As filed with the Securities and Exchange Commission on November 6, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Peter E. Sundman
Chairman of the Board, Chief Executive Officer and President
Neuberger Berman Equity Funds
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur Delibert, Esq.
K&L Gates LLP

1601 K Street, N.W.
Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2008

Date of reporting period: August 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.   Reports to Shareholders.

Neuberger Berman
Equity Funds

Investor Class Shares

Trust Class Shares

Advisor Class Shares

Institutional Class Shares

Class A Shares

Class C Shares

Century Fund

Climate Change Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Real Estate Fund

Guardian Fund

International Fund

International Institutional Fund

International Large Cap Fund

Large Cap Disciplined Growth Fund

Mid Cap Growth Fund

Partners Fund

Real Estate Fund

Regency Fund

Select Equities Fund

Small and Mid Cap Growth Fund

Small Cap Growth Fund

Socially Responsive Fund

Annual Report

August 31, 2008

Contents

THE FUNDS

Chairman's Letter	1

PORTFOLIO COMMENTARY

Century Fund	2

Climate Change Fund	5

Equity Income Fund	9

Focus Fund	13

Genesis Fund	16

Global Real Estate Fund	19

Guardian Fund	23

International Fund	26

International Institutional Fund	29

International Large Cap Fund	32

Large Cap Disciplined Growth Fund	36

Mid Cap Growth Fund	40

Partners Fund	43

Real Estate Fund	46

Regency Fund	49

Select Equities Fund	52

Small and Mid Cap Growth Fund	56

Small Cap Growth Fund	59

Socially Responsive Fund	62

FUND EXPENSE INFORMATION	69

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS

Century Fund	72

Climate Change Fund	73

Equity Income Fund	74

Focus Fund	76

Genesis Fund	77

Global Real Estate Fund	79

Guardian Fund	81

International Fund	82

International Institutional Fund	85

International Large Cap Fund	88

Large Cap Disciplined Growth Fund	91

Mid Cap Growth Fund	93

Partners Fund	95

Real Estate Fund	97

Regency Fund	98

Select Equities Fund	100

Small and Mid Cap Growth Fund	101

Small Cap Growth Fund	102

Socially Responsive Fund	104

FINANCIAL STATEMENTS	107

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA

Century Fund	167

Climate Change Fund	167

Equity Income Fund	167

Focus Fund	169

Genesis Fund	169

Global Real Estate Fund	171

Guardian Fund	171

International Fund	173

International Institutional Fund	173

International Large Cap Fund	175

Large Cap Disciplined Growth Fund	175

Mid Cap Growth Fund	175

Partners Fund	177

Real Estate Fund	179

Regency Fund	179

Select Equities Fund	179

Small and Mid Cap Growth Fund	181

Small Cap Growth Fund	181

Socially Responsive Fund	183

Reports of Independent Registered Public Accounting Firms	188

Directory	191

Trustees and Officers	192

Proxy Voting Policies and Procedures	201

Quarterly Portfolio Schedule	201

Notice to Shareholders	202

Report of Votes of Shareholders	203

Board Consideration of the Management and Sub-Advisory Agreements	204

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC, formerly Neuberger Berman Management Inc. ©2008 Neuberger Berman Management LLC. All rights reserved.

Chairman's Letter

Fellow Shareholder,

The fiscal year ended August 31, 2008 was a tumultuous period for stock market investors, with essentially every major stock market index posting a decline.

During this period, ramifications from the subprime mortgage crisis—particularly its impact on the stability of the financial system—eroded confidence and caused tremendous volatility within the markets. The seriousness of this environment should not be understated. Within the financial markets, March saw the near collapse of investment bank Bear Stearns—which had survived the market crash of 1929—and its subsequent sale to JP Morgan Chase. By July, the second-largest bank failure in U.S. history had occurred, after a run on a California-based bank triggered a takeover by the Federal government. Also in July, the U.S. Treasury asked Congress to approve legislation that would help support Fannie Mae and Freddie Mac, which together back approximately half of American mortgages.

By mid-September, after this reporting period had ended, the markets were shaken again as Merrill Lynch agreed to be purchased by a competitor and Lehman Brothers Holdings Inc. filed for bankruptcy protection. (This event, while affecting our parent company, has had no material impact on the operation of our Funds or the investment processes and strategies of our portfolio managers, which continue as they have in the past. Neuberger Berman has since agreed to be acquired by a combination of two private equity firms, in partnership with our portfolio managers. The result will be an independent investment management company. The transaction is contingent on, among other things, our receiving court and other necessary approvals.) Also after fiscal year-end, the government took control of both Fannie Mae and Freddie Mac, a major insurer was granted an $85 billion bailout, and landmark federal legislation granted the Treasury Departm ent authority to buy up to $700 billion in distressed mortgage assets from private firms.

Added to quite serious issues within the financial sector during the year were a slowing domestic economy, signs of slowdown developing overseas and a deceleration in U.S. corporate profits. When the Commerce Department released second quarter 2008 figures, it showed profits had fallen another 3.8% for the quarter, bringing corporate profits to 8.3% lower than they had been one year prior.

A decline in perceived—and often real—wealth for consumers, who account for over two-thirds of U.S. gross domestic product, was also damaging. As housing prices retreated, obtaining credit became more difficult and unemployment rose; in the midst of increasing energy and food costs, consumers felt increasing pressure. Coupled with tighter credit, declining real estate prices made it difficult for Americans who own homes to borrow from equity to support spending power. Credit-card defaults rose, while more and more Americans began to rely on credit cards to meet essential needs each month.

In the face of this market environment, our portfolio managers recognized the importance of closely adhering to their tested investment disciplines. They vigilantly assessed the fundamentals of portfolio holdings as well as potential opportunities in the marketplace. There has been great sector rotation within this market in addition to the price volatility, and that adds another layer of complexity to the situation. Especially during atypically complex markets, we believe the stock-picking skills of experienced active managers can add value for shareholders.

While an annual report by its nature focuses on one year's performance, equity investing is a long-term wealth-building strategy. It is worth noting that, in contrast to a year of negative performance by major equity indices, annualized performance has been positive for the three-, five-, and ten-year periods for all the major indices that performed poorly during this fiscal year. And while we expect that the markets could remain volatile for the coming months, we are confident in our investment strategies, our managers' skills and the long-term prospects for the U.S. and overseas markets.

As always, thank you for investing with Neuberger Berman. We understand the anxiety that the recent events and market fluctuations have caused and I would like to reassure you that Neuberger Berman remains committed to serving your best interests, seeking to both preserve your capital and achieve superior investment returns over the long term.

Sincerely,

Peter Sundman
Chairman of the Board
Neuberger Berman Equity Funds

Century Fund Commentary

For the fiscal year ended August 31, 2008, Neuberger Berman Century Fund outperformed its benchmark, the Russell 1000 Growth Index. While the portfolio outperformed the Index, absolute returns for both were negative.

We're pleased with the portfolio's performance during what has been the continuation of a difficult environment for both the market and the economy, and a difficult environment for finding the types of companies we seek for the portfolio—companies with a catalyst accelerating key growth metrics and strong free cash flow characteristics. We continue to see pressures stemming from the U.S. housing and financial markets impacting the markets and companies' prospects globally, coupled with a slow economic environment in the U.S. and signs of slowing overseas.

We attribute the majority of our outperformance within this turbulent market to strong stock selection within several different sectors—Consumer Discretionary, Energy, Health Care and Materials. Within Consumer Discretionary, in addition to strong stock selection, our below-benchmark weighting for most of the year in the sector contributed to the portfolio's outperformance. We remained underweighted due to concerns about the fiscal health of consumers. During this period, we saw a fairly flat yield curve—which made it hard for banks to do business—and the development of a serious credit problem. For consumers, this caused a decline in perceived wealth. The loss of equity in homes coupled with reduced access to credit through credit cards and loans put pressure on consumer spending.

One of the themes that worked well within both Consumer Discretionary and the more defensive Consumer Staples sectors was that of "trading down." McDonald's showed very strong performance over the past year, posting positive results even within a very negative consumer environment. McDonald's benefited as consumers moved from higher priced casual-dining restaurants to lower-cost alternatives. Costco was another strong performer as part of this trend, with more consumers buying in bulk, and buying prepared meals. Private-label grocery businesses were also strong, with consumers selecting store-brand products over more expensive national brands.

Within Energy, we began reducing our overweighting during the first quarter of 2008. We decreased it considerably as the year progressed, on both an absolute and relative basis. We trimmed several highly oil-leveraged names, like Canadian Natural Resources, Occidental Petroleum, and National Oilwell Varco. At the same time, when the Russell 1000 Growth Index rebalanced on June 27, the index's Energy weighting increased dramatically. Our underweight was very beneficial during July and August, as energy prices declined.

The portfolio also benefited significantly by what we did not own in Health Care. Due to our concern over their medical loss ratios, we avoided healthcare services companies, which performed poorly.

Within Materials, Monsanto was one of our top-performing holdings for the year. Monsanto benefited from increased ethanol production, and strong pricing on their corn seed driven by product advances.

Detractors during the reporting period came primarily from the Information Technology (IT) sector. Google was one example, which we sold in March. However, since then, Google has had difficulties along with much of IT. We sold MEMC Corporation, a semiconductor manufacturer with exposure to the solar power industry, whose stock price declined after a series of production problems. And Cisco disappointed; however, the fact that we were underweight the benchmark was a benefit. Finally, Nokia suffered, on significantly lower-than-expected handset sales in Europe. Outside of the difficult IT sector, News Corp performed poorly, and we sold our position.

In the current market and looking forward, we continue to position the portfolio defensively, in general, overweighting some less economically sensitive sectors like Consumer Staples, and underweighting those that are more sensitive, such as Industrials. We continue to reduce our Energy exposure, believing that the dollar's strengthening could hurt commodities. And we are overweighting the typically defensive Utilities sector, though in this climate, the sector has been volatile on changes in energy commodity prices. We are also reducing IT somewhat, on global economic and currency concerns for U.S.-based multinationals. We don't anticipate that the market will fully recover until financial issues within the U.S. are resolved, so we plan to remain defensive for the coming months. However, we believe we could see a reacceleration in the U.S. economy beginning either late this year or in 2009.

Sincerely,

Daniel D. Rosenblatt, John J. Barker, Daniel J. Fletcher and Lawrence K. Fisher

Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

Century Fund

TICKER SYMBOL

Investor Class	NBCIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	11.6%
Consumer Staples	16.5
Energy	8.4
Financials	6.9
Health Care	13.2
Industrials	10.4
Information Technology	26.0
Materials	1.9
Telecomm Service	2.0
Utilities	3.1
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,10,15

	Inception Date	1 Year	5 Year	Life of Fund*
Investor Class	12/06/1999	(0.81%)	6.42%	(3.39%)
Russell 1000® Growth Index[2]		(6.77%)	6.09%	(3.20%)
Russell 1000® Index[2]		(10.60%)	7.41%	0.93%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are from the inception date of the Investor Class.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2007 was 2.45% for Investor Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.51%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Investor Class.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Climate Change Fund Commentary

On May 1, 2008, Neuberger Berman launched the Neuberger Berman Climate Change Fund, a long-term, thematic portfolio that seeks to invest globally in a diverse universe of companies that are positioned to benefit directly or indirectly from efforts to address the impacts of climate change. From inception (May 1, 2008) through the fiscal period ended August 31, 2008, Neuberger Berman Climate Change Fund modestly underperformed its benchmark, the MSCI World Index and underperformed the comparable HSBC Global Climate Change Index, during a highly volatile global financial market environment. Although performance was negative for the Fund as well as these indices during this brief timeframe, we are energized about the Fund's long-term prospects and its ability to benefit from climate-change levered stocks.

The Fund is specifically designed to analyze global market opportunities across all market capitalizations within three broad segments—Cleaner Energy, Energy Efficiency and Adaptation—and our top holdings may benefit from a number of climate change sub-themes throughout the various value chains. Representative sub-themes may include: wind, solar, nuclear or natural gas in our Cleaner Energy segment; electric grid management, energy efficient buildings or transportation in the Energy Efficiency segment; and water services, carbon trading or infrastructure in the Adaptation segment.

There were a number of key positive performance drivers since the launch of the Fund, namely within various alternative energy and grid management sub-themes. For instance, utilities have recently announced large orders for utility-scale solar projects, painting a bright picture for the industry's future and bolstering confidence for the widespread implementation of solar technology. Demand for wind power also remains strong as wind remains the only alternative energy source with near-breakeven economics on an unsubsidized basis, leading to five-year capacity growth rates in excess of 20%. With regard to grid management, we expect trillions of dollars to be spent on power infrastructure in the upcoming decades, some of which will be dedicated to improving transmission and distribution as well as for new technologies such as "smart" metering. We have already witnessed large smart meter contracts awarded in multiple states as util ities lay the foundation for an enhanced electric "smart grid" capable of handling real-time electricity pricing, plug-in electric vehicles, demand response and intermittent alternative-energy power sources.

There were also several factors that impeded performance in the past few months. For instance, those investments within our natural gas sub-theme that were closely tied to the commodity significantly underperformed as natural gas prices witnessed a swift reversal and declined by over 25% since the start of May due to concerns over slowing demand and potential oversupply. In general, we perceived some sector rotation as investors grew increasingly cautious and worried that a potential global economic slowdown would disproportionately impact Energy, Materials and Industrials, particularly those with substantial overseas exposure. Additionally, near-term macroeconomic concerns gave rise to pronounced selling pressure on certain stocks that may require investor patience despite, in our view, the absence of any fundamental change in the longer-term climate change thesis.

The Fund began operations during a difficult and volatile equity market where global economic concerns, general credit fears and energy supply/demand dynamics (e.g., demand destruction) continued to plague equity investments and energy-related securities in particular. Given this unstable environment, we believe the Fund's diversification—by segment, geography, market capitalization, and sector—is a key advantage. We remain overweight in U.S. securities—due in part to a prospective strengthening of the U.S. dollar and increasing evidence of an impending economic slowdown in Europe and Asia. Our three broad Fund components include: 53% Cleaner Energy, 21% Energy Efficiency and 22% Adaptation. We have investments across all market capitalizations and within eight of the ten benchmark sectors. From a portfolio strategy perspective, we tempered our exposure to those companies that are highly leveraged to energy commod ity price volatility and we are taking a more defensive posture within our high-growth sectors by focusing on companies with seasoned management teams and healthy end markets. Currently, our largest overweight positions include wind, electrical grid management, water service and nuclear power. Furthermore, given the thematic nature and longer horizon for the Fund, we will look to add to names we believe are undervalued versus their longer-term potential, while exiting those positions we feel represent undue risk.

We continue to believe increasing awareness of the potentially dramatic environmental consequences of climate change have initiated a global response, which we expect will produce enormous investment opportunities for decades to come.

From the pursuit of cleaner energy sources such as wind and solar power, to a renewed focus on conservation and adaptation, we believe these climatic trends may catalyze one of the most profound economic transformations since the industrial revolution. As such, we have attempted to position the Fund in a prudent and diversified manner and we look forward to a more rational market backdrop while remaining very excited about the Fund's future investment prospects.

Thank you for your confidence and we look forward to serving your needs.

Sincerely,

Ronald B. Silvestri
Portfolio Manager

Climate change-related companies may be particularly susceptible to such factors as environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation, and other domestic and international, political, regulatory and economic developments. Such companies may also be significantly affected by the level or pace of technological change in industries focusing on energy, pollution and environmental control. Because society's focus on climate-change issues is relatively new, there could be significant changes of emphasis and direction, and rapid technological change, rendering even new approaches and products obsolete.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- or mid-cap stocks may fluctuate more widely in price than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns; be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund. In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies; and these companies: may have a shorter history of operations than larger companies; may not have as great an ability to raise additional capital; and may have a less diversified product line, making them more susceptible t o market pressure.

The composition, industries and holdings of the Fund are subject to change. Climate Change Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Climate Change Fund

TICKER SYMBOLS

Institutional Class	NBCLX
Class A	NBCAX
Class C	NBCCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	3.2%
Energy	8.7
Financials	2.9
Health Care	1.1
Industrials	31.6
Information Technology	7.6
Materials	6.7
Utilities	38.2
Total	100.0%

CUMULATIVE TOTAL RETURN1,3

	Inception Date	Life of Fund*
At NAV
Insitutional Class	05/01/2008	(10.70%)
Class A	05/01/2008	(10.70%)
Class C	05/01/2008	(11.00%)
With Sales Charge
Class A		(15.83%)
Class C		(11.89%)
Index
MSCI World Index[2]		(9.93%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date 05/01/2008.

As stated in the Fund's most recent prospectus, the estimated total annual fund operating expense ratios were 1.92%, 2.67% and 1.56% for Class A, Class C and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The estimated net expense ratios are 1.21%, 1.96% and 0.96% for Class A, Class C and Institutional Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Class A, Class C and Institutional Class.

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Climate Change Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Cumulative Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Equity Income Fund Commentary

For the fiscal year ended August 31, 2008, Neuberger Berman Equity Income Fund significantly outperformed its benchmark, the S&P 500 Index. The portfolio reported strong positive returns while the S&P 500 was in double-digit negative territory.

The Fund's strategy is to seek securities that combine relatively high yields with the potential for capital appreciation. During the generally difficult equity market of the past year, this strategy and our execution of it were highly beneficial.

We positioned the portfolio defensively during the past year over concerns surrounding the strength of U.S. consumers' spending power and the stability of the financial system. The Fund's strong performance was driven in large part by our Energy investments. Also beneficial were our investments in convertible bonds, which we use as buffers during difficult equity markets. Our ability to write call and put options also provided a buffer in this very volatile market. During the past fiscal year, options on companies such as Dominion Resources, Norfolk Southern and ONEOK contributed to our positive return.

Within Energy, stock selection was strong. Canadian Oil Sands Trust was among the top contributors to returns, as was Hugoton Royalty Trust, and Cathedral Energy Services Income Trust. These Canadian Income Trusts are operating companies with strong fundamentals, and because they tend to pay out a significant part of their cash earnings as dividends, they provide higher yields than traditional energy stocks.

During the reporting period, our concerns about consumer strength led us to underweight the Consumer Discretionary sector, which was a benefit to the portfolio. Our stock selection in Consumer Staples was mixed, and slightly additive. Beverage holding Anheuser Busch—whose price benefited from a takeover bid by InBev—performed well, but retailers like Safeway, and consumer products manufacturer Kimberly-Clark disappointed. Financials were a slight drag on performance. Holdings such as Bank of America and American Express underperformed during the period. In Health Care, Johnson & Johnson was a strong performer. In Industrials, we owned General Electric, which detracted from portfolio performance for the period. In Materials, we had a positive contribution from Fording Canadian Coal Trust, which received a buyout bid during the period, and was sold into strength. Strong stock selection within Utilities was also posit ive for the portfolio, with companies like New Jersey Resources (natural gas) and NSTAR (electricity and natural gas) performing well.

Real Estate Investment Trusts (REITs) are typically a good source of dividend income, and an important part of our strategy. We focused on timber REITs during the fiscal year and they made positive contributions to our performance. We prefer timber land REITs to traditional commercial or residential REITs in light of the credit and economic backdrop during this fiscal year.

In this environment, we have been increasing our convertible bond-holdings, preferring those trading close to par value. We are also finding what we believe are great values in the Energy sector. We think Energy has been oversold, and that some of the resulting yields are quite compelling. We continue to search for opportunities within Financials, but cautiously, as we are not confident that the sector's issues have been fully resolved. Within REITs, we continue to focus on timber and away from property, which we think carries a risk of asset deflation. We are maintaining some exposure to Utilities, looking for companies with the potential to grow rapidly in unregulated areas, such as alternative energy. Since Utilities have declined in value, in our view, it is a more interesting sector now than it has been in recent years. Finally, we plan to use ongoing market volatility to our advantage through options. This strategy has wor ked well during the past six months, and we expect to continue employing it as opportunities present themselves.

Within this market, as always, our strategy is to favor individual securities that we think represent good value, and where we think business models are somewhat immune to market and economic factors. And by that measure, we are comfortable with the securities we own.

Sincerely,

Richard S. Levine, Tony Gleason and Sandy Pomeroy
Portfolio Co-Managers

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Equity Income Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	2.1%
Consumer Staples	4.6
Energy	23.0
Financials	29.1
Health Care	1.4
Industrials	2.6
Information Technology	1.8
Materials	2.9
Utilities	19.3
Other	13.2
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3

	Inception Date	1 Year	Life of Fund*
At NAV
Insitutional Class	06/09/2008	7.01%	8.07%
Class A	06/09/2008	7.00%	8.06%
Class C	06/09/2008	6.84%	7.97%
With Sales Charge
Class A		0.85%	4.62%
Class C		5.84%	7.97%
Index
S&P 500 Index[2]		(11.14%)	(1.49%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date of the Trust Class, 11/2/2006.

During the period from November 2, 2006 through June 9, 2008, the Fund's Trust Class had only one investor which could have impacted Fund performance. The inception date for the Equity Income Fund Class A, C and Institutional shares is 6/9/08. Performance of the Class A, C and Institutional shares prior to that date links to that of the Trust Class which had an inception date of 11/2/2006 and ceased operations on 6/9/08.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.51%, 2.26% and 1.15% for Class A, Class C and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios are 1.18%, 1.93% and 0.82% for Class A, Class C and Institutional Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Class A, Class C and Institutional Class.

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. The performance information shown with a sales charge for Class A and Class C has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund

COMPARISON OF A $10,000 INVESTMENT (WITH SALES CHARGE)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Class A shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Class A returns prior to 6/9/08 link to the Trust Class with a hypothetical load applied.

Focus Fund Commentary

Investors faced a difficult large cap stock market in the fiscal year ended August 31, 2008, with six of the 10 S&P 500 sectors finishing in the red and four of these sectors experiencing double-digit percentage declines. Although Neuberger Berman Focus Fund failed to achieve a positive return, superior stock selection in six of 10 sectors helped the Fund outperform its S&P 500 benchmark.

Health Care investments made the largest contribution to returns for the reporting period. The portfolio was modestly overweighted in Health Care and, collectively, our holdings delivered a high-teen percentage return versus a loss for the S&P 500 Health Care component. Medical consumable device manufacturer Covidien and leading laboratory equipment and chemical regents producer Thermo Fischer Scientific were among our top Health Care performers. Performance also got a boost from Genentech, which received a buyout offer from majority shareholder Roche Holding AG. Genentech's board of directors turned down the first bid, but as of this writing is negotiating with Roche for what we believe will be a more generous offer.

Led by Occidental Petroleum and leading oil sands producer Canadian Natural Resources, Energy sector investments were also quite productive. By the end of the fiscal year, the portfolio was modestly underweighted in Energy, but our holdings outperformed the corresponding benchmark sector by a wide margin. Our theme in Energy has been to buy companies with long-lived reserves in politically stable regions that also are of the size and character that may make them acquisition targets as the energy industry continues to consolidate. Oil and natural gas prices have retreated from late summer highs as global economic growth has slowed and the U.S. dollar has rallied. However, we believe that over the long term, incremental demand from newly industrialized nations combined with constrained supply due to the difficulty in finding new fields and the rising cost of producing energy will sustain high energy prices and promote ongoing prof itability for select energy companies.

The portfolio was slightly underweighted in Financials during the fiscal year and our holdings modestly outperformed the S&P 500's Financials component. However, our investments in the market's most distressed sector had the most negative impact on absolute returns. We were seduced by AIG's potential earnings power and its well positioned financial services franchises. However, as it became clear that the company would have to raise significant capital to shore up its balance sheet, and in the process, dilute future earnings, we eliminated our position. Unfortunately, the portfolio sustained some damage before we exited. Citigroup also detracted from performance. Like virtually all the major financial conglomerates, Citigroup sold off on investor concern over the amount of distressed assets on its books and the impact that deleveraging will have on future earnings. We have maintained our position in Citigroup because, at its current price, we believe most, if not all, of the bad news has been fairly fully discounted.

For the reporting period, the Fund was overweighted in Information Technology and collectively our holdings underperformed. Nokia, the world's leading cellular telephone manufacturer, stumbled due to the delay of a major new product introduction and investor concern that sales of relatively expensive smart phones would slow as consumers curbed spending. However, Nokia remains the biggest and lowest cost producer, and in our opinion, best managed company in what is still a good growth business. International Rectifier was quite simply a mistake. The stock got quite cheap due to some accounting irregularities that we thought would be quickly resolved. Instead, it turned into a full blown accounting scandal that cost senior management their jobs and resulted in a purge of the board of directors. We eliminated our position, but not before the stock tumbled.

Blessed with hindsight, economists and market strategists clearly underestimated the extent of damage the collapse of the mortgage-backed securities market would have on financial companies and the toll the ensuing credit crunch would take on the global economy. Although, over the short term, economic headwinds will likely restrain corporate earnings growth, the stock market is a discounting mechanism that we believe has already largely discounted the current economic distress. At some point within the next year, we believe the market should start "looking over the valley" and begin reflecting better days ahead. In the interim, we will look for to quality and value—in our opinion, a strategy that will prove successful over full market cycles.

Sincerely,

Robert B. Corman and David Levine
Portfolio Co-Managers

Because the fund is concentrated in a small number of stocks, it will be substantially overweighed or underweighted in certain economic sectors at any given time. Therefore its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic factors it emphasizes do not perform as expected.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	8.4%
Consumer Staples	8.9
Energy	13.3
Financials	14.1
Health Care	14.4
Industrials	10.2
Information Technology	24.1
Materials	2.6
Utilities	4.0
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,9

	Inception Date	1 Year	5 Year	10 Year	Life of Fund*
Investor Class	10/19/1955	(7.12%)	4.95%	7.88%	10.90%
Trust Class	08/30/1993	(7.37%)	4.74%	7.69%	10.92%
Advisor Class	09/03/1996	(7.55%)	4.53%	7.86%	10.88%
Russell 1000® Value Index[2]		(14.66%)	8.55%	6.95%	N/A
S&P 500 Index[2,18]		(11.14%)	6.92%	4.68%	10.22%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date 10/19/1955.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 0.89%, 1.09% and 1.30% for Investor Class, Trust Class and Advisor Class shares, respectively.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Commentary

Neuberger Berman Genesis Fund produced a solidly positive return in the fiscal year ended August 31, 2008, versus a mid-single-digit loss for its Russell 2000 benchmark. Most of the Fund's performance advantage occurred during the first 10 months of its fiscal year, a period in which risk-averse investors strongly favored high quality small companies—the staple of the Genesis Fund. In the final two months of the fiscal year, our performance lead narrowed as investors regained an appetite for risk primarily in the form of beaten down financial companies perceived to be trading at bargain basement prices. Declining energy prices and energy stocks also penalized relative performance over the last two months.

In part, we believe the Fund's relative performance is a function of investor sentiment. When investors are fearful and therefore focused on quality and safety, the Fund tends to generate superior relative returns. When investors are exuberant and willing to take risks, Fund performance tends to lag. Importantly, however, we remain confident that a portfolio of financially strong, well managed small companies with consistent cash flow and earnings growth will deliver attractive long-term investment returns.

Despite retreating over the last several months of the fiscal year, Energy sector holdings, including Southwest Energy, Foundation Coal and Denbury Resources, made the greatest contribution to returns this year. We view the recent decline in energy prices as a cyclical phenomenon caused by diminished demand in the slowing global economy. Longer term, however, we believe energy is a secular growth story supported by favorable supply/demand dynamics. We don't know how much farther energy prices will retreat. But we expect prices to stabilize at a level that will sustain attractive profits for well managed energy companies and lead investors to question why energy stocks are trading at substantial valuation discounts to the broad market. More appropriate valuations would help propel energy stock performance should energy prices begin recovering along with the global economy. Consequently, the portfolio remains overweighted in Energy.

Conversely, the portfolio is underweighted in Financials, which through fiscal year-end were enjoying a cyclical rally in the midst of what we believe will be a long-term secular downtrend. During the reporting period, investors appeared emboldened by the Treasury Department and Federal Reserve's general focus on preventing failures among large financial institutions. However, we believe deleveraging, structural problems, the prospect of additional regulation, and the fact that interest rates aren't likely to go much lower will likely have a long-term negative impact on financial institutions' profitability.

Materials, Consumer Staples and Industrials sector holdings also contributed to returns. Led by Compass Minerals and Aptar Group, we materially outperformed the Russell 2000's Materials component. Church & Dwight and Alberto-Culver helped generate strong returns in Consumer Staples versus a loss for the corresponding benchmark sector component. Industrials sector holdings including Bucyrus International, Joy Global, Wabtec and Copart also enhanced portfolio performance. Although collectively our Consumer Discretionary and Financials sector investments posted losses, they outperformed their Russell 2000 sector counterparts. Information Technology holdings posted a modest gain versus a double-digit percentage loss for the benchmark sector component. We also benefited by having no exposure to Telecommunications Services, the Russell 2000's single worst performing sector.

During the fiscal year, we underperformed in Health Care with several holdings among our biggest disappointments. Medical device manufacturer ICU Medical made a questionable acquisition and has failed to effectively execute its business plan. Mentor Corp., a maker of breast implants, was hurt by a decline in consumer spending on cosmetic surgery and the company's efforts to diversify have not been productive. Consequently, we have eliminated our positions in both companies.

Looking ahead, we continue to have reservations about the economy and stock market. A year ago, the consensus was that the slowdown in the U.S. economy would be tempered by modest growth in the rest of the developed world and continued strong growth in emerging market economies. Many economists were predicting that the U.S. economy would begin regaining momentum in the second half of 2008. However, with Europe and Japan on the brink of recession and emerging market economies slowing, the timetable for a sustained U.S. economic recovery is being pushed back. This doesn't bode particularly well for the short-term prospects of the stock market. However, we think it will cause investors to return to the relative safety of the high quality, consistently profitable companies in the Genesis Fund.

Sincerely,

Judith M. Vale and Robert D'Alelio
Portfolio Co-Managers

This fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class:	NBGEX
Advisor Class	NBHCX
Institutional Class	NBGAX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	6.0%
Consumer Staples	6.3
Energy	18.7
Financials	5.4
Health Care	19.4
Industrials	30.1
Information Technology	8.3
Materials	5.6
Utilities	0.2
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3

	Inception Date	1 Year	5 Year	10 Year	Life of Fund*
Investor Class	09/27/1988	10.18%	15.23%	15.83%	14.15%
Trust Class	08/26/1993	10.22%	15.18%	15.79%	14.16%
Advisor Class	04/02/1997	9.89%	14.88%	15.48%	13.97%
Institutional Class[7]	07/01/1999	10.48%	15.47%	16.08%	14.28%
Russell 2000® Index[2]		(5.48%)	9.55%	9.53%	10.04%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date 9/27/88.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 0.87%, 1.05%, 1.12% and 1.37% for Institutional Class, Investor Class, Trust Class and Advisor Class shares, respectively.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Real Estate Fund Commentary

Neuberger Berman Global Real Estate Fund commenced operations on October 2, 2007. The timing of the introduction of the Fund was less than fortuitous, with U.S. Real Estate Investment Trusts (REITs) selling off over the ensuing five months and international real estate securities experiencing a sharper and more extended decline. From inception through August 31, 2008, the Fund's FTSE EPRA/NAREIT Global Real Estate Index benchmark declined more than 20%. Seven of 10 benchmark sectors posted negative returns, with six sectors experiencing double-digit declines. Disappointing relative performance in several sectors caused the Fund to lag its benchmark index.

Three factors combined to create an extremely challenging environment for global real estate securities. The first and most influential was the spread of America's credit crisis, first to the most leveraged economies in Europe (the U.K., Spain and Ireland) and Asia (Australia and New Zealand), and eventually to virtually all of the developed nations. The second factor was the failure of international governments and monetary authorities to respond to the credit crunch. While the U.S. Treasury and Federal Reserve were cutting interest rates and injecting liquidity into the system, international governments and central banks sat on their collective hands fearing rising inflation more than economic deceleration. Finally, a major difference in the composition of international real estate securities markets exacerbated the negative impact of the credit crunch. In the U.S., where there is more commercial real estate capacity, the real estate securities market is dominated by REITs—generally commercial property landlords with relatively modest development operations. American REITs tend to have unleveraged balance sheets, predictable earnings and, because they are required to pay out a high percentage of earnings to shareholders, yields that are well above the market average. With these fundamental characteristics, it is no surprise that U.S. REITs held up reasonably well as jittery investors sought safety in more defensive asset classes. Overseas, where commercial real estate capacity is much more constrained, U.S.-type REITs comprise a much smaller percentage of the total international real estate securities market. The balance is made up of real estate operating companies with much more extensive development operations. These companies are more dependent on credit to sustain and grow earnings and therefore were hit much harder when the credit markets contracted so severely.

The Fund delivered good absolute and relative returns in the Health Care sector, largely due to positions in U.S. nursing homes, and assisted living and acute care facilities. We also achieved positive results in Self Storage and Specialty, two less economically sensitive sectors. Although recording a negative return, our Lodging/Resorts sector investments held up quite well relative to the corresponding benchmark sector component.

Our poorest absolute performance came in the Diversified sector (approximately half of all international real estate securities are put in this category), followed by Retail and Residential. Although, due to constrained capacity, Retail is generally a defensive sector in the international real estate securities market, the pressure on consumers resulted in uncharacteristically poor performance this year. With Retail constituting one of the portfolio's largest sector weightings, this poor performance penalized returns. Stock selection in the Residential sector was responsible for poor relative performance.

If past is prologue to the future, we should see a healthier U.S. REIT market in the year ahead. The past four corrections in the U.S. REIT market ended within one year and REITs hit the next peak within 24 months. With the U.S. REIT market bottoming, in our view, in mid-January 2008, we should see some progress by first quarter 2009. However, with the handwriting now clearly on the wall, we have seen interest rate cuts in Australia and New Zealand and the Chairman of the European Central Bank has been hinting that they are ready to cut rates as well. We believe lower interest rates and more liquidity should help international real estate securities markets stabilize and eventually follow the U.S. market higher.

Sincerely,

Steven R. Brown, Frank Onstwedder and Bas Eestermans
Portfolio Co-Managers

The risks involved in seeking capital appreciation and income from investments primarily in companies with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change. Global Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Global Real Estate Fund

TICKER SYMBOLS

Institutional Class	NBGLX
Class A	NBRAX
Class C	NBRCX

SECTOR ALLOCATION

(% of Equity Market Value)
Diversified	25.9%
Health Care	3.3
Industrial	2.5
Industrial/Office	1.9
Lodging/Resorts	3.6
Office	18.9
Residential	7.5
Retail	31.4
Self Storage	1.9
Specialty	3.1
Total	100.0%

CUMULATIVE TOTAL RETURN1,3

	Inception Date	Life of Fund*
At NAV
Insitutional Class	10/02/2007	(25.13%)
Class A	05/01/2008	(25.29%)
Class C	05/01/2008	(25.50%)
With Sales Charge
Class A		(29.59%)
Class C		(26.22%)
Index
FTSE EPRA/NAREIT Global Real Estate Index[2]		(24.04%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date 10/2/2007. Performance prior to 5/1/2008 for Class A and Class C is that of the Institutional Class. Because the Institutional Class has moderately lower expenses, its performance typically would have been slightly better than Class A and Class C.

As stated in the Fund's most recent prospectus, the estimated total annual fund operating expense ratios are 2.38%, 2.05% and 2.80% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios are 1.00%,1.45% and 2.20% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2010 for Institutional Class and through 8/31/2011 for Class A anc Class C.

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. The performance information shown with a sales charge for Class A and Class C has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Cumulative Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Commentary

Neuberger Berman Guardian Fund materially outperformed its S&P 500 Index benchmark but failed to generate a positive return for the fiscal year ended August 31, 2008. During the period, six of 10 S&P 500 sectors were down, with four sectors posting double-digit percentage declines. In this challenging economic environment, our portfolio companies' continued growth led to stronger performance in six of the eight S&P 500 sectors in which we were invested. Stock selection success was amplified by decisions made starting over two years ago to move away from credit and economically sensitive companies.

Collectively, our Energy sector holdings had the most positive impact on performance, more than tripling the return from the S&P 500's Energy component. Our Energy sector strategy has been shaped by two themes: access to reserves and a bias toward natural gas. BG Group and Cimarex Energy qualify on both measures. BG is a vertically integrated natural gas play that has extensive global reserves as well as liquefied natural gas processing and storage capabilities. Cimarex has an excellent exploration and production record and large and growing domestic natural gas reserves. We believe our focus on clean burning natural gas will continue to reward shareholders as it becomes the fuel of choice for power generation.

The Fund was underweighted in Consumer Staples, but a gain in discounter Costco, our sole holding in this sector during the year, contributed to returns. Relative performance also benefited from the fact that the portfolio had no exposure to Telecommunications Services, the S&P 500's second worst performing sector. The businesses of traditional telecom companies are being pressured as cable companies rapidly capture market share with their own new telecom offerings. Portfolio holding Comcast is benefiting from this trend and has become the nation's fourth largest telecom provider.

Although we experienced declines in the Financials, Consumer Discretionary and Industrials sectors, three of the four worst performing groups in the S&P 500, our holdings outperformed corresponding benchmark sector components by substantial margins. Two years ago, we decided to move away from credit-exposed financial businesses. This decision helped cushion the portfolio from the steep decline in the Financials sector. Gains in leading financial transactions processor State Street Corp., real estate investment trust (REIT) Weingarten Realty Investors, and discount stock broker Charles Schwab, along with relatively modest declines in insurers Progressive Corp. and Willis Group Holdings enhanced relative performance for the 12-month reporting period. Positive returns from diversified clothing maker VF Corp. and media companies Scripps Networks Interactive and Washington Post, and a minor decline for auto parts manufacturer Bor gWarner allowed us to outperform in the otherwise weak Consumer Discretionary sector. The strong performance of Canadian National Railway and trash hauler Republic Services, which received a takeover offer from industry leader Waste Management, buoyed returns in the Industrials sector.

Due primarily to a big decline in UnitedHealth Group, our Health Care sector investments materially underperformed. In general, managed care companies fell out of favor due to investor concern over increasing price competition, the threat of rising medical cost inflation, and the potential for changes in government health care reimbursement policies from a new administration in Washington in November. UnitedHealth stock came under additional pressure because its Medicare Advantage plan, co-branded with AARP, fell well short of expectations. We are currently evaluating whether UnitedHealth can execute its business plan more effectively in the future.

Looking ahead, U.S. economic growth is likely to remain subdued for longer than currently anticipated. While the export economy is benefiting from dollar weakness, we believe consumer spending will remain restrained at least through the first half of 2009. Also, volatility in the fixed income markets is likely to be a continued drag on credit availability. The so-called "decoupling" of the U.S. and international economies is being discredited as the rest of the world is proving vulnerable not only to the U.S. economic slowdown, but also to energy and food cost inflation that is squeezing the global consumer's budget.

The good news is that, after over a year of rising earnings outside of the troubled financial sector and declining stock prices, equity valuations are not demanding. In short, while the economic news is unsettling, equities are fundamentally inexpensive.

Our investment process is focused on seeking to identify value-priced high quality businesses with above-average growth prospects and holding them for as long as they continue to live up to our fundamental expectations. Historically, this strategy has helped to preserve investor capital in times of market volatility while allowing us to participate in the long-term fundamental growth in the businesses of our portfolio companies. Despite today's unsettled economic environment, we remain constructive on the outlook for our portfolio companies and believe they are positioned to continue to take market share and outperform their peers through stock market cycles.

Sincerely,

Arthur Moretti
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	21.2%
Energy	10.5
Financials	20.3
Health Care	7.9
Industrials	14.4
Information Technology	21.1
Utilities	4.6
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8,16

	Inception Date	1 Year	5 Year	10 Year	Life of Fund*
Investor Class	06/01/1950	(5.38%)	9.61%	6.36%	11.49%
Trust Class	08/03/1993	(5.52%)	9.44%	6.23%	11.46%
Advisor Class	09/03/1996	(5.96%)	8.97%	5.77%	11.36%
S&P 500 Index[2]		(11.14%)	6.92%	4.68%	11.33%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date 6/1/1950.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 0.88%, 1.06% and 2.86% for Investor Class, Trust Class and Advisor Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.51% for Advisor Class. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Advisor Class.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Fund Commentary

After a prolonged period of outperformance, international stocks trailed U.S. equities in the fiscal year ended August 31, 2008, as both the MSCI EAFE Index and S&P 500 Index both declined. There was virtually no place to hide during this broad market slide, with nine of the 10 MSCI EAFE sectors posting declines. The strong relative performance of Neuberger Berman International Fund's Energy sector holdings failed to compensate for lagging returns in the Information Technology, Consumer Discretionary, Industrials and Financials sectors. Investors' clear preference for large-capitalization stocks also penalized relative returns for the portfolio, which invests across all market capitalization ranges. As a result, the Fund underperformed its MSCI EAFE benchmark.

The Fund's Energy investments outperformed on an absolute and relative basis, closing the year with a high-teen percentage gain compared to a slight loss for EAFE's Energy component. Our bias toward "upstream" exploration and production companies over "downstream" refiners and marketers and the large integrated oils was largely responsible for our success in the sector. Outstanding performers included: Petroleo Brasiliero, the U.K.'s Burren Energy and Tullow Oil, Ireland's Dragon Oil, and Australia's Woodside Petroleum. At the close of this 12-month reporting period, the portfolio remains overweighted in Energy because we believe that favorable long-term supply/demand dynamics will sustain energy prices at levels that will preserve energy company profitability and ultimately improve the stocks' market valuations, which have been well below the market average.

During the fiscal year, the Fund posted a slight gain in Health Care compared to a small loss for the corresponding benchmark sector component. Nihon Kohden, a productivity-enhancing medical equipment maker was our best Health Care performer.

Investments in the Information Technology, Consumer Discretionary, Industrials and Financials sectors penalized absolute and relative returns. Canada's MacDonald Dettwiler & Associates, an information products and systems producer serving the financial services and surveillance and intelligence industries, and Japan's Ibiden, a maker of specialty plastic packaging for the protection of semiconductors, were among our disappointments in the Information Technology sector. We have retained positions in both companies while we appraise their fundamental outlooks.

The U.K.'s Punch Taverns and real estate developer Barratt Developments were among our poor performers in the Consumer Discretionary sector. With British consumers tightening their purse strings and the lack of mortgage financing paralyzing the U.K.'s residential construction industry, we have eliminated positions in both companies.

Austria's Zumtobel, an integrated lighting systems manufacturer, and Japan's Chiyoda Corp., a design and construction firm specializing in chemical and energy facilities, negatively impacted Industrials sector returns. With the intermediate prospects for both companies still unclear, we have eliminated our position in Chiyoda and by the end of this 12-month reporting period, had sold almost all of our Zumbotel position.

Although the portfolio was substantially underweighted in Financials, our holdings underperformed the benchmark component by a wide margin. The primary culprits were German commercial real estate lender Hypo Real Estate Holding (sold after fiscal year-end) and U.K. residential mortgage lender Northern Rock, which we sold from the portfolio prior to its nationalization.

At fiscal year end, the portfolio had 13.9% of assets invested in non-EAFE markets (0.9% in Argentina, 4.7% in Brazil, 0.2% in Chile, 6.8% in Canada and 1.4% in Korea). With gains in our Argentine, Brazilian, and Chilean investments and better than benchmark average performance from Canadian and Korean holdings, our exposure to non-EAFE markets was a performance plus. In the developed world, U.K., German, and Japanese investments underperformed. French holdings outperformed.

Looking ahead, we remain concerned about the global economy. It has become increasingly clear that America's economic woes are spreading to the rest of the world. Even newly industrialized economic powerhouses such as China, India, Brazil, and Russia are feeling the impact. In the interim, we will continue to be even more cautious in the stock selection process, focusing on financially strong, well managed niche companies that we believe can survive a period of economic deceleration and thrive when international economies regain momentum.

Sincerely,

Benjamin Segal
Portfolio Manager

The Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Fund

TICKER SYMBOLS

Investor Class	NBISX
Trust Class	NBITX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	11.1%
Consumer Staples	10.0
Energy	15.1
Financials	15.6
Health Care	8.9
Industrials	15.4
Information Technology	10.8
Materials	8.3
Telecomm Service	4.8
Total	100.0%

AVERAGE ANNUAL TOTAL RETURNS1,3,8,17

	Inception Date	1 Year	5 Year	10 Year	Life of Fund*
Investor Class	06/15/1994	(17.11%)	16.64%	9.19%	8.98%
Trust Class[5]	06/29/1998	(17.21%)	16.48%	9.54%	9.24%
MSCI EAFE® Index[2]		(13.96%)	14.34%	6.74%	6.36%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date 6/15/1994.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.26% and 1.35% for Investor Class and Trust Class shares, respectively.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Institutional Fund Commentary

After a prolonged period of outperformance, international stocks trailed U.S. equities in the fiscal year ended August 31, 2008, as both the MSCI EAFE Index and S&P 500 Index posted declines. There was virtually no place to hide during this broad market slide, with nine of the 10 MSCI EAFE sectors posting declines. The strong relative performance of Neuberger Berman International Institutional Fund's Energy sector holdings failed to compensate for lagging returns in the Information Technology, Consumer Discretionary, Industrials and Financials sectors. Investors' clear preference for large capitalization stocks also penalized relative returns for the portfolio, which invests across all market capitalization ranges. As a result, the Fund underperformed its MSCI EAFE benchmark.

The Fund's Energy investments outperformed on an absolute and relative basis, closing the year with a high-teen percentage gain compared to a slight loss for EAFE's Energy component. Our bias toward "upstream" exploration and production companies over "downstream" refiners and marketers and the large integrated oils was largely responsible for our success in the sector. Outstanding performers included Petroleo Brasiliero, the U.K.'s Burren Energy and Tullow Oil, Ireland's Dragon Oil, and Australia's Woodside Petroleum. At the close of this 12-month reporting period, the portfolio remains overweighted in Energy because we believe favorable long-term supply/demand dynamics will sustain energy prices at levels that will preserve energy company profitability and ultimately improve valuations that are still well below the market average.

The Fund posted a slight gain in Health Care compared to a small loss for the corresponding benchmark sector component. Japan's Nihon Kohden, a productivity-enhancing medical equipment maker, was our best Health Care performer.

Investments in the Information Technology, Consumer Discretionary, Industrials and Financials sectors penalized absolute and relative returns. Canada's MacDonald Dettwiler & Associates, an information products and systems producer serving the financial services and surveillance and intelligence industries, and Japan's Ibiden, a maker of specialty plastic packaging for the protection of semiconductors, were among our disappointments in the Information Technology sector. We have retained positions in both companies while we appraise their fundamental outlooks.

The U.K.'s Punch Taverns and real estate developer Barratt Developments were among our poor performers in the Consumer Discretionary sector. With British consumers tightening their purse strings and the lack of mortgage financing paralyzing the U.K.'s residential construction industry, we have eliminated positions in both companies.

Austria's Zumtobel, an integrated lighting systems manufacturer, and Japan's Chiyoda Corp., a design and construction firm specializing in chemical and energy facilities, negatively impacted Industrials sector returns. With the intermediate-term prospects for both companies still unclear, we have eliminated our position in Chiyoda and by the end of this 12-month reporting period, had sold almost all of our Zumbotel position.

Although the portfolio was substantially underweighted in Financials, our holdings underperformed the benchmark component by a wide margin. The primary culprits were German commercial real estate lender Hypo Real Estate Holding (sold after fiscal year-end) and U.K. residential mortgage lender Northern Rock, which we sold from the portfolio prior to its nationalization.

At fiscal year end, the portfolio had 14.2% of assets invested in non-EAFE markets (0.9% in Argentina, 4.8% in Brazil, 0.2% in Chile, 7.0% in Canada and 1.4% in Korea). With gains in our Argentine, Brazilian, and Chilean investments and better-than-benchmark-average performance from Canadian holdings, our exposure to non-EAFE markets was a performance plus. In the developed world, U.K., German and Japanese investments underperformed. French holdings outperformed.

Looking ahead, we remain concerned about the global economy. It has become increasingly clear that America's economic woes are spreading to the rest of the world. Even newly industrialized economic powerhouses such as China, India, Brazil and Russia are feeling the impact. In the interim, we will continue to be even more cautious in the stock selection process, focusing on financially strong, well-managed niche companies that we believe can survive a period of economic deceleration and thrive when international economies regain momentum.

Sincerely,

Benjamin Segal
Portfolio Manager

The Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Institutional Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Institutional Fund

TICKER SYMBOL

Institutional Class	NBIIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	11.0%
Consumer Staples	10.2
Energy	15.1
Financials	15.3
Health Care	8.9
Industrials	15.4
Information Technology	10.8
Materials	8.4
Telecomm Service	4.9
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8

	Inception Date	1 Year	Life of Fund*
Institutional Class	06/17/2005	(16.90%)	7.26%
MSCI EAFE Index[2]		(13.96%)	9.97%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are from the inception date of the Institutional Class.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2007 was 1.13% for Institutional Class (prior to any fee waivers or expense reimbursements). The net expense ratio was 0.87%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Institutional Class.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Institutional Class shares. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Large Cap Fund Commentary

After a prolonged period of outperformance, international stocks trailed U.S. equities in the fiscal year ended August 31, 2008, as both the MSCI EAFE Index and S&P 500 Index posted declines. Neuberger Berman International Large Cap Fund outperformed its MSCI EAFE benchmark. However, in an extremely challenging market in which nine of 10 EAFE sectors experienced losses, the Fund failed to achieve a positive return.

Energy sector investments had the most favorable impact on returns for the reporting period. The portfolio was materially overweight in Energy and collectively our holdings produced a 20% plus return versus a small decline for EAFE's Energy sector component. Our stock selection, with a focus on exploration and production companies such as Australia's Woodside Petroleum, Canada's Suncor Energy and Canadian Natural Resources, the UK's Tullow Oil, and Argentina's Tenaris, enhanced returns. Although energy prices are well off their highs, we expect them to stabilize at a level that will support energy company profits and eventually perhaps inspire investors to value energy stocks more appropriately.

The Fund also posted positive results in Health Care, with Swiss pharmaceuticals firm Novartis propelling returns.

Information Technology, Consumer Discretionary, Industrials, and Financials sector investments detracted from performance. Japan's Ibiden, a maker of specialty plastic packaging for the protection of semiconductors, and Germany's Wincor Nixdorf, a maker of ATMs and point-of-sales systems, were among the disappointments in the Information Technology sector. We continue to maintain positions in both companies as we believe there is significant upside from current levels.

The UK's Punch Taverns and real estate developer Barratt Developments were the two biggest performance detractors in the Consumer Discretionary sector. Punch Taverns declined as consumer spending slowed and Barrat's business suffered as concerns over the UK housing market deepened.

Japan's Chiyoda Corp., a design and construction firm specializing in chemical and energy facilities, and the UK's Wolseley PLC, a building materials supplier negatively impacted Industrials sector returns. With the intermediate outlook for both companies still unsettled, we chose to eliminate both positions.

The portfolio was underweight Financials, but our holdings lagged the benchmark component by a fairly substantial margin. Among our worst performers were German commercial real estate lender Hypo Real Estate Holding (sold after fiscal year-end) AG and UK residential mortgage lender Northern Rock, which we sold from the portfolio prior to its nationalization.

At fiscal year end, the portfolio had 16.7% of assets invested in non-EAFE markets (1.3% in Argentina, 5.5% in Brazil, 0.3% in Chile, 7.7% in Canada and 2.0% in Korea). With gains in our Argentine, Brazilian, and Chilean investments and better than benchmark average performance from Canadian and Korean, our exposure to non-EAFE markets benefited performance. In the developed world, UK, German, and Japanese investments under-performed while French holdings outperformed.

Looking ahead, we remain concerned about the global economy. It has become increasingly clear that America's economic woes are spreading to the rest of the world. Even newly industrialized economic powerhouses such as China, India, Brazil, and Russia are feeling the impact. In the interim, we will continue to be even more cautious in the stock selection process, focusing on financially strong, well managed niche companies that we believe can survive a period of economic deceleration and thrive when international economies regain momentum.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States and from investments in large-cap stocks are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Large Cap Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Large Cap Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	9.7%
Consumer Staples	11.6
Energy	15.9
Financials	20.1
Health Care	8.0
Industrials	11.2
Information Technology	7.4
Materials	10.3
Telecomm Service	5.8
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8

	Inception Date	1 Year	Life of Fund*
At NAV
Trust Class	08/01/2006	(11.95%)	3.29%
Institutional Class[7]	10/06/2006	(11.60%)	3.61%
Class A19	12/20/2007	(11.95%)	3.29%
Class C19	12/20/2007	(12.47%)	2.99%
With Sales Charge
Class A19		(17.01%)	0.40%
Class C19		(13.30%)	2.99%
Index
MSCI EAFE® Index[2]		(13.96%)	2.55%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date 8/1/2006.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.45%, 2.20%, 1.01% and 1.50% for Class A, Class C, Institutional Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios are 1.30%, 2.00%, 0.91% and 1.26% for Class A, Class C, Institutional Class and Trust Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Class A, Class C, Institutional Class and Trust Class.

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. The performance information shown with a sales charge for Class A and Class C has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Large Cap Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Average Annual Total Return chart above).The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Large Cap Disciplined Growth Fund Commentary

For the period from the portfolio's December 20, 2007 inception through the fiscal year ended August 31, 2008, Neuberger Berman Large Cap Disciplined Growth Fund underperformed its benchmark, the Russell 1000 Growth Index. Absolute returns for both the Fund and the Index were negative.

The reporting period was characterized by the continuation of a difficult environment for both the market and the economy, and a difficult environment for finding the types of companies we seek for the portfolio—companies with a catalyst accelerating key growth metrics and strong free cash flow characteristics. We continue to see pressures stemming from the U.S. housing and financial markets impacting the markets and companies' prospects globally, coupled with a slow economic environment in the U.S. and signs of slowing overseas.

During this turbulent period, we enjoyed strong stock selection within the Consumer Discretionary and Health Care sectors. Within Consumer Discretionary, in addition to strong stock selection, our below-benchmark weighting in the sector contributed to the portfolio's performance. We remained underweighted due to concerns about the fiscal health of consumers. During this period, we saw a fairly flat yield curve—which made it hard for banks to do business—and the development of a serious credit problem. For consumers, this caused a decline in perceived wealth. The loss of equity in homes coupled with reduced access to credit through credit cards and loans put pressure on consumer spending.

One of the themes that worked well within both Consumer Discretionary and the more defensive Consumer Staples sectors was that of "trading down." McDonald's showed very strong performance over the past year, posting positive results even within a very negative consumer environment. McDonald's benefited as consumers moved from higher priced casual-dining restaurants to lower-cost alternatives. Costco was another strong performer as part of this trend, with more consumers buying in bulk, and buying prepared meals. Private-label grocery businesses were also strong, with consumers selecting store-brand products over more expensive national brands.

Within Energy, we began reducing our overweighting during the first quarter. We decreased it considerably as the year progressed, on both an absolute and relative basis selling holdings including National Oilwell Varco. At the same time, when the Russell 1000 Growth rebalanced on June 27, the index's Energy weighting increased dramatically. Our underweight was very beneficial during July and August, as energy prices declined.

The portfolio also benefited significantly by what we did not own in Health Care. Due to our concern over their medical loss ratios, we avoided healthcare services companies, which performed poorly.

Detractors during the period came primarily from the Information Technology (IT) sector. Google was one example, which we sold in March. However, since then, Google has had difficulties along with much of IT. We sold MEMC Corporation, a semiconductor manufacturer with exposure to the solar power industry, whose stock price declined after a series of production problems. And Cisco disappointed; however, the fact that we were underweight the benchmark was a benefit. Finally, Nokia suffered, on significantly lower-than-expected handset sales in Europe. Outside of the difficult IT sector, News Corp performed poorly, and we sold our position.

In the current market and looking forward, we continue to position the portfolio defensively, in general, overweighting some less economically sensitive sectors like Consumer Staples and underweighting those that are more sensitive, such as Industrials. We continue to reduce our Energy exposure, believing that the dollar's strengthening could hurt commodities. And we are overweighting the typically defensive Utilities sector, though in this climate, the sector has been volatile on changes in energy commodity prices. We are also reducing IT somewhat, on global economic and currency concerns for U.S.-based multinationals. We don't anticipate that the market will fully recover until financial issues within the U.S. are resolved, so we plan to remain defensive for the coming months. However, we believe we could see a reacceleration in the U.S. economy beginning either late this year or in 2009.

Sincerely,

Daniel D. Rosenblatt, John J. Barker, Daniel J. Fletcher and Lawrence K. Fisher
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Large Cap Disciplined Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Large Cap Disciplined Growth Fund

TICKER SYMBOLS

Institutional Class	NBLIX
Class A	NBLAX
Class C	NBLCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	6.8%
Consumer Staples	18.4
Energy	9.0
Financials	4.6
Health Care	17.3
Industrials	10.6
Information Technology	27.5
Materials	1.4
Telecomm Service	1.0
Utilities	3.4
Total	100.0%

CUMULATIVE TOTAL RETURN1,3

	Inception Date	Life of Fund*
At NAV
Insitutional Class	12/20/2007	(9.40%)
Class A	12/20/2007	(9.70%)
Class C	12/20/2007	(10.10%)
With Sales Charge
Class A		(14.89%)
Class C		(11.00%)
Index
Russell 1000® Growth Index[2]		(8.74%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date 12/20/2007.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.50%, 2.25% and 1.13% for Class A, Class C and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios are 1.20%, 1.95% and 0.75% for Class A, Class C and Institutional Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Class A, Class C and Institutional Class.

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund

COMPARISON OF A $10,000 INVESTMENT (WITH SALES CHARGE)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Class C shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Cumulative Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Mid Cap Growth Fund Commentary

For the fiscal year ended August 31, 2008, Neuberger Berman Mid Cap Growth Fund underperformed its benchmark, the Russell Midcap Growth index. In a difficult equity market, returns for both the Fund and the Index were negative.

For the full fiscal year, concerns about the strength of the economy—in particular the health of the consumer and financial sectors—coupled with tremendous sector rotation and rotation between growth and value styles, made it a difficult environment for investors. Growth underperformed value for much of the year, as investors sought to avoid risk in light of the issues facing the market.

During the first half of this fiscal year, stock prices declined broadly, with only defensive sectors, such as Energy, Materials and Utilities, performing well. When the Federal Reserve reduced interest rates aggressively in January of this year, the stocks that had suffered most during 2007, including banks and consumer- and real estate-related businesses, bounced back somewhat.

From January through March, all sectors turned in negative results. The best-performing sectors then included Energy and Consumer Staples and the worst-performing sectors included Technology and Health Care. Within the mid-cap market, the cheapest stocks (based on price/earnings) performed best, while the most expensive, and those with the highest growth rates, underperformed. Then, between April and the end of June, we finally saw mid-cap shares marginally outpace both smaller and larger issues, after taking the largest performance hit moving into 2008. In another reversal, growth outperformed value across the capitalization spectrum, and the most expensive shares by price/earnings measure outperformed their cheaper counterparts.

The worst-performing sectors in this timeframe included both Consumer Discretionary and Financials, as the markets once again focused on credit problems, the slowing housing market, and general consumer and economic weakness.

Although the market was difficult this reporting period, we employ a disciplined investment process that does not change in response to temporary market conditions. We rely on fundamental research to help us identify catalysts for appreciation, along with the source and sustainability of company fundamentals and earnings growth. We consider each stock in comparison to its sector and industry counterparts, looking for consistent earnings and better revenue growth. Since holdings must meet our fundamental and earnings criteria, the portfolio tends to outperform in more typical markets, when investors reward companies with strong fundamentals and favorable earnings characteristics. When the market temporarily turns away from fundamentals, as it did in the second half of this reporting period, our style has tended to be out of favor.

Our best-performing stocks for the fiscal year were within Energy, Materials and Industrials. Within Energy, Range Resources, Continental Resources and Concho Resources were very strong and they benefited along with most oil- and gas-related stocks. As a result of their strong performance, many of our Energy holdings hit their price targets. Consequently, we have taken profits and trimmed our exposure to the sector.

Within Materials, stock prices also benefited from strong commodity pricing. Airgas, an industrial-equipment wholesaler specializing in gas products such as nitrogen and oxygen, welding and fuel gases, and specialty gases was a very strong performer. Airgas showed strong earnings and revenue growth during the period.

Within Industrials, Fastenal and Fluor contributed positively to returns. Both are high-quality names with good earnings growth and visibility, which is key in this type of market environment.

Over the past year, we were market-weighted in Information Technology, emphasizing business services and software companies like Visa and MasterCard. These firms have done well during this time period, cushioned by earnings based on processing fees from credit card sales.

The largest detractors from portfolio performance were in consumer-related areas and Financials. Concerned because of the difficult environment, we were neutral-to-underweight the sector for most of the year, and this positioning limited damage. Among our holdings, GFI Group and Jefferies Group disappointed. While we do not hold companies that, in our opinion, have direct subprime exposure, both stocks declined on worries about loans, and both have been sold from the portfolio.

Moving forward, we expect to be relatively neutral to the benchmark from a sector perspective. We have trimmed areas that performed exceptionally well, like Energy, and remain underweight in consumer-related and financial-services areas. The past year has been a very tough market environment for growth managers, and many of the issues in the economy remain unresolved. Having said that, we think that our quality bias for companies with strong revenue growth, earnings, organic return on equity and cash flow should be rewarded in this type of market environment, as investors should be willing to pay a premium for such valuable characteristics within a slowing environment.

Sincerely,

Kenneth J. Turek
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Mid Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	12.4%
Consumer Staples	3.7
Energy	12.3
Financials	7.7
Health Care	15.8
Industrials	18.7
Information Technology	21.4
Materials	3.3
Telecomm Service	4.7
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8,11

	Inception Date	1 Year	5 Year	10 Year	Life of Fund*
Investor Class	03/01/1979[4]	(9.58%)	11.30%	6.22%	12.48%
Trust Class	08/30/1993	(9.75%)	11.02%	5.99%	12.39%
Advisor Class	09/03/1996	(9.98%)	10.73%	5.59%	12.23%
Institutional Class[7]	04/19/2007	(9.29%)	11.39%	6.27%	12.50%
Russell Midcap® Growth Index[2]		(7.57%)	9.69%	8.05%	N/A
Russell Midcap® Index[2]		(8.60%)	11.22%	10.46%	14.22%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date 3/1/1979.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.04%, 1.03%, 1.32% and 3.41% for Institutional Class, Investor Class, Trust Class and Advisor Class shares, respectively (prior to any fee waivers or expense reimbursements). With the expense caps, the net expense ratios are 0.75% and 1.51% for Institutional Class and Advisor Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Institutional Class and through 8/31/2018 for Advisor Class.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Partners Fund Commentary

Equities investors faced an extremely challenging environment in the fiscal year ended August 31, 2008. Six of 10 S&P 500 sectors had negative returns, with four sectors posting double-digit percentage losses.

Superior stock selection allowed Partners Fund to outperform its S&P 500 and Russell 1000 Value Index benchmarks. However, we were unable to deliver a positive return in this year's unforgiving stock market.

Energy investments were the biggest contributor to portfolio performance. The portfolio was materially overweight Energy versus both its benchmark indices, and our holdings outperformed by a wide margin. The strong performance of Petroleo Basiliero, Southwestern Energy, EOG Resources, Suncor Energy and Canadian Natural Resources drove Energy sector returns. The decision to shift our focus from coal and natural gas stocks to oil oriented exploration and production, and oil services companies capable of sustaining earnings growth even with energy demand declining as global economic activity slows, contributed to superior performance in the Energy sector.

The Fund posted a solidly positive return in the Information Technology sector compared to a substantial loss for the corresponding benchmarks' sector components. Performance was fueled by Electronic Arts' bid to take over leading videogame software producer Take Two Interactive and a good gain in Activision Blizzard, a new company formed by the merger of Activision and Vivendi Games.

The portfolio was also overweighted in Materials and our holdings delivered a positive return compared to a loss for the corresponding benchmark sector components. United States Steel was the most productive investment in this sector. Recently we have seen materials prices decline moderately. However, similar to the Energy sector, we believe that favorable long term supply/demand dynamics will provide a floor for materials prices and over time selected Materials stocks will continue to generate attractive returns.

Despite outperforming benchmark sector components by a substantial margin, declines in Financials sector holdings had the most negative impact on portfolio performance. Merrill Lynch, Legg Mason and AIG were among our biggest disappointments. Consistent with our sell discipline, we eliminated all three positions. Although the sharp sell-off in financial stocks has resulted in severely depressed (and increasingly tempting) valuations, we will continue to be cautious in this sector until we see solid evidence real estate values are bottoming.

Health Care investments also penalized returns, with leading HMOs UnitedHealth Group and Wellpoint among the portfolio's poorest performers. HMOs came under pressure due to a temporary leveling off of medical cost ratios, slower commercial membership growth due to a softer labor market, and a loss of "retail" market share to non-profits such as the Blue Cross/Blue Shield plans. However, we believe that, going forward, HMOs will be able to manage costs and more importantly, reprice their products, allowing them to preserve and perhaps enhance profit margins even with restrained membership growth. While we think selected HMOs have good long-term prospects along with attractive valuation, our sell discipline led us to eliminate our position in UnitedHealth.

Industrials sector holdings, among our best performers last year, lost ground in fiscal year 2008 with engineering and construction company McDermott International and mining equipment manufacturer Terex retreating from their 2007 peaks. The spreading U.S. economic weakness to Europe and Japan is now impacting industrial companies that are focused outside the U.S.

Looking forward, commodities prices, especially energy, have moderated—a bright spot in an otherwise bleak economic landscape. However, although lower energy prices are taking some pressure off consumers, housing prices are still declining in many areas and unemployment is moving higher. This does not bode well for consumer confidence or spending. The U.S. dollar rally against other major currencies may negatively impact exports, the strongest segment of the economy this year. Also, there are indications that the credit crunch is starting to restrain business investment. Finally, America's economic woes have already spread to Western Europe and Japan. While we expect to continue to see reasonably strong growth in Eastern Europe and Asian emerging market economies, the weakening economies of major developed nation trading partners will likely diminish global economic expansion.

This uninspiring economic scenario duly noted, the stocks of high quality companies in many market sectors have been beaten down to the point that most of the bad news may already be reflected in severely depressed stock prices. When the U.S. housing market bottoms and financial company balance sheets stabilize, we believe the economy should get back on the growth path and today's value oriented opportunities should reward investors in the years ahead.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Partners Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	9.0%
Consumer Staples	7.8
Energy	24.0
Financials	17.6
Health Care	5.4
Industrials	10.9
Information Technology	9.6
Materials	9.1
Telecomm Service	1.3
Utilities	5.3
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8

	Inception Date	1 Year	5 Year	10 Year	Life of Fund*
Investor Class	01/20/1975[4]	(6.22%)	11.23%	7.27%	14.21%
Trust Class	08/30/1993	(6.40%)	11.03%	7.10%	14.15%
Advisor Class	08/16/1996	(6.56%)	10.82%	6.84%	14.03%
Institutional Class[7]	06/07/2006	(6.08%)	11.30%	7.30%	14.22%
Russell 1000® Value Index[2]		(14.66%)	8.55%	6.95%	N/A
S&P 500 Index[2]		(11.14%)	6.92%	4.68%	12.48%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date 1/20/1975.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 0.66%, 0.81%, 1.00% and 1.15% for Institutional Class, Investor Class, Trust Class and Advisor Class shares, respectively.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Commentary

Over the course of the fiscal year ended August 31, 2008, we saw wide swings in the performance of real estate securities. Real estate investment trusts (REITs) sold off sharply from September through early March. Then, the near failure of Bear Stearns shocked the market and investors began gravitating to more defensive sectors. With strong balance sheets, predictable earnings streams, and well above market-average yields, REITs qualified as safe ports in the market storm and performed quite well through May. However, the sharp spike in oil prices renewed investor concern over the impact a weaker economy could have on commercial real estate fundamentals and, toward the end of this 12- month reporting period, the REIT rally stalled.

The FTSE NAREIT Equity REITs Index finished the fiscal year with a loss, posting negative returns in 10 of 13 sectors, four of which suffered double-digit percentage declines. Over the same period, the Fund failed to deliver a positive return in this inhospitable market environment. However, overweights in less economically sensitive sectors combined with our strong bias toward the highest quality companies in all sectors helped the Fund outperform the benchmark.

We entered fiscal year 2008 defensively postured with overweights in Health Care, Apartments, Self Storage and Specialty REITs. In Health Care, our primary holdings were in nursing homes, and assisted living and acute care facilities, which generally have squeaky clean balance sheets and benefit from strong secular demand resulting from highly favorable demographics. The collapse of the new housing market revitalized the Apartments sector as would-be homeowners became renters instead. Apartment REITs also benefited from the fact that financing for apartment buildings was readily available from Fannie Mae and Freddie Mac. Constrained supply accompanied by steady demand produced very predictable earnings for Self Storage REITs. In the Specialty category, we owned several timber REITs that were attracting alternative investment capital from institutions and a REIT that owned data centers leased to fast-growing Internet companies. T his defensive posture helped cushion the portfolio as REITs sold off in the first half of 2008.

We remained defensively positioned until energy prices cracked in the late summer, taking pressure off the consumer and improving the intermediate term outlook for the economy. We began taking profits in defensive sectors and investing the proceeds in more economically sensitive sectors such as Lodging/Resorts, which in our view, are the very best companies were trading at as much as a 30% discount to net asset value (NAV) and Retail, where some high quality companies had also been beaten down to very attractive valuations. Additionally, the portfolio had an overweight in the Office sector, because many suburban office REITs have been able to maintain high occupancy levels. Also many of these companies have conservative balance sheets and modest debt maturities.

While REIT performance was negative for the fiscal year, the FTSE NAREIT Equity REITs Index was actually up 1.96% through the first eight months of calendar year 2008 compared to an -11.39% decline for the S&P 500. We believe this good relative performance is a result of investor appreciation for REITs' simple business models, strong balance sheets, visible earnings, and attractive yields. In our opinion, it is also a reflection of good value. As of fiscal year-end, REITS are trading at an average 8% discount to NAV compared to the long-term average of a 3.4% premium to NAV. They are trading at approximately 13 to 14 times funds from operations (the real estate sector's equivalent of earnings) in line with the long term average. Although at 5.2% REIT yields are below the 6% long term average, the spread between REIT yields and the yield on the 10-Year Treasury Bond is higher than average.

Looking ahead, we are cautious and defensive on the economy. However, we believe housing is likely to bottom in the middle of 2009, helping ease the credit crunch and stabilize the financial markets. Declining commodities prices, especially energy, should alleviate inflationary pressure and allow the Federal Reserve to keep interest rates low. A recovery in housing combined with low interest rates should, in our view, improve consumer confidence, the key to putting the economy back on the growth track. In the interim, we will remain cautious, taking advantage of what we believe to be very attractive valuations for some of the highest quality companies in the commercial real estate business.

Sincerely,

Steven R. Brown
Portfolio Manager

The risks involved in seeking capital appreciation and income from investments primarily in companies with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX

SECTOR ALLOCATION

(% of Equity Market Value)
Apartments	11.7%
Diversified	10.9
Health Care	7.2
Industrial	3.2
Lodging/Resorts	7.1
Mixed	3.3
Office	19.0
Regional Malls	8.9
Self Storage	4.2
Shopping Centers	17.1
Specialty	7.4
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8

	Inception Date	1 Year	5 Year	Life of Fund*
Trust Class	05/01/2002	(5.32%)	15.06%	14.98%
Institutional[7]	06/04/2008	(5.22%)	15.09%	15.00%
FTSE NAREIT Equity REITs Index[2]		(7.04%)	14.27%	13.51%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception of the Trust Class.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio were 1.58% and 1.17% for Trust Class and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). With expense caps, the net expense ratios were 1.51% and 0.86%, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Trust Class and Institutional Class.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Regency Fund Commentary

In the fiscal year ended August 31, 2008, the stock market was undermined by declining housing prices, skyrocketing oil prices, the continued woes of major financial institutions, and deteriorating consumer confidence. There were few ports in this year's stock storm as evidenced by the fact that seven of 10 sectors in the Russell Midcap Value Index had negative returns, with five sectors posting double-digit percentage declines. Although Neuberger Berman Regency Fund failed to achieve a positive return in this extremely challenging market environment, the Fund outperformed its Russell Midcap Value benchmark.

Energy investments had the most favorable impact on returns for the reporting period. The portfolio was substantially overweighted in Energy, which was by far the stock market's best performing group. Southwestern Energy, Whiting Petroleum and National Oilwell Varco were among our biggest performance contributors. Our bias toward oil-oriented exploration and production, and oil services companies that are capable of maintaining profitability even as global demand slows, enhanced returns. We believe favorable long-term supply/demand dynamics will support oil prices, promote sustainable earnings growth in the industry, and perhaps ultimately produce better valuations for oil and oil services stocks.

The Fund's Information Technology holdings posted a decent gain compared to a large loss for the corresponding benchmark sector component. Gains in videogame software company Take-Two Interactive, which received a takeover offer from Electronics Arts, and Activision Blizzard, a new videogame company formed by the merger of Activision and Vivendi Games, helped propel performance. Anixter International, a leading distributor of communications products and services, also contributed to returns.

The portfolio was modestly overweighted in Materials and, led by United States Steel and iron ore producer Cleveland Cliffs, our Materials holdings outperformed the corresponding benchmark sector component. Although many materials prices have come off their peaks, like the Energy sector, we believe that over the long term, demand for materials will outpace growth in supply, supporting materials prices and materials companies' profits.

Although the Fund was underweighted in Financials, the market's worst performing sector, the poor relative performance of our holdings penalized returns. Regional banks Zions Bancorporation and Colonial BancGroup, and asset manager Legg Mason were among our disappointments in the Financials sector. We have eliminated our position in Colonial. The bloodbath in financial stocks has resulted in historically low and admittedly increasingly tempting valuations. However, we believe it prudent to wait for the dust to clear before going bottom fishing in this sector.

Industrials sector holdings, most notably aerospace parts and tools producer Spirit AeroSystems, engineering and construction firm McDermott International, and mining equipment manufacturer Terex, also disappointed.

Substantial declines in HMOs Cigna and Coventry Health Care contributed to poor relative performance in the Health Care sector. Investor concern regarding the temporary leveling off of medical cost ratios, the lack of growth in commercial membership due to the softer labor market, and the loss of "retail" market share to non-profits like Blue Cross/Blue shield plans weighed heavily on HMOs. Going forward, we believe HMOs will be able to resume reducing costs and, perhaps more importantly, exercise pricing flexibility to preserve and perhaps enhance profit margins despite restrained membership growth.

Looking ahead, lower commodities prices (especially energy) is one of the few rays of sunshine in an otherwise cloudy economic outlook. Although lower energy costs will take some pressure off household budgets, still declining housing prices and rising unemployment may continue to undermine consumer confidence and spending. We believe the recent strength of the U.S. dollar may negatively impact exports, one of the healthiest segments of the economy over the last year. Also, there are indications that the credit crunch is starting to restrain business investment. Finally, America's economic ills appear more contagious than anticipated, with Western European and Japanese economies now on the brink of recession. While we expect to continue to see reasonably strong growth in the emerging market economies of Eastern Europe and Asia, the global economy is definitely slowing.

This cloudy economic scenario duly noted, the stocks of high quality companies in many market sectors have been beaten down to the point that we feel most, if not all, the bad news is already largely discounted in stock prices. We cannot predict when the U.S. housing market will stabilize—in our opinion, the key to reinvigorating the economy. But when the economy regains traction and if the stock market responds as enthusiastically as we anticipate, we believe the value oriented opportunities we are finding today will prove to be extraordinarily rewarding long term investments.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Regency Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	12.4%
Consumer Staples	7.0
Energy	15.7
Financials	16.5
Health Care	7.7
Industrials	11.2
Information Technology	10.6
Materials	8.4
Utilities	10.5
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,8

	Inception Date	1 Year	5 Year	Life of Fund*
Investor Class	06/01/1999	(9.93%)	10.22%	9.91%
Trust Class[5]	06/10/1999	(10.03%)	10.08%	9.84%
Russell Midcap® Value Index[2]		(10.44%)	11.90%	8.83%
Russell Midcap® Index[2]		(8.60%)	11.22%	7.84%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date of the Investor Class.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.10% and 1.33% for Investor Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.26% for Trust Class. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Trust Class.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Select Equities Fund Commentary

For the period from its December 20, 2007 inception through its fiscal year-end on August 31, 2008, Neuberger Berman Select Equities Fund outperformed its benchmark, the S&P 500 Index. Within a difficult equity market, however, both the Fund and the Index posted negative returns.

During this reporting period, the markets were unusually turbulent. The volatility stemmed from concerns about the ramifications of the fallout from the housing and subprime markets. Furthermore, the worsening of the liquidity and credit crisis spread throughout financial systems and world economies.

Our desire to protect capital in the face of the serious issues facing the market led us to several defensive actions. For example, we maintained an above-average cash position for the entire reporting period. We continued to be very cautious as the period progressed. We made limited investments during the March through August time period and by the end of August, we were holding a significant cash position. Not being fully invested was a benefit during this period.

Underweighting Financial and Consumer stocks was another defensive tactic. Our concerns about the deleveraging of financial institutions during the period led us to purposefully significantly underexpose the portfolio to the types of financial companies we thought were most at risk, specifically banks and brokerage firms. Among our Financial holdings, asset-management firm Blackrock fits into our theme of "the graying of America" through its emphasis on managing assets tied to retirement funds and income-generating vehicles. Blackrock has also been able to take advantage of the dislocation within the marketplace, both serving as an advisor to other companies during the credit crisis and raising funds to take advantage of it. We also owned JP Morgan Chase and Goldman Sachs during the period. Both stocks declined, having been impacted by the financial crisis to a larger extent than we expected, and we sold them during this period, before the September federal bailout of Fannie Mae and Freddie Mac. INVESCO also underperformed, losing assets under management as the markets worsened.

We had virtually no exposure to Consumer Discretionary stocks due to expectations for weak consumer spending. By the same token, we were very underexposed to Information Technology (IT), believing both corporations and consumers would rein in discretionary technology spending, putting off purchases deemed unnecessary in the face of financial pressures. In line with the sector, our technology holdings earlier in the year, including Adobe, Microsoft and Cisco, performed poorly. We were underexposed to Health Care, an area we generally like, primarily because it has been difficult for us to find stocks that are cheap enough for us to buy; additionally, uncertainty regarding the upcoming presidential election is creating unknowns around what impact plans by the next U.S. president may have on different types of Health Care firms.

We had a near market-weight exposure to the Energy sector during the period, seeking to benefit from the global trend of supply and demand imbalance in fossil fuels. One of our top-performing holdings overall was Suncor Energy, but on the whole, our exposure to Energy was detrimental due to commodity price declines toward the end of the period. We had an underweight in Consumer Staples, but with companies that are defensive in nature, such as Wal-Mart—a beneficiary of consumer demand for high-quality goods and services at a moderate price—and Procter & Gamble, and this approach worked well.

We were significantly overweighted in the Telecommunications sector, continuing to play the secular theme of wireless communications, but in a defensive way. American Tower and Crown Castle are cell-tower companies that we believe offer a lower-risk approach to capturing the growth in the wireless sector, as tower companies offer predictable revenue streams and enjoy high barriers to entry from competitors. While absolute return from this sector was negative during the period, our holdings significantly outperformed the benchmark. Our above-market exposure to Utilities, companies that are normally fairly safe and secure, hurt us during the period, as they were affected by financial-sector disruptions and credit spread widening to a larger extent than we expected.

Looking forward, we are maintaining a defensive stance, recognizing that the environment may continue to be difficult. We remain concerned about the consumer, and we are concerned about the financial situation. At the same time, we recognize that even in this environment, there are going to be excellent investment opportunities out there. We continue to spend a great deal of our time actively looking for these great ideas—major secular themes with long-term applications; companies where significant change will lead to higher valuations over three to five years; and well positioned, well capitalized companies across market sectors. With the advantage of the cash we are holding, we believe we will be in a good position to take advantage of these opportunities as they arise.

Sincerely,

Gerald Kaminsky, Michael Kaminsky and Richard Werman
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Select Equities is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Select Equities Fund

TICKER SYMBOLS

Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Staples	13.5%
Energy	13.9
Financials	9.9
Health Care	4.1
Industrials	6.5
Information Technology	5.4
Materials	13.9
Telecomm Service	12.4
Utilities	20.4
Total	100.0%

CUMULATIVE TOTAL RETURN1,3

	Inception Date	Life of Fund*
At NAV
Insitutional Class	12/20/2007	(8.00%)
Class A	12/20/2007	(8.20%)
Class C	12/20/2007	(8.80%)
With Sales Charge
Class A		(13.48%)
Class C		(9.71%)
Index
S&P 500 Index[2]		(10.39%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns from the inception date 12/20/2007.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios are 1.56%, 2.31% and 1.19% for Class A, Class C and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.20%, 1.95% and 0.75% for Class A, Class C and Institutional Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Class A, Class C and Institutional Class.

Total Returns shown with a sales charge reflect the deduction of current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Select Equities Fund

COMPARISON OF A $10,000 INVESTMENT (WITH SALES CHARGE)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Class A shares only; performance of other classes will vary due to differences in fee structures and any applicable sales charges (see Cumulative Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small and Mid Cap Growth Fund Commentary

For the fiscal year ended August 31, 2008, Neuberger Berman Small and Mid Cap Growth Fund underperformed its benchmark, the Russell 2500 Growth Index. Within a volatile equity market, returns for both the Fund and the Index were negative.

For the full fiscal year, concerns about the strength of the economy—in particular the health of the Consumer and Financial sectors—along with tremendous sector rotation, and rotation between growth and value styles, made it a difficult environment for investors. Growth underperformed value for much of the year, as investors sought to avoid risk in light of issues facing the market.

During the first half of this reporting period, stock prices generally declined; most market sectors—particularly sectors with exposure to weakening consumer spending, housing, and banking—had negative returns. When the Federal Reserve began reducing interest rates more aggressively in January, the stocks that had previously suffered saw prices bounce back somewhat. For the full fiscal year, the best-performing sectors in our market were Energy, by a huge margin, and Utilities. The worst-performing sectors were Consumer Discretionary, Telecom and Financials.

Although the market was difficult this reporting period, we employ a disciplined investment process that does not change in response to temporary market conditions. We rely on fundamental research to help us identify catalysts for appreciation, along with the source and sustainability of company fundamentals and earnings growth. We consider each stock in comparison to its sector and industry counterparts, looking for consistent earnings and better revenue growth. Since holdings must meet our fundamental and earnings criteria, the portfolio tends to outperform in more typical markets, when investors reward companies with strong fundamentals and favorable earnings characteristics. When the market turns away from fundamentals, as it did in the second half of this reporting period, our style has tended to be out of favor.

Our best-performing stocks for the fiscal year were within Energy, Materials and Industrials. Within Energy, Arena Resources and Concho Resources were very strong, and Southwestern Energy also performed well, benefiting along with most oil- and gas-related stocks from strong commodity pricing. As a result of their recent performance, many of our Energy holdings hit the price targets we had set. Consequently, we have taken profits and trimmed our exposure to the sector. Within Materials, stock prices also benefited from strong commodity pricing. Within Industrials, Axsys Technologies, an industrial imaging firm, and Cornell, a prison outsourcing firm, contributed positively to returns. Both are high-quality names with good earnings growth and visibility, which is key in this type of market environment.

Technology was an interesting sector for us over the year, providing some of our best- and worst-performing holdings. Activision Blizzard, the video game manufacturer, was our best performing holding for the year, as a merger solidified the company's competitive position. Concur Technologies, an online corporate travel and expense management firm, credit card transaction processor Visa, and Vocus, an online public relations management specialist also benefited the portfolio. On the other hand, Varian Semiconductor, Equinix, and Arris Group were disappointments as corporations tightened spending, avoiding all but necessary spending in this environment.

Other detractors to portfolio performance came from Consumer-related areas and Financials. Concerned because of the difficult environment, we were underweight the Financial sector for most of the year, and this positioning limited damage. Among our holdings, Intercontinental Exchange and GFI Group disappointed. While we do not hold companies that, in our opinion, have direct subprime exposure, both stocks declined on worries about the sector, and both have been sold from the portfolio (GFI in April and Intercontinental after fiscal year-end.) Consumer Discretionary stocks that performed poorly included Scientific Games and Focus Media.

Moving forward, we expect to be relatively neutral to the benchmark from a sector perspective. We have trimmed areas that performed exceptionally well, like Energy, and remain underweight in consumer-related and financial services areas. The past year has been a very tough market environment for growth managers, and many of the issues in the economy remain unresolved. Having said that, we think that our quality bias for companies with strong revenue growth, earnings, organic return on equity, and cash flow should be rewarded in this type of market environment, as investors should be willing to pay a premium for such valuable characteristics within a slowing environment.

Sincerely,

David H. Burshtan, Kenneth J. Turek and Kristina Kalebich
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with small- to mid-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Small Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Small and Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBAIX
Institutional Class	NBATX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	8.9%
Consumer Staples	4.4
Energy	10.7
Financials	4.7
Health Care	21.0
Industrials	21.2
Information Technology	21.2
Materials	5.1
Telecomm Service	2.8
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,10,13

	Inception Date	1 Year	Life of Fund*
Trust Class	09/05/2006	(10.05%)	6.76%
Russell 2500® Growth Index[2]		(5.43%)	5.84%
Russell 3000® Growth Index[2,14]		(6.56%)	4.56%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are from the inception date of the Trust Class.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2007 was 3.69% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.12%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Trust Class.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Small Cap Growth Fund Commentary

For the fiscal year ended August 31, 2008, Neuberger Berman Small Cap Growth Fund underperformed its benchmark, the Russell 2000 Growth Index. In a volatile equity market, returns for both the Fund and the Index were negative.

For the full fiscal year, concerns about the strength of the economy—in particular the health of the Consumer and Financial sectors—along with tremendous sector rotation, shifting market trends, and rotation between growth and value styles made it a difficult environment for investors. Growth underperformed value for much of the year, as investors sought to avoid risk in light of the issues facing the market.

We manage a portfolio of high-quality growth stocks, typically leaning toward companies with higher growth rates and higher price/earnings ratios, at the higher market-capitalization end of the small-cap spectrum. As we started the fiscal year last September, the market was coming off of a huge July 2007 rally based in biotech and Financials. Similar to what we had seen in the big low-quality rally of 2003, there was also a huge upward swing by stocks of companies with market capitalizations under $250 million, and non-earners with stock prices under $5. These types of companies generally do not meet our criteria. One other factor that was at play moving into this year's market was that higher growth-rate stocks tended to perform poorly, and those that were cheapest (based on price/earnings) turned in the best performance. Trends like these did not bode well for our investment approach as we started the fiscal period.

During the first half of this reporting period, stock prices generally declined; most market sectors—particularly sectors with exposure to weakening consumer spending, housing, and banking—had negative returns. But within that environment, we strongly outperformed our benchmark. When the Federal Reserve began reducing interest rates more aggressively in January, the stocks that had previously suffered saw prices bounce back somewhat. For the full fiscal year, the best-performing sectors in our market were Energy, by a huge margin, and Utilities. The worst-performing sectors were Consumer Discretionary, Telecom and Financials.

The success of our strategy is based on building portfolios of high-quality stocks, with strong, improving fundamentals and catalysts for future growth. When quality and fundamental criteria move the market, as they have over the longer term, we have tended to outperform. When the market turns away from fundamentals, as it did in the second half of this reporting period, our style has tended to be out of favor.

During the fiscal year, the sectors that had the largest positive impact on our performance included Health Care and Consumer Discretionary—even as it was one of the worst performing sectors for the market as a whole—and Energy.

Within Health Care, while we generally don't invest heavily in biotech companies because they rarely fit our criteria, United Therapeutics was a strong performer. This is a mature company with a strong product pipeline that develops and commercializes therapeutic products for patients with chronic and life-threatening illnesses, including cardiovascular, cancer and infectious disease.

In the generally weak Consumer Discretionary sector, our secondary-education theme has been a benefit. Stocks including Strayer and DeVry performed well. These types of companies typically represent a more defensive approach to this sector. Gaming also was additive for the full year, but most of the performance was realized in 2007. We have since consolidated holdings in this area, taking gains in names such as WMS and Penn National Gaming.

Within Energy, Alpha Natural Resources, Arena Resources and Concho Resources performed quite well, benefiting along with the majority of oil and natural gas-related stocks. Due to strong performance, many of our Energy holdings hit their price targets during the period, so we have taken gains here also, and reduced our exposure.

Sectors negatively impacting performance were primarily the Financial and Information Technology (IT) areas. Financial stocks suffered, fairly or unfairly, as turmoil from the subprime mortgage crisis continued. Although we avoided companies that we believed had direct exposure to subprime mortgages, our brokerage names, such as GFI Group, performed poorly. IT also underperformed, as both corporations and consumers avoided unnecessary spending. Our emphasis had been on niche business services and software companies, but several of our holdings missed earnings moving into this year and are no longer part of the portfolio due to our strict sell discipline, which we believe is key in this type of market.

The past year has been a very tough market environment for growth managers, and many of the issues in the economy remain unresolved. Having said that, we think that our quality bias for companies with strong revenue growth, earnings, organic return on equity, and cash flow should be rewarded in this type of market, as investors should be willing to pay a premium for such valuable characteristics within a slowing economic environment.

Sincerely,

David H. Burshtan
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Small Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	15.0%
Consumer Staples	2.4
Energy	8.7
Financials	4.1
Health Care	23.8
Industrials	19.3
Information Technology	19.9
Materials	3.2
Telecomm Service	3.6
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,3,12,13

	Inception Date	1 Year	5 Year	Life of Fund*
Investor Class	10/20/1998	(6.42%)	10.49%	9.63%
Trust Class[5]	11/03/1998	(6.56%)	10.41%	9.54%
Advisor Class[6]	05/03/2002	(6.75%)	10.31%	9.52%
Institutional Class[7]	04/01/2008	(6.27%)	10.53%	9.65%
Russell 2000® Growth Index[2]		(3.79%)	8.67%	6.37%
Russell 2000® Index[2]		(5.48%)	9.55%	9.15%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are from the inception of the Investor Class.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 1.79%, 2.25% and 2.61% for Investor Class, Trust Class and Advisor Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.31%, 1.41% and 1.61% for Investor Class, Trust Class and Advisor Class, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2018 for Investor Class, Trust Class and Advisor Class.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Socially Responsive Fund Commentary

In an extraordinarily challenging stock market climate in the fiscal year ended August 31, 2008, the Neuberger Berman Socially Responsive Fund failed to post a positive return, but outperformed its S&P 500 Index benchmark. Two years ago, we decided to move toward businesses that are less economically sensitive. This decision benefited portfolio returns this year as the economy slowed. Solid business performance and market share gains by portfolio companies helped us outperform in six of the eight S&P 500 sectors in which we were invested.

For the 12-month period, the portfolio recorded positive returns in the Energy and Consumer Staples sectors. Oil services company Smith International and natural gas producers BG Group and Cimarex Energy were among our best Energy performers. Our theme in the Energy sector has been to focus on access to reserves and natural gas producers with strong records of growing reserves. These companies should be major beneficiaries of growing demand for natural gas as the preferred "green" feedstock for power generation and, in the future, perhaps wider use as a transportation fuel.

Costco, our only holding in the Consumer Staples sector during the year recorded a positive return. The portfolio also benefited by having no exposure in Telecommunications Services, the S&P 500's second worst performing sector. We avoided this sector as the businesses of many of the traditional telecom providers are under pressure as the cable industry captures market share with its own new telecom offerings. Portfolio holding Comcast is benefiting from this trend and has become the nation's fourth largest telecom provider.

The Fund experienced declines in the hard hit Financials, Consumer Discretionary and Industrials sectors, yet our investments held up substantially better than corresponding benchmark sector components. Our decision to avoid credit sensitive businesses led to strong relative performance in the Financials sector. Specifically, gains in leading financial transaction processor State Street Corp., real estate investment trust Weingarten Real Estate Investors, and discount stock broker Charles Schwab combined with relatively small declines in insurers Progressive Corp. and Willis Group Holdings enhanced relative returns. Positive returns from media companies Scripps Network Interactive and the Washington Post, and a slight loss for auto parts manufacturer Borg Warner helped limit the damage in the Consumer Discretionary sector. The strong performance of Canadian National Railway buoyed relative returns in the Industrials sector.

Due primarily to a big decline in UnitedHealth Group, our Health Care sector holdings lagged. In general, investors were unenthusiastic about managed care companies, which faced increasing price competition, the threat of rising medical cost inflation, and the potential for changes in government health care reimbursement policies from a new administration in Washington in November. UnitedHealth Group was hit particularly hard primarily because its well publicized Medicare Advantage plan, co-branded with AARP, fell well short of expectations, contributing to an earnings shortfall. Our commitment to UnitedHealth Group is currently under review.

Looking ahead, U.S. economic growth is likely to remain subdued for an extended period of time. While the export economy remains healthy, we believe consumer spending will continue to be weak for the next several quarters. Also, credit will likely remain constrained due to volatility in the fixed income markets. Finally, the rest of the world is proving vulnerable to not only a U.S. slowdown, but to energy and food cost inflation that is squeezing the global consumer's budget.

With U.S. equities valuations that are relatively low, this less-than-inspiring economic backdrop appears to be fairly fully discounted in the market. Also, equities remain attractive relative to fixed income securities, which face additional credit related challenges.

Our investment process is focused on seeking to identify value-priced high quality businesses with above-average growth prospects. Historically this strategy has helped to preserve investor capital in times of market volatility while allowing us to participate in the long-term fundamental growth in the businesses of our portfolio companies. Despite today's unsettled economic environment, we remain constructive on the outlook for our portfolio companies and believe they are positioned to continue to take market share and outperform their peers through stock market cycles.

Sincerely,

Arthur Moretti and Ingrid S. Dyott
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in mid- to large-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Socially Responsive Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	19.7%
Energy	10.7
Financials	21.0
Health Care	9.8
Industrials	12.7
Information Technology	21.6
Utilities	4.5
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN1,8

	Inception Date	1 Year	5 Year	10 Year	Life of Fund*
Investor Class	03/16/1994	(6.49%)	9.08%	7.82%	9.57%
Trust Class	03/03/1997	(6.67%)	8.89%	7.59%	9.40%
Institutional Class[3]	11/28/2007	(6.41%)	9.10%	7.83%	9.58%
S&P 500 Index[2]		(11.14%)	6.92%	4.68%	9.19%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

*  Index returns are as of the inception date 3/16/1994.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2007 were 0.79%, 0.91% and 1.10% for Institutional Class, Investor Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 0.75% for Institutional Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2011 for Institutional Class.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2  Please see "Glossary of Indices" on pages 67 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described indices.

3  Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods may have been less due to Management reimbursing and/or waiving certain operating expenses. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses reimbursed and/or waived by Management.

4  This date reflects when Management first became investment advisor to the Fund.

5  Performance shown for the Trust Class prior to June 1998 for International Fund; November 1998 for Small Cap Growth Fund; and June 1999 for Regency Fund is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class.

6  Performance for the Advisor Class shown prior to May 2002 for Small Cap Growth Fund is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.

7  Performance shown prior to July 1999 for the Institutional Class of Genesis Fund, prior to June 2006 for the Institutional Class of Partners Fund, prior to April 2007 for the Institutional Class of Mid Cap Growth Fund, prior to November 2007 for the Institutional Class of Socially Responsive Fund and prior to April 2008 for the Institutional Class of Small Cap Growth Fund is that of the Investor Class. Performance shown prior to October 2006 for the Institutional Class of International Large Cap Fund and prior to June 2008 for the Institutional Class of Real Estate Fund is that of the Trust Class. The Investor Class and Trust Class have higher expenses and typically lower returns than the Institutional Class.

8  The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

9  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to these changes might have been different if current policies had been in effect. As a result of becoming "non-diversified", the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger & Berma n Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in a limited number of securities, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

10  The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

11  Prior to December 17, 2007 the Mid Cap Growth Fund was known as the Manhattan Fund.

12  Prior to December 17, 2007 the Small Cap Growth Fund was known as the Millennium Fund.

Endnotes (cont'd)

13  Prior to December 17, 2007 the Small and Mid Cap Growth Fund was known as the All Cap Growth Fund and invested a significant portion of its assets in large cap securities. Performance after that date reflects the current small- and mid-cap strategy.

14  The Fund's broad-based index used for comparison purposes has been changed from the Russell 3000® Growth Index to the Russell 2500® Growth Index because the new index more closely resembles the characteristics of the Fund's investments.

15  As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to this change might have been different if current policies had been in effect. As a result of becoming "non-diversified", the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities.

16  Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

17  Because the Fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time might have been different if current policies had been in effect.

18  The Fund's broad-based index used for comparison purposes has been changed from the Russell 1000 Value Index to the S&P 500 Index because the new index more closely resembles the characteristics of the Fund's investments.

19  Performance shown prior to 12/20/2007 for Class A and Class C of Neuberger Berman International Large Cap Fund is that of the Trust Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has higher expenses and typically lower returns than Class A. The Trust Class has lower expenses and typically higher returns than Class C.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:	The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Russell 1000®Index:	Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the U.S. market.

Russell 1000®Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000®Growth Index:	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000®Index:	An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $167 million.

Russell 2000®Growth Index:	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000®Value Index:	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500®Growth Index:	The Russell 2500® Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $2.6 billion; the median market capitalization was approximately $692 million. The largest company in the index had an approximate market capitalization of $6.8 billion.

Russell 3000®Growth Index:	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth rates. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $77.3 billion; the median market capitalization was approximately $1.0 billion. The index had a total market capitalization range of approximately $167 million to $469 billion.

MSCI EAFE®Index:	Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

Russell Midcap®Index:	Measures the 800 smallest companies in the Russell 1000® Index.

Russell Midcap®Growth Index:	An unmanaged index that measures the performance of those Russell Midcap® Index (the 800 smallest companies in the Russell 1000® Index) companies with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap®Value Index:	An unmanaged index that measures the performance of those Russell Midcap® Index (the 800 smallest companies in the Russell 1000® Index) companies with lower price-to-book ratios and lower forecasted growth rates.

Glossary of Indices (cont'd)

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

FTSE EPRA/NAREIT Global Real Estate Index:	The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index series includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series.

MSCI World Index:	A free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 2006 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

HSBC Global Climate Change Index:	The index is rule-based and uses a modified market capitalization approach that takes into account free float and revenues associated with climate change-related businesses. Recognizing that there is also a growing number of integrated players exposed to this theme, individual companies are weighted in the index according to their exposure to climate change. Exposure is defined as the percentage of overall revenues that are attributable to reducing emissions, reacting to the effects of climate change or adapting to climate change. The revenue data are based on HSBC's analysis of publicly available information and data from an external consultant specializing in renewable energy, low-carbon technology and the carbon markets. Once a company has been ascribed an exposure factor and it forms part of the selection universe, HSBC monitors and modify its climate change-related revenues, if necessary, on an annual basis.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2008 and held for the entire period. The tables illustrate the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 8/31/08 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(8)
	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During the Period(1) 3/1/08 - 8/31/08	Expense Ratio	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During the Period(1) 3/1/08 - 8/31/08	Expense Ratio
Century Fund
Investor Class	$1,000.00	$1,002.70	$7.55	1.50%	$1,000.00	$1,017.60	$7.61	1.50%
Climate Change Fund
Institutional Class(2)	$1,000.00	$893.00	$3.02	.95%	$1,000.00	$1,013.61	$3.21	.95%
Class A(2)	$1,000.00	$893.00	$3.82	1.20%	$1,000.00	$1,012.77	$4.06	1.20%
Class C(2)	$1,000.00	$890.00	$6.19	1.95%	$1,000.00	$1,010.25	$6.59	1.95%
Equity Income Fund
Institutional Class(6)	$1,000.00	$1,062.70	$4.77	.92%	$1,000.00	$1,020.51	$4.67	.92%
Class A(3)	$1,000.00	$984.30	$2.64	1.16%	$1,000.00	$1,008.81	$2.67	1.16%
Class C(3)	$1,000.00	$982.80	$4.32	1.90%	$1,000.00	$1,007.11	$4.38	1.90%
Focus Fund
Investor Class	$1,000.00	$987.60	$4.45	.89%	$1,000.00	$1,020.66	$4.52	.89%
Trust Class	$1,000.00	$986.40	$5.54	1.11%	$1,000.00	$1,019.56	$5.63	1.11%
Advisor Class	$1,000.00	$985.20	$6.69	1.34%	$1,000.00	$1,018.40	$6.80	1.34%
Genesis Fund
Investor Class	$1,000.00	$1,055.90	$5.32	1.03%	$1,000.00	$1,019.96	$5.23	1.03%
Trust Class	$1,000.00	$1,056.20	$5.63	1.09%	$1,000.00	$1,019.66	$5.53	1.09%
Advisor Class	$1,000.00	$1,054.80	$6.92	1.34%	$1,000.00	$1,018.40	$6.80	1.34%
Institutional Class	$1,000.00	$1,057.60	$4.34	.84%	$1,000.00	$1,020.91	$4.27	.84%
Global Real Estate Fund
Institutional Class	$1,000.00	$893.90	$4.71	.99%	$1,000.00	$1,020.16	$5.03	.99%
Class A(2)(7)	$1,000.00	$854.50	$4.52	1.45%	$1,000.00	$1,011.93	$4.90	1.45%
Class C(2)	$1,000.00	$852.10	$6.85	2.20%	$1,000.00	$1,009.41	$7.43	2.20%
Guardian Fund
Investor Class	$1,000.00	$995.20	$4.51	.90%	$1,000.00	$1,020.61	$4.57	.90%
Trust Class	$1,000.00	$994.70	$5.36	1.07%	$1,000.00	$1,019.76	$5.43	1.07%
Advisor Class	$1,000.00	$991.90	$7.51	1.50%	$1,000.00	$1,017.60	$7.61	1.50%
International Fund
Investor Class	$1,000.00	$905.50	$5.94	1.24%	$1,000.00	$1,018.90	$6.29	1.24%
Trust Class	$1,000.00	$905.00	$6.51	1.36%	$1,000.00	$1,018.30	$6.90	1.36%
International Institutional Fund
Institutional Class	$1,000.00	$910.30	$3.84	.80%	$1,000.00	$1,021.11	$4.06	.80%
International Large Cap Fund
Trust Class	$1,000.00	$933.60	$6.32	1.30%	$1,000.00	$1,018.60	$6.60	1.30%
Institutional Class	$1,000.00	$935.50	$4.67	.96%	$1,000.00	$1,020.31	$4.88	.96%
Class A	$1,000.00	$933.60	$6.56	1.35%	$1,000.00	$1,018.35	$6.85	1.35%
Class C	$1,000.00	$929.80	$9.94	2.05%	$1,000.00	$1,014.83	$10.38	2.05%
Large Cap Disciplined Growth Fund
Institutional Class	$1,000.00	$1,002.20	$3.82	.76%	$1,000.00	$1,021.32	$3.86	.76%
Class A	$1,000.00	$1,000.00	$6.08	1.21%	$1,000.00	$1,019.05	$6.14	1.21%
Class C	$1,000.00	$996.70	$9.79	1.95%	$1,000.00	$1,015.33	$9.88	1.95%
Mid Cap Growth Fund
Investor Class	$1,000.00	$990.60	$5.05	1.01%	$1,000.00	$1,020.06	$5.13	1.01%
Trust Class	$1,000.00	$989.10	$6.55	1.31%	$1,000.00	$1,018.55	$6.65	1.31%
Advisor Class	$1,000.00	$988.10	$7.50	1.50%	$1,000.00	$1,017.60	$7.61	1.50%
Institutional Class	$1,000.00	$991.70	$3.75	.75%	$1,000.00	$1,021.37	$3.81	.75%

Expense Information as of 8/31/08 cont'd (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(8)
	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During the Period(1) 3/1/08 - 8/31/08	Expense Ratio	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During the Period(1) 3/1/08 - 8/31/08	Expense Ratio
Partners Fund
Investor Class	$1,000.00	$937.70	$3.90	.80%	$1,000.00	$1,021.11	$4.06	.80%
Trust Class	$1,000.00	$936.80	$4.82	.99%	$1,000.00	$1,020.16	$5.03	.99%
Advisor Class	$1,000.00	$935.90	$5.55	1.14%	$1,000.00	$1,019.41	$5.79	1.14%
Institutional Class	$1,000.00	$938.30	$3.17	.65%	$1,000.00	$1,021.87	$3.30	.65%
Real Estate Fund
Trust Class	$1,000.00	$1,063.90	$5.08	.98%	$1,000.00	$1,020.21	$4.98	.98%
Institutional Class(4)	$1,000.00	$986.90	$2.08	.86%	$1,000.00	$1,010.07	$2.10	.86%
Regency Fund
Investor Class	$1,000.00	$945.20	$5.33	1.09%	$1,000.00	$1,019.66	$5.53	1.09%
Trust Class	$1,000.00	$944.40	$6.11	1.25%	$1,000.00	$1,018.85	$6.34	1.25%
Select Equities Fund
Institutional Class	$1,000.00	$1,005.50	$3.88	.77%	$1,000.00	$1,021.27	$3.91	.77%
Class A	$1,000.00	$1,004.40	$6.25	1.24%	$1,000.00	$1,018.90	$6.29	1.24%
Class C	$1,000.00	$998.90	$10.00	1.99%	$1,000.00	$1,015.13	$10.08	1.99%
Small and Mid Cap Growth Fund
Trust Class	$1,000.00	$1,001.90	$5.48	1.09%	$1,000.00	$1,019.66	$5.53	1.09%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,018.20	$6.54	1.29%	$1,000.00	$1,018.65	$6.55	1.29%
Trust Class	$1,000.00	$1,017.60	$7.05	1.39%	$1,000.00	$1,018.15	$7.05	1.39%
Advisor Class	$1,000.00	$1,016.30	$8.06	1.59%	$1,000.00	$1,017.14	$8.06	1.59%
Institutional(5)	$1,000.00	$1,020.90	$3.80	.90%	$1,000.00	$1,017.14	$3.79	.90%
Socially Responsive Fund
Investor Class	$1,000.00	$985.90	$4.44	.89%	$1,000.00	$1,020.66	$4.52	.89%
Trust Class	$1,000.00	$984.90	$5.39	1.08%	$1,000.00	$1,019.71	$5.48	1.08%
Institutional Class	$1,000.00	$986.30	$3.69	.74%	$1,000.00	$1,021.42	$3.76	.74%

(1)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period shown of May 1, 2008 to August 31, 2008).

(3)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 84/366 (to reflect the period shown of June 9, 2008 to August 31, 2008).

(4)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 89/366 (to reflect the period shown of June 4, 2008 to August 31, 2008).

(5)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 153/366 (to reflect the period shown of April 1, 2008 to August 31, 2008).

(6)  On June 9, 2008, Equity Income Fund's Trust Class was converted into the Fund's Institutional Class. The financial information of Institutional Class includes the information of Trust Class shares.

(7)  On July 11, 2008, Global Real Estate Fund's Trust Class was converted into the Fund's Class A.

(8)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Schedule of Investments Century Fund

TOP TEN EQUITY HOLDINGS

1	Lockheed Martin	4.5%
2	Apple, Inc.	4.4%
3	Wal-Mart Stores	4.3%
4	IBM	4.3%
5	QUALCOMM Inc.	4.0%
6	Coca-Cola	3.8%
7	Abbott Laboratories	3.1%
8	Canadian Natural Resources	3.1%
9	Gilead Sciences	3.0%
10	Oracle Corp.	3.0%

	Number of Shares	Market Value† (000's)
Common Stocks (96.9%)
Aerospace & Defense (6.4%)
Lockheed Martin	4,555	$531
Raytheon Co.	3,820	229
		760
Beverages (6.7%)
Coca-Cola	8,715	454
PepsiCo, Inc.	4,930	337
		791
Biotechnology (3.0%)
Gilead Sciences*	6,845	361
Capital Markets (3.9%)
Northern Trust	2,655	214
T. Rowe Price Group	4,165	247
		461
Chemicals (1.8%)
Monsanto Co.	1,865	213
Communications Equipment (9.1%)
Nokia Corp. ADR	10,870	273
QUALCOMM Inc.	8,930	470
Research In Motion*	2,785	339
		1,082
Computers & Peripherals (8.7%)
Apple, Inc.*	3,057	518
IBM	4,215	513
		1,031
Electric Utilities (2.9%)
FPL Group	5,849	351
Electrical Equipment (1.8%)
ABB Ltd.	8,630	212
Energy Equipment & Services (2.2%)
Schlumberger Ltd.	2,835	267
Food & Staples Retailing (6.7%)
CVS Corp.	7,540	276
Wal-Mart Stores	8,725	515
		791

	Number of Shares	Market Value† (000's)
Health Care Equipment & Supplies (4.5%)
Baxter International	3,975	$269
Becton, Dickinson & Co.	3,015	264
		533
Hotels, Restaurants & Leisure (2.6%)
McDonald's Corp.	4,900	304
Household Products (2.7%)
Colgate-Palmolive	4,190	319
Insurance (2.8%)
Marsh & McLennan	10,440	333
Machinery (1.9%)
Danaher Corp.	2,785	227
Multiline Retail (2.9%)
Kohl's Corp.*	7,025	345
Oil, Gas & Consumable Fuels (5.9%)
Canadian Natural Resources	4,305	366
Occidental Petroleum	1,605	128
Petroleo Brasileiro ADR	3,910	206
		700
Pharmaceuticals (5.3%)
Abbott Laboratories	6,470	372
Johnson & Johnson	3,619	255
		627
Retail (2.9%)
Staples, Inc.	14,515	351
Software (7.4%)
Electronic Arts*	3,475	169
Microsoft Corp.	12,825	350
Oracle Corp.*	16,265	357
		876
Textiles, Apparel & Luxury Goods (2.8%)
Nike, Inc.	5,540	336

	Number of Shares	Market Value† (000's)
Wireless Telecommunication Services (2.0%)
American Tower*	5,700	$236
Total Common Stocks (Cost $10,858)		11,507
Short-Term Investments (2.6%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $314)	314,130	314
Total Investments##(99.5%) (Cost $11,172)		11,821
Cash, receivables and other assets, less liabilities (0.5%)		55
Total Net Assets (100.0%)		$11,876

See Notes to Schedule of Investments 72

Schedule of Investments Climate Change Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vestas Wind Systems A/S	Denmark	Electrical Equipment	3.3%
2	First Solar	United States	Electrical Equipment	3.3%
3	Exelon Corp.	United States	Electric Utilities	3.2%
4	Entergy Corp.	United States	Electric Utilities	3.2%
5	Calpine Corp.	United States	Independent Power Producers & Energy Traders	2.9%
6	Gamesa Corp. Technologica SA	Spain	Electrical Equipment	2.9%
7	FirstEnergy Corp.	United States	Electric Utilities	2.7%
8	Veolia Environnement ADR	France	Multi-Utilities	2.7%
9	ITC Holdings	United States	Electric Utilities	2.6%
10	Cooper Industries Class A	Bermuda	Electrical Equipment	2.6%

	Number of Shares	Market Value† (000's)
Common Stocks (90.6%)
Auto Components (2.9%)
BorgWarner, Inc.	1,815	$75
Johnson Controls	1,320	41
		116
Chemicals (4.7%)
Monsanto Co.	889	102
Nalco Holding	1,685	38
Rockwood Holdings*	1,231	47
		187
Commercial Services & Supplies (1.3%)
Covanta Holding*	675	19
EnerNOC, Inc.*	2,100	32
		51
Communications Equipment (1.4%)
Telefonaktiebolaget LM Ericsson ADR	4,900	56
Construction & Engineering (3.6%)
Foster Wheeler Ltd.*	428	21
Jacobs Engineering Group*	688	51
Quanta Services, Inc.*	2,200	70
		142
Diversified Financial Services (2.6%)
Climate Exchange PLC*	2,220	81
IntercontinentalExchange Inc.*	260	23
		104
Electric Utilities (19.4%)
Electricite de France	1,110	95
Energias de Portugal, SA	1,190	60
Entergy Corp.	1,215	126
Exelon Corp.	1,675	127
FirstEnergy Corp.	1,500	109
FPL Group	1,495	90
ITC Holdings	1,870	105
Northeast Utilities	2,300	62
		774

	Number of Shares	Market Value† (000's)
Electrical Equipment (20.2%)
ABB Ltd. ADR	3,838	$94
Capstone Turbine*	14,340	39
Cooper Industries Class A	2,204	105
First Solar*	473	131
Gamesa Corp. Tecnologica SA	2,455	116
Roper Industries	1,505	89
SunPower Corp. Class A*	500	49
Suntech Power Holdings ADR*	1,020	49
Vestas Wind Systems A/S*	970	132
		804
Electronic Equipment & Instruments (3.1%)
Comverge Inc.*	5,900	39
Itron, Inc.*	818	85
		124
Energy Equipment & Services (0.4%)
IHS, Inc. Class A*	230	15
Gas Utilities (1.4%)
Questar Corp.	1,113	58
Independent Power Producers & Energy Traders (5.7%)
Calpine Corp.*	6,488	117
Iberdrola Renovables SA*	13,100	84
Ormat Technologies	540	27
		228
Life Science Tools & Services (0.9%)
Thermo Fisher Scientific*	630	38
Machinery (3.6%)
Badger Meter, Inc.	700	32
Deere & Co.	481	34
Kaydon Corp.	1,395	78
		144

	Number of Shares	Market Value† (000's)
Multi-Utilities (7.1%)
GDF Suez ADR*	1,431	$83
National Grid ADR	570	37
Sempra Energy	948	55
Veolia Environnement ADR	2,000	108
		283
Oil, Gas & Consumable Fuels (7.5%)
Clean Energy Fuels*	1,820	31
EOG Resources	390	41
Gushan Environmental Energy ADR	3,000	31
Paladin Energy Ltd.*	12,740	64
Range Resources	755	35
Southwestern Energy*	435	17
Spectra Energy	1,400	37
XTO Energy	875	44
		300
Paper & Forest Products (1.4%)
Weyerhaeuser Co.	1,000	55
Semiconductors & Semiconductor Equipment (2.4%)
Applied Materials	5,386	96
Water Utilities (1.0%)
Aqua America Inc.	2,100	38
Total Common Stocks (Cost $3,835)		3,613
Short-Term Investments (7.3%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $292)	292,388	292
Total Investments##(97.9%) (Cost $4,127)		3,905
Cash, receivables and other assets, less liabilities (2.1%)		82
Total Net Assets (100.0%)		$3,987

See Notes to Schedule of Investments 73

Schedule of Investments Equity Income Fund

TOP TEN EQUITY HOLDINGS

1	Bunge Ltd.	2.7%
2	Plum Creek Timber Company	2.4%
3	Diageo PLC ADR	2.4%
4	Ventas, Inc.	2.4%
5	Canadian Oil Sands Trust	2.4%
6	FPL Group	2.4%
7	Realty Income	2.4%
8	Precision Drilling Trust	2.3%
9	New Jersey Resources	2.3%
10	Exelon Corp.	2.2%

	Number of Shares	Market Value† (000's)
Common Stocks (74.3%)
Beverages (2.4%)
Diageo PLC ADR	10,000	$744
Capital Goods (1.1%)
MSC Industrial Direct	6,400	326
Diversified Financial Services (1.8%)
J.P. Morgan Chase	14,000	539
Electric Utilities (5.5%)
Duke Energy	15,000	261
Exelon Corp.	9,000	684
FPL Group	12,000	721
		1,666
Energy Equipment & Services (4.4%)
Cathedral Energy Services Income Trust	33,000	360
Helmerich & Payne	5,000	286
Precision Drilling Trust	33,000	698
		1,344
Finance (2.0%)
Tortoise Energy Infrastructure	20,000	610
Food & Staples Retailing (1.6%)
Safeway Inc.	19,000	501
Gas Utilities (3.7%)
New Jersey Resources	19,000	688
ONEOK, Inc.‡‡	10,000	437
		1,125
Insurance (3.0%)
Arthur J. Gallagher	12,500	331
Willis Group Holdings	17,000	585
		916
Marine (0.3%)
Shun Tak Holdings	180,000	105
Media (1.8%)
Groupe Aeroplan	3,900	61
World Wrestling Entertainment	30,000	488
		549
Metals & Mining (1.1%)
Goldcorp, Inc.	10,000	339

	Number of Shares	Market Value† (000's)
Multi-Utilities (7.1%)
Dominion Resources‡‡	4,600	$200
National Grid ADR	4,600	131
NSTAR	15,000	508
Sempra Energy	9,000	521
TECO Energy	22,000	393
Xcel Energy	20,000	410
		2,163
Oil, Gas & Consumable Fuels (13.6%)
ARC Energy Trust	22,000	624
Canadian Oil Sands Trust	15,000	725
Enbridge Energy Management*	12,259	620
Enerplus Resources Fund	14,000	606
ENI ADR	4,000	260
Hugoton Royalty Trust	14,000	434
Patriot Coal*	4,000	240
Progress Energy Trust	40,000	599
Spectra Energy	800	21
		4,129
Paper & Forest Products (0.8%)
Acadian Timber Income Fund	27,000	237
Pharmaceuticals (1.2%)
Johnson & Johnson	5,000	352
Real Estate Investment Trusts (20.3%)
Annaly Capital Management	28,000	419
Duke Realty	2,800	70
Equity Residential	14,000	591
GZI REIT	1,120,000	373
Mack-Cali Realty	4,800	194
Plum Creek Timber Company	15,000	744
Potlatch Corp.	13,000	607
ProLogis	15,000	646
Rayonier Inc.	12,000	540
Realty Income	28,000	719
UDR, Inc.	1,600	39
Ventas, Inc.	16,000	727
Weingarten Realty Investors	15,000	496
		6,165

	Number of Shares	Market Value† (000's)
Road & Rail (0.7%)
Norfolk Southern‡‡	3,100	$228
Semiconductors & Semiconductor Equipment (1.5%)
Microchip Technology	14,000	448
Water Utilities (0.4%)
California Water Service Group	3,000	118
Total Common Stocks (Cost $22,305)		22,604
Convertible Preferred Stocks (4.1%)
Bunge Ltd.	7,300	820
Freeport-McMoRan Copper & Gold	1,300	169
New York Community Capital Trust V	6,000	264
Total Convertible Preferred Stocks (Cost $1,282)		1,253
	Principal Amount
Convertible Bonds (7.5%)
Allied Waste Industries, Inc., Senior Subordinated Debentures, 4.25%, due 4/15/34	$350,000	336
American Tower Corp.,Senior Unsecured Notes, 5.00%, due 2/15/10	50,000	51
Bill Barrett Corp., Senior Unsecured Notes, 5.00%, due 3/15/28	250,000	247
Coeur d'Alene Mines Corp., Senior Unsecured Notes, 1.25%, due 1/15/24	300,000	223

See Notes to Schedule of Investments 74

	Principal Amount	Market Value† (000's)
Integra Lifesciences Holdings Corp., Senior Unsecured Notes, 2.38%, due 6/1/12ñ	$500,000	$467
NII Holdings, Inc., Senior Unsecured Notes, 3.13%, due 6/12/12	100,000	86
Prudential Financial, Inc., Floating Rate Senior Unsecured Notes, 0.39%, due 9/12/08µ	350,000	343
Sino-Forest Corp., Senior Notes, 5.00%, due 8/1/13ñ	250,000	283
Trinidad Drilling Ltd., Unsecured Subordinated Notes, 7.75%, due 7/31/12	250,000	240
Total Convertible Bonds (Cost $2,287)		2,276
Short-Term Investments (17.7%)
	Number of Shares
Neuberger Berman Prime Money Fund Trust Class@ (Cost $5,380)	5,379,579	5,380
Total Investments##(103.6%) (Cost $31,254)		31,513
Liabilities, less cash, receivables and other assets [(3.6%)]		(1,103)
Total Net Assets (100.0%)		$30,410

See Notes to Schedule of Investments 75

Schedule of Investments Focus Fund

TOP TEN EQUITY HOLDINGS

1	Occidental Petroleum	5.1%
2	Covidien Ltd.	4.7%
3	Rockwell Automation	4.5%
4	TJX Cos.	4.2%
5	MetLife, Inc.	3.9%
6	Nokia Corp. ADR	3.9%
7	Canadian Natural Resources	3.8%
8	Amdocs Ltd.	3.6%
9	Cisco Systems	3.6%
10	Thermo Fisher Scientific	3.5%

	Number of Shares	Market Value† (000's)
Common Stocks (97.5%)
Biotechnology (2.7%)
Genentech, Inc.*	70,000	$6,913
Genzyme Corp.*È	210,000	16,443
		23,356
Capital Markets (2.9%)
Bank of New York MellonÈ	710,000	24,573
Communications Equipment (8.4%)
Cisco Systems*È	1,270,000	30,543
Corning Inc.È	400,000	8,216
Nokia Corp. ADR	1,315,000	33,099
		71,858
Computers & Peripherals (3.1%)
IBMÈ	220,000	26,781
Consumer Finance (0.5%)
Capital One FinancialÈ	100,000	4,414
Diversified Financial Services (6.3%)
Citigroup Inc.	1,260,000	23,927
J.P. Morgan Chase	785,000	30,215
		54,142
Electric Utilities (2.4%)
Exelon Corp.È	265,000	20,129
Electrical Equipment (4.5%)
Rockwell AutomationÈ	815,000	38,476
Energy Equipment & Services (2.1%)
Dresser-Rand Group*	445,900	18,086
Food & Staples Retailing (2.4%)
CVS Corp.	550,000	20,130
Food Products (3.2%)
Ralcorp Holdings*È	440,000	27,016
Health Care Equipment & Supplies (7.7%)
Covidien Ltd.È	735,000	39,742
Zimmer Holdings*È	365,000	26,422
		66,164

	Number of Shares	Market Value† (000's)
Hotels, Restaurants & Leisure (0.9%)
Darden Restaurants	250,000	$7,323
Household Products (2.1%)
Energizer Holdings*È	210,000	17,837
Independent Power Producers & Energy Traders (1.5%)
NRG Energy*È	340,000	12,798
Insurance (3.9%)
MetLife, Inc.È	620,000	33,604
Life Science Tools & Services (3.5%)
Thermo Fisher Scientific*	500,000	30,280
Machinery (5.4%)
Ingersoll-RandÈ	670,000	24,743
Terex Corp.*	430,000	21,625
		46,368
Metals & Mining (2.6%)
Freeport-McMoRan Copper & GoldÈ	245,000	21,883
Multiline Retail (2.1%)
Kohl's Corp.*È	360,000	17,701
Office Electronics (2.6%)
Xerox Corp.È	1,575,000	21,940
Oil, Gas & Consumable Fuels (10.9%)
Canadian Natural Resources	385,000	32,744
Occidental Petroleum	550,000	43,648
XTO EnergyÈ	325,000	16,383
		92,775
Personal Products (1.0%)
NBTY, Inc.*È	270,000	8,975
Semiconductors & Semiconductor Equipment (2.6%)
Applied MaterialsÈ	1,225,000	21,952
Software (6.8%)
Amdocs Ltd.*	1,020,000	30,794
Microsoft Corp.È	985,000	26,880
		57,674

	Number of Shares	Market Value† (000's)
Specialty Retail (5.4%)
Tiffany & Co.È	220,000	$9,717
TJX Cos.È	1,000,000	36,240
		45,957
Total Common Stocks (Cost $731,592)		832,192
Short-Term Investments (24.1%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	27,145,869	27,146
Neuberger Berman Securities Lending Quality Fund, LLC‡	179,283,932	179,284
Total Short-Term Investments (Cost $205,925)		206,430
Total Investments##(121.6%) (Cost $937,517)		1,038,622
Liabilities, less cash, receivables and other assets [(21.6%)]		(184,773)
Total Net Assets (100.0%)		$853,849

See Notes to Schedule of Investments 76

Schedule of Investments Genesis Fund

TOP TEN EQUITY HOLDINGS

1	Church & Dwight	2.8%
2	Bucyrus International	2.4%
3	AptarGroup Inc.	2.2%
4	Compass Minerals International	2.0%
5	Denbury Resources	2.0%
6	CLARCOR Inc.	1.8%
7	Alliant Techsystems	1.6%
8	Matthews International	1.5%
9	Pharmaceutical Product Development	1.5%
10	Foundation Coal Holdings	1.4%

	Number of Shares	Market Value† (000's)
Common Stocks (93.8%)
Aerospace & Defense (2.7%)
Alliant Techsystems*^	1,890,262	$198,912
Argon ST*	219,700	5,486
Curtiss-Wright	1,671,200	90,028
Teledyne Technologies*	804,000	50,113
		344,539
Air Freight & Logistics (1.6%)
Forward Air^	2,271,700	80,169
Hub Group Class A*^	2,930,200	117,032
		197,201
Auto Components (0.8%)
Drew Industries*^	2,375,900	38,086
Gentex Corp.	3,797,214	60,489
		98,575
Automobiles (0.3%)
Thor Industries	1,696,797	38,992
Beverages (0.4%)
Boston Beer Company*^	1,059,319	47,638
Building Products (0.8%)
Simpson Manufacturing^	3,494,800	97,155
Capital Markets (0.6%)
Eaton Vance	1,136,800	40,595
Greenhill & Co.	598,800	39,581
		80,176
Chemicals (0.2%)
Flotek Industries*^	1,491,600	25,133
Commercial Banks (2.9%)
Bank of Hawaii	1,578,200	83,455
BOK Financial	1,157,994	50,442
Cullen/Frost Bankers	1,565,200	87,151
Glacier Bancorp	1,489,308	31,752
Texas Capital Bancshares*	212,700	3,320
Westamerica Bancorp^	2,243,243	114,854
		370,974

	Number of Shares	Market Value† (000's)
Commercial Services & Supplies (6.1%)
Advisory Board*	46,100	$1,425
Copart, Inc.*	3,621,331	159,375
Exponent, Inc.*^	1,225,235	37,688
Healthcare Services Group^	4,022,654	78,361
Knoll, Inc.	1,740,500	28,666
Korn/Ferry International*	259,600	4,616
Layne Christensen*^	2,059,065	113,002
Ritchie Bros. Auctioneers^	5,736,060	151,776
Rollins, Inc.	3,646,172	64,792
United Stationers*^	2,376,728	117,838
Waste Connections*	149,700	5,436
Watson Wyatt Worldwide Class A	56,700	3,322
		766,297
Containers & Packaging (2.2%)
AptarGroup Inc.^	6,963,600	281,260
Diversified Consumer Services (2.1%)
Matthews International^	3,737,800	187,862
Strayer Education	367,411	77,097
		264,959
Diversified Financial Services (0.1%)
Pico Holdings*	388,072	18,488
Electrical Equipment (1.1%)
Brady Corp.^	3,749,200	137,633
Electronic Equipment & Instruments (2.1%)
Rofin-Sinar Technologies*^	3,636,350	146,981
Trimble Navigation*	3,439,942	116,442
		263,423
Energy Equipment & Services (3.9%)
CARBO Ceramics^	2,140,500	128,644
ION Geophysical*^	5,510,900	88,836
NATCO Group*^	2,097,228	106,308

	Number of Shares	Market Value† (000's)
National Oilwell Varco*	855,278	$63,059
Oceaneering International*	1,250,900	78,069
Pason Systems	1,361,265	19,846
		484,762
Food & Staples Retailing (0.9%)
Ruddick Corp.^	3,483,702	110,921
Food Products (0.4%)
J & J Snack Foods^	1,518,416	51,155
Gas Utilities (0.2%)
New Jersey Resources	537,900	19,461
Health Care Equipment & Supplies (8.9%)
Abaxis, Inc.*^	1,103,500	21,949
American Medical Systems Holdings*^	8,642,065	153,829
ArthroCare Corp.*^	2,963,662	75,988
DENTSPLY International	2,188,300	85,759
Haemonetics Corp.*^	2,597,300	162,903
IDEXX Laboratories*	2,970,862	167,260
Immucor Inc.*^	3,513,491	113,170
Integra LifeSciences Holdings*^	2,452,202	118,907
Sirona Dental Systems*^	2,975,226	81,789
STERIS Corp.	4,700	173
Surmodics, Inc.*^	2,159,130	84,141
Wright Medical Group*^	1,891,994	58,254
		1,124,122
Health Care Providers & Services (4.1%)
AmSurg Corp.*^	2,050,634	55,593
Henry Schein*	2,924,040	170,998
Landauer, Inc.	81,300	5,306
MWI Veterinary Supply*^	1,241,529	48,904
Owens & Minor	58,800	2,712

See Notes to Schedule of Investments 77

	Number of Shares	Market Value† (000's)
Patterson Companies*	3,566,700	$116,060
VCA Antech*	3,894,905	119,729
		519,302
Household Products (2.8%)
Church & Dwight^	5,671,018	354,439
Industrial Conglomerates (0.7%)
Raven Industries^	1,989,876	90,002
Insurance (0.9%)
Brown & Brown	4,465,755	90,744
HCC Insurance Holdings	793,700	19,986
		110,730
IT Services (1.4%)
ManTech International*^	2,248,000	132,385
NCI, Inc. Class A*	374,199	10,029
SI International*	273,534	8,542
SRA International*	1,038,925	24,394
		175,350
Life Science Tools & Services (4.5%)
Charles River Laboratories International*	1,052,800	69,074
Dionex Corp.*^	2,168,532	141,367
ICON PLC*^	3,431,000	139,745
Pharmaceutical Product Development	4,560,400	186,064
Techne Corp.*	319,800	24,679
		560,929
Machinery (14.7%)
Astec Industries*^	2,120,622	72,949
Bucyrus International^	4,369,600	305,217
Chart Industries*^	2,320,828	107,176
CLARCOR Inc.^	5,796,322	231,447
Donaldson Co.	2,795,900	122,768
Graco Inc.	1,730,717	66,027
IDEX Corp.	70,900	2,628
Joy Global	1,964,300	139,544
Lindsay Corp.^	961,350	78,744
Middleby Corp.*	432,750	23,092
Nordson Corp.^	2,623,230	140,684
RBC Bearings*	84,353	3,369
Robbins & Myers	1,639,300	73,523
Tennant Co.^	1,044,800	32,545
Titan International^	2,137,147	57,147
Toro Co.^	3,284,604	134,242
Valmont Industries	859,904	91,786
Wabtec Corp.^	2,826,100	166,938
		1,849,826

	Number of Shares	Market Value† (000's)
Media (1.4%)
Arbitron Inc.^	1,980,467	$94,983
Interactive Data	2,521,100	75,885
		170,868
Metals & Mining (2.8%)
AMCOL International	258,000	9,407
Compass Minerals International^	3,607,800	249,912
Gammon Gold*	3,207,900	29,224
Ivanhoe Mines*	3,483,230	38,559
NovaGold Resources*	3,460,400	22,424
		349,526
Office Electronics (1.0%)
Zebra Technologies*^	4,115,847	128,497
Oil, Gas & Consumable Fuels (13.7%)
Arena Resources*^	3,481,128	155,502
Berry Petroleum Class A	2,050,400	85,338
BPZ Resources*	180,400	3,554
Cabot Oil & Gas	3,007,800	133,667
Carrizo Oil & Gas*^	1,784,327	88,574
Concho Resources*	780,800	25,509
Denbury Resources*	9,861,800	245,460
Encore Acquisition*	1,780,800	91,818
Foundation Coal Holdings^	2,981,200	176,338
Galleon Energy*	2,584,100	34,412
Pacific Rubiales Energy*	2,387,800	23,073
Parallel Petroleum*^	3,551,541	47,022
Pearl Exploration and Production*	6,332,100	9,840
Petrobank Energy and Resources*	3,374,500	148,529
Petrohawk Energy*	2,746,830	95,068
Quicksilver Resources*	2,977,700	72,030
Rex Energy*	166,600	3,344
Southwestern Energy*	3,811,400	146,243
St. Mary Land & Exploration	1,367,300	57,727
UTS Energy*	9,347,000	36,092
XTO Energy	912,425	45,995
		1,725,135
Personal Products (1.5%)
Alberto-Culver Co.^	5,868,450	153,519
Chattem, Inc.*	443,795	31,119
		184,638

	Number of Shares	Market Value† (000's)
Pharmaceuticals (0.7%)
K-V Pharmaceutical*^	3,696,247	$83,350
Road & Rail (0.1%)
Heartland Express	669,493	11,060
Landstar System	127,100	6,230
		17,290
Software (3.2%)
Blackbaud, Inc.^	4,581,603	92,503
FactSet Research Systems	1,188,400	74,525
MICROS Systems*^	5,392,542	166,198
Solera Holdings*	2,424,116	74,735
		407,961
Specialty Retail (1.1%)
Hibbett Sports*^	1,892,463	45,230
Sally Beauty Holdings*	7,265,684	62,049
Tractor Supply*	671,200	28,606
		135,885
Thrifts & Mortgage Finance (0.5%)
Brookline Bancorp	2,544,154	26,154
Flushing Financial	655,800	11,405
Oritani Financial*	1,242,900	20,955
		58,514
Trading Companies & Distributors (0.4%)
Houston Wire & Cable	227,640	3,838
MSC Industrial Direct	861,500	43,876
		47,714
Total Common Stocks (Cost $7,584,318)		11,792,820
Short-Term Investments (6.6%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $823,918)	823,917,513	823,918
Total Investments##(100.4%) (Cost $8,408,236)		12,616,738
Liabilities, less cash, receivables and other assets [(0.4%)]		(52,084)
Total Net Assets (100.0%)		$12,564,654

See Notes to Schedule of Investments 78

Schedule of Investments Global Real Estate Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Sun Hung Kai Properties Ltd.	Hong Kong	Diversified	5.8%
2	Mitsubishi Estate Co. Ltd.	Japan	Office	5.3%
3	Westfield Group	Australia	Computers & Peripherals	5.2%
4	Unibail-Rodamco	France	Retail	3.9%
5	Vornado Realty Trust	United States	Diversified	3.7%
6	British Land Co. PLC	United Kingdom	Diversified	3.6%
7	Simon Property Group	United States	Regional Malls	3.4%
8	Link REIT (The)	Hong Kong	Retail	2.9%
9	Boston Properties	United States	Office	2.9%
10	Mitsui Fudosan Co. Ltd.	Japan	Diversified	2.8%

	Number of Shares	Market Value† (000's)
Common Stocks (97.4%)
Australia (9.0%)
CFS Retail Property Trust	49,300	$92
Commonwealth Property Office Fund	159,600	191
Westfield Group	26,400	392
		675
Austria (0.6%)
Immofinanz AG	5,300	48
Canada (3.3%)
Boardwalk Real Estate Investment Trust	2,100	77
Brookfield Properties	4,200	87
RioCan Real Estate Investment Trust	4,000	81
		245
France (3.9%)
Unibail-Rodamco	1,400	292
Germany (2.2%)
Alstria Office REIT AG	5,700	85
IFM Immobilien AG*	5,200	84
		169
Hong Kong (9.8%)
Hang Lung Group Ltd.	19,000	81
Link REIT (The)	94,000	222
Sun Hung Kai Properties Ltd.	31,600	436
		739
Japan (9.6%)
Mitsubishi Estate Co. Ltd.	18,000	403
Mitsui Fudosan Co. Ltd.	10,000	212
Nippon Building Fund, Inc.	10	109
		724

	Number of Shares	Market Value† (000's)
Singapore (2.1%)
Capitaland Ltd.	26,300	$81
Frasers Centrepoint Trust	92,500	78
		159
Switzerland (2.3%)
PSP Swiss Property AG	2,900	176
United Kingdom (7.1%)
British Land Co. PLC	19,700	275
Brixton PLC	14,900	65
Hammerson PLC	11,300	196
		536
United States (47.5%)
Acadia Realty Trust	3,200	76
Alexandria Real Estate Equities	900	97
AMB Property	900	41
Boston Properties	2,100	215
Corporate Office Properties Trust	2,600	102
Developers Diversified Realty	2,300	77
DiamondRock Hospitality	4,000	37
Digital Realty Trust	2,400	110
Douglas Emmett	4,900	116
Duke Realty	5,500	138
Equity Residential	3,500	148
Essex Property Trust	700	82
Federal Realty Investment Trust	1,700	129
HCP, Inc.	2,500	91
Health Care REIT	1,500	78
Highwoods Properties	2,200	80
Home Properties	1,200	63
Host Hotels & Resorts	10,600	152
Kimco Realty	5,100	189
Macerich Co.	1,200	74
Marriott International Class A	2,600	73
Mid-America Apartment Communities	600	30

	Number of Shares	Market Value† (000's)
Plum Creek Timber Company	2,400	$119
ProLogis	1,800	78
Public Storage	1,600	141
Regency Centers	2,100	130
Simon Property Group	2,700	256
Taubman Centers	2,700	131
UDR, Inc.	3,300	82
Ventas, Inc.	1,700	77
Vornado Realty Trust	2,800	278
Washington Real Estate Investment Trust	2,500	88
		3,578
Total Common Stocks (Cost $7,818)		7,341
Short-Term Investments (1.7%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $130)	130,022	130
Total Investments##(99.1%) (Cost $7,948)		7,471
Cash, receivables and other assets, less liabilities (0.9%)		67
Total Net Assets (100.0%)		$7,538

See Notes to Schedule of Investments 79

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL REAL ESTATE FUND

Industry	Investments at Market Value† (000's omitted)	Percentage of Net Assets
Office	$1,516	20.1%
Diversified	1,411	18.7%
Retail	1,187	15.8%
Regional Malls	461	6.1%
Apartments	419	5.6%
Computers & Peripherals	392	5.2%
Health Care	246	3.3%
Lodging	225	3.0%
Retail REIT	222	2.9%
Reinsurance	191	2.5%
Industrial	184	2.4%
Real Estate Management & Development	176	2.3%
Community Centers	153	2.0%
Self Storage	141	1.9%
Heavy Industry	119	1.6%
Office—Industrial	110	1.5%
Diversified REIT	88	1.2%
Financial & Insurance	63	0.8%
Integrated Oil & Gas	37	0.5%
Other Assets—Net	197	2.6%
	$7,538	100.0%

See Notes to Schedule of Investments 80

Schedule of Investments Guardian Fund

TOP TEN EQUITY HOLDINGS

1	Anixter International	5.3%
2	Scripps Networks Interactive	4.7%
3	Comcast Corp. Class A Special	4.7%
4	Altera Corp.	4.6%
5	Danaher Corp.	4.3%
6	National Grid	4.2%
7	National Instruments	4.1%
8	Genzyme Corp.	3.6%
9	Liberty Global	3.5%
10	Willis Group Holdings	3.5%

	Number of Shares	Market Value† (000's)
Common Stocks (98.9%)
Auto Components (1.6%)
BorgWarner, Inc.	532,936	$22,037
Automobiles (1.7%)
Toyota Motor ADRÈ	259,910	23,285
Biotechnology (4.0%)
Genzyme Corp.*	623,940	48,855
Medarex, Inc.*	769,800	5,681
		54,536
Capital Markets (6.5%)
Bank of New York Mellon	1,113,713	38,546
Charles SchwabÈ	1,536,555	36,862
Merrill Lynch	446,700	12,664
		88,072
Commercial Services & Supplies (4.2%)
Republic Services	428,075	14,071
Waste Management	1,235,550	43,466
		57,537
Consumer Finance (2.8%)
American Express	968,225	38,419
Electronic Equipment & Instruments (9.5%)
Anixter International*	982,355	72,508
National Instruments	1,739,479	56,150
		128,658
Energy Equipment & Services (2.3%)
Schlumberger Ltd.	335,700	31,630
Health Care Providers & Services (2.8%)
UnitedHealth Group	1,259,675	38,357
Industrial Conglomerates (2.8%)
3M Co.	524,800	37,576
Insurance (6.4%)
Progressive Corp.	2,150,750	39,725
Willis Group Holdings	1,373,450	47,274
		86,999

	Number of Shares	Market Value† (000's)
IT Services (1.0%)
Euronet Worldwide*	733,560	$13,784
Life Science Tools & Services (1.0%)
Millipore Corp.*	177,190	13,291
Machinery (4.3%)
Danaher Corp.	721,640	58,864
Media (15.8%)
Comcast Corp. Class A SpecialÈ	2,999,725	63,414
Liberty Global Class A*	778,633	27,392
Liberty Global Class C*	625,363	20,775
Scripps Networks InteractiveÈ	1,536,335	63,819
Washington PostÈ	64,828	38,670
		214,070
Multi-Utilities (4.5%)
National Grid	4,366,432	56,870
National Grid ADR	67,218	4,407
		61,277
Oil, Gas & Consumable Fuels (8.1%)
BG Group PLC	1,505,950	33,463
Cimarex Energy	250,050	13,888
Newfield Exploration*	762,000	34,457
Petroleo Brasileiro ADR	526,450	27,765
		109,573
Real Estate Investment Trusts (4.4%)
General Growth Properties	827,950	21,469
Weingarten Realty Investors	1,139,375	37,656
		59,125
Road & Rail (2.9%)
Canadian National Railway	750,015	39,398
Semiconductors & Semiconductor Equipment (7.6%)
Altera Corp.	2,787,519	63,109
Texas Instruments	1,622,800	39,775
		102,884

	Number of Shares	Market Value† (000's)
Software (2.8%)
Intuit Inc.*	1,258,560	$37,845
Textiles, Apparel & Luxury Goods (1.9%)
V.F. Corp.	315,225	24,982
Total Common Stocks (Cost $1,142,789)		1,342,199
Short-Term Investments (6.3%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	13,486,818	13,487
Neuberger Berman Securities Lending Quality Fund, LLC‡	72,711,362	72,711
Total Short-Term Investments (Cost $86,198)		86,198
Total Investments##(105.2%) (Cost $1,228,987)		1,428,397
Liabilities, less cash, receivables and other assets [(5.2%)]		(70,978)
Total Net Assets (100.0%)		$1,357,419

See Notes to Schedule of Investments 81

Schedule of Investments International Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.4%
2	Wincor Nixdorf AG	Germany	Computers & Peripherals	1.8%
3	Vallourec SA	France	Machinery	1.8%
4	Informa PLC	United Kingdom	Media	1.7%
5	Nihon Kohden Corp.	Japan	Health Care Equipment & Supplies	1.7%
6	Canadian Natural Resources	Canada	Oil, Gas & Consumable Fuels	1.7%
7	Companhia Vale do Rio Doce ADR	Brazil	Metals & Mining	1.7%
8	TNT NV	Netherlands	Air Freight & Logistics	1.6%
9	MacDonald Dettwiler	Canada	Software	1.5%
10	Telefonica SA ADR	Spain	Diversified Telecommunication	1.5%

	Number of Shares	Market Value† (000's)
Common Stocks (88.3%)
Argentina (0.9%)
Tenaris SA ADR	128,960	$7,053
Australia (2.2%)
Paladin Energy Ltd.*È	2,384,249	11,936
Woodside Petroleum	107,336	5,811
		17,747
Austria (0.0%)
Zumtobel AG	4,489	73
Belgium (4.0%)
Colruyt SA	32,765	8,949
Euronav SA	167,816	7,113
Fortis	192,640	2,679
Fortis VVPR Strip*	192,640	3
InBev NV	161,317	11,220
Option NV*È	509,900	2,521
		32,485
Brazil (2.1%)
Amil Participacoes SA	244,900	1,863
Natura Cosmeticos SA	536,042	6,242
Petroleo Brasileiro ADR	167,102	8,813
		16,918
Canada (6.8%)
Addax Petroleum	106,895	4,084
Canadian Natural Resources	163,005	13,915
First Calgary Petroleums Ltd.*	798,355	1,895
MacDonald Dettwiler*	444,605	12,499
Potash Corp. of Saskatchewan Inc.	21,500	3,732
Stantec, Inc.*	118,770	3,434
Suncor Energy	169,812	9,724
Talisman Energy	388,980	6,876
		56,159

	Number of Shares	Market Value† (000's)
Chile (0.3%)
Sociedad Quimica y Minera de Chile SA ADR, B Shares	73,700	$2,824
Cyprus (0.2%)
Prosafe Production Public Ltd.*	354,455	1,634
Finland (1.1%)
Nokia Oyj	350,175	8,774
France (8.5%)
BNP Paribas	47,313	4,267
Euler Hermes SAÈ	76,790	6,163
Ipsen SAÈ	123,039	6,679
Ipsos	278,573	9,387
Pernod Ricard SA	78,635	7,383
Publicis Groupe SA	121,795	4,097
Teleperformance	212,970	7,630
Total SA ADR	133,565	9,601
Vallourec SA	53,918	15,096
		70,303
Germany (10.1%)
C.A.T. Oil AG*È	507,138	4,866
Continental AGÈ	34,840	3,785
GEA Group AG	186,350	5,878
Gerresheimer AG	184,760	9,327
Hypo Real Estate Holding AGÈ	269,346	6,591
Leoni AG	226,280	10,078
Pfeiffer Vacuum Technology AG	77,815	6,962
Tognum AG	380,216	8,339
Wacker Chemie AG	65,641	12,109
Wincor Nixdorf AG	204,952	15,124
		83,059
Greece (1.4%)
Intralot SA	273,380	3,457
Piraeus Bank SA	298,022	8,089
		11,546

	Number of Shares	Market Value† (000's)
Hong Kong (2.1%)
China Mobile Ltd. ADR	66,800	$3,789
HengAn International Group Co. Ltd.È	1,945,405	6,531
TPV Technology Ltd.	13,956,000	6,795
		17,115
Ireland (2.4%)
Allied Irish Banks	314,797	4,018
CRH PLC	235,129	6,192
DCC PLC	267,235	6,453
Dragon Oil PLCÑ*	601,694	3,455
		20,118
Italy (1.8%)
Milano Assicurazioni	1,848,696	9,438
UBI Banca	249,670	5,597
		15,035
Japan (12.4%)
Alfresa Holdings Corp.	67,700	4,436
East Japan Railway Co.	902	7,211
EXEDY Corp.	155,600	3,553
FANUC Ltd.	75,800	5,726
Hogy Medical Co.	94,200	4,553
IBIDEN Co., Ltd.	110,200	3,291
Maruichi Steel Tube	109,800	3,299
NIFCO Inc.	311,300	6,794
Nihon Kohden Corp.	633,800	13,949
Nintendo Co., Ltd. ADR	98,295	5,957
NITTO DENKO Corp.	124,900	3,787
OLYMPUS Corp.	194,800	6,390
Sankyo Co.	154,600	7,359
Shinko Electric Industries Co., Ltd.	210,900	2,973

See Notes to Schedule of Investments 82

	Number of Shares	Market Value† (000's)
Shiseido Co. Ltd.	10,300	$243
Sumitomo Metal Industries	2,468,000	11,044
Takeda Pharmaceutical Co. Ltd.	125,900	6,629
Toyota Motor ADR	43,100	3,861
Unicharm Petcare Corp.	41,000	1,319
		102,374
Korea (1.4%)
Daegu Bank	442,940	4,943
Hyundai Mobis	80,570	6,733
		11,676
Netherlands (7.3%)
Aalberts Industries NV	420,123	6,490
ASML Holding NV	363,178	8,594
Fugro NV	87,595	6,780
Heineken NVÈ	84,625	3,978
Nutreco Holding NV	61,725	3,815
Sligro Food Group NV	231,399	8,011
TNT NV	352,065	13,171
Unilever NV	223,975	6,192
Wavin NVÈ	323,752	2,636
		59,667
Norway (2.2%)
DnB NOR ASA	1,007,515	11,724
Prosafe ASA	743,285	6,716
		18,440
Spain (2.5%)
Banco Santander SA	481,540	8,223
Telefonica SA ADR	493,520	12,243
		20,466
Sweden (1.8%)
Getinge AB, B Shares	340,700	7,790
Swedbank AB, A Shares	382,935	6,753
		14,543
Switzerland (2.6%)
Barry Callebaut AG	6,000	3,945
Nestle SA	179,130	7,906
Swiss Re	160,599	9,910
		21,761
United Kingdom (14.2%)
Amlin PLC	1,692,544	8,970
Barclays PLC	1,161,528	7,474
Chemring Group PLC	271,938	11,530
Experian Group Ltd.	1,020,825	7,708

	Number of Shares	Market Value† (000's)
GlaxoSmithKline PLC	165,934	$3,921
Halma PLC	1,026,234	3,779
Informa PLC	1,821,297	14,135
Laird Group PLC	1,210,355	8,395
Lloyds TSB Group PLC	1,886,061	10,443
Northgate PLC	317,050	1,997
Raymarine PLC	821,010	1,856
RPS Group	1,071,630	5,865
Sepura Ltd.ÑÈ	1,461,613	1,945
SSL International PLC	462,036	3,994
Tullow Oil PLC	298,621	4,491
Vodafone Group	7,809,701	20,080
William Hill	16,381	85
		116,668
Total Common Stocks (Cost $748,249)		726,438
Preferred Stocks (3.3%)
Brazil (2.6%)
Companhia Vale do Rio Doce ADR	580,142	13,790
Ultrapar Participacoes	221,690	7,961
		21,751
Germany (0.7%)
Porsche AG	41,980	5,923
Total Preferred Stocks (Cost $9,693)		27,674
Short-Term Investments (11.2%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	47,734,447	47,734
Neuberger Berman Securities Lending Quality Fund, LLC‡	44,490,214	44,490
Total Short-Term Investments (Cost $92,224)		92,224
Total Investments##(102.8%) (Cost $850,166)		846,336
Liabilities, less cash, receivables and other assets [(2.8%)]		(23,425)
Total Net Assets (100.0%)		$822,911

See Notes to Schedule of Investments 83

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL FUND

Industry	Investments at Market Value† (000's omitted)	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$95,675	11.6%
Commercial Banks	59,195	7.2%
Insurance	36,344	4.4%
Media	35,249	4.3%
Machinery	34,426	4.2%
Chemicals	29,246	3.6%
Metals & Mining	28,133	3.4%
Auto Components	24,149	3.0%
Food Products	23,177	2.8%
Health Care Equipment & Supplies	22,496	2.7%
Computers & Peripherals	21,919	2.7%
Wireless Telecommunication Services	20,080	2.4%
Energy Equipment & Services	18,635	2.3%
Beverages	18,603	2.3%
Software	18,456	2.2%
Pharmaceuticals	17,229	2.1%
Food & Staples Retailing	16,960	2.1%
Electronic Equipment & Instruments	15,465	1.9%
Communications Equipment	15,096	1.8%
Commercial Services & Supplies	13,573	1.6%
Air Freight & Logistics	13,171	1.6%
Personal Products	12,773	1.6%
Diversified Telecommunication	12,243	1.5%
Semiconductors & Semiconductor Equipment	11,567	1.4%
Aerospace & Defense	11,530	1.4%
Health Products & Services	10,826	1.3%
Banks	10,704	1.3%
Automobiles	9,784	1.2%
Life Science Tools & Services	9,327	1.1%
Road & Rail	9,208	1.1%
Electrical Equipment	8,412	1.0%
Banking	8,223	1.0%
Health Care Equipment & Services	7,790	0.9%
Leisure Equipment & Products	7,359	0.9%
Business Services—General Business	6,780	0.8%
Industrial Conglomerates	6,453	0.8%
Construction Materials	6,192	0.8%
Construction & Engineering	6,070	0.7%
Machinery & Equipment	5,726	0.7%
Food, Beverage & Tobacco	3,978	0.5%
Telecommunication	3,789	0.5%
Hotels, Restaurants & Leisure	3,542	0.4%
Diversified Financial Services	2,682	0.3%
Packing & Containers	1,634	0.2%
Household & Personal Products	243	0.0%
Other Assets—Net	68,799	8.4%
	$822,911	100.0%

See Notes to Schedule of Investments 84

Schedule of Investments International Institutional Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.6%
2	Vallourec SA	France	Machinery	1.9%
3	Informa PLC	United Kingdom	Media	1.8%
4	Wincor Nixdorf AG	Germany	Computers & Peripherals	1.8%
5	Nihon Kohden Corp.	Japan	Health Care Equipment & Supplies	1.7%
6	Canadian Natural Resources	Canada	Oil, Gas & Consumable Fuels	1.7%
7	Companhia Vale do Rio Doce ADR	Brazil	Metals & Mining	1.7%
8	TNT NV	Netherlands	Air Freight & Logistics	1.7%
9	MacDonald Dettwiler	Canada	Software	1.5%
10	Wacker Chemie AG	Germany	Chemicals	1.5%

	Number of Shares	Market Value† (000's)
Common Stocks (90.3%)
Argentina (0.9%)
Tenaris SA ADR	65,698	$3,593
Australia (2.2%)
Paladin Energy Ltd.*È	1,214,650	6,081
Woodside Petroleum	54,684	2,960
		9,041
Austria (0.0%)
Zumtobel AG	2,202	35
Belgium (3.7%)
Colruyt SA	16,690	4,559
Euronav SA	85,496	3,624
Fortis VVPR Strip*	77,074	1
InBev NV	83,907	5,836
Option NV*È	259,768	1,284
		15,304
Brazil (2.1%)
Amil Participacoes SA	125,400	954
Natura Cosmeticos SA	286,156	3,332
Petroleo Brasileiro ADR	85,055	4,486
		8,772
Canada (7.0%)
Addax Petroleum	54,456	2,081
Canadian Natural Resources	83,053	7,090
First Calgary Petroleums Ltd.*	391,475	929
MacDonald Dettwiler*	226,504	6,368
Potash Corp. of Saskatchewan Inc.	11,000	1,910
Stantec, Inc.*	60,510	1,749
Suncor Energy	86,954	4,979
Talisman Energy	197,890	3,498
		28,604

	Number of Shares	Market Value† (000's)
Chile (0.4%)
Sociedad Quimica y Minera de Chile SA ADR , B Shares	38,000	$1,456
Cyprus (0.2%)
Prosafe Production Public Ltd.*È	173,815	801
Finland (1.1%)
Nokia Oyj	181,705	4,553
France (8.8%)
BNP Paribas	24,104	2,174
Euler Hermes SAÈ	39,120	3,140
Ipsen SAÈ	62,015	3,366
Ipsos	141,920	4,782
Pernod Ricard SA	41,030	3,852
Publicis Groupe SA	63,520	2,137
Teleperformance	108,495	3,887
Total SA ADR	68,045	4,891
Vallourec SA	28,258	7,912
		36,141
Germany (10.3%)
C.A.T. Oil AG*	258,360	2,479
Continental AGÈ	17,749	1,928
GEA Group AG	94,480	2,980
Gerresheimer AG	96,140	4,853
Hypo Real Estate Holding AGÈ	140,993	3,450
Leoni AG	115,280	5,135
Pfeiffer Vacuum Technology AGÈ	39,645	3,547
Tognum AG	191,470	4,199
Wacker Chemie AG	34,151	6,300
Wincor Nixdorf AG	99,800	7,365
		42,236
Greece (1.3%)
Intralot SA	93,668	1,184
Piraeus Bank SA	152,154	4,130
		5,314

	Number of Shares	Market Value† (000's)
Hong Kong (2.2%)
China Mobile Ltd. ADR	34,200	$1,940
HengAn International Group Co. Ltd.È	1,028,000	3,451
TPV Technology Ltd.	7,138,375	3,475
		8,866
Ireland (2.5%)
Allied Irish Banks	160,372	2,040
CRH PLC	124,752	3,285
DCC PLC	136,145	3,288
Dragon Oil PLCÑ*	306,530	1,760
		10,373
Italy (1.9%)
Milano Assicurazioni	941,815	4,808
UBI Banca	129,815	2,910
		7,718
Japan (12.7%)
Alfresa Holdings Corp.	34,900	2,287
East Japan Railway Co.	460	3,678
EXEDY Corp.	79,300	1,811
FANUC Ltd.	39,100	2,953
Hogy Medical Co.	48,000	2,320
IBIDEN Co., Ltd.	54,800	1,637
Maruichi Steel Tube	53,900	1,620
NIFCO Inc.	158,600	3,461
Nihon Kohden Corp.	322,900	7,106
Nintendo Co., Ltd. ADR	50,075	3,035
NITTO DENKO Corp.	65,600	1,989
OLYMPUS Corp.	102,000	3,346
Sankyo Co.	78,800	3,751
Shinko Electric Industries Co., Ltd.	106,700	1,504

See Notes to Schedule of Investments 85

	Number of Shares	Market Value† (000's)
Shiseido Co. Ltd.	5,300	$125
Sumitomo Metal Industries	1,257,000	5,625
Takeda Pharmaceutical Co. Ltd.	64,200	3,380
Takuma Co.È	15,000	46
Toyota Motor ADR	22,800	2,043
Unicharm Petcare Corp.	20,900	672
		52,389
Korea (1.4%)
Daegu Bank	225,650	2,518
Hyundai Mobis	41,044	3,430
		5,948
Netherlands (7.5%)
Aalberts Industries NV	219,127	3,385
ASML Holding NV	190,918	4,518
Fugro NV	45,705	3,538
Heineken NVÈ	44,125	2,074
Nutreco Holding NV	31,570	1,951
Sligro Food Group NV	120,600	4,175
TNT NV	183,660	6,871
Unilever NV	116,785	3,229
Wavin NVÈ	157,976	1,286
		31,027
Norway (2.3%)
DnB NOR ASA	513,275	5,973
Prosafe ASA	381,300	3,445
		9,418
Spain (2.5%)
Banco Santander SA	245,320	4,189
Telefonica SA ADR	251,420	6,237
		10,426
Sweden (1.8%)
Getinge AB, B Shares	174,000	3,979
Swedbank AB, A Shares	195,085	3,440
		7,419
Switzerland (2.7%)
Barry Callebaut AG	3,100	2,038
Nestle SA	93,445	4,124
Swiss Re	81,817	5,049
		11,211

	Number of Shares	Market Value† (000's)
United Kingdom (14.8%)
Amlin PLC	891,202	$4,723
Barclays PLC	610,763	3,930
Chemring Group PLC	138,128	5,857
Experian Group Ltd.	531,778	4,016
GlaxoSmithKline PLC	86,795	2,051
Halma PLC	522,359	1,923
Informa PLC	953,100	7,397
Laird Group PLC	624,230	4,330
Lloyds TSB Group PLC	1,013,827	5,613
Northgate PLC	161,520	1,017
Raymarine PLC	418,262	945
RPS Group	555,083	3,038
Sepura Ltd.Ñ	716,711	954
SSL International PLC	240,701	2,081
Tullow Oil PLC	152,144	2,288
Vodafone Group	4,157,568	10,690
		60,853
Total Common Stocks (Cost $403,179 )		371,498
Preferred Stocks (3.4%)
Brazil (2.7%)
Companhia Vale do Rio Doce ADR	295,550	7,025
Ultrapar Participacoes ADRÈ	113,790	4,041
		11,066
Germany (0.7%)
Porsche AG	21,385	3,017
Total Preferred Stocks (Cost $6,748)		14,083
Short-Term Investments (11.6%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	22,533,581	22,534
Neuberger Berman Securities Lending Quality Fund, LLC‡	25,033,565	25,034
Total Short-Term Investments (Cost $47,568)		47,568
Total Investments##(105.3%) (Cost $457,495)		433,149
Liabilities, less cash, receivables and other assets [(5.3%)]		(21,654)
Total Net Assets (100.0%)		$411,495

See Notes to Schedule of Investments 86

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL INSTITUTIONAL FUND

Industry	Investments at Market Value† (000's omitted)	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$48,708	11.8%
Commercial Banks	36,927	9.0%
Machinery	20,823	5.1%
Insurance	18,674	4.5%
Media	18,203	4.4%
Metals & Mining	14,270	3.5%
Chemicals	13,127	3.2%
Wireless Telecommunication Services	12,630	3.1%
Auto Components	12,304	3.0%
Food Products	12,014	2.9%
Computers & Peripherals	10,840	2.6%
Beverages	9,688	2.4%
Energy Equipment & Services	9,517	2.3%
Health Care Equipment & Supplies	9,426	2.3%
Health Care Equipment & Services	9,406	2.3%
Software	9,403	2.3%
Pharmaceuticals	8,797	2.1%
Food & Staples Retailing	8,734	2.1%
Electronic Equipment & Instruments	7,890	1.9%
Communications Equipment	7,736	1.9%
Commercial Services & Supplies	7,054	1.7%
Air Freight & Logistics	6,871	1.7%
Personal Products	6,783	1.7%
Diversified Telecommunication	6,237	1.5%
Semiconductors & Semiconductor Equipment	6,022	1.5%
Aerospace & Defense	5,857	1.4%
Automobiles	5,060	1.2%
Life Science Tools & Services	4,853	1.2%
Road & Rail	4,695	1.1%
Electrical Equipment	4,234	1.0%
Leisure Equipment & Products	3,751	0.9%
Business Services—General Business	3,538	0.9%
Banks	3,440	0.8%
Industrial Conglomerates	3,288	0.8%
Construction Materials	3,285	0.8%
Construction & Engineering	3,035	0.7%
Health Products & Services	2,287	0.6%
Food, Beverage & Tobacco	2,074	0.5%
Materials	1,989	0.5%
Hotels, Restaurants & Leisure	1,184	0.3%
Food Marketing	801	0.2%
Household & Personal Products	125	0.0%
Diversified Financial Services	1	0.0%
Other Assets—Net	25,914	6.3%
	$411,495	100.0%

See Notes to Schedule of Investments 87

Schedule of Investments International Large Cap Fund

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	3.1%
2	Vallourec SA	France	Machinery	2.8%
3	Companhia Vale do Rio Doce ADR	Brazil	Metals & Mining	2.5%
4	Wincor Nixdorf AG	Germany	Computers & Peripherals	2.2%
5	Canadian Natural Resources	Canada	Oil, Gas & Consumable Fuels	2.2%
6	InBev NV	Belgium	Brewers	2.1%
7	Informa PLC	United Kingdom	Media	2.1%
8	Wacker Chemie AG	Germany	Chemicals	2.1%
9	DnB NOR ASA	Norway	Commercial Banks	2.1%
10	Novartis AG	Switzerland	Pharmaceuticals	2.0%

	Number of Shares	Market Value† (000's)
Common Stocks (91.3%)
Argentina (1.3%)
Tenaris SA ADR	40,785	$2,230
Australia (2.7%)
Australia & New Zealand Banking GroupÈ	42,246	603
Paladin Energy Ltd.*	472,510	2,365
Woodside Petroleum	28,446	1,540
		4,508
Belgium (3.7%)
Colruyt SA	9,850	2,691
Fortis VVPR Strip*	23,964	0
InBev NV	51,966	3,614
		6,305
Brazil (3.0%)
Amil Participacoes SA	77,400	589
Natura Cosmeticos SA	188,360	2,193
Petroleo Brasileiro ADR	42,085	2,220
		5,002
Canada (7.6%)
Addax Petroleum	30,220	1,155
Bank of Nova Scotia	27,744	1,282
Cameco Corp.	40,965	1,232
Canadian Natural Resources	42,665	3,642
Potash Corp. of Saskatchewan Inc.	6,800	1,180
Suncor Energy	44,974	2,575
Talisman Energy	100,520	1,774
		12,840
Chile (0.5%)
Sociedad Quimica y Minera de Chile SA ADR , B Shares	23,400	897

	Number of Shares	Market Value† (000's)
Cyprus (0.2%)
Prosafe Production Public Ltd.*	73,200	$337
Finland (1.4%)
Nokia Oyj	93,245	2,336
France (9.3%)
BNP Paribas	15,431	1,392
Euler Hermes SAÈ	21,830	1,752
Ipsen SA	17,350	942
Pernod Ricard SA	23,145	2,173
Publicis Groupe SA	52,237	1,757
Total SA ADR	40,255	2,896
Vallourec SA	17,052	4,774
		15,686
Germany (8.1%)
Continental AGÈ	9,544	1,037
GEA Group AG	52,120	1,644
Hypo Real Estate Holding AGÈ	66,640	1,631
Tognum AG	98,840	2,168
Wacker Chemie AG	18,781	3,464
Wincor Nixdorf AG	49,530	3,655
		13,599
Greece (1.3%)
Piraeus Bank SA	78,402	2,128
Hong Kong (1.9%)
China Mobile Ltd. ADR	21,100	1,197
HengAn International Group Co. Ltd.È	574,255	1,928
		3,125
Ireland (1.7%)
Allied Irish Banks	89,893	1,143
CRH PLC	67,921	1,789
		2,932
Italy (3.3%)
Lottomatica SPA	49,185	1,518
Milano Assicurazioni	470,275	2,401
UBI Banca	71,005	1,592
		5,511

	Number of Shares	Market Value† (000's)
Japan (11.8%)
Alfresa Holdings Corp.	21,500	$1,409
East Japan Railway Co.	314	2,510
FANUC Ltd.	21,400	1,616
IBIDEN Co., Ltd.	32,975	985
Maruichi Steel Tube	31,700	952
Nintendo Co. Ltd.	3,200	1,523
NITTO DENKO Corp.	42,300	1,283
OLYMPUS Corp.	55,000	1,804
Sankyo Co.	42,120	2,005
Shiseido Co. Ltd.	3,200	76
Sumitomo Metal Industries	623,000	2,788
Takeda Pharmaceutical Co. Ltd.	31,000	1,632
Toyota Motor ADR	13,700	1,227
		19,810
Korea (2.0%)
Daegu Bank	130,960	1,461
Hyundai Mobis	22,685	1,896
		3,357
Netherlands (6.2%)
ASML Holding NV	98,175	2,323
Fugro NV	23,055	1,785
Heineken NVÈ	27,210	1,279
TNT NV	88,010	3,292
Unilever NV	64,300	1,778
		10,457
Norway (2.6%)
DnB NOR ASA	297,150	3,458
Prosafe ASA	100,940	912
		4,370
Spain (2.7%)
Banco Santander SA	99,375	1,697
Telefonica SA ADR	118,282	2,934
		4,631

See Notes to Schedule of Investments 88

	Number of Shares	Market Value† (000's)
Sweden (1.9%)
Getinge AB, B Shares	71,800	$1,642
Swedbank AB, A Shares	88,115	1,554
		3,196
Switzerland (5.2%)
Logitech International SA*	36,543	979
Nestle SA	48,175	2,126
Novartis AG	59,554	3,329
Swiss Re	38,339	2,366
		8,800
United Kingdom (12.9%)
Amlin PLC	433,972	2,300
Barclays PLC	305,786	1,968
Experian Group Ltd.	253,453	1,914
GlaxoSmithKline PLC	95,470	2,256
Informa PLC	449,193	3,486
Lloyds TSB Group PLC	495,980	2,746
Tesco PLC	116,133	808
Tullow Oil PLC	62,574	941
Vodafone Group	2,028,079	5,214
		21,633
Total Common Stocks (Cost $169,494)		153,690
Preferred Stocks (3.5%)
Brazil (2.5%)
Companhia Vale do Rio Doce ADR	179,860	4,275
Germany (1.0%)
Porsche AG	11,890	1,678
Total Preferred Stocks (Cost $6,146)		5,953
Short-Term Investments (9.9%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	7,184,775	7,185
Neuberger Berman Securities Lending Quality Fund, LLC‡	9,389,597	9,390
Total Short-Term Investments (Cost $16,575)		16,575
Total Investments##(104.7%) (Cost $192,215)		176,218
Liabilities, less cash, receivables and other assets [(4.7%)]		(7,976)
Total Net Assets (100.0%)		$168,242

See Notes to Schedule of Investments 89

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND

Industry	Investments at Market Value† (000's omitted)	Percentage of Net Assets
Commercial Banks	$21,101	12.5%
Oil, Gas & Consumable Fuels	19,108	11.4%
Insurance	9,408	5.6%
Pharmaceuticals	8,159	4.8%
Machinery	8,034	4.8%
Metals & Mining	8,015	4.8%
Chemicals	6,824	4.0%
Wireless Telecommunication Services	6,411	3.8%
Media	5,243	3.1%
Computers & Peripherals	4,634	2.8%
Personal Products	4,121	2.4%
Food Products	3,904	2.3%
Brewers	3,614	2.1%
Food & Staples Retailing	3,499	2.1%
Beverages	3,452	2.1%
Air Freight & Logistics	3,292	2.0%
Energy Equipment & Services	3,142	1.9%
Diversified Telecommunication	2,934	1.7%
Auto Components	2,933	1.7%
Automobiles	2,905	1.7%
Road & Rail	2,510	1.5%
Communications Equipment	2,336	1.4%
Semiconductors & Semiconductor Equipment	2,323	1.4%
Electrical Equipment	2,168	1.3%
Leisure Equipment & Products	2,005	1.2%
Commercial Services & Supplies	1,914	1.1%
Health Care Equipment & Supplies	1,804	1.1%
Construction Materials	1,789	1.1%
Business Services—General Business	1,785	1.1%
Health Care Equipment & Services	1,642	1.0%
Diversified Banks	1,554	0.9%
Software	1,523	0.9%
Hotels, Restaurants & Leisure	1,518	0.9%
Health Products & Services	1,409	0.8%
Coal & Consumable Fuels	1,232	0.7%
Electronic Equipment & Instruments	985	0.6%
Financial Technology	337	0.2%
Household & Personal Products	76	0.0%
Other Assets—Net	8,599	5.2%
	$168,242	100.0%

See Notes to Schedule of Investments 90

Schedule of Investments Large Cap Disciplined Growth Fund

TOP TEN EQUITY HOLDINGS

1	Apple, Inc.	2.8%
2	Wal-Mart Stores	2.7%
3	Abbott Laboratories	2.6%
4	Microsoft Corp.	2.4%
5	PepsiCo, Inc.	2.3%
6	IBM	2.3%
7	Schlumberger Ltd.	2.2%
8	Coca-Cola	2.2%
9	Genentech, Inc.	2.2%
10	Lockheed Martin	2.1%

	Number of Shares	Market Value† (000's)
Common Stocks (93.3%)
Aerospace & Defense (4.1%)
Lockheed Martin	3,437	$400
Precision Castparts	1,787	184
Raytheon Co.	3,095	186
		770
Beverages (5.3%)
Coca-Cola	7,922	412
Fomento Economico Mexicano ADR	3,054	136
PepsiCo, Inc.	6,404	438
		986
Biotechnology (5.5%)
Genentech, Inc.*	4,075	403
Genzyme Corp.*	3,504	274
Gilead Sciences*	6,780	357
		1,034
Capital Markets (3.2%)
Franklin Resources	1,780	186
Northern Trust	2,772	223
T. Rowe Price Group	3,226	191
		600
Chemicals (1.4%)
Monsanto Co.	2,201	251
Communications Equipment (5.2%)
Cisco Systems*	9,607	231
Nokia Corp. ADR	7,739	195
QUALCOMM Inc.	5,653	297
Research In Motion*	2,121	258
		981
Computers & Peripherals (7.0%)
Apple, Inc.*	3,065	520
Hewlett-Packard	7,767	364
IBM	3,464	422
		1,306
Electric Utilities (3.1%)
Exelon Corp.	3,642	277
FirstEnergy Corp.	1,884	137
FPL Group	2,886	173
		587

	Number of Shares	Market Value† (000's)
Electrical Equipment (1.1%)
ABB Ltd.	8,149	$200
Energy Equipment & Services (3.5%)
Schlumberger Ltd.	4,429	417
Transocean Inc.*	1,825	232
		649
Food & Staples Retailing (6.4%)
Costco Wholesale	3,434	230
CVS Corp.	7,761	284
Kroger Co.	6,185	171
Wal-Mart Stores	8,709	515
		1,200
Food Products (1.0%)
ConAgra, Inc.	9,082	193
Health Care Equipment & Supplies (6.3%)
Baxter International	4,426	300
Becton, Dickinson & Co.	4,007	350
Covidien Ltd.	5,744	311
Medtronic, Inc.	4,052	221
		1,182
Hotels, Restaurants & Leisure (1.4%)
McDonald's Corp.	4,341	269
Household Products (3.3%)
Colgate-Palmolive	3,627	276
Procter & Gamble	4,795	334
		610
Insurance (1.1%)
Marsh & McLennan	6,376	204
Internet Software & Services (1.9%)
Google Inc. Class A*	760	352
IT Services (1.0%)
Western Union	6,508	180
Machinery (4.7%)
Cummins Inc.	2,521	164
Danaher Corp.	3,504	286
Deere & Co.	4,058	286
Eaton Corp.	2,002	147
		883

	Number of Shares	Market Value† (000's)
Media (0.7%)
Omnicom Group	2,993	$127
Multiline Retail (1.1%)
Kohl's Corp.*	4,274	210
Oil, Gas & Consumable Fuels (4.9%)
Canadian Natural Resources	3,483	296
Occidental Petroleum	1,746	139
Petroleo Brasileiro ADR	4,424	233
Range Resources	2,838	132
XTO Energy	2,346	118
		918
Pharmaceuticals (4.3%)
Abbott Laboratories	8,504	489
Johnson & Johnson	4,545	320
		809
Semiconductors & Semiconductor Equipment (2.8%)
Applied Materials	9,331	167
Intel Corp.	15,464	354
		521
Software (7.8%)
Adobe Systems*	5,462	234
Amdocs Ltd.*	7,406	224
Electronic Arts*	3,616	176
Microsoft Corp.	16,622	454
Oracle Corp.*	17,354	380
		1,468
Specialty Retail (1.6%)
Staples, Inc.	12,202	295
Textiles, Apparel & Luxury Goods (1.5%)
Nike, Inc.	4,693	285
Tobacco (1.2%)
Philip Morris International	4,169	224
Wireless Telecommunication Services (0.9%)
American Tower*	4,271	177
Total Common Stocks (Cost $17,663)		17,471

See Notes to Schedule of Investments 91

	Number of Shares	Market Value† (000's)
Short-Term Investments (8.3%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $1,559)	1,558,840	$1,559
Total Investments##(101.6%) (Cost $19,222)		19,030
Liabilities, less cash, receivables and other assets [(1.6%)]		(301)
Total Net Assets (100.0%)		$18,729

See Notes to Schedule of Investments 92

Schedule of Investments Mid Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	Activision Blizzard	2.0%
2	SBA Communications	1.8%
3	Airgas, Inc.	1.6%
4	iShares S&P Midcap 400 Growth Index Fund	1.5%
5	Denbury Resources	1.5%
6	Strayer Education	1.4%
7	Urban Outfitters	1.4%
8	Cognizant Technology Solutions	1.4%
9	DeVry, Inc.	1.4%
10	iShares Russell Midcap Growth Index Fund	1.4%

	Number of Shares	Market Value† (000's)
Common Stocks (93.6%)
Aerospace & Defense (2.0%)
CAE, Inc.	410,000	$4,297
Precision Castparts	47,500	4,905
		9,202
Air Freight & Logistics (1.5%)
C.H. Robinson Worldwide	80,000	4,169
Expeditors International	75,000	2,707
		6,876
Beverages (0.7%)
Central European Distribution*	53,500	3,086
Biotechnology (3.6%)
BioMarin Pharmaceutical*	50,000	1,507
ImClone Systems*	50,000	3,220
Myriad Genetics*	80,000	5,456
United Therapeutics*	47,500	5,041
Vertex Pharmaceuticals*	52,500	1,410
		16,634
Capital Markets (4.0%)
Affiliated Managers Group*È	50,000	4,761
Cablevision Systems	71,500	2,307
Lazard Ltd.	150,000	6,359
Northern Trust	62,500	5,024
		18,451
Chemicals (2.8%)
Airgas, Inc.	125,500	7,435
Ecolab Inc.	122,500	5,603
		13,038
Commercial Services & Supplies (7.1%)
Clean Harbors*	29,500	2,394
Copart, Inc.*	53,000	2,333
Corrections Corporation of America*	185,000	4,921
CoStar Group*È	70,000	3,697
Covanta Holding*	135,000	3,756
FTI Consulting*	57,500	4,220

	Number of Shares	Market Value† (000's)
Iron Mountain*	195,000	$5,637
Stericycle, Inc.*	100,000	5,930
		32,888
Communications Equipment (2.0%)
Harris Corp.	97,500	5,105
Juniper Networks*	165,000	4,241
		9,346
Construction & Engineering (1.6%)
Fluor Corp.	70,000	5,609
Jacobs Engineering Group*	25,000	1,846
		7,455
Distributors (0.8%)
LKQ Corp.*	205,000	3,840
Diversified Consumer Services (2.8%)
DeVry, Inc.	125,000	6,447
Strayer Education	31,500	6,610
		13,057
Diversified Financial Services (0.8%)
IntercontinentalExchange Inc.*	42,500	3,741
Electrical Equipment (1.2%)
AMETEK, Inc.	115,000	5,582
Electronic Equipment & Instruments (4.2%)
Dolby Laboratories*	137,500	5,596
FLIR Systems*È	117,500	4,195
Itron, Inc.*È	36,500	3,781
Mettler-Toledo International*È	15,500	1,631
Trimble Navigation*	130,000	4,400
		19,603
Energy Equipment & Services (6.2%)
CARBO CeramicsÈ	62,000	3,726
Core Laboratories N.V.	26,500	3,290
IHS Inc.*	78,000	5,004
ION Geophysical*	140,000	2,257
Nabors Industries*È	102,500	3,649
National Oilwell Varco*	75,000	5,530
Smith InternationalÈ	72,500	5,053
		28,509

	Number of Shares	Market Value† (000's)
Food & Staples Retailing (1.8%)
BJ's Wholesale Club*	61,500	$2,339
Shoppers Drug Mart	117,000	6,104
		8,443
Food Products (1.2%)
Ralcorp Holdings*È	60,000	3,684
Viterra, Inc.*	75,000	865
Viterra, Inc.ñ	100,000	1,153
		5,702
Health Care Equipment & Supplies (6.0%)
C.R. Bard	60,000	5,607
Gen-Probe*	70,000	4,182
IDEXX Laboratories*	59,000	3,322
Intuitive Surgical*	20,500	6,053
Masimo Corp.*	72,500	2,898
Wright Medical Group*	185,000	5,696
		27,758
Health Care Providers & Services (2.5%)
Express Scripts*	70,000	5,139
Psychiatric Solutions*È	65,000	2,454
VCA Antech*	128,500	3,950
		11,543
Hotels, Restaurants & Leisure (2.1%)
Penn National Gaming*	40,300	1,363
Scientific Games Class A*È	84,900	2,556
WMS Industries*	175,000	5,880
		9,799
Internet & Catalog Retail (0.3%)
Priceline.com Inc.*È	15,000	1,395
Internet Software & Services (2.0%)
Ariba, Inc.*	150,000	2,210
Equinix Inc.*È	38,500	3,099
VistaPrint Ltd.*È	120,000	3,989
		9,298

See Notes to Schedule of Investments 93

	Number of Shares	Market Value† (000's)
IT Services (4.8%)
Alliance Data Systems*	87,500	$5,621
Cognizant Technology Solutions*È	220,000	6,451
MasterCard, Inc. Class A	22,500	5,457
Visa Inc.	60,000	4,554
		22,083
Life Science Tools & Services (1.6%)
Charles River Laboratories International*	67,500	4,429
Illumina, Inc.*	33,500	2,885
		7,314
Machinery (2.4%)
AGCO Corp.*	40,000	2,465
Cummins Inc.È	47,500	3,095
Danaher Corp.	65,000	5,302
		10,862
Media (0.4%)
Scripps Networks Interactive	45,000	1,869
Multiline Retail (0.5%)
Kohl's Corp.*	47,500	2,336
Mutual Funds (2.9%)
iShares Russell Midcap Growth Index Fund	125,000	6,410
iShares S&P Midcap 400 Growth Index Fund	80,000	6,927
		13,337
Oil, Gas & Consumable Fuels (5.4%)
Concho Resources*	145,000	4,737
Continental Resources*È	52,500	2,634
Denbury Resources*	270,000	6,720
Range Resources	70,000	3,249
Southwestern Energy*	83,500	3,204
XTO Energy	82,500	4,159
		24,703
Pharmaceuticals (1.1%)
Perrigo Co.	147,500	5,161
Road & Rail (0.6%)
J.B. Hunt Transport Services	80,000	2,916
Semiconductors & Semiconductor Equipment (2.0%)
Cavium Networks*È	82,500	1,410
Microchip Technology	98,000	3,137
Microsemi Corp.*È	170,000	4,675
		9,222

	Number of Shares	Market Value† (000's)
Software (5.0%)
Activision Blizzard*	285,000	$9,354
ANSYS, Inc.*È	125,000	5,544
Autodesk, Inc.*	70,000	2,487
Blackboard Inc.*	64,000	2,557
Salesforce.com, Inc.*È	52,500	2,941
		22,883
Specialty Retail (4.2%)
GameStop Corp. Class A*	100,000	4,387
Guess?, Inc.	95,500	3,559
Ross Stores	125,000	5,026
Urban Outfitters*È	185,000	6,590
		19,562
Trading Companies & Distributors (1.1%)
Fastenal Co.È	97,500	5,063
Wireless Telecommunication Services (4.4%)
American Tower*	146,500	6,055
NII Holdings*	120,000	6,303
SBA Communications*	232,500	8,121
		20,479
Total Common Stocks (Cost $346,795)		433,036
Short-Term Investments (20.9%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	33,930,331	33,930
Neuberger Berman Securities Lending Quality Fund, LLC‡	62,574,628	62,575
Total Short-Term Investments (Cost $96,505)		96,505
Total Investments##(114.5%) (Cost $443,300)		529,541
Liabilities, less cash, receivables and other assets [(14.5%)]		(66,876)
Total Net Assets (100.0%)		$462,665

See Notes to Schedule of Investments 94

Schedule of Investments Partners Fund

TOP TEN EQUITY HOLDINGS

1	Freeport-McMoRan Copper & Gold	2.7%
2	Canadian Natural Resources	2.6%
3	Petroleo Brasileiro ADR	2.5%
4	Berkshire Hathaway Class B	2.5%
5	Terex Corp.	2.4%
6	Moody's Corp.	2.4%
7	Shire Limited ADR	2.2%
8	NBTY, Inc.	2.2%
9	National Oilwell Varco	2.2%
10	NVR, Inc.	2.1%

	Number of Shares	Market Value† (000's)
Common Stocks (98.1%)
Aerospace & Defense (1.7%)
L-3 Communications HoldingsÈ	655,300	$68,112
Beverages (3.2%)
Constellation Brands*È	3,294,100	69,538
Dr. Pepper Snapple Group*È	2,243,700	55,442
		124,980
Capital Markets (5.1%)
Goldman Sachs GroupÈ	428,100	70,195
Invesco Ltd.	3,078,700	78,907
Morgan Stanley	1,293,500	52,814
		201,916
Construction & Engineering (2.9%)
Chicago Bridge & Iron	2,327,500	74,526
KBR, Inc.	1,539,832	37,803
		112,329
Consumer Finance (1.8%)
American ExpressÈ	1,781,100	70,674
Diversified Financial Services (4.0%)
Citigroup Inc.	3,249,200	61,702
Moody's Corp.È	2,294,800	93,307
		155,009
Electric Utilities (2.0%)
FirstEnergy Corp.	1,078,200	78,320
Energy Equipment & Services (5.5%)
Halliburton Co.	1,638,600	72,000
National Oilwell Varco*	1,183,100	87,230
Noble Corp.	1,123,800	56,516
		215,746
Food Products (0.9%)
ConAgra, Inc.È	1,642,700	34,940
Health Care Providers & Services (3.2%)
Aetna Inc.È	1,555,600	67,109
WellPoint Inc.*	1,068,300	56,395
		123,504

	Number of Shares	Market Value† (000's)
Household Durables (2.1%)
NVR, Inc.*È	139,400	$83,324
Household Products (1.5%)
Energizer Holdings*	676,600	57,470
Independent Power Producers & Energy Traders (3.2%)
Constellation Energy Group	880,200	58,718
NRG Energy*	1,787,100	67,267
		125,985
Industrial Conglomerates (3.1%)
General Electric	1,101,500	30,952
McDermott International*	1,610,600	55,936
Walter Industries	366,450	34,373
		121,261
Insurance (4.4%)
Assurant, Inc.	1,302,900	76,129
Berkshire Hathaway Class B*	25,100	97,940
		174,069
IT Services (3.6%)
Affiliated Computer Services*	1,392,800	74,153
Fidelity National Information ServicesÈ	1,816,030	39,680
Lender Processing Services*È	860,815	28,665
		142,498
Machinery (2.4%)
Terex Corp.*	1,860,200	93,550
Marine (1.6%)
DryShips Inc.	874,900	64,253
Media (2.1%)
McGraw-Hill Cos.	1,895,600	81,208
Metals & Mining (9.0%)
Cleveland-CliffsÈ	251,600	25,467
Freeport-McMoRan Copper & Gold	1,188,200	106,130
Sterlite Industries (India) ADRÈ	2,090,200	29,723

	Number of Shares	Market Value† (000's)
Teck Cominco Class B	1,603,800	$66,493
United States Steel	531,500	70,727
Xstrata PLC	978,300	54,676
		353,216
Multiline Retail (3.3%)
J.C. PenneyÈ	1,629,200	63,490
Macy's Inc.È	3,091,600	64,367
		127,857
Oil, Gas & Consumable Fuels (17.4%)
Canadian Natural Resources	1,181,700	100,504
Denbury Resources*	2,252,960	56,076
EOG Resources	503,100	52,534
Exxon Mobil	224,900	17,994
Frontline Ltd.È	489,900	29,406
Peabody EnergyÈ	841,600	52,979
Petroleo Brasileiro ADRÈ	1,863,400	98,276
Ship Finance InternationalÈ	1,103,010	30,697
Southwestern Energy*È	1,819,500	69,814
Suncor Energy	1,326,300	75,387
Talisman Energy	2,339,940	41,159
XTO Energy	1,136,857	57,309
		682,135
Personal Products (2.2%)
NBTY, Inc.*	2,637,200	87,661
Pharmaceuticals (2.2%)
Shire Limited ADRÈ	1,654,300	87,810
Real Estate Investment Trusts (1.0%)
Annaly Capital Management	2,681,124	40,110
Semiconductors & Semiconductor Equipment (1.9%)
International Rectifier*	1,504,900	31,452
Texas Instruments	1,698,000	41,618
		73,070

See Notes to Schedule of Investments 95

	Number of Shares	Market Value† (000's)
Software (4.1%)
Check Point Software Technologies*	1,211,273	$29,664
Microsoft Corp.	1,912,700	52,197
Oracle Corp.*	2,168,200	47,549
Symantec Corp.*	1,365,668	30,468
		159,878
Specialty Retail (1.4%)
Best BuyÈ	1,255,775	56,221
Wireless Telecommunication Services (1.3%)
China Mobile ADRÈ	908,200	51,513
Total Common Stocks (Cost $3,248,351)		3,848,619
Short-Term Investments (9.9%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	39,861,472	39,861
Neuberger Berman Securities Lending Quality Fund, LLC‡	349,883,850	349,884
Total Short-Term Investments (Cost $389,745)		389,745
Total Investments##(108.0%) (Cost $3,638,096)		4,238,364
Liabilities, less cash, receivables and other assets [(8.0%)]		(314,098)
Total Net Assets (100.0%)		$3,924,266

See Notes to Schedule of Investments 96

Schedule of Investments Real Estate Fund

TOP TEN EQUITY HOLDINGS

1	Simon Property Group	8.4%
2	Vornado Realty Trust	7.1%
3	Kimco Realty	5.5%
4	Boston Properties	5.3%
5	Public Storage	4.1%
6	Host Hotels & Resorts	4.1%
7	Equity Residential	3.9%
8	Alexandria Real Estate Equities	3.6%
9	Federal Realty Investment Trust	3.6%
10	Washington Real Estate Investment Trust	3.2%

	Number of Shares	Market Value† (000's)
Common Stocks (97.9%)
Apartments (10.3%)
AvalonBay Communities	8,100	$810
Equity Residential	50,200	2,119
Essex Property Trust	8,900	1,045
Home Properties	8,500	448
Mid-America Apartment Communities	8,500	426
UDR, Inc.	32,700	810
		5,658
Community Centers (16.5%)
Acadia Realty Trust	23,000	546
Developers Diversified Realty	24,700	828
Federal Realty Investment TrustÈ	25,800	1,958
Kimco Realty	81,200	3,016
Regency Centers	27,600	1,710
Tanger Factory Outlet Centers	25,100	1,007
		9,065
Diversified (10.3%)
Vornado Realty Trust	39,300	3,909
Washington Real Estate Investment Trust	49,700	1,757
		5,666
Health Care (6.5%)
HCP, Inc.	46,100	1,670
Health Care REIT	10,100	524
Nationwide Health Properties	15,500	534
Ventas, Inc.	17,800	808
		3,536
Hotels, Restaurants & Leisure (2.8%)
DiamondRock Hospitality	79,400	731
Marriott International	28,200	796
		1,527

	Number of Shares	Market Value† (000's)
Industrial (3.1%)
AMB Property	9,900	$449
ProLogis	28,600	1,232
		1,681
Lodging (4.1%)
Host Hotels & Resorts	156,100	2,232
Office (17.9%)
Alexandria Real Estate EquitiesÈ	18,350	1,976
Boston Properties	28,500	2,920
Brookfield PropertiesÈ	61,000	1,263
Corporate Office Properties Trust	40,070	1,567
Douglas Emmett	40,500	959
Highwoods Properties	30,800	1,117
		9,802
Office—Industrial (3.2%)
Duke Realty	69,400	1,737
Regional Malls (12.4%)
Macerich Co.	17,800	1,099
Simon Property GroupÈ	48,600	4,611
Taubman Centers	22,900	1,112
		6,822
Self Storage (4.1%)
Public Storage	25,300	2,234
Specialty (6.7%)
Digital Realty Trust	31,700	1,454
Plum Creek Timber CompanyÈ	31,400	1,558
Rayonier Inc.	15,000	675
		3,687
Total Common Stocks (Cost $52,622)		53,647

	Number of Shares	Market Value† (000's)
Short-Term Investments (20.9%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	1,729,191	$1,729
Neuberger Berman Securities Lending Quality Fund, LLC‡	9,693,032	9,693
Total Short-Term Investments (Cost $11,422)		11,422
Total Investments##(118.8%) (Cost $64,044)		65,069
Liabilities, less cash, receivables and other assets [(18.8%)]		(10,292)
Total Net Assets (100.0%)		$54,777

See Notes to Schedule of Investments 97

Schedule of Investments Regency Fund

TOP TEN EQUITY HOLDINGS

1	Freeport-McMoRan Copper & Gold	2.7%
2	NBTY, Inc.	2.2%
3	Assurant, Inc.	2.1%
4	Whiting Petroleum	2.1%
5	Terex Corp.	2.0%
6	FirstEnergy Corp.	2.0%
7	Affiliated Computer Services	2.0%
8	Invesco Ltd.	2.0%
9	NVR, Inc.	2.0%
10	Anixter International	2.0%

	Number of Shares	Market Value† (000's)
Common Stocks (93.6%)
Aerospace & Defense (2.8%)
Embraer-Empresa Brasileira de Aeronautica ADRÈ	55,200	$1,874
L-3 Communications Holdings	17,100	1,777
		3,651
Auto Components (1.2%)
WABCO Holdings	35,700	1,564
Automobiles (0.6%)
Harley-Davidson	18,300	728
Beverages (2.3%)
Constellation Brands*	110,500	2,333
Dr. Pepper Snapple Group*	27,900	689
		3,022
Capital Markets (5.8%)
Invesco Ltd.	103,000	2,640
Jefferies GroupÈ	107,300	2,061
Legg Mason	20,700	922
Morgan Stanley	51,000	2,082
		7,705
Commercial Banks (2.0%)
KeyCorp	43,300	520
National CityÈ	189,300	954
Zions BancorpÈ	42,200	1,133
		2,607
Communications Equipment (0.9%)
Arris Group*	127,800	1,209
Construction & Engineering (1.7%)
Chicago Bridge & Iron	71,200	2,280
Diversified Financial Services (1.1%)
Moody's Corp.È	34,700	1,411
Electric Utilities (5.7%)
DPL Inc.	65,200	1,618
Entergy Corp.	11,400	1,179
FirstEnergy Corp.	37,100	2,695
PPL Corp.	47,000	2,057
		7,549

	Number of Shares	Market Value† (000's)
Electronic Equipment & Instruments (4.4%)
Anixter International*È	35,600	$2,628
Avnet, Inc.*	66,800	1,961
Ingram Micro*	67,400	1,274
		5,863
Energy Equipment & Services (4.4%)
National Oilwell Varco*	16,200	1,195
Noble Corp.	25,100	1,262
Oceaneering International*	21,600	1,348
Tidewater Inc.	32,600	1,978
		5,783
Food Products (2.1%)
ConAgra, Inc.	89,200	1,897
Smithfield Foods*È	42,000	845
		2,742
Health Care Equipment & Supplies (1.4%)
Covidien Ltd.	33,000	1,784
Health Care Providers & Services (3.9%)
Aetna Inc.	37,600	1,622
CIGNA Corp.	40,500	1,696
Coventry Health Care*	50,600	1,772
		5,090
Hotels, Restaurants & Leisure (1.8%)
Brinker International	52,600	995
Darden Restaurants	45,800	1,342
		2,337
Household Durables (3.2%)
NVR, Inc.*	4,400	2,630
Whirlpool Corp.	19,200	1,562
		4,192
Independent Power Producers & Energy Traders (4.1%)
Constellation Energy Group	28,700	1,914
Dynegy Inc.*	226,700	1,351
NRG Energy*	56,100	2,112
		5,377

	Number of Shares	Market Value† (000's)
Industrial Conglomerates (1.1%)
McDermott International*	42,300	$1,469
Insurance (3.6%)
Assurant, Inc.	46,700	2,729
StanCorp Financial Group	40,800	1,999
		4,728
IT Services (3.1%)
Affiliated Computer Services*	50,200	2,673
Lender Processing Services*	41,900	1,395
		4,068
Machinery (3.4%)
Eaton Corp.	24,500	1,793
Terex Corp.*	53,600	2,695
		4,488
Marine (1.5%)
Eagle Bulk Shipping	73,500	1,946
Media (1.7%)
McGraw-Hill Cos.	53,400	2,288
Metals & Mining (7.9%)
Cleveland-Cliffs	17,500	1,771
Freeport-McMoRan Copper & Gold	39,200	3,501
Sterlite Industries (India) ADR	69,400	987
Teck Cominco Class B	52,800	2,189
United States Steel	14,800	1,970
		10,418
Multiline Retail (3.1%)
J.C. Penney	56,200	2,190
Macy's, Inc.	94,400	1,965
		4,155
Oil, Gas & Consumable Fuels (10.3%)
Apache Corp.	11,500	1,315
Denbury Resources*	65,800	1,638
Noble Energy	17,100	1,227
Ship Finance InternationalÈ	36,749	1,023
Southwestern Energy*	49,300	1,892

See Notes to Schedule of Investments 98

	Number of Shares	Market Value† (000's)
Talisman Energy	136,880	$2,408
Whiting Petroleum*	28,100	2,704
XTO Energy	28,477	1,435
		13,642
Personal Products (2.2%)
NBTY, Inc.*	87,600	2,912
Pharmaceuticals (2.0%)
Shire Limited ADR	49,000	2,601
Real Estate Investment Trusts (2.9%)
Annaly Capital Management	122,700	1,836
Developers Diversified Realty	40,300	1,350
Vornado Realty Trust	7,100	706
		3,892
Semiconductors & Semiconductor Equipment (0.9%)
International Rectifier*	60,000	1,254
Software (0.5%)
Cadence Design Systems*	87,200	697
Total Common Stocks (Cost $118,904)		123,452
Short-Term Investments (17.7%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	12,548,922	12,549
Neuberger Berman Securities Lending Quality Fund, LLC‡	10,776,449	10,776
Total Short-Term Investments (Cost $23,325)		23,325
Total Investments##(111.3%) (Cost $142,229)		146,777
Liabilities, less cash, receivables and other assets [(11.3%)]		(14,877)
Total Net Assets (100.0%)		$131,900

See Notes to Schedule of Investments 99

Schedule of Investments Select Equities Fund

TOP TEN EQUITY HOLDINGS

1	Suncor Energy	5.0%
2	American Tower	4.9%
3	Procter & Gamble	4.2%
4	Enbridge Inc.	4.0%
5	Expeditors International	4.0%
6	BlackRock, Inc.	3.9%
7	Wal-Mart Stores	3.9%
8	Crown Castle International	3.9%
9	Exelon Corp.	3.9%
10	Brookfield Asset Management Class A	3.9%

	Number of Shares	Market Value† (000's)
Common Stocks (79.2%)
Air Freight & Logistics (6.4%)
C.H. Robinson Worldwide	3,766	$196
Expeditors International	8,752	316
		512
Capital Markets (4.0%)
BlackRock, Inc.	1,450	315
Chemicals (7.1%)
Ecolab Inc.	5,165	236
Monsanto Co.	1,464	168
Praxair, Inc.	1,793	161
		565
Electric Utilities (11.7%)
Entergy Corp.	3,003	310
Exelon Corp.	4,135	314
FPL Group	5,204	313
		937
Food & Staples Retailing (4.0%)
Wal-Mart Stores	5,329	315
Household Products (4.2%)
Procter & Gamble	4,827	337
IT Services (3.9%)
Western Union	11,361	314
Metals & Mining (3.5%)
Freeport-McMoRan Copper & Gold	3,091	276
Multi-Utilities (3.0%)
Sempra Energy	4,065	235
Oil, Gas & Consumable Fuels (11.8%)
Enbridge Inc.	7,532	316
Petroleo Brasileiro ADR	4,425	234
Suncor Energy	6,972	396
		946
Pharmaceuticals (2.9%)
Abbott Laboratories	4,076	234
Real Estate Management & Development (3.9%)
Brookfield Asset Management Class A	10,150	314

	Number of Shares	Market Value† (000's)
Tobacco (3.9%)
Philip Morris International	5,847	$314
Wireless Telecommunication Services (8.9%)
American Tower*	9,546	394
Crown Castle International*	8,412	315
		709
Total Common Stocks (Cost $6,445)		6,323
Short-Term Investments (28.7%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $2,296)	2,295,880	2,296
Total Investments##(107.9%) (Cost $8,741)		8,619
Liabilities, less cash, receivables and other assets [(7.9%)]		(634)
Total Net Assets (100.0%)		$7,985

See Notes to Schedule of Investments 100

Schedule of Investments Small and Mid Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	Activision Blizzard	3.2%
2	SBA Communications	2.6%
3	Wright Medical Group	2.6%
4	ICON PLC	2.5%
5	IHS Inc.	2.5%
6	Shoppers Drug Mart	2.4%
7	Urban Outfitters	2.3%
8	Illumina, Inc.	2.2%
9	Vocus, Inc.	2.2%
10	Myriad Genetics	2.2%

	Number of Shares	Market Value† (000's)
Common Stocks (93.2%)
Aerospace & Defense (5.3%)
Aerovironment Inc.*	4,300	$144
Axsys Technologies*	2,400	163
Precision Castparts	1,000	103
		410
Air Freight & Logistics (2.0%)
C.H. Robinson Worldwide	3,000	156
Beverages (1.7%)
Central European Distribution*	2,300	133
Biotechnology (3.2%)
Myriad Genetics*	2,500	171
United Therapeutics*	700	74
		245
Capital Markets (2.9%)
Lazard Ltd.	3,000	127
Waddell & Reed Financial	3,100	100
		227
Chemicals (4.8%)
Airgas, Inc.	2,000	119
Calgon Carbon*	6,000	128
Rockwood Holdings*	3,200	121
		368
Commercial Services & Supplies (8.1%)
Clean Harbors*	1,500	122
Cornell Companies*	5,900	160
Covanta Holding*	3,500	98
Iron Mountain*	3,500	101
Stericycle, Inc.*	2,500	148
		629
Diversified Consumer Services (2.8%)
Capella Education*	1,800	89
Strayer Education	600	126
		215
Diversified Financial Services (1.4%)
Intercontinental Exchange Inc.*	1,250	110

	Number of Shares	Market Value† (000's)
Electrical Equipment (1.6%)
AMETEK, Inc.	2,500	$121
Electronic Equipment & Instruments (3.2%)
Dolby Laboratories*	3,500	142
Trimble Navigation*	3,000	102
		244
Energy Equipment & Services (3.7%)
Core Laboratories N.V.	750	93
IHS Inc.*	3,000	193
		286
Food & Staples Retailing (2.4%)
Shoppers Drug Mart	3,500	183
Health Care Equipment & Supplies (8.1%)
C.R. Bard	1,500	140
Intuitive Surgical*	500	147
Natus Medical*	5,800	143
Wright Medical Group*	6,400	197
		627
Hotels, Restaurants & Leisure (1.1%)
WMS Industries*	2,650	89
Internet Software & Services (2.2%)
Vocus, Inc.*	4,800	171
IT Services (3.2%)
Alliance Data Systems*	2,000	129
Cognizant Technology Solutions*	4,000	117
		246
Life Science Tools & Services (6.4%)
Charles River Laboratories International*	2,000	131
ICON PLC*	4,800	196
Illumina, Inc.*	2,000	172
		499
Marine (1.4%)
Kirby Corp.*	2,400	110

	Number of Shares	Market Value† (000's)
Oil, Gas & Consumable Fuels (6.3%)
Arena Resources*	3,100	$138
Concho Resources*	3,700	121
Denbury Resources*	4,500	112
Southwestern Energy*	3,000	115
		486
Pharmaceuticals (1.8%)
Perrigo Co.	4,000	140
Semiconductors & Semiconductor Equipment (1.6%)
Microsemi Corp.*	4,500	124
Software (9.7%)
Activision Blizzard*	7,500	246
Advent Software*	1,400	65
ANSYS, Inc.*	3,800	168
Concur Technologies*	3,700	163
Nuance Communications*	6,700	106
		748
Specialty Retail (4.4%)
GameStop Corp. Class A*	3,700	162
Urban Outfitters*	5,000	178
		340
Trading Companies & Distributors (1.3%)
Fastenal Co.	2,000	104
Wireless Telecommunication Services (2.6%)
SBA Communications*	5,700	199
Total Common Stocks (Cost $6,535)		7,210
Short-Term Investments (7.1%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $545)	544,508	545
Total Investments##(100.3%) (Cost $7,080)		7,755
Liabilities, less cash, receivables and other assets [(0.3%)]		(22)
Total Net Assets (100.0%)		$7,733

See Notes to Schedule of Investments 101

Schedule of Investments Small Cap Growth Fund

TOP TEN EQUITY HOLDINGS

1	SBA Communications	3.3%
2	Wright Medical Group	2.8%
3	Concho Resources	2.4%
4	Arena Resources	2.3%
5	ANSYS, Inc.	1.8%
6	Vocus, Inc.	1.8%
7	Geo Group	1.8%
8	CoStar Group	1.8%
9	Concur Technologies	1.7%
10	Clean Harbors	1.7%

	Number of Shares	Market Value† (000's)
Common Stocks (92.1%)
Aerospace & Defense (4.9%)
Aerovironment Inc.*È	143,400	$4,798
Argon ST*	126,100	3,149
Axsys Technologies*	55,700	3,784
Orbital Sciences*	109,200	2,887
		14,618
Air Freight & Logistics (1.2%)
Hub Group Class A*	93,000	3,714
Airlines (1.5%)
Allegiant Travel*	148,800	4,614
Beverages (1.1%)
Central European Distribution*	55,700	3,213
Biotechnology (1.8%)
Martek Biosciences*È	75,800	2,533
United Therapeutics*	25,800	2,738
		5,271
Capital Markets (2.5%)
Riskmetrics Group*È	177,000	3,931
Waddell & Reed Financial	107,600	3,465
		7,396
Chemicals (2.9%)
Calgon Carbon*È	212,200	4,526
Rockwood Holdings*	112,700	4,266
		8,792
Commercial Services & Supplies (9.0%)
American Ecology	112,900	3,665
Clean Harbors*	61,800	5,015
Cornell Companies*È	155,600	4,221
CoStar Group*È	101,500	5,360
Geo Group*	243,700	5,393
Resources* Connection	138,400	3,347
		27,001

	Number of Shares	Market Value† (000's)
Diversified Consumer Services (5.2%)
Capella Education*	74,400	$3,698
DeVry, Inc.	52,900	2,729
ITT Educational Services*	54,600	4,854
Strayer Education	20,600	4,323
		15,604
Diversified Financial Services (1.3%)
MSCI Inc.*	126,300	3,770
Electronic Equipment & Instruments (2.3%)
FLIR Systems*È	81,500	2,910
Itron, Inc.*È	38,400	3,977
		6,887
Energy Equipment & Services (1.0%)
CARBO Ceramics	50,000	3,005
Food Products (1.2%)
Diamond FoodsÈ	139,500	3,511
Health Care Equipment & Supplies (14.2%)
Edwards Lifesciences*	60,200	3,564
Immucor Inc.*	155,300	5,002
Integra LifeSciences Holdings*È	71,800	3,482
Kensey Nash*	93,800	3,378
Masimo Corp.*È	103,200	4,125
Natus Medical*	199,800	4,915
NuVasive, Inc.*	53,500	2,550
STERIS Corp.È	82,600	3,037
Wright Medical Group*	272,900	8,403
Zoll Medical*	123,700	4,301
		42,757
Health Care Providers & Services (1.2%)
PharMerica Corp.*	157,000	3,716
Hotels, Restaurants & Leisure (4.0%)
Boyd GamingÈ	275,000	3,352
Penn National Gaming*È	139,000	4,701
WMS Industries*	113,950	3,829
		11,882

	Number of Shares	Market Value† (000's)
Internet Software & Services (6.6%)
Ariba, Inc.*	196,300	$2,892
Equinix Inc.*È	50,100	4,033
Sohu.com Inc.*	57,000	4,292
Switch and Data Facilities*È	214,600	3,107
Vocus, Inc.*	153,000	5,455
		19,779
Life Science Tools & Services (4.3%)
ICON PLC*	101,500	4,134
Illumina, Inc.*	52,100	4,487
Techne Corp.*	57,400	4,430
		13,051
Marine (1.1%)
Kirby Corp.*	73,800	3,379
Multiline Retail (1.6%)
Fred's Inc.È	352,200	4,938
Oil, Gas & Consumable Fuels (7.0%)
Arena Resources*È	156,900	7,009
Carrizo Oil & Gas*È	53,300	2,646
Comstock Resources*È	63,900	4,149
Concho Resources*	223,100	7,289
		21,093
Semiconductors & Semiconductor Equipment (1.7%)
Atheros Communications*	86,900	2,834
Microsemi Corp.*	86,700	2,384
		5,218
Software (8.1%)
Advent Software*	86,900	4,019
ANSYS, Inc.*	123,600	5,481
Blackboard Inc.*È	52,500	2,098
Concur Technologies*È	118,400	5,204
Nuance Communications*È	245,000	3,871
Solera Holdings*	115,400	3,558
		24,231
Specialty Retail (1.6%)
GameStop Corp. Class A*	106,800	4,685

See Notes to Schedule of Investments 102

	Number of Shares	Market Value† (000's)
Textiles, Apparel & Luxury Goods (1.5%)
Warnaco Group*È	86,200	$4,445
Wireless Telecommunication Services (3.3%)
SBA Communications*	281,900	9,847
Total Common Stocks (Cost $252,156)		276,417
Short-Term Investments (26.7%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	24,408,951	24,409
Neuberger Berman Securities Lending Quality Fund, LLC‡	55,736,558	55,737
Total Short-Term Investments (Cost $80,146)		80,146
Total Investments##(118.8%) (Cost $332,302)		356,563
Liabilities, less cash, receivables and other assets [(18.8%)]		(56,477)
Total Net Assets (100.0%)		$300,086

See Notes to Schedule of Investments 103

Schedule of Investments Socially Responsive Fund

TOP TEN EQUITY HOLDINGS

1	Anixter International	5.3%
2	Altera Corp.	4.7%
3	Comcast Corp. Class A Special	4.6%
4	Scripps Networks Interactive	4.6%
5	Danaher Corp.	4.5%
6	National Instruments	4.1%
7	Genzyme Corp.	3.7%
8	National Grid	3.6%
9	Liberty Global	3.5%
10	Willis Group Holdings	3.4%

	Number of Shares	Market Value† (000's)
Common Stocks (96.3%)
Auto Components (1.6%)
BorgWarner, Inc.	491,160	$20,309
Automobiles (1.7%)
Toyota Motor ADR	233,425	20,913
Biotechnology (4.0%)
Genzyme Corp.*	577,345	45,206
Medarex, Inc.*	607,950	4,487
		49,693
Capital Markets (6.5%)
Bank of New York Mellon	1,036,817	35,884
Charles Schwab	1,388,439	33,309
Merrill Lynch	377,905	10,714
		79,907
Commercial Services & Supplies (2.2%)
Manpower Inc.	561,610	26,991
Consumer Finance (2.9%)
American Express	894,220	35,483
Electronic Equipment & Instruments (9.4%)
Anixter International*	885,160	65,334
National Instruments	1,571,218	50,719
		116,053
Energy Equipment & Services (2.6%)
Smith International	469,615	32,732
Health Care Providers & Services (2.9%)
UnitedHealth Group	1,180,665	35,951
Industrial Conglomerates (2.7%)
3M Co.	474,040	33,941
Insurance (6.6%)
Progressive Corp.	2,157,640	39,851
Willis Group Holdings	1,225,880	42,195
		82,046
IT Services (1.0%)
Euronet Worldwide*	661,605	12,432

	Number of Shares	Market Value† (000's)
Life Science Tools & Services (1.0%)
Millipore Corp.*	161,200	$12,092
Machinery (4.5%)
Danaher Corp.	676,725	55,200
Media (15.6%)
Comcast Corp. Class A Special	2,718,325	57,466
Liberty Global Class A*	845,177	29,733
Liberty Global Class C*	415,176	13,792
Scripps Networks Interactive	1,378,315	57,255
Washington Post	58,425	34,851
		193,097
Multi-Utilities (4.4%)
National Grid	3,453,388	44,978
National Grid ADR	134,438	8,815
		53,793
Oil, Gas & Consumable Fuels (7.7%)
BG Group PLC	1,354,400	30,096
BP PLC ADR	191,115	11,014
Cimarex Energy	355,299	19,733
Newfield Exploration*	765,170	34,601
		95,444
Pharmaceuticals (1.5%)
Novo Nordisk A/S Class B	331,100	18,659
Real Estate Investment Trusts (4.3%)
General Growth Properties	744,800	19,312
Weingarten Realty Investors	1,025,135	33,881
		53,193
Road & Rail (2.8%)
Canadian National Railway	669,185	35,152
Semiconductors & Semiconductor Equipment (7.6%)
Altera Corp.	2,549,080	57,711
Texas Instruments	1,492,830	36,589
		94,300

	Number of Shares	Market Value† (000's)
Software (2.8%)
Intuit Inc.*	1,130,825	$34,004
Total Common Stocks (Cost $1,116,737)		1,191,385
	Principal Amount
Repurchase Agreements (3.2%)
Repurchase Agreement with Fixed Income Clearing Corp., 1.75%, due 9/2/08, dated 8/29/08, Maturity Value $38,976,577, Collateralized by $40,545,000, Freddie Mac, 2.76%, due 1/6/09 (Collateral Value $40,139,550)# (Cost $38,969)	$38,969,000	38,969
Certificates of Deposit (0.0%)
Carver Federal Savings, 2.25%, due 9/29/08	100,000	100
Self Help Credit Union, 2.80%, due 11/16/08	100,000	100
Shorebank Chicago, 2.25%, due 10/25/08	100,000	100
Shorebank Pacific, 1.91%, due 11/2/08	100,000	100
Total Certificates of Deposit# (Cost $400)		400
Total Investments##(99.5%) (Cost $1,156,106)		1,230,754
Cash, receivables and other assets, less liabilities (0.5%)		6,554
Total Net Assets (100.0%)		$1,237,308

See Notes to Schedule of Investments 104

Notes to Schedule of Investments

†  Investments in equity securities by each fund are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price o f the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, each fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the excha nge rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. F air value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At August 31, 2008, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Century Fund	$11,202	$875	$256	$619
Climate Change Fund	4,197	92	384	(292)
Equity Income Fund	31,259	689	435	254
Focus Fund	938,357	135,391	35,126	100,265
Genesis Fund	8,411,011	4,541,837	336,110	4,205,727
Global Real Estate Fund	8,016	113	658	(545)
Guardian Fund	1,234,523	239,465	45,591	193,874
International Fund	867,351	93,137	114,152	(21,015)
International Institutional Fund	463,764	32,173	62,788	(30,615)
International Large Cap Fund	196,801	3,708	24,291	(20,583)
Large Cap Disciplined Growth Fund	19,320	403	693	(290)

See Notes to Financial Statements 105

Notes to Schedule of Investments (cont'd)

(000's omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mid Cap Growth Fund	$443,944	$96,548	$10,951	$85,597
Partners Fund	3,638,536	830,179	230,351	599,828
Real Estate Fund	66,159	1,973	3,063	(1,090)
Regency Fund	142,504	14,570	10,297	4,273
Select Equities Fund	8,748	117	246	(129)
Small and Mid Cap Growth Fund	7,107	867	219	648
Small Cap Growth Fund	333,451	26,008	2,896	23,112
Socially Responsive Fund	1,163,277	126,727	59,250	67,477

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

^  Affiliated issuer (see Note F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management LLC and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management LLC and could be deemed an affiliate of the fund and is segregated in connection with obligations for security lending (see Notes A & F of Notes to Financial Statements).

‡‡  For Neuberger Berman Equity Income Fund, the following securities were held in escrow at August 31, 2008, to cover the below listed outstanding call options written:

Shares	Securities and Options	Market Value of Options
1,200	Dominion Resources October 2008 @ 50	$0
3,100	Norfolk Southern September 2008 @ 80	1,000
1,300	ONEOK, Inc. October 2008 @ 55	0
	Total	$1,000

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At August 31, 2008, these securities amounted to $750,000 or 2.5% of net assets for Equity Income Fund and $1,153,000 or 0.2% of net assets for Mid Cap Growth Fund.

Ñ  These securities have been deemed by the investment manager to be illiquid. At August 31, 2008, these securities amounted to $5,400,000 or 0.7% of net assets for International Fund and $2,714,000 or 0.7% of net assets for International Institutional Fund.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2008.

ØØ  All or a portion of this security is segregated in connection with obligations for security lending.

See Notes to Financial Statements 106

Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	CENTURY FUND	CLIMATE CHANGE FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$11,507	$3,613	$26,133	$832,192	$4,693,495
Affiliated issuers	314	292	5,380	206,430	7,923,243
	11,821	3,905	31,513	1,038,622	12,616,738
Cash	—	—	93	—	12
Foreign currency	—	—	1	—	—
Dividends and interest receivable	17	7	80	836	7,546
Receivable for securities sold	69	126	—	4,157	14,072
Receivable for Fund shares sold	8	97	1,405	53	20,240
Receivable from administrator—net (Note B)	8	52	75	—	—
Receivable for securities lending income (Note A)	—	—	—	402	—
Prepaid expenses and other assets	—	—	—	30	197
Total Assets	11,923	4,187	33,167	1,044,100	12,658,805
Liabilities
Options contracts written, at market value (Note A)	—	—	1	—	—
Due to custodian	—	126	—	—	—
Payable for collateral on securities loaned (Note A)	—	—	—	178,190	—
Payable for securities purchased	—	—	2,683	10,426	36,523
Payable for Fund shares redeemed	—	—	2	428	46,537
Payable to investment manager—net (Notes A & B)	5	3	10	372	6,919
Payable to administrator—net (Note B)	—	—	—	201	3,046
Payable for securities lending fees (Note A)	—	—	—	334	—
Accrued expenses and other payables	42	71	61	300	1,126
Total Liabilities	47	200	2,757	190,251	94,151
Net Assets at value	$11,876	$3,987	$30,410	$853,849	$12,564,654
Net Assets consist of:
Paid-in capital	$43,895	$4,464	$29,877	$672,565	$7,952,830
Undistributed net investment income (loss)	—	18	58	4,780	—
Distributions in excess of net investment income	—	—	—	—	(36,478)
Accumulated net realized gains (losses) on investments	(32,668)	(273)	211	75,399	439,800
Net unrealized appreciation (depreciation) in value of investments	649	(222)	264	101,105	4,208,502
Net Assets at value	$11,876	$3,987	$30,410	$853,849	$12,564,654
Net Assets
Investor Class	$11,876	$—	$—	$795,648	$2,386,815
Trust Class	—	—	—	41,469	4,799,624
Advisor Class	—	—	—	16,732	596,776
Institutional Class	—	2,054	5,568	—	4,781,439
Class A	—	1,841	23,645	—	—
Class C	—	92	1,197	—	—

See Notes to Financial Statements 107

	GLOBAL REAL ESTATE FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$7,341	$1,342,199	$754,112	$385,581	$159,643
Affiliated issuers	130	86,198	92,224	47,568	16,575
	7,471	1,428,397	846,336	433,149	176,218
Cash	—	—	—	—	—
Foreign currency	15	1,736	18,516	1,415	439
Dividends and interest receivable	23	1,455	1,671	991	482
Receivable for securities sold	192	—	5,934	2,810	1,438
Receivable for Fund shares sold	—	674	237	272	365
Receivable from administrator—net (Note B)	67	—	—	58	—
Receivable for securities lending income (Note A)	—	125	154	81	24
Prepaid expenses and other assets	—	92	17	9	4
Total Assets	7,768	1,432,479	872,865	438,785	178,970
Liabilities
Options contracts written, at market value (Note A)	—	—	—	—	—
Due to custodian	—	—	87	—	—
Payable for collateral on securities loaned (Note A)	—	73,197	44,364	24,804	9,414
Payable for securities purchased	178	—	3,648	1,940	1,144
Payable for Fund shares redeemed	—	411	645	102	1
Payable to investment manager—net (Notes A & B)	5	565	574	290	78
Payable to administrator—net (Note B)	—	316	234	—	10
Payable for securities lending fees (Note A)	—	102	58	34	10
Accrued expenses and other payables	47	469	344	120	71
Total Liabilities	230	75,060	49,954	27,290	10,728
Net Assets at value	$7,538	$1,357,419	$822,911	$411,495	$168,242
Net Assets consist of:
Paid-in capital	$10,401	$1,052,508	$845,135	$464,326	$192,112
Undistributed net investment income (loss)	—	5,086	5,616	5,069	2,589
Distributions in excess of net investment income	(147)	—	—	—	—
Accumulated net realized gains (losses) on investments	(2,238)	100,465	(23,834)	(33,524)	(10,444)
Net unrealized appreciation (depreciation) in value of investments	(478)	199,360	(4,006)	(24,376)	(16,015)
Net Assets at value	$7,538	$1,357,419	$822,911	$411,495	$168,242
Net Assets
Investor Class	$—	$1,252,920	$405,199	$—	$—
Trust Class	—	103,644	417,712	—	51,526
Advisor Class	—	855	—	—	—
Institutional Class	3,481	—	—	411,495	114,412
Class A	3,972	—	—	—	2,198
Class C	85	—	—	—	106

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	CENTURY FUND	CLIMATE CHANGE FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,607	—	—	32,114	68,301
Trust Class	—	—	—	2,281	95,688
Advisor Class	—	—	—	1,324	20,402
Institutional Class	—	230	519	—	99,428
Class A	—	206	2,206	—	—
Class C	—	10	112	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$7.39	$—	$—	$24.78	$34.95
Trust Class	—	—	—	18.18	50.16
Advisor Class	—	—	—	12.64	29.25
Institutional Class	—	8.93	10.72	—	48.09
Net Asset Value and redemption price per share
Class A	$—	$8.93	$10.72	$—	$—
Offering Price per share
Class A‡	$—	$9.47	$11.37	$—	$—
Net Asset Value and offering price per share
Class C^	$—	$8.90	$10.71	$—	$—
†Securities on loan, at market value:
Unaffiliated issuers	$—	$—	$—	$174,581	$—
*Cost of Investments:
Unaffiliated issuers	$10,858	$3,835	$25,874	$731,592	$2,584,799
Affiliated issuers	314	292	5,380	205,925	5,823,437
Total cost of investments	$11,172	$4,127	$31,254	$937,517	$8,408,236
Total cost of foreign currency	$—	$—	$1	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements 109

	GLOBAL REAL ESTATE FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	75,559	22,972	—	—
Trust Class	—	7,960	21,500	—	5,093
Advisor Class	—	58	—	—	—
Institutional Class	483	—	—	41,822	11,275
Class A	552	—	—	—	217
Class C	12	—	—	—	11
Net Asset Value, offering and redemption price per share
Investor Class	$—	$16.58	$17.64	$—	$—
Trust Class	—	13.02	19.43	—	10.12
Advisor Class	—	14.65	—	—	—
Institutional Class	7.21	—	—	9.84	10.15
Net Asset Value and redemption price per share
Class A	$7.20	$—	$—	$—	$10.12
Offering Price per share
Class A‡	$7.64	$—	$—	$—	$10.74
Net Asset Value and offering price per share
Class C^	$7.19	$—	$—	$—	$10.06
†Securities on loan, at market value:
Unaffiliated issuers	$—	$71,708	$42,230	$23,605	$9,005
*Cost of Investments:
Unaffiliated issuers	$7,818	$1,142,789	$757,942	$409,927	$175,640
Affiliated issuers	130	86,198	92,224	47,568	16,575
Total cost of investments	$7,948	$1,228,987	$850,166	$457,495	$192,215
Total cost of foreign currency	$15	$1,777	$18,617	$1,417	$439

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$17,471	$433,036	$3,848,619	$53,647	$123,452
Affiliated issuers	1,559	96,505	389,745	11,422	23,325
	19,030	529,541	4,238,364	65,069	146,777
Cash	—	—	4	55	—
Foreign currency	—	11	1,261	—	—
Dividends and interest receivable	22	111	4,735	62	157
Receivable for securities sold	—	376	41,968	2,028	—
Receivable for Fund shares sold	530	1,371	3,898	103	226
Receivable from administrator—net (Note B)	9	—	—	14	—
Receivable for securities lending income (Note A)	—	145	900	21	25
Prepaid expenses and other assets	—	13	99	1	2
Total Assets	19,591	531,568	4,291,229	67,353	147,187
Liabilities
Options contracts written, at market value (Note A)	—	—	—	—	—
Due to custodian	—	—	—	—	—
Payable for collateral on securities loaned (Note A)	—	62,701	350,565	9,705	10,816
Payable for securities purchased	774	5,498	3,994	2,701	4,239
Payable for Fund shares redeemed	3	58	8,466	20	42
Payable to investment manager—net (Notes A & B)	8	206	1,480	36	60
Payable to administrator—net (Note B)	—	97	1,224	—	34
Payable for securities lending fees (Note A)	—	116	687	17	19
Accrued expenses and other payables	77	227	547	97	77
Total Liabilities	862	68,903	366,963	12,576	15,287
Net Assets at value	$18,729	$462,665	$3,924,266	$54,777	$131,900
Net Assets consist of:
Paid-in capital	$19,330	$635,102	$3,279,074	$64,611	$122,916
Undistributed net investment income (loss)	7	—	11,319	—	—
Distributions in excess of net investment income	—	—	—	—	—
Accumulated net realized gains (losses) on investments	(416)	(258,677)	33,660	(10,859)	4,436
Net unrealized appreciation (depreciation) in value of investments	(192)	86,240	600,213	1,025	4,548
Net Assets at value	$18,729	$462,665	$3,924,266	$54,777	$131,900
Net Assets
Investor Class	$—	$396,666	$2,193,146	$—	$79,079
Trust Class	—	11,715	1,003,976	53,038	52,821
Advisor Class	—	3,232	559,040	—	—
Institutional Class	3,263	51,052	168,104	1,739	—
Class A	7,435	—	—	—	—
Class C	8,031	—	—	—	—

See Notes to Financial Statements 111

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$6,323	$7,210	$276,417	$1,230,754
Affiliated issuers	2,296	545	80,146	—
	8,619	7,755	356,563	1,230,754
Cash	—	—	—	—
Foreign currency	—	—	—	1,340
Dividends and interest receivable	14	1	42	1,222
Receivable for securities sold	—	—	2,191	10,507
Receivable for Fund shares sold	222	—	16,415	5,620
Receivable from administrator—net (Note B)	—	16	—	—
Receivable for securities lending income (Note A)	—	—	103	13
Prepaid expenses and other assets	—	—	2	21
Total Assets	8,855	7,772	375,316	1,249,477
Liabilities
Options contracts written, at market value (Note A)	—	—	—	—
Due to custodian	—	—	—	2
Payable for collateral on securities loaned (Note A)	—	—	55,577	—
Payable for securities purchased	767	—	19,148	10,585
Payable for Fund shares redeemed	—	—	145	509
Payable to investment manager—net (Notes A & B)	3	4	184	518
Payable to administrator—net (Note B)	20	—	44	333
Payable for securities lending fees (Note A)	—	—	86	3
Accrued expenses and other payables	80	35	46	219
Total Liabilities	870	39	75,230	12,169
Net Assets at value	$7,985	$7,733	$300,086	$1,237,308
Net Assets consist of:
Paid-in capital	$8,361	$7,842	$406,169	$1,151,941
Undistributed net investment income (loss)	28	(31)	—	5,011
Distributions in excess of net investment income	—	—	—	—
Accumulated net realized gains (losses) on investments	(282)	(752)	(130,344)	5,747
Net unrealized appreciation (depreciation) in value of investments	(122)	674	24,261	74,609
Net Assets at value	$7,985	$7,733	$300,086	$1,237,308
Net Assets
Investor Class	$—	$—	$239,945	$803,951
Trust Class	—	7,733	42,268	361,512
Advisor Class	—	—	13,583	—
Institutional Class	2,307	—	4,290	71,845
Class A	4,901	—	—	—
Class C	777	—	—	—

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	41,605	75,897	—	5,265
Trust Class	—	806	45,123	4,980	4,034
Advisor Class	—	216	29,011	—	—
Institutional Class	360	5,333	5,785	163	—
Class A	823	—	—	—	—
Class C	893	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$9.53	$28.90	$—	$15.02
Trust Class	—	14.54	22.25	10.65	13.09
Advisor Class	—	14.98	19.27	—	—
Institutional Class	9.06	9.57	29.06	10.66	—
Net Asset Value and redemption price per share
Class A	$9.03	$—	$—	$—	$—
Offering Price per share
Class A‡	$9.58	$—	$—	$—	$—
Net Asset Value and offering price per share
Class C^	$8.99	$—	$—	$—	$—
†Securities on loan, at market value:
Unaffiliated issuers	$—	$61,411	$342,385	$9,510	$10,582
*Cost of Investments:
Unaffiliated issuers	$17,663	$346,795	$3,248,351	$52,622	$118,904
Affiliated issuers	1,559	96,505	389,745	11,422	23,325
Total cost of investments	$19,222	$443,300	$3,638,096	$64,044	$142,229
Total cost of foreign currency	$—	$12	$1,316	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements 113

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	13,392	32,807
Trust Class	—	733	2,148	21,381
Advisor Class	—	—	1,034	—
Institutional Class	251	—	239	2,929
Class A	534	—	—	—
Class C	85	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$17.92	$24.51
Trust Class	—	10.55	19.67	16.91
Advisor Class	—	—	13.13	—
Institutional Class	9.20	—	17.95	24.53
Net Asset Value and redemption price per share
Class A	$9.18	$—	$—	$—
Offering Price per share
Class A‡	$9.74	$—	$—	$—
Net Asset Value and offering price per share
Class C^	$9.12	$—	$—	$—
†Securities on loan, at market value:
Unaffiliated issuers	$—	$—	$54,365	$—
*Cost of Investments:
Unaffiliated issuers	$6,445	$6,535	$252,156	$1,156,106
Affiliated issuers	2,296	545	80,146	—
Total cost of investments	$8,741	$7,080	$332,302	$1,156,106
Total cost of foreign currency	$—	$—	$—	$1,371

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)

	CENTURY FUND	CLIMATE CHANGE FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	For the Year Ended August 31, 2008	For the Period from May 1, 2008 (Commencement of Operations) to August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$155	$31	$261	$13,210	$35,647
Dividend income—affiliated issuers (Note F)	—	—	—	—	38,313
Interest income—unaffiliated issuers	—	—	27	1	188
Income from securities loaned—net (Note F)	—	—	—	403	—
Income from investments in affiliated issuers (Note F)	15	3	37	754	20,582
Foreign taxes withheld	(1)	(1)	(14)	(401)	(315)
Total income	$169	$33	$311	$13,967	$94,415
Expenses:
Investment management fees (Notes A & B)	62	11	44	4,969	76,273
Administration fees (Note B)	7	1	5	581	6,925
Administration fees (Note B):
Investor Class	22	—	—	1,785	4,169
Trust Class	—	—	14	193	16,184
Advisor Class	—	—	—	67	1,901
Institutional Class	—	1	1	—	3,725
Class A	—	1	5	—	—
Class C	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	4	57	—
Advisor Class	—	—	—	50	1,398
Class A	—	1	6	—	—
Class C	—	—	1	—	—
Shareholder servicing agent fees:
Investor Class	37	—	—	557	1,539
Trust Class	—	—	2	23	43
Advisor Class	—	—	—	23	27
Institutional Class	—	1	14	—	22
Class A	—	1	1	—	—
Class C	—	1	1	—	—
Organization expense (Note A)	—	77	—	—	—
Audit fees	19	20	25	57	57
Custodian fees (Note B)	19	4	14	213	1,462
Insurance expense	—	—	—	25	228
Legal fees	38	22	57	27	30
Registration and filing fees	28	93	92	76	305
Shareholder reports	16	30	16	89	1,605
Trustees' fees and expenses	35	12	35	35	36
Miscellaneous	2	1	4	72	374
Total expenses	285	277	341	8,899	116,303

See Notes to Financial Statements 115

	GLOBAL REAL ESTATE FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	For the Period from October 2, 2007 (Commencement of Operations) to August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$253	$20,696	$33,903	$15,323	$6,554
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	1	4	69	5	19
Income from securities loaned—net (Note F)	—	203	1,250	549	142
Income from investments in affiliated issuers (Note F)	7	1,149	1,800	877	412
Foreign taxes withheld	(20)	(309)	(2,368)	(1,065)	(477)
Total income	$241	$21,743	$34,654	$15,689	$6,650
Expenses:
Investment management fees (Notes A & B)	64	7,242	9,231	4,202	1,058
Administration fees (Note B)	5	883	689	302	115
Administration fees (Note B):
Investor Class	—	2,717	1,080	—	—
Trust Class	12	383	2,069	—	187
Advisor Class	—	3	—	—	—
Institutional Class	3	—	—	452	123
Class A	1	—	—	—	1
Class C	—	—	—	—	—
Distribution fees (Note B):
Trust Class	4	113	—	—	55
Advisor Class	—	2	—	—	—
Class A	1	—	—	—	1
Class C	—	—	—	—	1
Shareholder servicing agent fees:
Investor Class	—	1,146	350	—	—
Trust Class	9	23	149	—	27
Advisor Class	—	21	—	—	—
Institutional Class	4	—	—	5	7
Class A	1	—	—	—	1
Class C	1	—	—	—	1
Organization expense (Note A)	62	—	—	—	—
Audit fees	25	57	58	59	43
Custodian fees (Note B)	29	304	774	360	231
Insurance expense	—	35	35	12	4
Legal fees	96	23	25	28	38
Registration and filing fees	121	80	70	40	97
Shareholder reports	27	192	435	82	17
Trustees' fees and expenses	28	35	35	35	35
Miscellaneous	5	83	110	45	65
Total expenses	498	13,342	15,110	5,622	2,107

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	CENTURY FUND	CLIMATE CHANGE FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	For the Year Ended August 31, 2008	For the Period from May 1, 2008 (Commencement of Operations) to August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008
Expenses reimbursed by administrator (Note B)	(115)	(264)	(256)	—	—
Investment management fees waived (Note A)	—	—	(1)	(18)	(478)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(1)	—	(1)	(103)	(275)
Total net expenses	169	13	83	8,778	115,550
Net investment income (loss)	$(0)	$20	$228	$5,189	$(21,135)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	905	(273)	159	89,260	639,414
Sales of investment securities of affiliated issuers	—	—	—	589	17,574
Foreign currency	—	(3)	—	(2)	—
Options written	—	—	47	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,097)	(222)	129	(161,840)	433,154
Affiliated investment securities	—	—	—	505	85,065
Foreign currency	—	—	—	—	—
Options written	—	—	7	—	—
Net gain (loss) on investments	(192)	(498)	342	(71,488)	1,175,207
Net increase (decrease) in net assets resulting from operations	$(192)	$(478)	$570	$(66,299)	$1,154,072

See Notes to Financial Statements 117

	GLOBAL REAL ESTATE FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	For the Period from October 2, 2007 (Commencement of Operations) to August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008
Expenses reimbursed by administrator (Note B)	(406)	(18)	—	(1,554)	(118)
Investment management fees waived (Note A)	—	(22)	(43)	(21)	(9)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(1)	(85)	(88)	(29)	(13)
Total net expenses	91	13,217	14,979	4,018	1,967
Net investment income (loss)	$150	$8,526	$19,675	$11,671	$4,683
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(2,234)	144,924	18,291	(23,227)	(7,735)
Sales of investment securities of affiliated issuers	—	(485)	127	229	(24)
Foreign currency	6	(150)	(63)	(77)	(459)
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(477)	(233,970)	(234,701)	(78,947)	(21,861)
Affiliated investment securities	—	—	—	—	—
Foreign currency	(1)	(72)	(167)	(33)	(21)
Options written	—	—	—	—	—
Net gain (loss) on investments	(2,706)	(89,753)	(216,513)	(102,055)	(30,100)
Net increase (decrease) in net assets resulting from operations	$(2,556)	$(81,227)	$(196,838)	$(90,384)	$(25,417)

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	For the Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$64	$1,325	$48,313	$1,647	$2,007
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	1	27	28	—	2
Income from securities loaned—net (Note F)	—	172	1,588	19	47
Income from investments in affiliated issuers (Note F)	9	942	1,555	53	91
Foreign taxes withheld	—	(20)	(519)	(17)	(25)
Total income	$74	$2,446	$50,965	$1,702	$2,122
Expenses:
Investment management fees (Notes A & B)	27	2,544	18,671	468	755
Administration fees (Note B)	3	284	2,502	35	82
Administration fees (Note B):
Investor Class	—	870	4,626	—	167
Trust Class	—	43	3,784	198	182
Advisor Class	—	8	2,017	—	—
Institutional Class	1	21	136	—	—
Class A	3	—	—	—	—
Class C	4	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	1,113	58	54
Advisor Class	—	6	1,483	—	—
Class A	4	—	—	—	—
Class C	19	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	513	1,256	—	76
Trust Class	—	28	33	42	52
Advisor Class	—	27	30	—	—
Institutional Class	2	—	23	1	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Organization expense (Note A)	25	—	—	—	—
Audit fees	20	19	53	59	19
Custodian fees (Note B)	30	165	658	40	82
Insurance expense	—	10	90	2	3
Legal fees	49	37	41	26	27
Registration and filing fees	93	114	244	56	73
Shareholder reports	24	70	602	59	57
Trustees' fees and expenses	23	35	35	35	35
Miscellaneous	3	27	182	5	17
Total expenses	330	4,821	37,579	1,084	1,681

See Notes to Financial Statements 119

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$40	$18	$306	$16,462
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest income—unaffiliated issuers	1	—	9	1,257
Income from securities loaned—net (Note F)	—	—	82	137
Income from investments in affiliated issuers (Note F)	19	19	215	—
Foreign taxes withheld	(1)	(1)	(3)	(289)
Total income	$59	$36	$609	$17,567
Expenses:
Investment management fees (Notes A & B)	17	47	1,455	6,010
Administration fees (Note B)	2	5	103	718
Administration fees (Note B):
Investor Class	—	—	270	1,578
Trust Class	—	29	84	1,236
Advisor Class	—	—	33	—
Institutional Class	1	—	2	39
Class A	3	—	—	—
Class C	—	—	—	—
Distribution fees (Note B):
Trust Class	—	9	25	364
Advisor Class	—	—	25	—
Class A	3	—	—	—
Class C	2	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	162	546
Trust Class	—	11	27	72
Advisor Class	—	—	27	—
Institutional Class	2	—	—	17
Class A	—	—	—	—
Class C	—	—	—	—
Organization expense (Note A)	21	—	—	—
Audit fees	25	21	19	19
Custodian fees (Note B)	17	13	98	265
Insurance expense	—	—	2	22
Legal fees	49	32	17	38
Registration and filing fees	93	43	123	125
Shareholder reports	24	5	34	248
Trustees' fees and expenses	23	34	35	35
Miscellaneous	3	2	25	65
Total expenses	285	251	2,566	11,397

Statements of Operations (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	For the Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008
Expenses reimbursed by administrator (Note B)	(262)	(27)	—	(501)	(64)
Investment management fees waived (Note A)	—	(22)	(38)	(1)	(2)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(1)	(35)	(325)	(13)	)
Total net expenses	67	4,737	37,216	569	1,599
Net investment income (loss)	$7	$(2,291)	$13,749	$1,133	$523
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(416)	29,796	34,885	(10,389)	4,568
Sales of investment securities of affiliated issuers	—	(127)	(681)	(12)	(40)
Foreign currency	—	—	77	—	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(192)	(75,580)	(325,693)	5,445	(18,066)
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	(1)	(52)	—	—
Options written	—	—	—	—	—
Net gain (loss) on investments	(608)	(45,912)	(291,464)	(4,956)	(13,538)
Net increase (decrease) in net assets resulting from operations	$(601)	$(48,203)	$(277,715)	$(3,823)	$(13,015)

See Notes to Financial Statements 121

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008
Expenses reimbursed by administrator (Note B)	(252)	(156)	(269)	(9)
Investment management fees waived (Note A)	(1)	—	(5)	—
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	—	(2)	(36)	(63)
Total net expenses	32	93	2,256	11,325
Net investment income (loss)	$27	$(57)	$(1,647)	$6,242
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(282)	(431)	(27,077)	20,274
Sales of investment securities of affiliated issuers	—	—	158	(750)
Foreign currency	—	—	—	(88)
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(122)	(475)	11,643	(109,049)
Affiliated investment securities	—	—	—	—
Foreign currency	—	—	—	(40)
Options written	—	—	—	—
Net gain (loss) on investments	(404)	(906)	(15,276)	(89,653)
Net increase (decrease) in net assets resulting from operations	$(377)	$(963)	$(16,923)	$(83,411)

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	CENTURY FUND		CLIMATE CHANGE FUND	EQUITY INCOME FUND
	Year Ended August 31, 2008	Year Ended August 31, 2007	Period from May 1, 2008 (Commencement of Operations) to August 31, 2008	Year Ended August 31, 2008	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(0)	$(2)	$20	$228	$124
Net realized gain (loss) on investments	905	846	(276)	206	133
Change in net unrealized appreciation (depreciation) of investments	(1,097)	581	(222)	136	128
Net increase (decrease) in net assets resulting from operations	(192)	1,425	(478)	570	385
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	(110)	(125)
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	(30)	—
Class A	—	—	—	(34)	—
Class C	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	(122)	(2)
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Total distributions to shareholders	—	—	—	(296)	(127)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	4,231	777	—	—	—
Trust Class	—	—	—	—	5,000
Advisor Class	—	—	—	—	—
Institutional Class	—	—	2,300	—	—
Class A	—	—	2,062	23,659	—
Class C	—	—	103	1,362	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	232	127
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	30	—
Class A	—	—	—	34	—
Class C	—	—	—	—	—
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	(5,654)	—
Institutional Class	—	—	—	5,654	—
Class A	—	—	—	—	—

See Notes to Financial Statements 123

	FOCUS FUND		GENESIS FUND
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$5,189	$4,946	$(21,135)	$55,040
Net realized gain (loss) on investments	89,847	200,482	656,988	1,713,979
Change in net unrealized appreciation (depreciation) of investments	(161,335)	(79,152)	518,219	(66,390)
Net increase (decrease) in net assets resulting from operations	(66,299)	126,276	1,154,072	1,702,629
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(4,520)	(4,668)	(8,679)	(23,854)
Trust Class	(251)	(176)	(6,795)	(64,092)
Advisor Class	(93)	—	(1,175)	(3,325)
Institutional Class	—	—	(16,557)	(40,634)
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	(170,665)	(149,441)	(311,099)	(136,962)
Trust Class	(12,027)	(15,150)	(714,962)	(407,232)
Advisor Class	(3,835)	(3,844)	(85,542)	(41,442)
Institutional Class	—	—	(580,084)	(189,815)
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(191,391)	(173,279)	(1,724,893)	(907,356)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	11,833	20,375	326,391	236,595
Trust Class	7,677	12,060	1,117,558	640,495
Advisor Class	2,397	4,211	168,479	126,695
Institutional Class	—	—	1,544,706	916,730
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	151,938	136,004	308,158	152,962
Trust Class	12,094	15,159	700,429	458,765
Advisor Class	3,890	3,794	84,454	43,252
Institutional Class	—	—	593,818	225,523
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	205,864	—
Advisor Class	—	—	11,848	—
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	CENTURY FUND		CLIMATE CHANGE FUND	EQUITY INCOME FUND
	Year Ended August 31, 2008	Year Ended August 31, 2007	Period from May 1, 2008 (Commencement of Operations) to August 31, 2008	Year Ended August 31, 2008	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007
Payments for shares redeemed:
Investor Class	(2,136)	(2,587)	—	—	—
Trust Class	—	—	—	(200)	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	(187)	—
Class C	—	—	—	(179)	—
Redemption fees retained:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Net increase (decrease) from Fund share transactions	2,095	(1,810)	4,465	24,751	5,127
Net Increase (Decrease) in Net Assets	1,903	(385)	3,987	25,025	5,385
Net Assets:
Beginning of year	9,973	10,358	—	5,385	—
End of year	$11,876	$9,973	$3,987	$30,410	$5,385
Undistributed net investment income (loss) at end of year	$—	$—	$18	$58	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—

See Notes to Financial Statements 125

	FOCUS FUND		GENESIS FUND
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Payments for shares redeemed:
Investor Class	(150,638)	(188,962)	(389,364)	(440,356)
Trust Class	(34,425)	(63,698)	(1,749,307)	(2,468,691)
Advisor Class	(7,419)	(11,793)	(182,141)	(283,532)
Institutional Class	—	—	(442,834)	(681,363)
Class A	—	—	—	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	(2,653)	(72,850)	2,298,059	(1,072,925)
Net Increase (Decrease) in Net Assets	(260,343)	(119,853)	1,727,238	(277,652)
Net Assets:
Beginning of year	1,114,192	1,234,045	10,837,416	11,115,068
End of year	$853,849	$1,114,192	$12,564,654	$10,837,416
Undistributed net investment income (loss) at end of year	$4,780	$4,460	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$(36,478)	$(18,758)

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL REAL ESTATE FUND	GUARDIAN FUND		INTERNATIONAL FUND
	Period from October 2, 2007 (Commencement of Operations) to August 31, 2008	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$150	$8,526	$10,779	$19,675	$15,936
Net realized gain (loss) on investments	(2,228)	144,289	150,190	18,355	176,439
Change in net unrealized appreciation (depreciation) of investments	(478)	(234,042)	58,243	(234,868)	62,579
Net increase (decrease) in net assets resulting from operations	(2,556)	(81,227)	219,212	(196,838)	254,954
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	(9,563)	(5,090)	(19,410)	(8,286)
Trust Class	(153)	(768)	(394)	(19,811)	(7,025)
Advisor Class	—	—	—	—	—
Institutional Class	(153)	—	—	—	—
Class A	(1)	—	—	—	—
Class C	(1)	—	—	—	—
Net realized gain on investments:
Investor Class	—	(161,566)	(95,843)	(80,957)	(67,008)
Trust Class	—	(13,458)	(10,901)	(94,488)	(74,272)
Advisor Class	—	(113)	(90)	—	—
Institutional Class	—	—	—	—	—
Class A	—		—	—	—
Class C	—	—	—	—	—
Tax Return of Capital:
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Total distributions to shareholders	(308)	(185,468)	(112,318)	(214,666)	(156,591)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	72,374	60,665	41,919	69,498
Trust Class	5,315	16,804	19,481	87,306	170,007
Advisor Class	—	279	237	—	—
Institutional Class	5,000	—	—	—	—
Class A	104	—	—	—	—
Class C	100	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	160,182	94,427	87,842	65,531
Trust Class	153	14,004	11,152	105,180	71,436
Advisor Class	—	102	83	—	—
Institutional Class	153	—	—	—	—
Class A	1	—	—	—	—
Class C	1	—	—	—	—
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—	—
Advisor Class	—	—	—	—	—

See Notes to Financial Statements 127

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$11,671	$8,759	$4,683	$1,625
Net realized gain (loss) on investments	(23,075)	74,414	(8,218)	3,156
Change in net unrealized appreciation (depreciation) of investments	(78,980)	24,652	(21,882)	5,778
Net increase (decrease) in net assets resulting from operations	(90,384)	107,825	(25,417)	10,559
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	(907)	(69)
Advisor Class	—	—	—	—
Institutional Class	(19,663)	(7,370)	(2,068)	(202)
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	(1,984)	(8)
Advisor Class	—	—	—	—
Institutional Class	(76,882)	(12,486)	(3,862)	(18)
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(96,545)	(19,856)	(8,821)	(297)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	25,593	50,775
Advisor Class	—	—	—	—
Institutional Class	20,706	75,805	102,215	104,098
Class A	—	—	2,460	—
Class C	—	—	120	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	2,674	73
Advisor Class	—	—	—	—
Institutional Class	93,575	18,835	5,429	76
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—
Advisor Class	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL REAL ESTATE FUND	GUARDIAN FUND		INTERNATIONAL FUND
	Period from October 2, 2007 (Commencement of Operations) to August 31, 2008	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Proceeds from conversion of Trust Class shares
Trust Class	(3,791)	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	3,791	—	—	—	—
Payments for shares redeemed:
Investor Class	—	(175,230)	(227,238)	(221,511)	(411,039)
Trust Class	(121)	(29,358)	(78,412)	(381,348)	(341,269)
Advisor Class	—	(509)	(524)	—	—
Institutional Class	(300)	—	—	—	—
Class A	(4)	—	—	—	—
Class C	—	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	42	69
Trust Class	—	—	—	48	77
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Net increase (decrease) from Fund share transactions	10,402	58,648	(120,129)	(280,522)	(375,690)
Net Increase (Decrease) in Net Assets	7,538	(208,047)	(13,235)	(692,026)	(277,327)
Net Assets:
Beginning of year	—	1,565,466	1,578,701	1,514,937	1,792,264
End of year	$7,538	$1,357,419	$1,565,466	$822,911	$1,514,937
Undistributed net investment income (loss) at end of year	$—	$5,086	$7,041	$5,616	$26,304
Distributions in excess of net investment income at end of year	$(147)	$—	$—	$—	$—

See Notes to Financial Statements 129

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	—	—	(20,604)	(5,435)
Advisor Class	—	—	—	—
Institutional Class	(90,131)	(235,923)	(80,631)	(854)
Class A	—	—	(24)	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	1	5
Advisor Class	—	—	—	—
Institutional Class	—	—	2	11
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	24,150	(141,283)	37,235	148,749
Net Increase (Decrease) in Net Assets	(162,779)	(53,314)	2,997	159,011
Net Assets:
Beginning of year	574,274	627,588	165,245	6,234
End of year	$411,495	$574,274	$168,242	$165,245
Undistributed net investment income (loss) at end of year	$5,069	$11,912	$2,589	$1,341
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND		PARTNERS FUND
	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$7	$(2,291)	$(1,396)	$13,749	$14,501
Net realized gain (loss) on investments	(416)	29,669	49,320	34,281	154,721
Change in net unrealized appreciation (depreciation) of investments	(192)	(75,581)	55,196	(325,745)	363,679
Net increase (decrease) in net assets resulting from operations	(601)	(48,203)	103,120	(277,715)	532,901
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	(8,169)	(13,851)
Trust Class	—	—	—	(3,427)	(4,433)
Advisor Class	—	—	—	(1,299)	(1,723)
Institutional Class	—	—	—	(697)	(327)
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	(83,956)	(36,645)
Trust Class	—	—	—	(40,592)	(16,794)
Advisor Class	—	—	—	(21,932)	(10,866)
Institutional Class	—	—	—	(5,002)	(2,296)
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Tax Return of Capital:
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Total distributions to shareholders	—	—	—	(165,074)	(86,935)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	52,198	38,929	441,209	209,569
Trust Class	—	6,833	8,257	316,286	338,823
Advisor Class	—	2,615	805	147,161	168,716
Institutional Class	3,496	43,188	19,241	61,308	10,371
Class A	7,824	—	—	—	—
Class C	8,245	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	89,010	48,176
Trust Class	—	—	—	40,444	19,684
Advisor Class	—	—	—	21,877	11,469
Institutional Class	—	—	—	5,699	2,390
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—	—
Advisor Class	—	—	—	—	—

See Notes to Financial Statements 131

	REAL ESTATE FUND		REGENCY FUND
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,133	$1,266	$523	$1,076
Net realized gain (loss) on investments	(10,401)	12,933	4,528	14,235
Change in net unrealized appreciation (depreciation) of investments	5,445	(18,412)	(18,066)	6,979
Net increase (decrease) in net assets resulting from operations	(3,823)	(4,213)	(13,015)	22,290
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(606)	(569)
Trust Class	(904)	(1,341)	(358)	(265)
Advisor Class	—	—	—	—
Institutional Class	(1)	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	(7,952)	(508)
Trust Class	(10,592)	(9,199)	(5,303)	(354)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Trust Class	(755)	—	—	—
Institutional Class	(0)	—	—	—
Total distributions to shareholders	(12,252)	(10,540)	(14,219)	(1,696)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	21,941	24,418
Trust Class	28,095	91,041	19,507	27,841
Advisor Class	—	—	—	—
Institutional Class	1,665	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	8,203	996
Trust Class	11,214	9,892	5,321	587
Advisor Class	—	—	—	—
Institutional Class	1	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—
Advisor Class	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND		PARTNERS FUND
	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	(58,010)	(49,444)	(357,051)	(340,252)
Trust Class	—	(7,188)	(3,229)	(409,795)	(270,784)
Advisor Class	—	(564)	(353)	(146,593)	(259,332)
Institutional Class	—	(7,490)	(2,155)	(14,120)	(25,850)
Class A	(234)	—	—	—	—
Class C	(1)	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Net increase (decrease) from Fund share transactions	19,330	31,582	12,051	195,435	(87,020)
Net Increase (Decrease) in Net Assets	18,729	(16,621)	115,171	(247,354)	358,946
Net Assets:
Beginning of year	—	479,286	364,115	4,171,620	3,812,674
End of year	$18,729	$462,665	$479,286	$3,924,266	$4,171,620
Undistributed net investment income (loss) at end of year	$7	$—	$—	$11,319	$11,085
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—

See Notes to Financial Statements 133

	REAL ESTATE FUND		REGENCY FUND
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(35,031)	(49,257)
Trust Class	(80,552)	(62,507)	(16,258)	(45,050)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	18	24	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	(39,559)	38,450	3,683	(40,465)
Net Increase (Decrease) in Net Assets	(55,634)	23,697	(23,551)	(19,871)
Net Assets:
Beginning of year	110,411	86,714	155,451	175,322
End of year	$54,777	$110,411	$131,900	$155,451
Undistributed net investment income (loss) at end of year	$—	$—	$—	$715
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND
	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	Year Ended August 31, 2008	Period from September 5, 2006 (Commencement of Operations) to August 31, 2007
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$27	$(57)	$(22)
Net realized gain (loss) on investments	(282)	(431)	322
Change in net unrealized appreciation (depreciation) of investments	(122)	(475)	1,150
Net increase (decrease) in net assets resulting from operations	(377)	(963)	1,450
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—
Trust Class	—	—	(30)
Advisor Class	—	—	—
Institutional Class	—	—	—
Class A	—	—	—
Class C	—	—	—
Net realized gain on investments:
Investor Class	—	—	—
Trust Class	—	(626)	—
Advisor Class	—	—	—
Institutional Class	—	—	—
Class A	—	—	—
Class C	—	—	—
Total distributions to shareholders	—	(626)	(30)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—
Trust Class	—	1,591	7,304
Advisor Class	—	—	—
Institutional Class	2,501	—	—
Class A	5,107	—	—
Class C	810	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—
Trust Class	—	621	30
Advisor Class	—	—	—
Institutional Class	—	—	—
Class A	—	—	—
Class C	—	—	—
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—
Advisor Class	—	—	—
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—
Institutional Class	—	—	—
Class A	—	—	—

See Notes to Financial Statements 135

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1,647)	$(586)	$6,242	$5,469
Net realized gain (loss) on investments	(26,919)	9,699	19,436	29,337
Change in net unrealized appreciation (depreciation) of investments	11,643	4,065	(109,089)	77,014
Net increase (decrease) in net assets resulting from operations	(16,923)	13,178	(83,411)	111,820
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(3,919)	(860)
Trust Class	—	—	(1,946)	(186)
Advisor Class	—	—	—	—
Institutional Class	—	—	(67)	—
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	(25,723)	(5,153)
Trust Class	—	—	(11,806)	(2,650)
Advisor Class	—	—	—	—
Institutional Class	—	—	(428)	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	—	—	(43,889)	(8,849)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	248,900	12,729	248,757	311,617
Trust Class	44,971	6,784	118,138	165,476
Advisor Class	14,811	2,195	—	—
Institutional Class	4,217	—	91,009	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	27,680	5,704
Trust Class	—	—	13,197	2,736
Advisor Class	—	—	—	—
Institutional Class	—	—	495	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND
	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	Year Ended August 31, 2008	Period from September 5, 2006 (Commencement of Operations) to August 31, 2007
Payments for shares redeemed:
Investor Class	—	—	—
Trust Class	—	(1,426)	(218)
Advisor Class	—	—	—
Institutional Class	—	—	—
Class A	(56)	—	—
Class C	—	—	—
Redemption fees retained:
Investor Class	—	—	—
Trust Class	—	—	—
Advisor Class	—	—	—
Institutional Class	—	—	—
Class A	—	—	—
Class C	—	—	—
Net increase (decrease) from Fund share transactions	8,362	786	7,116
Net Increase (Decrease) in Net Assets	7,985	(803)	8,536
Net Assets:
Beginning of year	—	8,536	—
End of year	$7,985	$7,733	$8,536
Undistributed net investment income (loss) at end of year	$28	$(31)	$—
Distributions in excess of net investment income at end of year	$—	$—	$(31)

See Notes to Financial Statements 137

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Payments for shares redeemed:
Investor Class	(53,266)	(13,346)	(176,994)	(85,910)
Trust Class	(9,264)	(1,531)	(85,846)	(87,594)
Advisor Class	(4,228)	(704)	—	—
Institutional Class		—	(13,479)	—
Class A	—	—	—	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	246,141	6,127	222,957	312,029
Net Increase (Decrease) in Net Assets	229,218	19,305	95,657	415,000
Net Assets:
Beginning of year	70,868	51,563	1,141,651	726,651
End of year	$300,086	$70,868	$1,237,308	$1,141,651
Undistributed net investment income (loss) at end of year	$—	$—	$5,011	$4,789
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated December 14, 2005. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Century Fund ("Century"), Neuberger Berman Climate Change Fund ("Climate Change"), Neuberger Berman Equity Income Fund (" Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutiona l Fund ("International Institutional"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth") (formerly, Neuberger Berman Manhattan Fund), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small and Mid Cap Growth Fund ("Small and Mid Cap Growth") (formerly, Neuberger Berman All Cap Growth Fund ), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth") (formerly, Neuberger Berman Millennium Fund), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds") are separate operating series of the Trust, each of which (except Century, Focus, Global Real Estate, Real Estate, and Select Equities) is diversified. Ten Funds offer In vestor Class shares, twelve offer Trust Class shares, six offer Advisor Class shares, thirteen offer Institutional Class shares, six offer Class A shares, and six offer Class C shares. Climate Change had no operations until May 1, 2008, Global Real Estate had no operations until October 2, 2007 and Large Cap Disciplined Growth and Select Equities had no operations until December 20, 2007 other than matters relating to their organization and registration of shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  Management, the investment manager of Neuberger Berman Equity Funds ("Funds"), and Neuberger Berman, LLC ("Neuberger"), the Funds' sub-adviser, are wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly owned holding company. On September 15, 2008, Lehman filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On September 29, 2008, it was announced that Bain Capital Partners, LLC and Hellman & Friedman LLC have agreed to acquire Neuberger Berman and the fixed income management and certain other parts of Lehman Brothers' Investment Management Division, in a cash transaction with Lehman. The transaction is subject to certain conditions and approvals, including approval by the bankruptcy court having jurisdiction over the Lehman matter. Other potential bids may be received during the time period for an open auction mandated by the bankruptcy court.

  These events, while affecting Lehman, have not had a material impact on the Funds or their operations. Management and Neuberger will continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

  If completed, acquisition of the Neuberger Berman entities would constitute an "assignment" of the Funds' Management and Sub-Advisory Agreements and, by law, would automatically terminate those agreements. Accordingly, the Funds' Board of Trustees will consider new investment management and sub-advisory agreements with the Neuberger Berman entities for the Funds. If approved by the Board, including the Trustees who are not "interested persons" of the investment manager and its affiliates or the Funds, the new agreements will require the approval of the Funds' shareholders.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the year ended August 31, 2008 were $7,278, $613,598, $1,861,853, $1,487,859, $11,077, $289,282, $1,661,703, $7,062, $76,085 and $45,736 for Century, Focus, Genesis, Guardian, International, Mid Cap Growth, Partners, Regency, Small Cap Growth, and Socially Responsive, respectively.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund, except Climate Change, Global Real Estate, Large Cap Disciplined Growth and Select Equities, to continue to, and the intention of Climate Change, Global Real Estate, Large Cap Disciplined Growth and Select Equities to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005-2007. As of August 31, 2008, the Funds did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on August 31, 2008, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, non-deductible 12b-1 fees, passive foreign investment companies gains and losses and characterization of distributions from real estate investment trusts were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

  The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 were as follows:

	Distributions Paid From:
	Ordinary Income			Long – Term Capital Gain		Return of Capital		Total
	2008	2007		2008	2007	2008	2007	2008	2007
Century	$—	$—		$—	$—	$—	$—	$—	$—
Climate Change(5)	—	—		—	—	—	—	—	—
Equity Income	276,696	127,077	(2)	19,877	—	—	—	296,573	127,077	(2)
Focus	7,176,327	13,821,328		184,214,412	159,457,232	—	—	191,390,739	173,278,560
Genesis	—	159,030,006		1,724,892,718	748,326,027	—	—	1,724,892,718	907,356,033
Global Real Estate(3)	307,717	—		—	—	—	—	307,717	—
Guardian	15,840,323	8,349,840		169,628,176	103,967,890	—	—	185,468,499	112,317,730
International	75,652,027	52,042,962		139,013,741	104,547,976	—	—	214,665,768	156,590,938
International Institutional	41,813,215	19,263,970		54,732,059	591,508	—	—	96,545,274	19,855,478
International Large Cap	6,810,627	297,843		2,010,927	—	—	—	8,821,554	297,843
Large Cap Disciplined Growth(4)	—	—		—	—	—	—	—	—
Mid Cap Growth	—	—		—	—	—	—	—	—
Partners	13,592,516	20,500,390		151,482,195	66,434,502	—	—	165,074,711	86,934,892
Real Estate	917,173	3,535,068		10,578,900	7,004,227	754,957	—	12,251,030	10,539,295
Regency	755,029	834,583		13,464,501	862,064	—	—	14,219,530	1,696,647
Select Equities(4)	—	—		—	—	—	—	—	—
Small and Mid Cap Growth	407,481	29,469	(1)	218,139	—	—	—	625,620	29,469	(1)
Small Cap Growth	—	—		—	—	—	—	—	—
Socially Responsive	6,921,880	1,092,042		36,967,425	7,757,251	—	—	43,889,305	8,849,293

(1)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

(2)  Period from November 2, 2006 (Commencement of Operations) to August 31, 2007.

(3)  Period from October 2, 2007 (Commencement of Operations) to August 31, 2008.

(4)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(5)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

  As of August 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Century	$—	$—	$618,922	($32,638,074)	($32,019,152)
Climate Change	96,606	—	(292,377)	(206,442)	(402,213)
Equity Income	75,095	199,496	258,835	—	533,426
Focus	4,780,054	76,239,584	100,264,420	—	181,284,058
Genesis	—	442,063,981	4,205,726,684	(35,966,481)	4,611,824,184
Global Real Estate	—	—	(545,420)	(2,259,070)	(2,804,490)
Guardian	10,821,643	100,265,411	193,823,849	—	304,910,903
International	8,665,613	—	(21,127,194)	(9,765,180)	(22,226,761)
International Institutional	6,128,426	—	(30,645,248)	(28,309,974)	(52,826,796)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
International Large Cap	$2,672,398	$—	($20,601,096)	($5,862,388)	($23,791,086)
Large Cap Disciplined Growth	26,218	—	(289,723)	(317,954)	(581,459)
Mid Cap Growth	—	—	85,596,647	(258,033,376)	(172,436,729)
Partners	11,319,288	34,100,076	599,772,687	—	645,192,051
Real Estate	—	—	(1,089,698)	(8,744,134)	(9,833,832)
Regency	—	4,751,205	4,232,796	—	8,984,001
Select Equities	42,460	—	(129,883)	(274,349)	(361,772)
Small and Mid Cap Growth	19,045	—	647,835	(744,656)	(77,776)
Small Cap Growth	—	—	23,109,543	(129,192,533)	(106,082,990)
Socially Responsive	5,010,825	12,917,909	67,437,838	—	85,366,572

  The differences between book and tax basis distributable earnings are primarily due to: wash sales, partnership basis adjustment, capital loss carryforwards, post October loss deferral, real estate investment trust ("REIT") basis adjustments, organization expense, passive foreign investment companies and depletion basis adjustments.

  To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2008, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	2009	2010	2011	2012	2013	2014	2015	2016
Century(3)	$18,469,739	$9,229,871	$4,938,464	$—	$—	$—	$—	$—
Climate Change	—	—	—	—	—	—	—	206,442
Global Real Estate	—	—	—	—	—	—	—	5,800
Large Cap Disciplined Growth	—	—	—	—	—	—	—	317,954
Mid Cap Growth	—	155,337,750	102,695,626	—	—	—	—	—
Real Estate Fund	—	—	—	—	—	—	—	1,844,454
Select Equities	—	—	—	—	—	—	—	274,349
Small Cap Growth	—	70,414,892	33,014,006	—	—	—	—	25,763,569

(3)  The capital loss carryforwards shown above for Century include $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

  Under current tax law, certain net capital, net foreign currency losses and net passive investment mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2008, the Funds elected to defer the following:

	Post October Capital Loss Deferral	Post October Currency Loss Deferral	Post October PFIC Loss Deferral
Genesis	$—	$—	$35,966,481
Global Real Estate	2,177,038	6,089	70,143
International	9,765,180	—	—
International Institutional	28,309,974	—	—

	Post October Capital Loss Deferral	Post October Currency Loss Deferral	Post October PFIC Loss Deferral
International Large Cap	$5,862,388	$—	$—
Real Estate	6,899,680	—	—
Small and Mid Cap Growth	744,656	—	—
Small Cap Growth	—	66	—

6  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

  It is the policy of each of Equity Income, Global Real Estate and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Global Real Estate and Real Estate are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to Equity Income, Global Real Estate and Real Estate until the following calendar year. At August 31, 2008, Equity Income, Global Real Estate, and Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after Equity Income's, Global Real Estate's and Real Estate's fiscal year-end. For the year ended August 31, 2008, the character of distributions paid to shareholders for Equity Income, Global Real Estate and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income, Global Real Estate and Real Estate together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of Equity Income's, Global Real Estate's and Real Estate's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after Equity Income's, Global Real Estate's and Real Estate's fiscal year-end. After calendar year-end, when Equity Income, Global Real Estate and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Global Real Estate and Real Estate of the actual breakdown of distributions paid to Equity Income, Global Real Estate and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Global Real Estate and Real Estate to reflect actual results. As a result, the composition of Equity Income's, Global Real Estate's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income, Global Real Estate and Real Estate shareholders on IRS Form 1099DIV.

8  Organization expenses: Costs incurred by Climate Change, Global Real Estate, Large Cap Disciplined Growth and Select Equities in connection with its organization, which amounted to $76,699, $61,589, $24,626 and $20,602, respectively, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series t hereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

10  Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

  Summary of written option transactions for the year ended August 31, 2008 for Equity Income were:

	Number	Value When Written
Contracts outstanding 8/31/2007	12,700	$18,000
Contracts written	40,100	79,000
Contracts expired	(33,500)	(34,000)
Contracts exercised	(1,200)	(3,500)
Contracts closed	(12,500)	(53,500)
Contracts outstanding 8/31/2008	5,600	6,000

11  Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, Climate Change, Equity Income, Global Real Estate, International, International Institutional, International Large Cap, Large Cap Disciplined Growth, Real Estate, Select Equities, Small Cap Growth, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International, International Institutional, and International Large Cap may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

  Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

  For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

  During the year ended August 31, 2008, the Funds did not enter into any financial futures contracts. At August 31, 2008, there were no open positions.

12  Forward foreign currency contracts: Each Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Global Real Estate, International, International Institutional, and International Large Cap may also enter into such contracts to increase or decrease their exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

13  Security lending: A third party, eSecLending, has assisted Century, Focus, Guardian, International, International Institutional, International Large Cap, Mid Cap Growth, Partners, Real Estate, Regency, Small Cap Growth and Socially Responsive in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement.

  eSecLending currently serves as exclusive lending agent for Focus, Guardian, Mid Cap Growth, Partners, Real Estate, Regency, Small Cap Growth and Socially Responsive. Currently, Century has no lending agent.

  Neuberger Berman, LLC ("Neuberger"), an affiliate of each Fund, currently serves as exclusive lending agent for International, International Institutional and International Large Cap. For part of the fiscal year, Neuberger also served as exclusive lending agent for Century, Fasciano, Guardian, Mid Cap Growth, Partners, Real Estate, Small Cap Growth, and Socially Responsive. Each Fund selected Neuberger through the bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

  These arrangements may change for certain Funds as the result of an auction held on September 18, 2008.

  Under the securities lending arrangements, each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  At various times during the course of the Funds' fiscal year ended August 31, 2008, the Quality Fund's NAV was below $1.00 per share, which could have affected the NAV of the Funds with securities loans outstanding during the period. The Quality Fund's price per share on August 31 was $1.00. The market value of each Fund's investments in the Quality Fund as of that date is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, a Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them. The Quality Fund is not a money market fund that operates in accordance with Rule 2a-7 under the 1940 Act and there is no assurance that it will maintain a $1.00 share price.

  Net income from the applicable lending program represents the guaranteed amount received from a principal, if applicable, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal year ended August 31, 2008, the approximate amount of net income received by each Fund under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned-net"; the approximate amount of income earned on cash collateral which includes approximate amounts of interest income earned from the Quality Fund and guaranteed amounts; and the approximate amount of fees and expenses paid on securities loaned are as follows:

	Total Interest Income Earned From the Quality Fund and Guaranteed Amounts	Fees and Expenses Paid	Net Income	Interest Income Earned From the Quality Fund	Guaranteed Amounts Received From Neuberger	Fees and Expenses Paid, Retained by Neuberger
Century	$268	$38	$230	$21	$248	$—
Focus	5,300,288	4,897,227	403,061	4,861,588	—	—
Genesis*	74	(370)	444	74	—	—

	Total Interest Income Earned From the Quality Fund and Guaranteed Amounts	Fees and Expenses Paid	Net Income	Interest Income Earned From the Quality Fund	Guaranteed Amounts Received From Neuberger	Fees and Expenses Paid, Retained by Neuberger
Guardian	2,603,161	2,400,206	202,955	2,361,708	42,904	—
International	4,818,028	3,568,156	1,249,872	3,462,294	1,066,619	—
International Institutional	2,142,340	1,593,394	548,946	1,555,878	473,766	—
International Large Cap	442,161	299,670	142,491	307,326	134,835	—
Mid Cap Growth	3,396,892	3,224,446	172,446	3,177,446	33,870	20,155
Partners	15,299,992	13,712,003	1,587,989	13,406,388	312,731	47,841
Real Estate	358,671	339,237	19,434	333,506	1,533	3,095
Regency	442,981	396,122	46,859	390,760	—	—
Small Cap Growth	1,072,475	990,374	82,101	989,420	9,224	8,249
Socially Responsive	1,831,970	1,694,608	137,362	1,653,673	21,082	—

*  Represents income and expenses from Fasciano Fund prior to the merger date (see Note H).

14  Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

15  Redemption of fund shares: Each class of Global Real Estate, International, International Institutional, International Large Cap, and Real Estate charges a redemption fee of 1%, 2%, 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by each Fund as Paid-in capital. For the year ended August 31, 2008, Global Real Estate, International, International Institutional, International Large Cap, and Real Estate received $5, $90,573, $213, $3,223 and $18,120, respectively, in redemption fees.

16  Transactions with other funds managed by Neuberger Berman Management LLC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended August 31, 2008, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended August 31, 2 008, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the year ended August 31, 2008, management fees waived and income earned under this Arrangement were as follows:

(000's omitted)	Management Fees Waived	Income Earned	(000's omitted)	Management Fees Waived	Income Earned
Century	$—	$15	Large Cap Disciplined Growth(2)	—	9
Climate Change(3)	—	3	Mid Cap Growth	22	942
Equity Income	1	37	Partners	38	1,555
Focus	18	754	Real Estate	1	53
Genesis	478	20,582	Regency	2	91
Global Real Estate(1)	—	7	Select Equities(2)	1	19
Guardian	22	1,149	Small and Mid Cap Growth	—	19
International	43	1,800	Small Cap Growth	5	215
International Institutional	21	877	Socially Responsive	—	—
International Large Cap	9	412

(1)  Period from October 2, 2007 (Commencement of Operations) to August 31, 2008.

(2)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(3)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

17  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

19  Reclassification: Subsequent to August 31, 2007, Genesis received notification that a substantial portion of a special cash dividend received from one of its investments, which was recorded as dividend income in the 2007 financial statements, represented a non-taxable return of capital to Genesis. Certain amounts in the Statement of Changes in Net Assets for the year ended August 31, 2007 have been reclassified to reflect the revised characterization. The reclassification had no impact on the total or per share net assets of Genesis, but resulted in a decrease of $62,516,000 in net investment income (loss), an increase of $2,354,000 in net realized gain (loss) on investments and an increase of $60,162,000 in change in unrealized appreciation (depreciation) of investments, for that year. The financial highlights for each class of shares f or the year ended August 31, 2007, have also been updated to reflect this change. The impact on the financial highlights for each class was a reclassification of $0.21, $0.32, $0.18 and $0.26 per share for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively, and a decrease in the Ratio of Net Investment Income (Loss) to Average Net Assets of 0.57%, 0.61%, 0.59% and 0.54% for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

  Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Climate Change, Genesis and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Global Real Estate and Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International and International Institutional:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For Century, Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Partners, Regency, Select Equities, Small and Mid Cap Growth, and Socially Responsive:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%

  Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class, Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  For the Trust Class of Focus, Guardian, International Large Cap, Partners, Real Estate, Regency, Small and Mid Cap Growth, Small Cap Growth and Socially Responsive (and for Equity Income prior to June 9, 2008 and Global Real Estate prior to July 11, 2008), the Advisor Class of each Fund, and Class A and Class C of Climate Change, Global Real Estate, Equity Income, International Large Cap, Large Cap Disciplined Growth and Select Equities, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class, 0.25% of such Advisor Class, 0.25% of such Class A's and 1.00% of such Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Investor Classes of Century, International, Regency, and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A and Class C of each Fund have agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended August 31, 2008, there were no reimbursements to Management under this agreement. At August 31, 2008, contingent liabilities to Management under the agreement were as follows:

				Expenses Deferred In Fiscal Period, August 31,
				2006	2007	2008
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2009	2010	2011
Century Fund Investor Class	1.50%		8/31/18	$109,822	$98,946	$114,962
Climate Change Fund Institutional Class	0.95%		8/31/11	—	—	179,923	(7)
Climate Change Fund Class A	1.20%		8/31/11	—	—	75,053	(7)
Climate Change Fund Class C	1.95%		8/31/11	—	—	8,633	(7)
Equity Income Fund Institutional Class	0.80%		8/31/11	—	84,036	147,078	(9)
Equity Income Fund Class A	1.16%		8/31/11	—	—	104,764	(9)
Equity Income Fund Class C	1.91%		8/31/11	—	—	4,317	(9)
Focus Fund Trust Class	1.50%		8/31/11	—	—	—
Focus Fund Advisor Class	1.50%		8/31/18	—	—	—
Focus Fund Institutional Class	0.75%		8/31/11	—	—	—
Genesis Fund Trust Class	1.50%		8/31/11	—	—	—
Genesis Fund Advisor Class	1.50%		8/31/18	—	—	—
Genesis Fund Institutional Class	0.85%		8/31/18	—	—	—
Global Real Estate Fund Institutional Class	1.00%		8/31/10	—	—	190,162	(3)
Global Real Estate Fund Class A	1.45%		8/31/11	—	—	213,232	(7)(10)
Global Real Estate Fund Class C	2.20%		8/31/11	—	—	2,350	(7)
Guardian Fund Trust Class	1.50%		8/31/11	—	—	—
Guardian Fund Advisor Class	1.50%		8/31/18	16,546	16,816	18,491
Guardian Fund Institutional Class	0.75%		8/31/11	—	—	—
International Fund Investor Class	1.40%		8/31/11	—	—	—
International Fund Trust Class	2.00%		8/31/18	—	—	—
International Institutional Fund Institutional Class	0.85	%(2)	8/31/18	1,114,659	1,588,898	1,304,181
International Large Cap Fund Trust Class	1.25%		8/31/11	165,601	63,756	51,118
International Large Cap Fund Institutional Class	0.90%		8/31/11	—	64,891	63,922
International Large Cap Fund Class A	1.30%		8/31/11	—	—	1,930	(4)
International Large Cap Fund Class C	2.00%		8/31/11	—	—	1,475	(4)
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/11	—	—	189,455	(4)
Large Cap Disciplined Growth Fund Class A	1.20%		8/31/11	—	—	31,333	(4)
Large Cap Disciplined Growth Fund Class C	1.95%		8/31/11	—	—	41,703	(4)
Mid Cap Growth Fund Trust Class	1.50%		8/31/11	—	—	—

				Expenses Deferred In Fiscal Period, August 31,
				2006	2007	2008
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2009	2010	2011
Mid Cap Growth Fund Advisor Class	1.50%		8/31/18	$17,364	$18,886	$21,479
Mid Cap Growth Fund Institutional Class	0.75%		8/31/11	—	18,664	5,692
Partners Fund Trust Class	1.50%		8/31/11	—	—	—
Partners Fund Advisor Class	1.50%		8/31/18	—	—	—
Partners Fund Institutional Class	0.70%		8/31/11	—	—	—
Real Estate Fund Trust Class	1.50	%(2)	8/31/18	246,578	126,728	202,213
Real Estate Fund Institutional Class	0.85%		8/31/18	—	—	1,565	(8)
Regency Fund Investor Class	1.50%		8/31/18	—	—	—
Regency Fund Trust Class	1.25%		8/31/18	38,694	45,898	64,085
Regency Fund Institutional Class	0.85%		8/31/11	—	—	—
Select Equities Fund Institutional Class	0.75%		8/31/11	—	—	204,528	(4)
Select Equities Fund Class A	1.20%		8/31/11	—	—	36,737	(4)
Select Equities Fund Class C	1.95%		8/31/11	—	—	10,276	(4)
Small and Mid Cap Growth Fund Trust Class	1.10%		8/31/11	—	167,603	156,067
Small and Mid Cap Growth Fund Institutional Class	0.75%		8/31/11	—	—	—
Small Cap Growth Fund Investor Class	1.30%		8/31/18	141,506	242,097	167,399
Small Cap Growth Fund Trust Class	1.40%		8/31/18	27,860	34,251	61,978
Small Cap Growth Fund Advisor Class	1.60%		8/31/18	25,052	28,271	36,185
Small Cap Growth Fund Institutional Class	0.90%		8/31/11	—	—	3,615
Socially Responsive Fund Trust Class	1.50%		8/31/11	—	—	—
Socially Responsive Fund Institutional Class	0.75%		8/31/11	—	—	8,868	(5)

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  In addition, Management has voluntarily undertaken to forgo current payment of fees and/or reimburse the Trust Class of Real Estate and the Institutional Class of International Institutional, so that their Operating Expenses are limited to 0.99% and 0.80%, respectively, per annum of their average daily net assets. For the year ended August 31, 2008, voluntary reimbursements for the Institutional Class of International Institutional and the Trust Class of Real Estate amounted to $250,256 and $297,429, respectively. This undertaking, which is terminable by Management upon notice to International Institutional and Real Estate, is in addition to the contractual undertaking as stated above.

(3)  Period from October 2, 2007 (Commencement of Operations) to August 31, 2008.

(4)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(5)  Period from November 28, 2007 (Commencement of Operations) to August 31, 2008.

(6)  Period from April 1, 2008 (Commencement of Operations) to August 31, 2008.

(7)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

(8)  Period from June 4, 2008 (Commencement of Operations) to August 31, 2008.

(9)  Period from June 9, 2008 (Commencement of Operations) to August 31, 2008. On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(10)  On July 11, 2008, Global Real Estate Fund's Trust Class was converted into the Fund's Class A.

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

  Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge, except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% contingent deferred sales charge ("CDSC") if shares are sold within one year after purchase.

  For the year ended August 31, 2008, Management, acting as underwriter and broker -dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter Net Commissions	CDSC	Broker-Dealer Net Commissions	CDSC
Climate Change Fund Class A	$—	$—	$—	$—
Climate Change Fund Class C	—	—	—	—
Equity Income Fund Class A	—	—	—	—
Equity Income Fund Class C	—	—	—	—
Global Real Estate Fund Class A	—	—	—	—
Global Real Estate Fund Class C	—	—	—	—
International Large Cap Fund Class A	—	—	—	—
International Large Cap Fund Class C	—	—	—	—
Large Cap Disciplined Fund Growth Class A	—	—	—	—
Large Cap Disciplined Growth Fund Class C	—	—	—	—
Select Equities Fund Class A	8,015	—	—	—
Select Equities Fund Class C	—	—	—	—

  The Funds entered into a commission recapture program, which enabled each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Pursuant to the agreement, brokers paid recaptured commissions to the Fund's custodian and the custodian directed these amounts toward payment of expenses such as custodial, transfer agency or accounting services.

Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement on the Funds was a reduction of expenses as follows:

Century	$840	Large Cap Disciplined Growth(2)	—
Equity Income	—	Mid Cap Growth	34,198
Focus	99,016	Partners	314,028
Genesis	215,635	Real Estate	12,424
Global Real Estate(1)	—	Regency	16,203
Guardian	72,291	Select Equities(2)	—
International	87,543	Small and Mid Cap Growth	1,416
International Institutional	28,868	Small Cap Growth	35,289
International Large Cap	12,825	Socially Responsive	61,137

(1)  Period from October 2, 2007 (Commencement of Operations) to March 31, 2008.

(2)  Period from December 20, 2007 (Commencement of Operations) to March 31, 2008.

  Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2008, the impact of this arrangement was a reduction of expenses of $7, $0, $502, $4,283, $58,909, $658, $12,728, $438, $203, $122, $688, $881, $11,285, $173, $121, $54, $128, $852, and $1,510 for Century, Climate Change, Equity Income, Focus, Genesis, Global Real Estate, Guardian, International, International Institutional, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Partners, Real Estate, Regency, Select Equities, Small and Mid Cap Growth, Small Cap Growth, and Socially Responsive, respectively.

Note C—Securities Transactions:

  During the year ended August 31, 2008, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Century	$19,926	$18,137	Large Cap Disciplined Growth(2)	22,406	4,327
Climate Change(3)	6,518	2,410	Mid Cap Growth	335,975	313,381
Equity Income	24,548	3,545	Partners	1,727,778	1,697,686
Focus	850,600	1,020,023	Real Estate	112,788	161,581
Genesis	2,371,476	2,014,393	Regency	81,117	94,043
Global Real Estate(1)	22,081	11,986	Select Equities(2)	8,531	1,800
Guardian	603,218	688,852	Small and Mid Cap Growth	11,175	11,010
International	565,552	1,037,178	Small Cap Growth	534,841	311,948
International Institutional	272,257	343,836	Socially Responsive	591,924	402,261
International Large Cap	208,923	172,316

(1)  Period from October 2, 2007 (Commencement of Operations) to August 31, 2008.

(2)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(3)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

  During the year ended August 31, 2008, there were brokerage commissions on securities transactions paid to affiliated brokers as follows:

(000's omitted)	Neuberger	Lehman Brothers Inc.	(000's omitted)	Neuberger	Lehman Brothers Inc.
Century(1)	$—	$2	Large Cap Disciplined Growth(3)	$—	$—
Climate Change(4)	—	—	Mid Cap Growth	—	63
Equity Income	2	26	Partners	—	479
Focus	—	179	Real Estate	1	26
Genesis	—	460	Regency	1	30
Global Real Estate(2)	—	11	Select Equities(3)	—	—
Guardian	—	190	Small and Mid Cap Growth	—	3
International	—	144	Small Cap Growth	—	63
International Institutional	—	73	Socially Responsive	—	143
International Large Cap	—	19

(1)  On September 14, 2007, Management voluntarily agreed to waive all brokerage commissions from September 17, 2007 to October 1, 2007 for Century, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

(2)  Period from October 2, 2007 (Commencement of Operations) to August 31, 2008.

(3)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(4)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2008 and August 31, 2007 was as follows:

	For the Year Ended August 31, 2008						For the Year Ended August 31, 2007
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Conversion of Trust Class Shares	Shares Issued in Connection with the Acquisition of Fasciano Fund (Note H)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Century:
Investor Class	545	—	—	—	(276)	269	109	—	(360)	(251)
Climate Change:(9)
Institutional Class	230	—	—	—	—	230	—	—	—	—
Class A	206	—	—	—	—	206	—	—	—	—
Class C	10	—	—	—	—	10	—	—	—	—
Equity Income:
Trust Class	—	22	(516)	—	(18)	(512)	500	12	—	512	(1)
Institutional Class(11)	—	3	516	—	—	519	—	—	—	—
Class A(11)	2,221	3	—	—	(18)	2,206	—	—	—	—
Class C(11)	129	—	—	—	(17)	112	—	—	—	—

	For the Year Ended August 31, 2008						For the Year Ended August 31, 2007
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Conversion of Trust Class Shares	Shares Issued in Connection with the Acquisition of Fasciano Fund (Note H)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Focus:
Investor Class	439	5,733		—	(5,122)	1,050	609	4,302	(5,712)	(801)
Trust Class	384	621	—	—	(1,727)	(722)	492	652	(2,620)	(1,476)
Advisor Class	170	287	—	—	(520)	(63)	246	234	(694)	(214)
Genesis:
Investor Class	9,275	9,338	—	7,701	(11,202)	15,112	6,664	4,531	(12,450)	(1,255)
Trust Class	22,066	14,796	—	—	(34,022)	2,840	12,512	9,498	(48,850)	(26,840)
Advisor Class	5,731	3,053	—	463	(6,257)	2,990	4,278	1,527	(9,610)	(3,805)
Institutional Class	31,370	13,106	—	—	(9,245)	35,231	18,705	4,875	(14,136)	9,444
Global Real Estate:(2)
Trust Class	535	19	(540)	—	(14)	—	—	—	—	—
Institutional Class	500	19	—	—	(36)	483	—	—	—	—
Class A(9)(12)	12	—	540	—	—	552	—	—	—	—
Class C(9)	12	—	—	—	—	12	—	—	—	—
Guardian:
Investor Class	3,834	9,112	—	—	(9,864)	3,082	3,079	4,975	(11,606)	(3,552)
Trust Class	1,206	1,013	—	—	(2,103)	116	1,268	747	(5,113)	(3,098)
Advisor Class	17	7	—	—	(31)	(7)	14	5	(31)	(12)
International:
Investor Class	1,973	4,364	—	—	(10,260)	(3,923)	2,792	2,710	(16,638)	(11,136)
Trust Class	3,875	4,740	—	—	(16,371)	(7,756)	6,181	2,691	(12,460)	(3,588)
International Institutional:
Institutional Class	1,740	8,347	—	—	(8,022)	2,065	5,752	1,394	(16,863)	(9,717)
International Large Cap:
Trust Class	2,267	237	—	—	(1,896)	608	4,294	6	(427)	3,873
Institutional Class	8,624	481	—	—	(6,995)	2,110	9,229	7	(71)	9,165 (3)
Class A(4)	219	—	—	—	(2)	217	—	—	—	—
Class C(4)	11	—	—	—	—	11	—	—	—	—

	For the Year Ended August 31, 2008						For the Year Ended August 31, 2007
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Conversion of Trust Class Shares	Shares Issued in Connection with the Acquisition of Fasciano Fund (Note H)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Large Cap Disciplined Growth:(4)
Institutional Class	360	—	—	—	—	360	—	—	—	—
Class A	849	—	—	—	(26)	823	—	—	—	—
Class C	893	—	—	—	—	893	—	—	—	—
Mid Cap Growth:
Investor Class	5,035	—	—	—	(5,776)	(741)	3,904	—	(5,207)	(1,303)
Trust Class	434	—	—	—	(461)	(27)	531	—	(223)	308
Advisor Class	163	—	—	—	(36)	127	49	—	(22)	27
Institutional Class	4,345	—	—	—	(727)	3,618	1,920	—	(205)	1,715 (5)
Partners:
Investor Class	13,919	2,820	—	—	(11,492)	5,247	6,567	1,538	(10,833)	(2,728)
Trust Class	13,231	1,662	—	—	(17,105)	(2,212)	13,815	814	(11,136)	3,493
Advisor Class	7,028	1,037	—	—	(6,982)	1,083	8,088	547	(12,249)	(3,614)
Institutional Class	1,911	180	—	—	(443)	1,648	323	76	(806)	(407)
Real Estate:
Trust Class	2,421	1,053	—	—	(6,263)	(2,789)	5,602	621	(3,980)	2,243
Institutional Class(10)	163	—	—	—	—	163	—	—	—
Regency:
Investor Class	1,380	499	—	—	(1,969)	(90)	1,290	54	(2,714)	(1,370)
Trust Class	1,352	371	—	—	(1,107)	616	1,679	37	(2,757)	(1,041)
Select Equities:(4)
Institutional Class	251	—	—	—	—	251	—	—	—	—
Class A	540	—	—	—	(6)	534	—	—	—	—
Class C	85	—	—	—	—	85	—	—	—	—
Small and Mid Cap Growth:
Trust Class	127	54	—	—	(125)	56	693	2	(18)	677 (6)

	For the Year Ended August 31, 2008						For the Year Ended August 31, 2007
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Conversion of Trust Class Shares	Shares Issued in Connection with the Acquisition of Fasciano Fund (Note H)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Small Cap Growth:
Investor Class	13,216	—	—	—	(2,858)	10,358	688	—	(780)	(92)
Trust Class	2,193	—	—	—	(450)	1,743	333	—	(79)	254
Advisor Class	1,043	—	—	—	(311)	732	162	—	(56)	106
Institutional Class(8)	239	—	—	—	—	239	—	—	—
Socially Responsive:
Investor Class	9,640	1,057	—	—	(6,795)	3,902	11,504	220	(3,237)	8,487
Trust Class	6,599	730	—	—	(4,846)	2,483	8,971	153	(4,696)	4,428
Institutional Class(7)	3,448	19	—	—	(538)	2,929	—	—	—	—

(1)  Period from November 2, 2006 (Commencement of Operations) to August 31, 2007.

(2)  Period from October 2, 2007 (Commencement of Operations) to August 31, 2008.

(3)  Period from October 6, 2006 (Commencement of Operations) to August 31, 2007.

(4)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(5)  Period from April 19, 2007 (Commencement of Operations) to August 31, 2007.

(6)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

(7)  Period from November 28, 2007 (Commencement of Operations) to August 31, 2008.

(8)  Period from April 1, 2008 (Commencement of Operations) to August 31, 2008.

(9)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

(10)  Period from June 4, 2008 (Commencement of Operations) to August 31, 2008.

(11)  Period from June 9, 2008 (Commencement of Operations) to August 31, 2008. On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class.

(12)  On July 11, 2008, Global Real Estate Fund's Trust Class was converted into the Fund's Class A.

Note E—Lines of Credit:

  At August 31, 2008, each Fund (except Climate Change, Equity Income, Global Real Estate, Large Cap Disciplined Growth, and Select Equities) was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Climate Change, Equity Income, Global Real Estate, Large Cap Disciplined Growth and Select Equities have been added to this line effective September 19, 2008. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% (0.09% as of September 19, 2008) per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2008. During the year ended August 31, 2008, none of the Funds utilized this line of credit.

  At August 31, 2008, International, International Institutional and International Large Cap were three of five holders of a single $100,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that a Fund will have access to the entire $100,000,000 at any particular time. During the year ended August 31, 2008, International, International Institutional, and International Large Cap did not utilize this line of credit. International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at A ugust 31, 2008.

Note F—Investments In Affiliates*:

Century Fund

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	88,340	8,634,701	8,408,911	314,130	$314,130	$14,996
Neuberger Berman Securities Lending Quality Fund, LLC****	—	72,600	72,600	—	—	21
Total					$314,130	$15,017

Climate Change

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	—	5,000,140	4,707,752	292,388	$292,388	$2,721

Equity Income

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	446,653	15,748,321	10,815,395	5,379,579	$5,379,579	$37,175

Focus

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	6,215,358	453,886,458	432,955,947	27,145,869	$27,145,869	$754,409
Neuberger Berman Securities Lending Quality Fund, LLC****	62,280,601	1,901,825,255	1,784,821,924	179,283,932	179,283,932	4,861,588
Total					$206,429,801	$5,615,997

Genesis

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Abaxis, Inc.	—	1,103,600	100	1,103,500	$21,948,615	$—
Alberto-Culver Co.	5,251,950	628,100	11,600	5,868,450	153,518,652	1,423,995
Alliant Techsystems	1,919,162	—	28,900	1,890,262	198,912,270	—
American Medical Systems Holdings	8,743,365	—	101,300	8,642,065	153,828,757	—
AmSurg Corp.	1,971,000	83,934	4,300	2,050,634	55,592,688	—
AptarGroup Inc.	6,386,800	590,000	13,200	6,963,600	281,259,804	3,531,960
Arbitron Inc.	1,984,567	—	4,100	1,980,467	94,983,197	793,007
Arena Resources	1,420,014	2,061,114	—	3,481,128	155,501,988	—
ArthroCare Corp.	—	2,963,662	—	2,963,662	75,988,294	—
Astec Industries	—		2,120,622	—	2,120,622	72,949,397
Bank of the Ozarks**	1,550,219	—	1,550,219	—	—	557,695
Big 5 Sporting Goods**	2,067,649	—	2,067,649	—	—	311,489
Blackbaud, Inc.	2,470,514	2,111,089	—	4,581,603	92,502,565	1,324,418
Boston Beer Company	—	1,059,319	—	1,059,319	47,637,575	—
Brady Corp.	4,126,900	27,700	405,400	3,749,200	137,633,132	2,450,850
Bucyrus International	2,214,550	2,209,950	54,900	4,369,600	305,216,560	440,963

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
CARBO Ceramics	2,031,200	138,500	29,200	2,140,500	$128,644,050	$1,185,268
Carrizo Oil & Gas	1,528,227	259,500	3,400	1,784,327	88,573,992	—
Chart Industries	1,207,300	1,116,928	3,400	2,320,828	107,175,837	—
Church & Dwight	6,243,818	—	572,800	5,671,018	354,438,625	1,918,300
CLARCOR Inc.	5,484,022	323,900	11,600	5,796,322	231,447,137	1,790,151
Compass Minerals International	3,615,300	—	7,500	3,607,800	249,912,306	4,782,735
DineEquity**(2)	1,443,900	—	1,443,900	—	—	531,425
Dionex Corp.	2,188,032	—	19,500	2,168,532	141,366,601	—
Drew Industries	1,451,700	928,200	4,000	2,375,900	38,085,677	—
Encore Acquisition**	3,537,800	50,000	1,807,000	1,780,800	91,818,048	—
Exponent, Inc.	—	1,225,235	—	1,225,235	37,688,229	—
Flotek Industries	—	1,494,200	2,600	1,491,600	25,133,460	—
Forward Air	1,672,900	602,900	4,100	2,271,700	80,168,293	597,135
Foundation Coal Holdings	2,794,100	231,300	44,200	2,981,200	176,337,980	554,400
Haemonetics Corp.	1,814,400	787,200	4,300	2,597,300	162,902,656	—
Healthcare Services Group	2,619,103	1,410,251	6,700	4,022,654	78,361,300	1,806,993
Hibbett Sports	1,985,300	—	92,837	1,892,463	45,229,866	—
Houston Wire & Cable**	1,748,702	—	1,521,062	227,640	3,838,010	467,628
Hub Group Class A	1,218,300	1,711,900	—	2,930,200	117,032,188	—
ICON PLC	906,300	2,527,400	2,700	3,431,000	139,744,630	—
ICU Medical**	1,461,500	—	1,461,500	—	—	—
IDEXX Laboratories**	1,603,281	1,561,781	194,200	2,970,862	167,259,531	—
Immucor Inc.	2,028,891	1,488,800	4,200	3,513,491	113,169,545	—
Integra LifeSciences Holdings	1,558,302	893,900	—	2,452,202	118,907,275	—
ION Geophysical(1)	3,396,100	2,125,000	10,200	5,510,900	88,835,708	—
J & J Snack Foods	1,194,716	326,200	2,500	1,518,416	51,155,435	461,824
K-V Pharmaceutical	2,266,247	1,436,500	6,500	3,696,247	83,350,370	—
Layne Christensen	—	2,059,065	—	2,059,065	113,001,487	—
Lindsay Corp.	—	961,350	—	961,350	78,744,179	70,856
Lithia Motors**	938,934	275,100	1,214,034	—	—	462,350
ManTech International	2,252,700	—	4,700	2,248,000	132,384,720	—
Matthews International	3,745,600	—	7,800	3,737,800	187,861,828	897,540
Mentor Corp.**	2,111,600	—	2,111,600	—	—	1,276,020
MICROS Systems	2,351,771	3,040,771	—	5,392,542	166,198,144	—
MTC Technologies**	1,556,800	—	1,556,800	—	—	—
MWI Veterinary Supply	823,568	419,661	1,700	1,241,529	48,903,827	—
NATCO Group	2,063,228	77,700	43,700	2,097,228	106,308,487	—
NCI, Inc. Class A**	374,999	—	800	374,199	10,028,533	—

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	583,117,490	1,561,756,747	1,320,956,724	823,917,513	$823,917,513	$20,582,274
Nordson Corp.	1,375,793	1,250,637	3,200	2,623,230	140,683,825	1,485,347
NovAtel Inc.**	791,000	—	791,000	—	—	—
Parallel Petroleum	2,976,641	581,200	6,300	3,551,541	47,022,403	—
Raven Industries	619,033	1,370,843	—	1,989,876	90,002,091	719,668
Ritchie Bros. Auctioneers	1,892,900	3,902,260	59,100	5,736,060	151,776,148	1,850,765
Rofin-Sinar Technologies	1,727,125	1,909,225	—	3,636,350	146,981,267	—
Ruddick Corp.	1,110,202	2,377,500	4,000	3,483,702	110,921,072	1,022,085
SI International**	824,000	—	550,466	273,534	8,542,467	—
Simpson Manufacturing	2,958,700	536,100	—	3,494,800	97,155,440	1,286,130
Sirona Dental Systems	1,238,400	1,736,826	—	2,975,226	81,788,963	—
Surmodics, Inc.	1,845,030	318,400	4,300	2,159,130	84,141,296	—
Tennant Co.	—	1,044,800	—	1,044,800	32,545,520	135,824
Titan International	—	2,137,147	—	2,137,147	57,147,311	4,256
Toro Co.	1,047,900	2,236,704	—	3,284,604	134,241,765	1,024,729
United Stationers	2,093,228	283,500	—	2,376,728	117,838,174	—
Wabtec Corp.	1,612,100	1,214,000	—	2,826,100	166,937,727	91,775
Westamerica Bancorp	2,125,943	117,300	—	2,243,243	114,854,042	3,055,793
Wright Medical Group	1,851,294	44,600	3,900	1,891,994	58,254,495	—
Zebra Technologies	4,437,247	123,600	445,000	4,115,847	128,496,743	—
Total					$8,204,729,710	$58,895,648

Global Real Estate

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	—	7,173,731	7,043,709	130,022	$130,022	$7,167

Guardian

	Balance of Shares Held (162007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	45,861,609	401,785,853	434,160,644	13,486,818	$13,486,818	$1,149,133
Neuberger Berman Securities Lending Quality Fund, LLC****	5,406,001	1,026,759,097	959,453,736	72,711,362	72,711,362	2,361,708
Total					$86,198,180	$3,510,841

International

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	32,281,472	576,136,182	560,683,207	47,734,447	$47,734,447	$1,799,513
Neuberger Berman Securities Lending Quality Fund, LLC****	134,521,903	804,898,856	894,930,545	44,490,214	44,490,214	3,462,294
Total					$92,224,661	$5,261,807

International Institutional

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	4,830,373	234,409,782	216,706,574	22,533,581	$22,533,581	$876,907
Neuberger Berman Securities Lending Quality Fund, LLC****	43,054,207	360,552,540	378,573,182	25,033,565	25,033,565	1,555,878
Total					$47,567,146	$2,432,785

International Large Cap

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	9,431,686	171,019,345	173,266,256	7,184,775	$7,184,775	$411,976
Neuberger Berman Securities Lending Quality Fund, LLC****	—	136,043,691	126,654,094	9,389,597	9,389,597	307,326
Total					$16,574,372	$719,302

Large Cap Disciplined Growth

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	—	10,785,090	9,226,250	1,558,840	$1,558,840	$9,375

Mid Cap Growth

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	21,110,481	141,545,947	128,726,097	33,930,331	$33,930,331	$941,623
Neuberger Berman Securities Lending Quality Fund, LLC****	72,604,601	698,147,128	708,177,101	62,574,628	62,574,628	3,177,446
Total					$96,504,959	$4,119,069

Partners

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	47,599,927	767,067,672	774,806,127	39,861,472	$39,861,472	$1,555,274
Neuberger Berman Securities Lending Quality Fund, LLC****	386,380,242	3,560,715,206	3,597,211,598	349,883,850	349,883,850	13,406,388
Total					$389,745,322	$14,961,662

Real Estate

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	2,355,992	48,235,019	48,861,820	1,729,191	$1,729,191	$52,748
Neuberger Berman Securities Lending Quality Fund, LLC****	15,973,001	152,258,697	158,538,666	9,693,032	9,693,032	333,506
Total					$11,422,223	$386,254

Regency

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	6,396,645	46,406,691	40,254,414	12,548,922	$12,548,922	$91,482
Neuberger Berman Securities Lending Quality Fund, LLC****	7,535,001	201,134,182	197,892,734	10,776,449	10,776,449	390,760
Total					$23,325,371	$482,242

Select Equities

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	—	6,631,345	4,335,465	2,295,880	$2,295,880	$19,394

Small and Mid Cap Growth

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	528,782	6,392,232	6,376,506	544,508	$544,508	$19,334

Small Cap Growth

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	1,841,528	214,939,081	192,371,658	24,408,951	$24,408,951	$214,607
Neuberger Berman Securities Lending Quality Fund, LLC****	4,026,801	299,341,072	247,631,315	55,736,558	55,736,558	989,420
Total					$80,145,509	$1,204,027

Socially Responsive

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2008	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC****	—	488,553,395	488,553,395	—	$—	$1,653,673

(1)  Effective September 24, 2007 this security underwent a name change from Input/Output, Inc. to ION Geophysical.

(2)  Effective June 2, 2008 this security underwent a name change from IHOP Corp. to DineEquity.

*  Affiliated issuers, as defined in the 1940 Act.

**  At August 31, 2008, the issuers of these securities were no longer affiliated with the Fund.

***  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

****  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Funds receive as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Funds.

Note G—Recent Accounting Pronouncements:

  In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effe ct of certain of the measurements reported in the statement of operations for a fiscal period.

  In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

Note H—Reorganization:

  On August 15, 2008, Genesis acquired all of the net assets of Neuberger Berman Fasciano Fund ("Fasciano") pursuant to a Plan of Reorganization and Dissolution approved by Fasciano shareholders. The merger was accomplished by a tax-free exchange of 7,700,868 shares of the Investor Class of Genesis (valued at $270,161,608) for the 7,608,283 shares of the Investor Class of Fasciano outstanding on August 15, 2008 and the 462,573 shares of the Advisor Class of Genesis (valued at $13,574,657) for the 1,451,583 shares of the Advisor Class of Fasciano outstanding on August 15, 2008. Fasciano's aggregate net assets at that date ($283,736,265, including $66,024,106 of net unrealized appreciation) were combined with those of Genesis. The combined net assets of Genesis immediately after the merger were $12,591,585,945.

Note I—Share Class Conversions

  On June 9, 2008, Trust Class shares of Equity Income converted into Institutional Class shares of Equity Income pursuant to a share class conversion ("Conversion"). The Conversion was accomplished by a tax-free conversion of 516,483 Trust Class shares of Equity Income (valued at $5,653,933) into 516,483 Institutional Class shares of Equity Income. The number of Institutional Class shares of Equity Income outstanding immediately after the Conversion was 516,483. The net assets of Institutional Class shares of Equity Income immediately after the Conversion were $5,653,933.

  On July 11, 2008, Trust Class shares of Global Real Estate converted into Class A shares of Global Real Estate pursuant to a share class conversion ("Conversion"). The Conversion was accomplished by a tax-free conversion of 539,642 Trust Class shares of Global Real Estate (valued at $3,790,768) into 539,788 Class A shares of Global Real Estate on a load-waived basis. The number of Class A shares outstanding immediately after the Conversion was 552,013. The net assets of Class A shares of Global Real Estate immediately after the Conversion were $3,876,622.

Note J—Subsequent Market Events

  Recent events have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including to some extent the Neuberger Berman Equity Funds. These events have included, but are not limited to, the Federal government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, which effectively gave control to the Federal government, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government bailout of American International Group, Inc ("AIG"), reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and U.K. governments banning short-selling. Securities of some of these companies are held by the Funds. Both domestic and international equity markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. The potential investment of each Funds' investments in certain issuers, and the financial markets in general, as reflected in each Fund's schedule of investments, exposes investors to the negative (or positive) performance resulting from these and other events.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Century Fund
Investor Class
8/31/2008	$7.45	$(0.00)	$(0.06)	$(0.06)	$—	$—	$—	$—
8/31/2007	$6.52	$(0.00)	$0.93	$0.93	$—	$—	$—	$—
8/31/2006	$6.22	$(0.02)	$0.33	$0.31	$(0.01)	$—	$—	$(0.01)
8/31/2005	$5.54	$0.01	$0.67	$0.68	$—	$—	$—	$—
8/31/2004	$5.42	$(0.03)	$0.15	$0.12	$—	$—	$—	$—
Climate Change Fund
Institutional Class
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.06	$(1.13)	$(1.07)	$—	$—	$—	$—
Class A
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.05	$(1.12)	$(1.07)	$—	$—	$—	$—
Class C
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.02	$(1.12)	$(1.10)	$—	$—	$—	$—
Equity Income Fund
Institutional Class‡‡
8/31/2008	$10.52	$0.31	$0.40	$0.71	$(0.27)	$(0.24)	$—	$(0.51)
Period from 11/2/2006^ to 8/31/2007	$10.00	$0.25	$0.52	$0.77	$(0.25)	$(0.00)	$—	$(0.25)
Class A
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.07	$(0.24)	$(0.17)	$(0.06)	$—	$—	$(0.06)
Class C
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.05	$(0.24)	$(0.19)	$(0.05)	$—	$—	$(0.05)

See Notes to Financial Highlights 167

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Century Fund
Investor Class
8/31/2008	$—	$7.39	(.81%)		$11.9	1.51%		1.50	%‡	(.00%)		167%
8/31/2007	$—	$7.45	14.26%		$10.0	1.51%		1.50	%‡	(.02%)		46%
8/31/2006	$—	$6.52	4.92%		$10.4	1.51%		1.49	%‡	(.27%)		64%
8/31/2005	$—	$6.22	12.27%		$11.2	1.50%		1.47	%‡	.09%		107%
8/31/2004	$—	$5.54	2.21%		$14.3	1.50%		1.49	%‡	(.55%)		66%
Climate Change Fund
Institutional Class
Period from 5/1/2008^ to 8/31/2008	$—	$8.93	(10.70	%)**	$2.1	.95	%*	.95	%‡*	1.72	%*	71	%**
Class A
Period from 5/1/2008^ to 8/31/2008	$—	$8.93	(10.70	%)**	$1.8	1.20	%*	1.20	%‡*	1.42	%*	71	%**
Class C
Period from 5/1/2008^ to 8/31/2008	$—	$8.90	(11.00	%)**	$0.1	1.95	%*	1.95	%‡*	.72	%*	71	%**
Equity Income Fund
Institutional Class‡‡
8/31/2008	$—	$10.72	7.01	%†††	$5.6	.97%		.96	%‡	2.94%		48%
Period from 11/2/2006^ to 8/31/2007	$—	$10.52	7.73	%**	$5.4	1.00	%*	1.00	%‡*	2.81	%*	26	%**
Class A
Period from 6/9/2008^ to 8/31/2008	$—	$10.72	(1.57	%)**	$23.6	1.17	%*	1.16	%‡*	2.72	%*	48	%Ø
Class C
Period from 6/9/2008^ to 8/31/2008	$—	$10.71	(1.72	%)**	$1.2	1.92	%*	1.90	%‡*	2.22	%*	48	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Focus Fund
Investor Class
8/31/2008	$32.79	$0.15	$(2.09)	$(1.94)	$(0.16)	$(5.91)	$—	$(6.07)
8/31/2007	$34.30	$0.15	$3.33	$3.48	$(0.15)	$(4.84)	$—	$(4.99)
8/31/2006	$37.21	$0.13	$2.24	$2.37	$(0.24)	$(5.04)	$—	$(5.28)
8/31/2005	$31.96	$0.21	$5.12	$5.33	$(0.08)	$—	$—	$(0.08)
8/31/2004	$32.28	$0.08	$(0.35)	$(0.27)	$(0.05)	$—	$—	$(0.05)
Trust Class
8/31/2008	$24.09	$0.06	$(1.54)	$(1.48)	$(0.09)	$(4.34)	$—	$(4.43)
8/31/2007	$25.19	$0.05	$2.46	$2.51	$(0.04)	$(3.57)	$—	$(3.61)
8/31/2006	$27.36	$0.04	$1.65	$1.69	$(0.16)	$(3.70)	$—	$(3.86)
8/31/2005	$23.51	$0.10	$3.76	$3.86	$(0.01)	$—	$—	$(0.01)
8/31/2004	$23.75	$0.01	$(0.24)	$(0.23)	$(0.01)	$—	$—	$(0.01)
Advisor Class
8/31/2008	$16.80	$0.02	$(1.08)	$(1.06)	$(0.07)	$(3.03)	$—	$(3.10)
8/31/2007	$17.57	$0.00	$1.71	$1.71	$—	$(2.48)	$—	$(2.48)
8/31/2006	$19.00	$(0.00)	$1.15	$1.15	$—	$(2.58)	$—	$(2.58)
8/31/2005	$16.35	$0.04	$2.61	$2.65	$—	$—	$—	$—
8/31/2004	$16.54	$(0.02)	(0.17)	$(0.19)	$—	$—	$—	$—
Genesis Fund
Investor Class
8/31/2008	$37.55	$(0.07)	$3.53	$3.46	$(0.16)	$(5.90)	$—	$(6.06)
8/31/2007	$34.92	$0.18	$5.58	$5.76	$(0.46)	$(2.67)	$—	$(3.13)
8/31/2006	$34.03	$(0.05)	$1.71	$1.66	$—	$(0.77)	$—	$(0.77)
8/31/2005	$27.03	$(0.08)	$7.97	$7.89	$—	$(0.89)	$—	$(0.89)
8/31/2004	$23.44	$(0.10)	$3.70	$3.60	$—	$(0.01)	$—	$(0.01)
Trust Class
8/31/2008	$53.69	$(0.14)	$5.12	$4.98	$(0.08)	$(8.43)	$—	$(8.51)
8/31/2007	$49.89	$0.24	$7.96	$8.20	$(0.60)	$(3.80)	$—	$(4.40)
8/31/2006	$48.66	$(0.11)	$2.44	$2.33	$—	$(1.10)	$—	$(1.10)
8/31/2005	$38.66	$(0.13)	$11.39	$11.26	$—	$(1.26)	$—	$(1.26)
8/31/2004	$33.54	$(0.16)	$5.30	$5.14	$—	$(0.02)	$—	$(0.02)

See Notes to Financial Highlights 169

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	$Portfolio Turnover Rate
Focus Fund
Investor Class
8/31/2008	$—	$24.78	(7.12%)	$795.6	.89%	.88	%‡	.56%	90%
8/31/2007	$—	$32.79	10.71%	$1,018.6	.88%	.87	%‡	.44%	53%
8/31/2006	$—	$34.30	7.00%	$1,093.1	.88%	.87	%‡	.37%	41%
8/31/2005	$—	$37.21	16.69%	$1,185.4	.87%	.87	%‡	.57%	19%
8/31/2004	$—	$31.96	(.84%)	$1,198.9	.86%	.85	%‡	.21%	27%
Trust Class
8/31/2008	$—	$18.18	(7.37%)	$41.5	1.11%	1.10	%‡	.31%	90%
8/31/2007	$—	$24.09	10.49%	$72.3	1.08%	1.07	%‡	.21%	53%
8/31/2006	$—	$25.19	6.81%	$112.8	1.06%	1.06	%‡	.14%	41%
8/31/2005	$—	$27.36	16.44%	$189.4	1.05%	1.04	%‡	.38%	19%
8/31/2004	$—	$23.51	(.98%)	$267.3	1.03%	1.02	%‡	.04%	27%
Advisor Class
8/31/2008	$—	$12.64	(7.55%)	$16.7	1.34%	1.33	%‡	.12%	90%
8/31/2007	$—	$16.80	10.23%	$23.3	1.29%	1.28	%‡	.02%	53%
8/31/2006	$—	$17.57	6.62%	$28.1	1.27%	1.26	%‡	(.03%)	41%
8/31/2005	$—	$19.00	16.21%	$35.3	1.24%	1.23	%‡	.20%	19%
8/31/2004	$—	$16.35	(1.15%)	$41.7	1.22%	1.21	%‡	(.13%)	27%
Genesis Fund
Investor Class
8/31/2008	$—	$34.95	10.18%	$2,386.8	1.03%	1.02	%‡	(.20%)	18%##
8/31/2007	$—	$37.55	17.51%	$1,997.2	1.03%	1.02	%‡	.51%	25%
8/31/2006	$—	$34.92	4.89%	$1,901.1	1.02%	1.02	%‡	(.15%)	19%
8/31/2005	$—	$34.03	29.68%	$1,823.2	1.04%	1.04	%‡	(.25%)	11%
8/31/2004	$—	$27.03	15.37%	$1,324.0	1.05%	1.05	%‡	(.38%)	23%
Trust Class
8/31/2008	$—	$50.16	10.22%	$4,799.6	1.09%	1.09	%‡	(.27%)	18%##
8/31/2007	$—	$53.69	17.41%	$4,985.5	1.10%	1.09	%‡	.48%	25%
8/31/2006	$—	$49.89	4.82%	$5,970.9	1.09%	1.09	%‡	(.22%)	19%
8/31/2005	$—	$48.66	29.63%	$6,348.2	1.10%	1.09	%‡	(.31%)	11%
8/31/2004	$—	$38.66	15.32%	$4,086.3	1.10%	1.10	%‡	(.42%)	23%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Advisor Class
8/31/2008	$31.43	$(0.16)	$2.98	$2.82	$(0.07)	$(4.93)	$—	$(5.00)
8/31/2007	$29.10	$0.06	$4.67	$4.73	$(0.18)	$(2.22)	$—	$(2.40)
8/31/2006	$28.46	$(0.14)	$1.42	$1.28	$—	$(0.64)	$—	$(0.64)
8/31/2005	$22.66	$(0.14)	$6.67	$6.53	$—	$(0.73)	$—	$(0.73)
8/31/2004	$19.71	$(0.15)	$3.11	$2.96	$—	$(0.01)	$—	$(0.01)
Institutional Class
8/31/2008	$51.52	$(0.01)	$4.90	$4.89	$(0.23)	$(8.09)	$—	$(8.32)
8/31/2007	$47.95	$0.32	$7.68	$8.00	$(0.78)	$(3.65)	$—	$(4.43)
8/31/2006	$46.66	$0.01	$2.34	$2.35	$—	$(1.06)	$—	$(1.06)
8/31/2005	$36.98	$(0.02)	$10.91	$10.89	$—	$(1.21)	$—	$(1.21)
8/31/2004	$32.00	$(0.06)	$5.06	$5.00	$—	$(0.02)	$—	$(0.02)
Global Real Estate Fund
Institutional Class
Period from 10/2/2007^ to 8/31/2008	$10.00	$0.13	$(2.61)	$(2.48)	$(0.31)	$—	$—	$(0.31)
Class Aµ
Period from 5/1/2008^ to 8/31/2008	$8.50	$0.03	$(1.27)	$(1.24)	$(0.06)	$—	$—	$(0.06)
Class C
Period from 5/1/2008^ to 8/31/2008	$8.50	$0.03	$(1.29)	$(1.26)	$(0.05)	$—	$—	$(0.05)
Guardian Fund
Investor Class
8/31/2008	$19.89	$0.11	$(1.05)	$(0.94)	$(0.13)	$(2.24)	$—	$(2.37)
8/31/2007	$18.64	$0.14	$2.49	$2.63	$(0.07)	$(1.31)	$—	$(1.38)
8/31/2006	$17.52	$0.08	$1.16	$1.24	$(0.12)	$—	$—	$(0.12)
8/31/2005	$14.46	$0.13	$2.98	$3.11	$(0.05)	$—	$—	$(0.05)
8/31/2004	$12.92	$0.05	$1.53	$1.58	$(0.04)	$—	$—	$(0.04)

See Notes to Financial Highlights 171

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
8/31/2008	$—	$29.25	9.89%		$596.8	1.35%	1.34	%‡	(.53%)	18%##
8/31/2007	$—	$31.43	17.14%		$547.2	1.35%	1.35	%‡	.20%	25%
8/31/2006	$—	$29.10	4.52%		$617.4	1.35%	1.34	%‡	(.47%)	19%
8/31/2005	$—	$28.46	29.31%		$661.0	1.35%	1.35	%‡	(.56%)	11%
8/31/2004	$—	$22.66	15.02%		$438.5	1.36%	1.35	%‡	(.68%)	23%
Institutional Class
8/31/2008	$—	$48.09	10.48%		$4,781.4	.84%	.84	%‡	(.03%)	18%##
8/31/2007	$—	$51.52	17.73%		$3,307.5	.85%	.84	%‡	.65%	25%
8/31/2006	$—	$47.95	5.05%		$2,625.7	.85%	.85	%‡§	.03%	19%
8/31/2005	$—	$46.66	29.95%		$1,788.7	.85%	.85	%‡§	(.06%)	11%
8/31/2004	$—	$36.98	15.62%		$912.4	.85%	.85	%‡	(.17%)	23%
Global Real Estate Fund
Institutional Class
Period from 10/2/2007^ to 8/31/2008	$—	$7.21	(25.13	%)**	$3.5	1.01%*	1.00	%‡*	1.71%*	133%**
Class Aµ
Period from 5/1/2008^ to 8/31/2008	$—	$7.20	(25.29	%)**	$4.0	1.45%*	1.45	%‡*	1.31%*	133%**
Class C
Period from 5/1/2008^ to 8/31/2008	$—	$7.19	(25.50	%)**	$0.1	2.20%*	2.20	%‡*	1.18%*	133%**
Guardian Fund
Investor Class
8/31/2008	$—	$16.58	(5.38%)		$1,252.9	.89%	.88	%‡	.59%	42%
8/31/2007	$—	$19.89	14.48%		$1,441.6	.88%	.87	%‡	.69%	20%
8/31/2006	$—	$18.64	7.09%		$1,417.0	.89%	.88	%‡	.47%	34%
8/31/2005	$—	$17.52	21.52%		$1,415.2	.90%	.90	%‡	.83%	20%
8/31/2004	$—	$14.46	12.24%		$1,300.6	.91%	.90	%‡	.35%	25%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
8/31/2008	$15.64	$0.06	$(0.82)	$(0.76)	$(0.10)	$(1.76)	$—	$(1.86)
8/31/2007	$14.66	$0.07	$1.98	$2.05	$(0.04)	$(1.03)	$—	$(1.07)
8/31/2006	$13.79	$0.04	$0.91	$0.95	$(0.08)	$—	$—	$(0.08)
8/31/2005	$11.39	$0.08	$2.35	$2.43	$(0.03)	$—	$—	$(0.03)
8/31/2004	$10.18	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)
Advisor Class
8/31/2008	$17.55	$(0.01)	$(0.92)	$(0.93)	$—	$(1.97)	$—	$(1.97)
8/31/2007	$16.48	$0.01	$2.22	$2.23	$—	$(1.16)	$—	$(1.16)
8/31/2006	$15.49	$(0.02)	$1.01	$0.99	$—	$—	$—	$—
8/31/2005	$12.83	$(0.04)	$2.70	$2.66	$—	$—	$—	$—
8/31/2004	$11.48	$(0.01)	$1.36	$1.35	$—	$—	$—	$—
International Fund
Investor Class
8/31/2008	$25.68	$0.38	$(4.26)	$(3.88)	$(0.80)	$(3.36)	$—	$(4.16)
8/31/2007	$24.23	$0.26	$3.81	$4.07	$(0.29)	$(2.33)	$—	$(2.62)
8/31/2006	$21.01	$0.28	$3.81	$4.09	$(0.13)	$(0.75)	$—	$(0.88)
8/31/2005	$15.42	$0.15	$5.54	$5.69	$(0.11)	$—	$—	$(0.11)
8/31/2004	$11.58	$0.10	$3.89	$3.99	$(0.16)	$—	$—	$(0.16)
Trust Class
8/31/2008	$28.18	$0.39	$(4.69)	$(4.30)	$(0.77)	$(3.68)	$—	$(4.45)
8/31/2007	$26.52	$0.27	$4.16	$4.43	$(0.24)	$(2.53)	$—	$(2.77)
8/31/2006	$22.93	$0.31	$4.16	$4.47	$(0.08)	$(0.81)	$—	$(0.89)
8/31/2005	$16.80	$0.14	$6.04	$6.18	$(0.06)	$—	$—	$(0.06)
8/31/2004	$12.60	$0.03	$4.27	$4.30	$(0.11)	$—	$—	$(0.11)
International Institutional Fund
Institutional Class
8/31/2008	$14.44	$0.28	$(2.42)	$(2.14)	$(0.50)	$(1.96)	$—	$(2.46)
8/31/2007	$12.69	$0.20	$2.04	$2.24	$(0.18)	$(0.31)	$—	$(0.49)
8/31/2006	$10.95	$0.22	$1.60	$1.82	$(0.03)	$(0.05)	$—	$(0.08)
Period from 6/17/2005^ to 8/31/2005	$10.00	$0.00	$0.95	$0.95	$—	$—	$—	$—

See Notes to Financial Highlights 173

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
8/31/2008	$—	$13.02	(5.52%)	$103.6	1.07%	1.06	%‡	.41%	42%
8/31/2007	$—	$15.64	14.30%	$122.7	1.05%	1.05	%‡	.47%	20%
8/31/2006	$—	$14.66	6.90%	$160.5	1.05%	1.04	%‡	.31%	34%
8/31/2005	$—	$13.79	21.33%	$180.0	1.05%	1.04	%‡	.64%	20%
8/31/2004	$—	$11.39	12.09%	$282.7	1.04%	1.04	%‡	.21%	25%
Advisor Class
8/31/2008	$—	$14.65	(5.96%)	$0.9	1.50%	1.50	%‡	(.04%)	42%
8/31/2007	$—	$17.55	13.82%	$1.1	1.50%	1.50	%‡	.04%	20%
8/31/2006	$—	$16.48	6.39%	$1.3	1.50%	1.49	%‡	(.12%)	34%
8/31/2005	$—	$15.49	20.73%	$0.6	1.50%	1.50	%‡	(.28%)	20%
8/31/2004	$—	$12.83	11.76%	$6.7	1.31%	1.30	%‡	(.09%)	25%
International Fund
Investor Class
8/31/2008	$0.00	$17.64	(17.11%)	$405.2	1.26%	1.25	%‡	1.80%	53%
8/31/2007	$0.00	$25.68	17.44%	$690.6	1.25%	1.23	%‡	1.02%	42%
8/31/2006	$0.01	$24.23	20.07%	$921.4	1.26%	1.25	%‡§	1.19%	48%
8/31/2005	$0.01	$21.01	37.08%	$455.5	1.40%	1.39	%‡	.82%	38%
8/31/2004	$0.01	$15.42	34.73%	$162.1	1.57%	1.57	%‡§	.68%	72%
Trust Class
8/31/2008	$0.00	$19.43	(17.21%)	$417.7	1.36%	1.35	%‡	1.64%	53%
8/31/2007	$0.00	$28.18	17.34%	$824.3	1.34%	1.33	%‡	.96%	42%
8/31/2006	$0.01	$26.52	20.02%	$870.9	1.33%	1.32	%‡§	1.21%	48%
8/31/2005	$0.01	$22.93	36.89%	$233.2	1.50%	1.48	%‡	.70%	38%
8/31/2004	$0.01	$16.80	34.31%	$16.7	1.93%	1.93	%‡§	.17%	72%
International Institutional Fund
Institutional Class
8/31/2008	$0.00	$9.84	(16.90%)	$411.5	.81%	.80	%^^	2.32%	58%
8/31/2007	$0.00	$14.44	17.97%	$574.3	.83%	.83	%^^	1.44%	59%
8/31/2006	$0.00	$12.69	16.68%	$627.6	.85%	.85	%^^	1.78%	45%
Period from 6/17/2005^ to 8/31/2005	$—	$10.95	9.50%**	$42.2	.85%*	.85	%^^*	.14%*	14%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Large Cap Fund
Trust Class
8/31/2008	$12.09	$0.24	$(1.63)	$(1.39)	$(0.18)	$(0.40)	$—	$(0.58)
8/31/2007	$10.19	$0.17	$1.79	$1.96	$(0.05)	$(0.01)	$—	$(0.06)
Period from 8/1/2006^ to 8/31/2006	$10.00	$0.01	$0.18	$0.19	$—	$—	$—	$—
Institutional Class
8/31/2008	$12.11	$0.29	$(1.63)	$(1.34)	$(0.22)	$(0.40)	$—	$(0.62)
Period from 10/6/2006^ to 8/31/2007	$10.19	$0.19	$1.80	$1.99	$(0.06)	$(0.01)	$—	$(0.07)
Class A
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.08	$(1.26)	$(1.18)	$—	$—	$—	$—
Class C
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.16	$(1.40)	$(1.24)	$—	$—	$—	$—
Large Cap Disciplined Growth Fund
Institutional Class
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.05	$(0.99)	$(0.94)	$—	$—	$—	$—
Class A
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.02	$(0.99)	$(0.97)	$—	$—	$—	$—
Class C
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.03)	$(0.98)	$(1.01)	$—	$—	$—	$—
Mid Cap Growth Fund
Investor Class
8/31/2008	$10.54	$(0.05)	$(0.96)	$(1.01)	$—	$—	$—	$—
8/31/2007	$8.17	$(0.03)	$2.40	$2.37	$—	$—	$—	$—
8/31/2006	$7.45	$(0.03)	$0.75	$0.72	$—	$—	$—	$—
8/31/2005	$5.86	$(0.04)	$1.63	$1.59	$—	$—	$—	$—
8/31/2004	$5.58	$(0.04)	$0.32	$0.28	$—	$—	$—	$—

See Notes to Financial Highlights 175

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Large Cap Fund
Trust Class
8/31/2008	$0.00	$10.12	(11.95%)		$51.5	1.28%	1.27	%‡	2.07%	97%
8/31/2007	$0.00	$12.09	19.24%		$54.2	1.25%	1.24	%‡	1.42%	23%
Period from 8/1/2006^ to 8/31/2006	$—	$10.19	1.90	%**	$6.2	1.25%*	1.25	%‡*	1.32%*	6	%**
Institutional Class
8/31/2008	$0.00	$10.15	(11.60%)		$114.4	.93%	.92	%‡	2.59%	97%
Period from 10/6/2006^ to 8/31/2007	$0.00	$12.11	19.56	%**	$111.0	.90%*	.89	%‡*	1.80%*	23	%Ø
Class A
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.12	(10.44	%)**	$2.2	1.34%*	1.34	%‡*	1.15%*	97	%Ø
Class C
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.06	(10.97	%)**	$0.1	2.04%*	2.03	%‡*	2.05%*	97	%Ø
Large Cap Disciplined Growth Fund
Institutional Class
Period from 12/20/2007^ to 8/31/2008	$—	$9.06	(9.40	%)**	$3.3	.77%*	.76	%‡*	.77%*	66	%**
Class A
Period from 12/20/2007^ to 8/31/2008	$—	$9.03	(9.70	%)**	$7.4	1.23%*	1.21	%‡*	.24%*	66	%**
Class C
Period from 12/20/2007^ to 8/31/2008	$—	$8.99	(10.10	%)**	$8.0	1.97%*	1.95	%‡*	(.48%)*	66	%**
Mid Cap Growth Fund
Investor Class
8/31/2008	$—	$9.53	(9.58%)		$396.7	1.01%	1.01	%‡	(.49%)	70%
8/31/2007	$—	$10.54	29.01%		$446.3	1.03%	1.02	%‡	(.33%)	49%
8/31/2006	$—	$8.17	9.66%		$356.7	1.05%	1.04	%‡	(.36%)	45%
8/31/2005	$—	$7.45	27.13%		$342.2	1.07%	1.06	%‡	(.65%)	65%
8/31/2004	$—	$5.86	5.02%		$306.2	1.09%	1.06	%‡	(.63%)	102%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
8/31/2008	$16.11	$(0.11)	$(1.46)	$(1.57)	$—	$—	$—	$—
8/31/2007	$12.53	$(0.09)	$3.67	$3.58	$—	$—	$—	$—
8/31/2006	$11.46	$(0.08)	$1.15	$1.07	$—	$—	$—	$—
8/31/2005	$9.04	$(0.09)	$2.51	$2.42	$—	$—	$—	$—
8/31/2004	$8.62	$(0.07)	$0.49	$0.42	$—	$—	$—	$—
Advisor Class
8/31/2008	$16.64	$(0.16)	$(1.50)	$(1.66)	$—	$—	$—	$—
8/31/2007	$12.96	$(0.12)	$3.80	$3.68	$—	$—	$—	$—
8/31/2006	$11.88	$(0.10)	$1.18	$1.08	$—	$—	$—	$—
8/31/2005	$9.40	$(0.11)	$2.59	$2.48	$—	$—	$—	$—
8/31/2004	$9.00	$(0.10)	$0.50	$0.40	$—	$—	$—	$—
Institutional Class
8/31/2008	$10.55	$(0.02)	$(0.96)	$(0.98)	$—	$—	$—	$—
Period from 4/29/2007^ to 8/31/2007	$9.97	$(0.01)	$0.59	$0.58	$—	$—	$—	$—
Partners Fund
Investor Class
8/31/2008	$32.10	$0.13	$(2.01)	$(1.88)	$(0.12)	$(1.20)	$—	$(1.32)
8/31/2007	$28.71	$0.14	$3.96	$4.10	$(0.20)	$(0.51)	$—	$(0.71)
8/31/2006	$28.62	$0.24	$1.43	$1.67	$(0.27)	$(1.31)	$—	$(1.58)
8/31/2005	$21.41	$0.21	$7.17	$7.38	$(0.17)	$—	$—	$(0.17)
8/31/2004	$19.22	$0.16	$2.04	$2.20	$(0.01)	$—	$—	$(0.01)
Trust Class
8/31/2008	$24.75	$0.06	$(1.56)	$(1.50)	$(0.08)	$(0.92)	$—	$(1.00)
8/31/2007	$22.14	$0.06	$3.05	$3.11	$(0.11)	$(0.39)	$—	$(0.50)
8/31/2006	$22.02	$0.15	$1.11	$1.26	$(0.13)	$(1.01)	$—	$(1.14)
8/31/2005	$16.48	$0.13	$5.51	$5.64	$(0.10)	$—	$—	$(0.10)
8/31/2004	$14.81	$0.10	$1.57	$1.67	$—	$—	$—	$—
Advisor Class
8/31/2008	$21.45	$0.02	$(1.35)	$(1.33)	$(0.05)	$(0.80)	$—	$(0.85)
8/31/2007	$19.18	$0.02	$2.65	$2.67	$(0.06)	$(0.34)	$—	$(0.40)
8/31/2006	$19.01	$0.10	$0.94	$1.04	$(0.01)	$(0.86)	$—	$(0.87)
8/31/2005	$14.23	$0.07	$4.77	$4.84	$(0.06)	$—	$—	$(0.06)
8/31/2004	$12.82	$0.03	$1.38	$1.41	$—	$—	$—	$—

See Notes to Financial Highlights 177

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
8/31/2008	$—	$14.54	(9.75%)	$11.7	1.25%	1.25	%‡	(.73%)	70%
8/31/2007	$—	$16.11	28.57%	$13.4	1.31%	1.30	%‡	(.63%)	49%
8/31/2006	$—	$12.53	9.34%	$6.6	1.33%	1.32	%‡	(.65%)	45%
8/31/2005	$—	$11.46	26.77%	$7.6	1.27%	1.26	%‡	(.85%)	65%
8/31/2004	$—	$9.04	4.87%	$9.5	1.21%	1.19	%‡	(.77%)	102%
Advisor Class
8/31/2008	$—	$14.98	(9.98%)	$3.2	1.50%	1.49	%‡	(.98%)	70%
8/31/2007	$—	$16.64	28.40%	$1.5	1.50%	1.49	%‡	(.80%)	49%
8/31/2006	$—	$12.96	9.09%	$0.8	1.50%	1.49	%‡	(.80%)	45%
8/31/2005	$—	$11.88	26.38%	$1.1	1.50%	1.49	%‡	(1.08%)	65%
8/31/2004	$—	$9.40	4.44%	$2.1	1.50%	1.48	%‡	(1.05%)	102%
Institutional Class
8/31/2008	$—	$9.57	(9.29%)	$51.1	.75%	.75	%‡	(.22%)	70%
Period from 4/29/2007^ to 8/31/2007	$—	$10.55	5.82%**	$18.1	.75%*	.74	%‡*	(.25%)*	49	%Ø
Partners Fund
Investor Class
8/31/2008	$—	$28.90	(6.22%)	$2,193.1	.81%	.80	%‡	.42%	41%
8/31/2007	$—	$32.10	14.33%	$2,267.6	.81%	.80	%‡	.44%	47%
8/31/2006	$—	$28.71	5.87%	$2,106.7	.82%	.82	%‡	.84%	33%
8/31/2005	$—	$28.62	34.59%	$1,826.9	.86%	.85	%‡	.83%	61%
8/31/2004	$—	$21.41	11.43%	$1,280.8	.88%	.87	%‡	.76%	67%
Trust Class
8/31/2008	$—	$22.25	(6.40%)	$1,004.0	.99%	.99	%‡	.23%	41%
8/31/2007	$—	$24.75	14.09%	$1,171.5	1.00%	.99	%‡	.26%	47%
8/31/2006	$—	$22.14	5.70%	$970.5	1.00%	.99	%‡	.66%	33%
8/31/2005	$—	$22.02	34.34%	$532.8	1.03%	1.02	%‡	.66%	61%
8/31/2004	$—	$16.48	11.28%	$283.8	1.04%	1.02	%‡	.60%	67%
Advisor Class
8/31/2008	$—	$19.27	(6.56%)	$559.0	1.15%	1.14	%‡	.08%	41%
8/31/2007	$—	$21.45	13.94%	$599.0	1.15%	1.14	%‡	.11%	47%
8/31/2006	$—	$19.18	5.56%	$605.0	1.15%	1.14	%‡	.52%	33%
8/31/2005	$—	$19.01	34.04%	$85.6	1.25%	1.23	%‡	.40%	61%
8/31/2004	$—	$14.23	11.00%	$13.7	1.26%	1.24	%‡	.25%	67%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
8/31/2008	$32.28	$0.19	$(2.04)	$(1.85)	$(0.17)	$(1.20)	$—	$(1.37)
8/31/2007	$28.72	$0.19	$3.96	$4.15	$(0.08)	$(0.51)	$—	$(0.59)
Period from 6/7/2006^ to 8/31/2006	$28.12	$0.19	$0.41	$0.60	$—	$—	$—	$—
Real Estate Fund
Trust Class
8/31/2008	$14.21	$0.22	$(1.04)	$(0.82)	$(0.19)	$(2.39)	$(0.16)	$(2.74)
8/31/2007	$15.69	$0.17	$(0.09)	$0.08	$(0.19)	$(1.37)	$—	$(1.56)
8/31/2006	$14.73	$0.20	$3.39	$3.59	$(0.27)	$(2.36)	$—	$(2.63)
8/31/2005	$14.13	$0.19	$3.28	$3.47	$(0.23)	$(2.64)	$—	$(2.87)
8/31/2004	$11.49	$0.26	$3.17	$3.43	$(0.28)	$(0.52)	$—	$(0.80)
Institutional Class
Period from 6/4/2008^ to 8/31/2008	$10.88	$0.07	$(0.22)	$(0.15)	$(0.04)	$—	$(0.03)	$(0.07)
Regency Fund
Investor Class
8/31/2008	$18.65	$0.07	$(1.75)	$(1.68)	$(0.14)	$(1.81)	$—	$(1.95)
8/31/2007	$16.52	$0.13	$2.19	$2.32	$(0.10)	$(0.09)	$—	$(0.19)
8/31/2006	$17.37	$0.13	$0.39	$0.52	$(0.06)	$(1.31)	$—	$(1.37)
8/31/2005	$14.44	$0.01	$4.08 §§	$4.09	$—	$(1.16)	$—	$(1.16)
8/31/2004	$12.14	$(0.03)	$2.33	$2.30	$—	$—	$—	$—
Trust Class
8/31/2008	$16.26	$0.04	$(1.52)	$(1.48)	$(0.11)	$(1.58)	$—	$(1.69)
8/31/2007	$14.41	$0.08	$1.91	$1.99	$(0.06)	$(0.08)	$—	$(0.14)
8/31/2006	$15.13	$0.09	$0.34	$0.43	$(0.02)	$(1.13)	$—	$(1.15)
8/31/2005	$12.61	$(0.01)	$3.56 §§	$3.55	$—	$(1.03)	$—	$(1.03)
8/31/2004	$10.61	$(0.03)	$2.03	$2.00	$—	$—	$—	$—
Select Equities Fund
Institutional Class
Period from 12/20/2007— to 8/31/2008	$10.00	$0.08	$(0.88)	$(0.80)	$—	$—	$—	$—

See Notes to Financial Highlights 179

Expenses to
Average Net
Assets# Average Net
Assets
	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)		Ratio of Net		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
8/31/2008	$—	$29.06	(6.08%)		$168.1	.66%	.65	%‡	.59%	41%
8/31/2007	$—	$32.28	14.49%		$133.5	.66%	.65	%‡	.59%	47%
Period from 6/7/2006^ to 8/31/2006	$—	$28.72	2.13	%**	$130.5	.70%*	.69	%‡*	2.85%*	33	%Ø
Real Estate Fund
Trust Class
8/31/2008	$0.00	$10.65	(5.32%)		$53.0	1.00%	.97	%‡	1.93%	187%
8/31/2007	$0.00	$14.21	(.43%)		$110.4	.99%	.97	%‡	1.06%	99%
8/31/2006	$0.00	$15.69	28.50%		$86.7	1.11%	1.09	%‡	1.39%	97%
8/31/2005	$0.00	$14.73	27.06%		$46.8	1.50%	1.48	%‡	1.40%	129%
8/31/2004	$0.01	$14.13	31.03%		$40.1	1.50%	1.47	%‡	2.05%	148%
Institutional Class
Period from 6/4/2008^ to 8/31/2008	$0.00	$10.66	(1.31	%)**	$1.7	.87%*	.86	%‡*	2.76%*	187	%Ø
Regency Fund
Investor Class
8/31/2008	$—	$15.02	(9.93%)		$79.1	1.13%	1.11	%‡	.43%	60%
8/31/2007	$—	$18.65	14.10%		$99.9	1.09%	1.08	%‡	.72%	80%
8/31/2006	$—	$16.52	2.94%		$111.1	1.12%	1.11	%‡	.75%	52%
8/31/2005	$—	$17.37	29.26%		$107.9	1.21%	1.20	%‡§	.09%	91%
8/31/2004	$—	$14.44	18.95%		$33.5	1.50%	1.49	%‡§	(.22%)	62%
Trust Class
8/31/2008	$—	$13.09	(10.03%)		$52.8	1.26%	1.24	%‡	.30%	60%
8/31/2007	$—	$16.26	13.84%		$55.6	1.25%	1.24	%‡	.51%	80%
8/31/2006	$—	$14.41	2.81%		$64.2	1.25%	1.24	%‡	.61%	52%
8/31/2005	$—	$15.13	29.13%		$36.1	1.38%	1.37	%‡	(.10%)	91%
8/31/2004	$—	$12.61	18.85%		$19.8	1.50%	1.49	%‡	(.22%)	62%
Select Equities Fund
Institutional Class
Period from 12/20/2007^ to 8/31/2008	$—	$9.20	(8.00	%)**	$2.3	.76%*	.76	%‡*	1.17%*	53	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.04	$(0.86)	$(0.82)	$—	$—	$—	$—
Class C
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.01)	$(0.87)	$(0.88)	$—	$—	$—	$—
Small and Mid Cap Growth Fund
Trust Class
8/31/2008	$12.60	$(0.08)	$(1.11)	$(1.19)	$—	$(0.86)	$—	$(0.86)
Period from 9/5/2006^ to 8/31/2007	$10.00	$(0.04)	$2.70	$2.66	$(0.06)	$—	$—	$(0.06)
Small Cap Growth Fund
Investor Class
8/31/2008	$19.15	$(0.18)	$(1.05)	$(1.23)	$—	$—	$—	$—
8/31/2007	$15.01	$(0.18)	$4.32	$4.14	$—	$—	$—	$—
8/31/2006	$14.19	$(0.19)	$1.01	$0.82	$—	$—	$—	$—
8/31/2005	$10.71	$(0.19)	$3.67	$3.48	$—	$—	$—	$—
8/31/2004	$10.88	$(0.14)	$(0.03)	$(0.17)	$—	$—	$—	$—
Trust Class
8/31/2008	$21.05	$(0.21)	$(1.17)	$(1.38)	$—	$—	$—	$—
8/31/2007	$16.52	$(0.21)	$4.74	$4.53	$—	$—	$—	$—
8/31/2006	$15.62	$(0.22)	$1.12	$0.90	$—	$—	$—	$—
8/31/2005	$11.78	$(0.21)	$4.05	$3.84	$—	$—	$—	$—
8/31/2004	$11.98	$(0.15)	$(0.05)	$(0.20)	$—	$—	$—	$—
Advisor Class
8/31/2008	$14.08	$(0.17)	$(0.78)	$(0.95)	$—	$—	$—	$—
8/31/2007	$11.07	$(0.17)	$3.18	$3.01	$—	$—	$—	$—
8/31/2006	$10.49	$(0.16)	$0.74	$0.58	$—	$—	$—	$—
8/31/2005	$7.92	$(0.15)	$2.72	$2.57	$—	$—	$—	$—
8/31/2004	$8.04	$(0.11)	$(0.01)	$(0.12)	$—	$—	$—	$—
Institutional Class
Period from 4/1/2008^ to 8/31/2008	$17.64	$(0.04)	$0.35	$0.31	$—	$—	$—	$—

See Notes to Financial Highlights 181

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
Period from 12/20/2007^ to 8/31/2008	$—	$9.18	(8.20	%)**	$4.9	1.24%*	1.24	%‡*	.63%*	53	%**
Class C
Period from 12/20/2007^ to 8/31/2008	$—	$9.12	(8.80	%)**	$0.8	1.99%*	1.98	%‡*	(.08%)*	53	%**
Small and Mid Cap Growth Fund
Trust Class
8/31/2008	$—	$10.55	(10.05%)		$7.7	1.11%	1.09	%‡	(.67%)	135%
Period from 9/5/2006^ to 8/31/2007	$—	$12.60	26.65	%**	$8.5	1.10%*	1.08	%‡*	(.34%)*	110	%**
Small Cap Growth Fund
Investor Class
8/31/2008	$—	$17.92	(6.42%)		$239.9	1.31%	1.29	%‡	(.93%)	185%
8/31/2007	$—	$19.15	27.58%		$58.1	1.30%	1.27	%‡	(1.01%)	153%
8/31/2006	$—	$15.01	5.78%		$46.9	1.60%	1.57	%‡	(1.21%)	142%
8/31/2005	$—	$14.19	32.49%		$45.0	1.75%	1.71	%‡	(1.47%)	204%
8/31/2004	$—	$10.71	(1.56%)		$43.3	1.75%	1.71	%‡	(1.20%)	146%
Trust Class
8/31/2008	$—	$19.67	(6.56%)		$42.3	1.41%	1.39	%‡	(1.04%)	185%
8/31/2007	$—	$21.05	27.42%		$8.5	1.40%	1.38	%‡	(1.08%)	153%
8/31/2006	$—	$16.52	5.76%		$2.5	1.66%	1.63	%‡	(1.26%)	142%
8/31/2005	$—	$15.62	32.60%		$2.7	1.75%	1.71	%‡	(1.48%)	204%
8/31/2004	$—	$11.78	(1.67%)		$2.7	1.75%	1.70	%‡	(1.20%)	146%
Advisor Class
8/31/2008	$—	$13.13	(6.75%)		$13.6	1.61%	1.59	%‡	(1.23%)	185%
8/31/2007	$—	$14.08	27.19%		$4.3	1.60%	1.57	%‡	(1.30%)	153%
8/31/2006	$—	$11.07	5.53%		$2.2	1.77%	1.74	%‡	(1.36%)	142%
8/31/2005	$—	$10.49	32.45%		$1.0	1.90%	1.86	%‡	(1.62%)	204%
8/31/2004	$—	$7.92	(1.49%)		$0.5	1.90%	1.86	%‡	(1.36%)	146%
Institutional Class
Period from 4/1/2008^ to 8/31/2008	$—	$17.95	1.76	%**	$4.3	.91%*	.90	%‡*	(.55%)*	185	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Socially Responsive Fund
Investor Class
8/31/2008	$27.20	$0.15	$(1.85)	$(1.70)	$(0.13)	$(0.86)	$—	$(0.99)
8/31/2007	$23.88	$0.18	$3.42	$3.60	$(0.04)	$(0.24)	$—	$(0.28)
8/31/2006	$22.91	$0.09	$1.73	$1.82	$(0.14)	$(0.71)	$—	$(0.85)
8/31/2005	$19.48	$0.18	$3.79	$3.97	$(0.03)	$(0.51)	$—	$(0.54)
8/31/2004	$18.55	$0.04	$1.81	$1.85	$(0.05)	$(0.87)	$—	$(0.92)
Trust Class
8/31/2008	$18.81	$0.07	$(1.28)	$(1.21)	$(0.10)	$(0.59)	$—	$(0.69)
8/31/2007	$16.53	$0.08	$2.38	$2.46	$(0.01)	$(0.17)	$—	$(0.18)
8/31/2006	$15.84	$0.03	$1.20	$1.23	$(0.06)	$(0.48)	$—	$(0.54)
8/31/2005	$13.47	$0.12	$2.60	$2.72	$(0.00)	$(0.35)	$—	$(0.35)
8/31/2004	$12.79	$0.00	$1.26	$1.26	$(0.01)	$(0.57)	$—	$(0.58)
Institutional Class
Period from 11/28/2007^ to 8/31/2008	$26.93	$0.16	$(1.57)	$(1.41)	$(0.13)	$(0.86)	$—	$(0.99)

See Notes to Financial Highlights 183

	Redemption Feesøø	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund
Investor Class
8/31/2008	$—	$24.51	(6.49%)		$804.0	.90%	.89%	.57%	35%
8/31/2007	$—	$27.20	15.15%		$786.2	.91%	.90%	.66%	16%
8/31/2006	$—	$23.88	8.08%		$487.5	.95%	.95%	.39%	23%
8/31/2005	$—	$22.91	20.57%		$330.0	1.02%	1.01%	.83%	21%
8/31/2004	$—	$19.48	10.06%		$215.6	1.07%	1.06%	.19%	35%
Trust Class
8/31/2008	$—	$16.91	(6.67%)		$361.5	1.09%	1.08%	.38%	35%
8/31/2007	$—	$18.81	14.93%		$355.5	1.10%	1.09%	.45%	16%
8/31/2006	$—	$16.53	7.93%		$239.2	1.13%	1.12%	.21%	23%
8/31/2005	$—	$15.84	20.36%		$140.1	1.17%	1.17%	.78%	21%
8/31/2004	$—	$13.47	9.89%		$42.3	1.26%	1.25%	.00%	35%
Institutional Class
Period from 11/28/2007^ to 8/31/2008	$—	$24.53	(5.47	%)**	$71.8	.75%*	.74%‡*	.83%*	35	%Ø

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Returns assume dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the years ended August 31, 2005 and August 31, 2004 Management reimbursed Partners fo r losses incurred in connection with the disposition of foreign forward currency contracts, which had no impact on total return.

‡‡  On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

µ  On July 11, 2008, Global Real Estate Fund's Trust Class was converted into the Fund's Class A.

†††  During the period from November 2, 2006 through June 9, 2008, the Fund's Trust Class had only one investor which could have impacted Fund performance. On June 9, 2008, the Fund's Trust Class shares were converted into the Fund's Institutional Class shares and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2008		2007		2006	2005	2004
Century Fund Investor Class	2.53%		2.44%		2.51%	2.35%	2.05%
Climate Change Fund Institutional Class(11)	25.07%		—		—	—	—
Climate Change Fund Class A(11)	16.79%		—		—	—	—
Climate Change Fund Class C(11)	28.56%		—		—	—	—
Equity Income Fund Institutional Class	3.63	%(13)	2.91	%(6)	—	—	—
Equity Income Fund Class A(13)	5.67%		—		—	—	—
Equity Income Fund Class C(13)	6.94%		—		—	—	—
Focus Fund Investor Class	.89%		.87%		.87%	.87%	.86%
Focus Fund Trust Class	1.10%		1.07%		1.06%	1.04%	1.02%
Focus Fund Advisor Class	1.33%		1.28%		1.26%	1.23%	1.22%
Genesis Fund Investor Class	1.03%		1.03%		1.02%	1.04%	1.05%
Genesis Fund Trust Class	1.09%		1.10%		1.09%	1.10%	1.10%
Genesis Fund Advisor Class	1.35%		1.35%		1.35%	1.35%	1.36%
Genesis Fund Institutional Class	.85%		.85%		.85%	.85%	.86%
Global Real Estate Fund Institutional Class(8)	5.95%		—		—	—	—
Global Real Estate Fund Class A(11)(14)	10.13%		—		—	—	—
Global Real Estate Fund Class C(11)	9.95%		—		—	—	—
Guardian Fund Investor Class	.89%		.87%		.88%	.90%	.90%

Notes to Financial Highlights (cont'd)

	Year Ended August 31,
	2008	2007		2006		2005	2004
Guardian Fund Trust Class	1.06%	1.05%		1.04%		1.05%	1.04%
Guardian Fund Advisor Class	3.44%	2.85%		3.13%		1.68%	1.31%
International Fund Investor Class	1.26%	1.24%		1.25%		1.42%	1.58%
International Fund Trust Class	1.35%	1.33%		1.32%		1.50%	1.94%
International Large Cap Fund Trust Class	1.37%	1.48%		37.46	%(1)	—	—
International Large Cap Fund Institutional Class	.97%	.99	%(4)	—		—	—
International Large Cap Fund Class A(7)	1.70%	—		—		—	—
International Large Cap Fund Class C(7)	4.08%	—		—		—	—
Large Cap Disciplined Growth Fund Institutional Class(7)	11.98%	—		—		—	—
Large Cap Disciplined Growth Fund Class A(7)	3.45%	—		—		—	—
Large Cap Disciplined Growth Fund Class C(7)	4.14%	—		—		—	—
Mid Cap Growth Fund Investor Class	1.01%	1.02%		1.04%		1.06%	1.06%
Mid Cap Growth Fund Trust Class	1.25%	1.30%		1.32%		1.26%	1.19%
Mid Cap Growth Fund Advisor Class	2.38%	3.39%		2.85%		2.87%	2.14%
Mid Cap Growth Fund Institutional Class	.78%	1.03	%(5)	—		—	—
Partners Fund Investor Class	.80%	.80%		.82%		.85%	.87%
Partners Fund Trust Class	.99%	.99%		.99%		1.02%	1.03%
Partners Fund Advisor Class	1.14%	1.14%		1.15%		1.23%	1.24%
Partners Fund Institutional Class	.65%	.65%		.96	%(2)	—	—
Real Estate Fund Trust Class	1.83%	1.59%		1.90%		1.86%	1.93%
Real Estate Fund Institutional Class(12)	1.77%	—		—		—	—
Regency Fund Investor Class	1.12%	1.08%		1.12%		1.20%	1.49%
Regency Fund Trust Class	1.36%	1.31%		1.32%		1.39%	1.66%
Select Equities Fund Institutional Class(7)	13.92%	—		—		—	—
Select Equities Fund Class A(7)	3.99%	—		—		—	—
Select Equities Fund Class C(7)	7.21%	—		—		—	—
Small and Mid Growth Fund Trust Class	2.92%	3.66	%(3)	—		—	—
Small Cap Growth Fund Investor Class	1.42%	1.76%		1.86%		1.90%	1.77%
Small Cap Growth Fund Trust Class	1.64%	2.22%		2.47%		2.50%	2.17%
Small Cap Growth Fund Advisor Class	1.96%	2.58%		3.24%		4.58%	6.28%
Small Cap Growth Fund Institutional Class(10)	1.10%	—		—		—	—
Socially Responsive Fund Institutional Class(9)	.76%	—		—		—	—

  (1)  Period from August 1, 2006 to August 31, 2006.

  (2)  Period from June 7, 2006 to August 31, 2006.

  (3)  Period from September 5, 2006 to August 31, 2007.

  (4)  Period from October 6, 2006 to August 31, 2007.

  (5)  Period from April 19, 2007 to August 31, 2007.

  (6)  Period from November 2, 2006 to August 31, 2007.

  (7)  Period from December 20, 2007 to August 31, 2008.

  (8)  Period from October 2, 2007 to August 31, 2008.

Notes to Financial Highlights (cont'd)

  (9)  Period from November 28, 2007 to August 31, 2008.

  (10)  Period from April 1, 2008 to August 31, 2008.

  (11)  Period from May 1, 2008 to August 31, 2008.

  (12)  Period from June 4, 2008 to August 31, 2008.

  (13)  Period from June 9, 2008 to August 31, 2008. On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.
  (14)  On July 11, 2008, Global Real Estate Fund's Trust Class was converted into the Fund's Class A.

^^  After utilization of the Line of Credit by International Institutional and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, and the Fund had not utilized the Line of Credit the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2008	2007	2006	2005
International Institutional Fund Institutional Class	1.11%	1.12%	1.20%	2.90	%(1)

  (1)  Period from June 17, 2005 to August 31, 2005

§  After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had each Fund not made such reimbursements or Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2007	2006	2005	2004
Genesis Fund Institutional Class	—	.84%	.85%	—
International Fund Investor Class	—	1.24%	—	1.57%
International Fund Trust Class	—	1.32%	—	1.93%
Partners Fund Institutional Class	.64%	—	—	—
Regency Fund Investor Class	—	—	1.18%	1.42%

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Redemption fees are charged on Global Real Estate, International, International Institutional, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

§§  Included in this gain is a voluntary reimbursement from Management for all brokerage commissions from June 6, 2005 to July 20, 2005 to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

*  Annualized.

**  Not annualized.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2006 for Partners, for the year ended August 31, 2007 for International Large Cap and Mid Cap Growth, and for the period ended August 31, 2008 for Equity Income, Global Real Estate, International Large Cap, Real Estate, Small Cap Growth, and Socially Responsive.

##  Portfolio turnover excludes purchases and sales of securities by Fasciano prior to the merger date (see Note H of Notes to Financial Statements).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Climate Change Fund
Neuberger Berman Equity Income Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Global Real Estate Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Institutional Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund
Neuberger Berman Select Equities Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Climate Change Fund (Climate Change), Neuberger Berman Equity Income Fund (Equity Income), Neuberger Berman Focus Fund (Focus), Neuberger Berman Genesis Fund (Genesis), Neuberger Berman Global Real Estate Fund (Global Real Estate), Neuberger Berman Guardian Fund (Guardian), Neuberger Berman International Fund (International), Neuberger Berman International Institutional Fund (International Institutional), Neuberger Berman International Large Cap Fund (International Large Cap), Neuberger Berman Partners Fund (Partners), Neuberger Berman Real Estate Fund (Real Estate), and Neuberger Berman Select Equities Fund (Select Equities), twelve of the series constituting Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2008, and the related statements of operations for the year then ended for Equit y Income, Focus, Genesis, Guardian, International Fund, International Institutional, International Large Cap, Partners, and Real Estate and the period from May 1, 2008 (commencement of operations) to August 31, 2008 for Climate Change, the period from October 2, 2007 (commencement of operations) to August 31, 2008 for Global Real Estate, and the period from December 20, 2007 (commencement of operations) to August 31, 2008 for Select Equities, the statements of changes in net assets for each of the two years in the period then ended for Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Partners and Real Estate for the year ended August 31, 2008, and for the period from November 2, 2006 (commencement of operations), to August 31, 2007 for Equity Income, and for the period from May 1, 2008 (commencement of operations) to August 31, 2008 for Climate Change, the period from October 2, 2007 (commencement of operations) to August 31, 2008 for Global Real Estate, and the period from December 20, 2007 (commencement of operations) to August 31, 2008 for Select Equities and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above-mentioned series of Neuberger Berman Equity Funds at August 31, 2008, the results of their operations for the year then ended for Equity Income, Focus, Genesis, Guardian, International Fund, International Institutional, International Large Cap, Partners, and Real Estate and the period from May 1, 2008 (commencement of operations) to August 31, 2008 for Climate Change, the period from October 2, 2007 (commencement of operations) to August 31, 2008 for Global Real Estate, and the period from December 20, 2007 (commencement of operations) to August 31, 2008 for Select Equities, the changes in their net assets for each of the two years in the period then ended for Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Partners and Real Estate, and the period from May 1, 2008 (commencement of operations) to August 31, 2008, for Climate Change, and the period from November 2, 2006 (commencement of operations) to August 31, 2007 for Equity Income, the period from October 2, 2007 (commencement of operations) to August 31, 2008 for Global Real Estate, and the period from December 20, 2007 (commencement of operations) to August 31, 2008 for Select Equities and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 22, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Century Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund (formerly, Neuberger Berman Manhattan Fund), Neuberger Berman Regency Fund, Neuberger Berman Small Cap Growth Fund (formerly, Neuberger Berman Millennium Fund), Neuberger Berman Small and Mid Cap Growth Fund (formerly, Neuberger Berman All Cap Growth Fund), and Neuberger Berman Socially Responsive Fund, each a series of the Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2008, and the related statements of operations for the year then ended (with respect to Neuberger Berman Large Cap Disciplined Growth Fund, the period December 20, 2007 to August 31, 2008), the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman La rge Cap Disciplined Growth Fund, the period December 20, 2007 to August 31, 2008), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman Large Cap Disciplined Growth Fund, the period December 20, 2007 to August 31, 2008, and with respect to Neuberger Berman Small and Mid Cap Growth Fund, the two years in the period then ended). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used an d significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds, as of August 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 15, 2008

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A and Class C Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class, and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Support Services
800.366.6264

Legal Counsel

K & L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	62	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	62	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Martha C. Goss (1949)	Trustee since 2004	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	62	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	62	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (1927)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	62	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	62	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	62	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	62	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (1928)	Trustee since 1993	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	62	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
William E. Rulon (1932)	Trustee since 1986	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	62	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (1931)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	62	None.

Tom D. Seip (1950)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	62	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	62	Director, Montpelier Re (reinsurance company), since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	62	None.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are "Interested Persons"

Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings, LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	62	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

Peter E. Sundman* (1959)	Chairman of the Board, Chief Executive Officer and Trustee since 1999; President from 1999 to 2000 and since 2008	Executive Vice President, Neuberger Berman Holdings LLC (holding company), since 1999; Head of Neuberger Berman Holdings LLC's Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, Management since 1999; Managing Director, Neuberger, since 2005; formerly, Executive Vice President, Neuberger, 1999 to December 2005; formerly, Principal, Neuberger, 1997 to 1999; formerly, Senior Vice President, Management, 1996 to 1999.	62	Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Holdings LLC (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman is an interested person of the Trust by virtue of the fact that he is an officers and director of Management Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (1970)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1997; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Claudia A. Brandon (1956)	Secretary since 1985	Senior Vice President, Neuberger, since 2007; Vice President-Mutual Fund Board Relations, Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006 and Employee since 1999; Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (1956)	Executive Vice President since 2008; prior thereto, Vice President since 2000	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; Senior Vice President, Management, since 2000; Vice President, fifteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, three since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (1950)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002	Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003	Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (eight since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Chamaine Williams (1971)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and one since 2006); formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Small and Mid Cap Growth Fund and Neuberger Berman Socially Responsive Fund hereby designate $19,877, $184,214,412, $1,724,892,718, $169,628,176, $139,013,741, $54,732,059, $2,010,927, $151,482,195, $10,578,900, $13,464,501, $218,139 and $36,967,425, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2008, each fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Fund's distributions during the calendar year 2008 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Century Fund	$154,911
Climate Change Fund	31,799
Equity Income Fund	283,031
Focus Fund	13,203,698
Genesis Fund	73,958,089
Global Real Estate Fund	283,164
Guardian Fund	20,818,745
International Fund	33,881,968
International Institutional Fund	15,323,121
International Large Cap Fund	6,563,196
Large Cap Disciplined Growth Fund	64,039
Mid Cap Growth Fund	1,324,474
Partners Fund	48,289,450
Real Estate Fund	2,084,478
Regency Fund	2,006,412
Select Equities Fund	39,466
Small and Mid Cap Growth Fund	17,384
Small Cap Growth Fund	305,430
Socially Responsive Fund	16,539,924

Report of Votes of Shareholders (Unaudited)

A special meeting of shareholders of Neuberger Berman Fasciano Fund ("Fasciano"), a series of Neuberger Berman Equity Funds (the "Trust"), was held on August 1, 2008. Fasciano shareholders voted on the following matter: To approve a Plan of Reorganization and Dissolution involving Fasciano and Neuberger Berman Genesis Fund ("Genesis"), also a series of the Trust, and the transactions contemplated thereby, including (a) the transfer of all the assets of Fasciano to, and the assumption of all the liabilities of Fasciano by, Genesis in exchange solely for two classes of shares of Genesis, (b) the distribution of those Genesis shares pro rata to shareholders of the respective two classes of Fasciano and (c) the dissolution of Fasciano thereafter.

Proposal—To approve the Plan of Reorganization and Dissolution and the transactions contemplated thereby.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Number of shares	4,329,558	148,547	273,368	—

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on December 13, 2007, the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Climate Change Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the experience and staffing of the portfolio management and investment research personnel who will perform services for the Fund. The Board noted that Management would also provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for the Fund.

The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0599 10/08

_____________________________________________________________

Convergence Fund Commentary

Neuberger Berman Convergence Fund posted a decline for the fiscal year ended August 31, 2008, trailing its S&P 500 Index benchmark.

The Fund’s primary objective is to invest in telecommunications, media and technology (TMT) stocks that have potential for above-average earnings growth. The Fund focuses on companies that we believe will be major beneficiaries from the convergence of digital technologies on a variety of platforms over time. We actively manage the portfolio, which consists of positions in equity securities.

We see a number of catalysts that we believe will continue drawing the TMT sectors together. These include digitalization, broadband connectivity and technology advancement, consumer demand for mobility and control, the increasing mandate for ease of use and flexibility, and the reshaping of the competitive landscape, as companies merge distinct lines of business to gain scale and invest in next-generation services in order to become diversified media distribution networks.

During the reporting period, the stock market declined considerably as volatility increased and concerns over rising oil prices, declining real estate values, a widening trade deficit and a potential recession grew. While the S&P 500 climbed to a record high in early October 2007, it eventually gave up its gains and ended the reporting period with a substantial loss, despite a handful of efforts by the Fed to shore up the economy with rate cuts. Within the S&P 500, Financials had the biggest decline, followed by Telecom and Consumer Discretionary. Industrials and Information Technology also declined in value.

The Fund’s Consumer Discretionary, Telecom and Information Technology holdings, overall, outperformed their sector equivalents. The Fund’s Telecom holdings, which were overweight, included companies that lease antenna towers. Many of those companies were able to expand their revenues during the reporting period as wireless applications, such as personal digital devices and wireless Internet access continued to grow in popularity. Yet Fund holdings outperformed benchmark equivalents by a modest amount and Telecom was the second-worst performing sector within the S&P 500. So, our holdings in this category had the largest adverse impact on relative performance.

Relative performance was also harmed by the portfolio lacking exposure to certain sectors that aren’t included within the Fund’s investment mandate that had positive performance, including Consumer Staples, Energy, Materials and Utilities.

Information Technology represented approximately half of the Fund’s assets and had the largest positive contribution to relative performance. Fund holdings benefited from increased demand in emerging markets for personal computers. Demand in those markets has increased as the cost of computers has declined, which has made the technology affordable in regions where it was previously too expensive for many consumers.

Sincerely,

Robert Corman, David Levine, Fayad Abbasi and Hari Srinivasan
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The portfolio’s concentration in telecommunications, media and technology investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting one or more of the industries in which the portfolio concentrates.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Convergence Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

SECTOR ALLOCATION
(% of Equity Market Value)
Consumer Discretionary	8.9%
Industrial	2.6
Information Technology	62.3
Other	2.4
Telecomm Service	23.8
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN[1,4]
	Inception Date	1 Year	Life of Fund
Trust Class[3]	01/09/2007	(12.57%)	(0.47%)
S&P 500[2]		(11.14%)	(3.82%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund’s returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

_____________________________________________________________

Dividend Fund Commentary

For the fiscal year ended August 31, 2008, Neuberger Berman Dividend Fund posted a decline, but outperformed its benchmark, the S&P 500 Index.

During the generally difficult equity market of the past year, our high quality, dividend yield focused strategy and its execution were advantageous. Approximately 80% of the Fund’s net assets consist of stocks selected by the Neuberger Berman Research Group. In addition, the stocks must have dividend yields at purchase that surpass that of the S&P 500. Emphasizing yield and the potential for capital appreciation, the Fund’s portfolio managers select stocks for the remaining roughly 20% of the Fund’s assets.

During the fiscal year, holdings within Consumer Staples, a sector that is typically less sensitive to weakness in consumer spending and confidence, were positive for the portfolio. We were slightly overweighted in the Energy sector, with a focus on oil and natural gas, and those investments also had a positive impact on returns, regardless of recent price volatility. Health Care was another strong sector for us during the fiscal year, with investments focused on pharmaceuticals. Materials sector holdings, particularly companies in metals and mining, also added a small performance advantage over the benchmark.

Investments that negatively impacted the portfolio during this reporting period included Consumer Discretionary stocks. While our weighting was below that of the benchmark in what was a relatively weak sector this year, poor stock selection in Media companies negatively impacted performance. We were also underweighted in the Financial sector on ongoing concerns about stability, but results here had a negative impact as well. Technology was another area of weakness, with concerns about slowing in the global economy damaging earnings and restraining stock prices.

As we look forward, we are evaluating what appear to be attractive values in the Financial, Utility and Energy sectors.  The sell off in the Energy stocks has created some great values in many exploration and production companies. These stocks offer interesting yields and the opportunity for future dividend growth.  As we consider the financial sector for future investment, we are ever mindful that the future business model is evolving.  Therefore, any future investments in the sector will have to be in companies where we have the highest level of conviction in their future earnings power and dividend growth potential.  With regard to the Utility sector, it has become more interesting to us because many utilities that have a portion of their revenue generated by the unregulated part of their business have become quite cheap.

In this market, and always, our strategy is to favor individual securities that not only meet our dividend yield and potential for dividend growth requirements, but also represent good value and where we believe the business models are somewhat immune to the market and economic factors.

Sincerely,

Richard Levine and Michelle Stein
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Dividend Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

SECTOR ALLOCATION
(% of Equity Market Value)
Consumer Discretionary	3.4%
Consumer Staples	6.9
Energy	19.7
Financials	19.2
Health Care	6.0
Industrials	15.0
Information Technology	1.2
Materials	7.8
Telecomm Service	2.5
Utilities	18.3
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN[1,4]

	Inception Date	1 Year	Life of Fund
Trust Class[3]	11/02/2006	(3.68%)	3.65%
S&P 500[2]		(11.14%)	(1.49%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund’s returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

_____________________________________________________________

Energy Fund Commentary

Neuberger Berman Energy Fund generated a positive return for the fiscal year ended August 31, 2008, substantially outpacing the negative performance of its benchmark, the S&P 500 Index.

The Fund seeks long-term growth of capital by investing primarily in common stocks of companies involved in energy-related activities. It may invest in companies of any market capitalization as well as both domestic and foreign companies.

During the reporting period, the Fund’s assets were allocated primarily to Energy and Utilities stocks. In addition to outperforming the S&P 500, the Fund outpaced the Energy Select Sector SPDR, which was the most actively traded energy sector ETF and was up more than 8% during the twelve-month period. This comparison suggests that Fund performance benefited not only from a strong environment for energy stocks in general, but also from good stock selection within the sector. The Fund’s investments in unconventional oil and gas companies performed especially well and played a substantial role in helping the Fund’s Energy sector holdings outperform benchmark counterparts.

The Fund’s Utilities holdings, overall, earned positive returns, while their benchmark counterparts were flat. Utility holdings benefited from the Fund’s focus on firms that produce energy with low carbon footprints, such as nuclear power and wind generation.
Additionally, certain independent power companies in the Fund’s portfolio performed well.

We believe that energy markets are in a long-term secular uptrend driven by a lack of investment in new capacity, the advancing maturity of the resource base and rising global energy demand. Global demand for energy has been increasing rapidly due to worldwide economic expansion, especially in emerging markets such as China, India and the Middle East. These factors have resulted in tightening supply/demand fundamentals across most industry segments, including oil and gas production, oil and gas pipelines, power, oil and gas gathering, refining, oil and gas storage, shipping, and liquefied natural gas liquefaction and regasification.

Sincerely,

Ron Silvestri and Todd Heltman
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The portfolio’s concentration in energy-related investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the energy sector.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Energy Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

INDUSTRY ALLOCATION
(% of Total Net Assets)
Electric Utilities	14.0%
Energy Equipment & Services	8.0
Gas Utilities	3.8
Independent Power Producers & Energy Traders	3.7
Multi-Utilities	1.9
Oil, Gas & Consumable Fuels	65.5
Short-Term Investments	3.2
Liabilities, less cash, receivables and other assets	(0.1)
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN[1,4]
	Inception Date	1 Year	Life of Fund
Trust Class[3]	10/17/2006	23.47%	25.01%
S&P 500[2]		(11.14%)	(1.47%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund’s returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

_____________________________________________________________

Research Opportunities Fund Commentary

Neuberger Berman Research Opportunities Fund posted a decline for the fiscal year ended August 31, 2008 but outpaced its benchmark, the S&P 500 Index.

The Fund seeks to capitalize on the “best ideas” of Neuberger Berman’s in-house research department by investing exclusively in stocks that are rated “Buy” by our analysts. If an analyst downgraded the rating on a stock, it would be sold. In April, we began to maintain neutral weightings of industry sectors.

During the reporting period, the stock market declined considerably as volatility increased and concerns over rising oil prices, declining real estate values, a widening trade deficit and a potential recession grew. While the S&P 500 climbed to a record high in early October of 2007, it eventually gave up its gains and ended the reporting period with a substantial loss, despite a handful of efforts by the Fed to shore up the economy with rate cuts.

During the reporting period, Fund holdings outperformed benchmark equivalents in the Energy, Financials, Materials, Utilities, Health Care and Information Technology sectors. Even though Financials sector holdings declined in value, they still substantially outperformed benchmark counterparts, so they had the largest positive impact on relative performance. In this sector, holdings of firms that perform financial processes, such as recordkeeping functions, helped improve results and other holdings, such as insurers, positioned the portfolio defensively. The Fund also had minimal exposure to banks and broker/dealers.

The Fund’s Health Care holdings, on an overall basis, earned positive returns, even though benchmark counterparts declined. The Fund benefited by holding biotech stocks and defensive stocks, such as hospital supplies companies. The Fund also benefited by avoiding pharmaceutical stocks, which performed poorly.

Utilities holdings also helped performance on a relative and absolute basis. In this sector, the Fund benefited by holding Utility companies that use clean energy for producing power.

In contrast, Industrial holdings, which declined in value, had the largest adverse impact on relative performance and a considerable adverse impact on absolute performance. Holdings in this sector were harmed by the overall economic slowdown.

Sincerely,

Robert Corman and David Levine
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Research Opportunities Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

SECTOR ALLOCATION
(% of Equity Market Value)
Consumer Discretionary	8.4%
Consumer Staples	11.3
Energy	13.3
Financials	14.3
Health Care	12.3
Industrials	11.2
Information Technology	16.2
Materials	3.6
Other	2.7
Telecomm Service	3.2
Utilities	3.5
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN[1,4]
	Inception Date	1 Year	Life of Fund
Trust Class[3]	11/02/2006	(7.53%	1.72%
S&P 500[2]		(11.14%)	(1.49%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund’s returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

_____________________________________________________________

Endnotes

1.

“Total Return” includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

2.

Please see “Glossary of Indices” on the following page for a description of the index. Please note that the index does not take into account any fees and expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of the index are prepared or obtained by Neuberger Berman Management LLC (“Management”) and assume reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described index.

3.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2011, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. Absent such reimbursements, the performance of the Fund during the fiscal year ended August 31, 2008 would have been less. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense.

4.	The Fund recently commenced operations and therefore the performance is shown over a relatively short period which may not be indicative of the Fund’s long-term performance.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

_____________________________________________________________

Glossary of Indices

S&P 500 Index:

The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on the U.S. markets and includes a representative sample of leading companies in leading industries.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management LLC and assume reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described index.

Information About Your Fund’s Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2008 and held for the entire period. The table illustrates the fund’s costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund’s actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Information As of 8/31/08 (Unaudited)

Neuberger Berman Equity Funds
	Actual				Hypothetical (5% annual return before expenses) **
	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During the Period* 3/1/08 - 8/31/08	Expense Ratio	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During the Period* 3/1/08 - 8/31/08	Expense Ratio
Convergence Fund
Trust Class	$1,000.00	$1,041.90	$5.18	1.01%	$1,000.00	$1,020.06	$5.13	1.01%
Dividend Fund
Trust Class	$1,000.00	$1,013.10	$5.16	1.02%	$1,000.00	$1,020.01	$5.18	1.02%
Energy Fund
Trust Class	$1,000.00	$997.20	$5.07	1.01%	$1,000.00	$1,020.06	$5.13	1.01%
Research Opportunities Fund
Trust Class	$1,000.00	$1,000.00	$5.08	1.01%	$1,000.00	$1,020.06	$5.13	1.01%

* For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Schedule of Investments (Convergence Fund)

Top Ten Equity Holdings
	Holding	%			Number of Shares	Market Value (000’s)†
1	Advanced Micro Devices	6.7
2	American Tower	4.9		Applied Materials	13.585	$243
3	Research In Motion	4.9				591
4	Microsoft Corp.	4.8
5	Cisco Systems	4.7
6	Applied Materials	4.7		Software (8.4%)
7	Xerox Corp.	4.4		Adobe Systems*	4,417	189
8	Crown Castle International	4.3		Microsoft Corp.	9,039	247
9	Google Inc. Class A	4.1				436
10	Comcast Corp. Class A Special	4.0
				Wireless Telecommunication Services (18.8%)
				American Tower* Crown Castle International* Metropcs Communications*	6,130 5,975 5,195	253 224 88
				Millicom International
		Number of Shares	Market Value (000’s)†	Cellular NII Holdings* Sprint Nextel	1,150 2,725 20,175	91 143 176
						975
	Common Stocks (93.2%)

	Communications Equipment (25.7%)			Total Common Stocks (Cost $4,966)		4,828
	Arris Group*	9,640	$91
	Ciena Corp.*	6,430	112	Short-Term Investments (7.1%)
	Cisco Systems*	10,250	246	Neuberger Berman Prime
	F5 Networks*	1,570	54	Money Fund Trust Class@
	Infinera Corp.*	11,000	121	(Cost $368)	367,839	368
	Juniper Networks*	4,340	112
	Nokia Corp. ADR	5,655	142	Total Investments##
	QUALCOMM Inc.	3,775	199	(100.3%)
	Research In Motion*	2,080	253	(Cost $5,334)		5,196
			1,330
				Liabilities, less cash,
				receivables and other
	Computers & Peripherals (4.0%)			assets [(0.3%)]		(15)
	Apple, Inc.*	694	118
	Dell Inc.*	4,161	90	Total Net Assets (100.0%)		$5,181

			208

	Diversified (2.3%)
	iShares Russell 1000 Growth Index Fund	2,165	118

	Diversified Telecommunication (3.3%)
	AT&T Inc.	5,398	173

	Electrical Equipment (2.4%)
	First Solar*	455	126

	Internet & Catalog Retail (3.4%)
	Amazon.com*	2,140	173

	Internet Software & Services (4.1%)
	Google Inc. Class A*	460	213

	Media (5.0%)
	Comcast Corp. Class A Special	9,865	208
	Viacom Inc. Class B*	1,660	49

	Office Electronics (4.4%)
	Xerox Corp.	16,370	228

	Semiconductors & Semiconductor
	Equipment (11.4%)
	Advanced Micro Devices*	55,250	348

See Notes to Schedule of Investments

Schedule of Investments Dividend Fund

Top Ten Equity Holdings				Number of	Market		Number of	Market
Holding		%		Shares	Value†		Shares	Value†
1 Marsh & McLennan		3.6			(000's)			(000's)
2 United Technologies		3.4
3 Canadian Oil Sands Trust		3.4	Gas Utilities (1.7%)			Total Common Stocks
4 Spectra Energy		3.3	New Jersey Resources	2,310	$84	(Cost $3,981)		$4,178
5 Progress Energy Trust		3.2
6 Occidental Petroleum		3.1	Hotels, Restaurants & Leisure (1.3%)			Convertible Preferred Stocks (1.9%)
7 Northrop Grumman		3	Darden Restaurants	2,200	64
8 Exxon Mobil		2.8				Metals & Mining (1.9%)
9 Johnson & Johnson		2.8	Household Products (2.6%)			Freeport-McMoRan Copper
10 Caterpillar Inc.		2.6	Procter & Gamble	1,800	126	& Gold
						(Cost $74)	725	94
	Number of	Market	Industrial Conglomerates (1.3%)
	Shares	Value†	3M Co.	880	63	Short-Term Investments (11.8%)
		(000's)				Neuberger Berman Prime
						Money Fund Trust Class@
Common Stocks (86.3%)			Insurance (9.8%)			(Cost $570)	569,960	570
			Arthur J. Gallagher	2,680	71
Aerospace & Defense (6.4%)			Endurance Specialty			Total Investments##
Northrop Grumman	2,100	$144	Holdings	1,815	59	(100.00%)
United Technologies	2,500	164	Hartford Financial Services			(Cost $4,625)		4,842
		308	Group	730	46	Liabilities, less cash,
			Lincoln National	1,015	51	receivables and other
Air Freight & Logistics (1.4%)			Marsh & McLennan	5,500	176	assets [(0.0%)]		(2)
United Parcel Service	1,060	68	Willis Group Holdings	2,120	73
					476	Total Net Assets (100.0%)		$4,840
Beverages (1.4%)			Machinery (4.1%)
Diageo PLC ADR	910	68	Caterpillar Inc.	1,800	127
			Eaton Corp.	990	73
Capital Markets (1.3%)					200
Bank of New York Mellon	1,783	62	Media (1.7%)
			CBS Corp. Class B	4,940	80
Commercial Banks (2.3%)
PNC Financial Services Group	850	61	Metals & Mining (3.7%)
Wells Fargo	1,625	49	Rio Tinto	210	80
		110	Teck Cominco Class B	2,400	99
Communications Equipment (1.1%)					179
Nokia Corp. ADR	2,045	51	Multi-Utilities (4.8%)
			Public Service Enterprise	1,815	74
Diversified Financial Services (2.1%)			Group
Citigroup Inc.	1,835	35	Sempra Energy	1,265	73
J.P. Morgan Chase	1,765	68	TECO Energy	4,800	86
		103			233
Diversified Telecommunication (2.2%)			Oil, Gas & Consumable Fuels (15.9%)
AT&T Inc.	3,340	107	Canadian Oil Sands Trust	3,370	163
			Exxon Mobil	1,720	137
Electric Utilities (9.6%)			Occidental Petroleum	1,900	151
Entergy Corp.	650	68	Progress Energy Trust	10,400	156
Exelon Corp.	1,080	82	Spectra Energy	6,112	162
FirstEnergy Corp.	1,255	91			769
FPL Group	1,300	78	Paper & Forest Products (1.2%)
ITC Holdings	1,410	79	Weyerhaeuser Co.	1,060	59
PPL Corp.	1,580	69
		467	Pharmaceuticals (5.3%)
Energy Equipment & Services (1.5%)			Abbott Laboratories	2,120	122
Precision Drilling Trust	3,460	73	Johnson & Johnson	1,900	134
					256
Food & Staples Retailing (2.1%)			Thrifts & Mortgage Finance (1.5%)
Wal-Mart Stores	1,700	100	New York Community

			Bancorp	4,380	72

See Notes to Schedule of Investments

Schedule of Investments Energy Fund

Top Ten Equity Holdings				Number of	Market
Holding		%		Shares	Value†
1 Suncor Energy		6.8			(000's)
2 Occidental Petroleum		6.6	Range Resources	1,935	$90
3 Canadian Natural Resources		6.0	Southwestern Energy *	2,700	103
4 XTO Energy		6.0	Suncor Energy	5,820	331
5 Schlumberger Ltd.		5.0	XTO Energy	5,751	290
6 Devon Energy		4.9			3,185
7 Petroleo Brasileiro ADR		4.8	Total Common Stocks
8 EOG Resources		4.4	(Cost $3,381)		4,712
9 Apache Corp.		3.9
10 Denbury Resources		3.9	Short-Term Investments (3.2%)
			Neuberger Berman Prime
	Number of	Market	Money Fund Trust Class@
	Shares	Value†	(Cost $156)	155,575	156
		(000's)
Common Stocks (96.9%)			Total Investments##
			(100.1%)
Electric Utilities (14.0%)			(Cost $3,537)		4,868
Allegheny Energy	1,375	$62	Liabilities, less cash,
Entergy Corp.	1,110	115	receivables and other
Exelon Corp.	1,805	137	assets [(0.1%)]		(7)
FirstEnergy Corp.	1,280	93
FPL Group	3,030	182	Total Net Assets (100.0%)		$4,861
ITC Holdings	1,140	64
PPL Corp.	625	27
		680

Energy Equipment & Services (8.0%)
National Oilwell Varco *	2,000	147
Schlumberger Ltd.	2,575	243
		390
Gas Utilities (3.8%)
Equitable Resources	975	49
Questar Corp.	2,610	135
		184
Independent Power Producers & Energy Traders (3.7%)
NRG Energy *	4,775	180

Multi-Utilities (1.9%)
Sempra Energy	1,605	93

Oil, Gas & Consumable Fuels (65.5%)
Apache Corp.	1,665	190
Canadian Natural Resources	3,460	294
Concho Resources *	5,665	185
Denbury Resources *	7,640	190
Devon Energy	2,330	238
EOG Resources	2,065	216
Murphy Oil	1,825	143
Occidental Petroleum	4,015	319
Petrohawk Energy *	5,400	187
Petroleo Brasileiro ADR	4,420	233
Plains Exploration & Production *	1,200	65
Quicksilver Resources *	4,605	111

See Notes to Schedule of Investments

Schedule of Investments  Research Opportunities Fund

Top Ten Equity Holdings					Market			Market
Holding	%			Number	Value†		Number	Value†
1 Exxon Mobil	3.7			of Shares	(000's)		of Shares	(000's)
2 Procter & Gamble	2.8		IBM	587	$72	Independent Power Producers &
3 Microsoft Corp.	2.8				91	Energy Traders (0.3%)
4 S&P 500 Depositary Receipts	2.7		Diversified (2.7%)			NRG Energy *	368	$14
5 Cisco Systems	2.4		S&P 500 Depositary			Industrial Conglomerates (0.9%)
6 Johnson & Johnson	2.3		Receipts	1,056	136	3M Co.	633	45
7 Wal-Mart Stores	2.2		Diversified Financial Services (3.5%)			Insurance (6.1%)
8 Occidental Petroleum	2.2		Citigroup Inc.	3,499	66	American International Group	2,334	50
9 J.P. Morgan Chase	2.1		J.P. Morgan Chase	2,768	107	Endurance Specialty
10 MetLife, Inc.	2.1				173	Holdings	403	13
			Diversified Telecommunication (1.6%)			Everest Re Group	59	5
			AT&T Inc.	2,555	82	Hartford Financial Services
		Market	Electric Utilities (2.2%)			Group	301	19
	Number	Value†	Allegheny Energy	206	9	Lincoln National	405	20
	of Shares	(000's)	Entergy Corp.	178	18	MetLife, Inc.	1,933	105
			Exelon Corp.	429	33	Prudential Financial	524	39
Common Stocks (99.9%)			FirstEnergy Corp.	233	17	Willis Group Holdings	1,578	54
Aerospace & Defense (0.8%)			FPL Group	300	18			305
United Technologies	615	$40	ITC Holdings	103	6	IT Services (0.4%)
Air Freight & Logistics (0.9%)			PPL Corp.	216	9	Western Union	670	19
United Parcel Service	688	44			110	Life Science Tools & Services (1.7%)
Auto Components (0.7%)			Electrical Equipment (1.2%)			Charles River Laboratories	648	43
WABCO Holdings	795	35	Rockwell Automation	1,287	61	International *
Beverages (1.0%)			Energy Equipment & Services (0.2%)			Thermo Fisher Scientific *	699	42
Constellation Brands *	2,383	50	Dresser-Rand Group *	305	12			85
Biotechnology (2.5%)			Food & Staples Retailing (3.7%)			Machinery (7.4%)
Genentech, Inc. *	317	31	CVS Corp.	1,976	73	Caterpillar Inc.	653	46
Genzyme Corp. *	646	51	Wal-Mart Stores	1,866	110	Danaher Corp.	990	81
Gilead Sciences *	782	41			183	Eaton Corp.	991	72
		123	Food Products (1.7%)			Illinois Tool Works	496	25
Capital Markets (2.5%)			Ralcorp Holdings *	1,422	87	Ingersoll-Rand	1,668	62
Bank of New York Mellon	2,104	73	Gas Utilities (0.5%)			Terex Corp. *	1,660	83
State Street	749	51	New Jersey Resources	157	6			369
		124	Questar Corp.	353	18
Chemicals (2.1%)					24	Media (2.8%)
Air Products & Chemicals	194	18	Health Care Equipment & Supplies (3.9%)			CBS Corp. Class B	1,163	19
Airgas, Inc.	422	25	Baxter International	713	48	Comcast Corp. Class A Special	3,343	71
Ecolab Inc.	455	21	Boston Scientific *	1,298	16	News Corp. Class A	1,384	19
Nalco Holding	433	10	Covidien Ltd.	1,307	71	Viacom Inc. Class B *	1,092	32
Praxair, Inc.	350	31	Zimmer Holdings *	793	58			141
		105			193	Metals & Mining (1.4%)
Commercial Banks (2.2%)			Health Care Providers & Services (0.7%)			Allegheny Technologies	125	6
PNC Financial Services Group	340	25	Aetna Inc.	439	19	Freeport-McMoRan Copper & Gold	480	43
Wells Fargo	2,855	86	Health Net *	610	17	Teck Cominco Class B	445	18
		111			36			67
Communications Equipment (2.9%)			Hotels, Restaurants & Leisure (1.2%)			Multi-Utilities (0.5%)
Cisco Systems *	4,965	119	Darden Restaurants	1,965	58	Public Service Enterprise
Nokia Corp. ADR	1,015	26	Household Products (3.8%)			Group	320	13
		145	Energizer Holdings *	602	51	Sempra Energy	231	13
Computers & Peripherals (1.8%)			Procter & Gamble	1,985	139			26
Dell Inc. *	883	19			190

See Notes to Schedule of Investments

Schedule of Investments  Research Opportunities Fund cont’d

	Number of Shares	Market Value† (000's)		Market Value† (000's)

Office Electronics (0.9%)			Total Investments##
Xerox Corp.	3,230	$45	(100.2%)	$4,991
Oil, Gas & Consumable Fuels (13.0%)			(Cost $4,972)
Concho Resources *	1,165	38	Liabilities, less cash,
Denbury Resources *	1,638	41	receivables and other
Exxon Mobil	2,273	182	assets [(0.2%)]	(12)
Occidental Petroleum	1,365	108
Quicksilver Resources *	1,329	32	Total Net Assets (100.0%)	$4,979
Range Resources	1,064	50
Southwestern Energy *	318	12
Suncor Energy	1,471	84
XTO Energy	2,011	101
		648
Paper & Forest Products (0.1%)
Weyerhaeuser Co.	91	5
Personal Products (1.1%)
NBTY, Inc. *	1,581	53
Pharmaceuticals (3.5%)
Abbott Laboratories	1,065	61
Johnson & Johnson	1,600	113
		174
Semiconductors & Semiconductor Equipment (4.7%)
Advanced Micro Devices *	14,694	92
Applied Materials	3,980	71
MEMC Electronic Materials *	103	5
Texas Instruments	2,598	64
		232
Software (5.6%)
Adobe Systems *	1,224	52
Intuit Inc. *	1,289	39
Microsoft Corp.	5,027	137
Oracle Corp. *	2,212	49
		277
Specialty Retail (3.7%)
PETsMART, Inc.	2,039	55
Tiffany & Co.	1,181	52
TJX Cos.	2,100	76
		183
Wireless Telecommunication Services (1.5%)
American Tower *	576	24
Crown Castle International *	470	18
NII Holdings *	230	12
SBA Communications *	318	11
Sprint Nextel	1,202	10
		75
Total Common Stocks
(Cost $4,957)		4,976
Short-Term Investments (0.3%)
Neuberger Berman Prime Money Fund@ (Cost $15)	15,148	15

See Notes to Schedule of Investments

Notes to Schedule of Investments

†

Investments in equity securities by each fund are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price ( “NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, each fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Equity Funds (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the funds’ foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

##	At August 31, 2008, selected fund information on a U.S. federal income tax basis was as follows:

(000’s omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Convergence Fund	$5,335	$263	$402	$(139)
Dividend Fund	4,627	460	245	215
Energy Fund	3,537	1,381	50	1,331
Research Opportunities Fund	5,022	310	341	(31)

*	Security did` not produce income during the last twelve months.
@

Neuberger Berman Prime Money Fund (“Prime Money”) is also managed by Neuberger Berman Management LLC and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

Statements of Assets and Liabilities
Neuberger Berman Equity Funds (000’s omitted except per share amounts)
	Convergence Fund	Dividend Fund	Energy Fund	Research Opportunity Fund
Assets	August 31, 2008	August 31, 2008	August 31, 2008	August 31, 2008
Investments in securities, at market value * (Notes A & E)-see Schedule of Investments:
Unaffiliated issuers	$4,828	$4,272	$4,712	$4,976
Affiliated issuers	368	570	156	15
	5,196	4,842	4,868	4,991
Foreign currency	—	6	—	—
Dividends and interest receivable	3	15	7	7
Receivable for securities sold	—	—	—	10
Receivable from administrator-net (Note B)	12	13	13	12
Total Assets	5,211	4,876	4,888	5,020
Liabilities
Payable for securities purchased	—	—	—	12
Payable to investment manager-net (Notes A & B)	2	2	2	2
Accrued expenses and other payables	28	34	25	27
Total Liabilities	30	36	27	41
Net Assets at value	$5,181	$4,840	$4,861	$4,979
Net Assets consist of:
Paid-in capital	$5,732	$4,743	$3,109	$4,944
Undistributed net investment income (loss)	56	22	—	23
Accumulated net realized gains (losses) on investments	(469)	(142)	421	(7)
Net unrealized appreciation(depreciation) in value of investments	(138)	217	1,331	19
Net Assets at value	$5,181	$4,840	$4,861	$4,979
Net Assets
Trust Class	$5,181	$4,840	$4,861	$4,979
Shares Outstanding ($.001 par value; unlimited shares authorized)
Trust Class	563	482	345	506
Net Asset Value, offering and redemption price per share
Trust Class	$9.20	$10.04	$14.10	$9.84
* Cost of Investments:
Unaffiliated issuers	$4,966	$4,055	$3,381	$4,957
Affiliated issuers	368	570	156	15
Total cost of investments	$5,334	$4,625	$3,537	$4,972
Total cost of foreign currency	$—	$6	$—	$—

See Notes to Financial Statements

Statements of Operations Neuberger Berman Equity Funds (000’s omitted)

	Convergence Fund	Dividend Fund	Energy Fund	Research Opportunities Fund
	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008	For the Year Ended August 31, 2008

Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$124	$191	$74	$105
Income from investments in affiliated issuers (Note E)	4	20	3	1
Foreign taxes withheld	(2)	(5)	(1)	(1)
Total income	$126	$206	$76	$105
Expenses:
Investment management fees (Notes A & B)	31	28	37	32
Administration fees (Note B)	4	4	5	4
Administration fees (Note B):
Trust Class	24	21	28	25
Distribution fees (Note B):
Trust Class	7	6	8	7
Shareholder servicing agent fees:
Trust Class	18	16	16	16
Audit fees	10	20	10	10
Custodian fees (Note B)	9	7	17	12
Legal fees	22	19	22	19
Shareholder reports	6	6	8	6
Trustees’ fees and expenses	35	35	35	35
Miscellaneous	—	1	1	1
Total expenses	166	163	187	167
Expenses reimbursed by administrator (Note B)	(96)	(99)	(104)	(95)
Investment management fees waived (Note A)	—	—	—	—
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	—	—	—	—
Total net expenses	70	64	83	72
Net investment income (loss)	$56	$142	$(7)	$33
Realized and Unrealized Gain (Loss) on Investments (Note A) Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(598)	(31)	2,565	22
Foreign currency	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(576)	(294)	(105)	(647)
Foreign currency	—	—	—	—
Net gain (loss) on investments	(1,174)	(325)	2,460	(625)
Net increase (decrease) in net assets resulting from operations	$(1,118)	$(183)	$2,453	$(592)

See Notes to Financial Statements

Statements of Changes in Net Assets Neuberger Berman Equity Funds (000’s omitted)

	Convergence Fund		Dividend Fund
	Year Ended August 31, 2008	Period from January 9, 2007 (Commencement of Operations) to August 31, 2007	Year Ended August 31, 2008	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007

Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$56	$5	$142	$121
Net realized gain (loss) on investments	(598)	519	(31)	177
Change in net unrealized appreciation (depreciation) of investments	(576)	438	(294)	511
Net increase (decrease) in net assets resulting from operations	(1,118)	962	(183)	809
Distributions to Shareholders From (Note A):
Net investment income:
Trust Class	(5)	—	(147)	(94)
Net realized gain on investments:
Trust Class	(559)	—	(177)	—
Total distributions to shareholders	(564)	—	(324)	(94)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Trust Class	—	5,000	—	5,000
Proceeds from reinvestment of dividends and distributions:
Trust Class	564	—	324	94
Payments for shares redeemed:
Trust Class	(2,200)	—	(2,100)	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Premier Convergence Portfolio	—	2,537	—	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Premier Dividend Portfolio	—	—	—	1,314
Net increase (decrease) from Fund share transactions	(1,636)	7,537	(1,776)	6,408
Net Increase (Decrease) in Net Assets	(3,318)	8,499	(2,283)	7,123
Net Assets:
Beginning of period	8,499	—	7,123	—
End of period	$5,181	$8,499	$4,840	$7,123
Undistributed net investment income (loss) at end of period	$56	$5	$22	$28

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds

(000’s omitted)

	Energy Fund		Research Opportunities Fund
	Year Ended August 31, 2008	Period from October 17, 2006 (Commencement of Operations) to August 31, 2007	Year Ended August 31, 2008	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007

Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(7)	$12	$33	$25
Net realized gain (loss) on investments	2,565	672	22	309
Change in net unrealized appreciation (depreciation) of investments	(105)	1,436	(647)	666
Net increase (decrease) in net assets resulting from operations	2,453	2,120	(592)	1,000
Distributions to Shareholders From (Note A):
Net investment income:
Trust Class	(111)	(14)	(51)	(9)
Net realized gain on investments:
Trust Class	(574)	—	(328)	—
Total distributions to shareholders	(685)	(14)	(379)	(9)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Trust Class	—	5,000	—	5,000
Proceeds from reinvestment of dividends and distributions:
Trust Class	685	14	379	9
Payments for shares redeemed:
Trust Class	(6,100)	—	(3,000)	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Premier Energy Portfolio	—	1,388	—	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Premier Analysts Portfolio	—	—	—	2,571
Net increase (decrease) from Fund share transactions	(5,415)	6,402	(2,621)	7,580
Net Increase (Decrease) in Net Assets	(3,647)	8,508	(3,592)	8,571
Net Assets:
Beginning of period	8,508	—	8,571	—
End of period	$4,861	$8,508	$4,979	$8,571
Undistributed net investment income (loss) at end of period	$—	$110	$23	$41

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A – Summary of Significant Accounting Policies:

1

General: Neuberger Berman Equity Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of March 26, 2008. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”). Neuberger Berman Convergence Fund (“Convergence”), Neuberger Berman Dividend Fund (“Dividend”), Neuberger Berman Energy Fund (“Energy”) and Neuberger Berman Research Opportunities Fund (“Research Opportunities”), (individually a “Fund”, collectively, the “Funds”) are separate operating series of the Trust. Dividend and Research Opportunities are diversified, while Convergence and Energy are non-diversified. Dividend and Research Opportunities had no operations until November 2, 2006 other than matters relating to their organization and registration of shares under the 1933 Act. Energy and Convergence had no operations until October 17, 2006 and January 9, 2007, respectively, other than matters relating to their organization and registration of shares under the 1933 Act. Each Fund acquired all of the assets and assumed all of the liabilities of certain separate accounts managed and owned by Neuberger Berman, LLC (“Neuberger”) during the fiscal period ended August 31, 2007 (see Note G for more information). All of the Funds offer Trust Class shares. The Board of Trustees of the Trust (the “Board”) may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Management, the investment manager of Neuberger Berman Equity Funds (“Funds”), and Neuberger, the Funds’ sub-adviser, are wholly owned subsidiaries of Lehman Brothers Holdings Inc. (“Lehman”), a publicly owned holding company. On September 15, 2008, Lehman filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On September 29, 2008, it was announced that Bain Capital Partners, LLC and Hellman & Friedman LLC have agreed to acquire Neuberger Berman and the fixed income management and certain other parts of Lehman Brothers’ Investment Management Division, in a cash transaction with Lehman. The transaction is subject to certain conditions and approvals, including approval by the bankruptcy court having jurisdiction over the Lehman matter. Other potential bids may be received during the time period for an open auction mandated by the bankruptcy court.

These events, while affecting Lehman, have not had a material impact on the Funds or their operations. Management and Neuberger will continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

If completed, acquisition of the Neuberger Berman entities would constitute an “assignment” of the Funds’ Management and Sub-Advisory Agreements and, by law, would automatically terminate those agreements. Accordingly, the Funds’ Board of Trustees will consider new investment management and sub-advisory agreements with the Neuberger Berman entities for the Funds. If approved by the Board, including the Trustees who are not “interested persons” of the investment manager and its affiliates or the Funds, the new agreements will require the approval of the Funds’ shareholders.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds’ Schedule of Investments.

3

Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5

Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109”. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of August 31, 2008, the Funds did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2008, permanent differences resulting primarily from different book and tax accounting net operating losses, foreign currency gains and losses, distribution redesignations, partnership basis adjustment and non-taxable dividend adjustments on Canadian Income Trusts were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

The tax character of distributions paid during the year ended August 31, 2008 and the period ended August 31, 2007 was as follows:

Distributions Paid From

	Ordinary Income	Long –Term Capital Gain		Total
	2008	2007		2008	2007		2008	2007
Convergence	$532,190	$	-(2)	$31,817	$	-(2)	$564,007	$		-(2)
Dividend	237,180	93,925	(1)	87,284		-(1)	324,464		93,925	(1)
Energy	317,109	14,350	(3)	368,171		-(3)	685,280		14,350	(3)
Research Opportunities	247,745	8,500	(1)	131,303		-(1)	379,048		8,500	(1)

(1)	Period from November 2, 2006 to August 31, 2007
(2)	Period from January 9, 2007 to August 31, 2007
(3)	Period from October 17, 2006 to August 31, 2007

As of August 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Convergence	$71,048	$-	$(138,906)	$(483,122)	$(550,980)
Dividend	23,431	-	215,327	(142,633)	96,125
Energy	102,259	318,650	1,331,372	-	1,752,281
Research Opportunities	29,418	36,946	(31,554)	-	34,810

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, convertible preferred stock income adjustments, post October loss deferrals and cumulative return of capital payments.

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2008, the following Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in 2016
Dividend	$16,897

Under current tax law, certain net capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2008, the Funds elected to defer the following:

Expiring in 2016
Convergence	$483,122
Dividend	$16,897

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7

Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income for Convergence, Energy, and Research Opportunities and net realized capital gains for all Funds, if any, generally are distributed in December and are recorded on the ex-date. However, Dividend generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter.

8

Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a series of the Trust are allocated among the series, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9

Call options: Each Fund may write covered call options. Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

During the year ended August 31, 2008, the Funds did not write any covered call options.

10

Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Each Fund may also buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as “initial margin” ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as “variation margin” to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this “mark to market” are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s taxable income.

During the year ended August 31, 2008, the Funds did not enter into any financial futures contracts. At August 31, 2008, there were no open positions.

11

Forward foreign currency contracts: Each Fund may enter into forward foreign currency contracts (“contracts”) in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

12

Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13

Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund (“Prime Money”), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the “Arrangement”). For the year ended August 31, 2008, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption “Investment management fees waived.” For the year ended August 31, 2008, income earned under this Arrangement is reflected in the Statements of Operations under the caption “Income from investments in affiliated issuers.” For the year ended August 31, 2008, management fees waived and income earned under this Arrangement were as follows

	Management Fees Waived	Income Earned
Convergence	$91	$4,087
Dividend	481	19,794
Energy	90	3,387
Research Opportunities	21	1,059

14

Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B – Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.45% of that Fund’s average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund’s Trust Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company (“State Street”) as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For each Fund’s Trust Class, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the “Plan”) with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management’s activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.10% of the Trust Class’ average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) which exceed the expense limitation as detailed in the following table. The Trust Class of each Fund has agreed to repay Management for fees and expenses forgone and/or their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended August 31, 2008, there was no reimbursement to Management under this agreement. At August 31, 2008, contingent liabilities to Management under the agreement were as follows:

		Expenses Deferred In Fiscal Period, August 31,
			2007	2008
		Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2010	2011
Convergence Trust Class	1.00%	8/31/11	$49,850	$95,766
Dividend Trust Class	1.00%	8/31/11	77,844	99,429
Energy Trust Class	1.00%	8/31/11	66,728	103,826
Research Opportunities Trust Class	1.00%	8/31/11	74,769	94,587

(1)     Expense limitation per annum of the respective class’ average daily net assets.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Each Fund’s Trust Class also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from the Trust Class under the Trust Class’ Plan, as described above.

The Funds entered into a commission recapture agreement, which enabled each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Pursuant to the agreement, brokers paid recaptured commissions to the Fund’s custodian and the custodian directed these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement on the Funds was a reduction of expenses as follows:

Convergence	$326

Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2008, the impact of this arrangement was a reduction of expenses of $10, $45, $134, and $89 for Convergence, Dividend, Energy and Research Opportunities, respectively.

Note C – Securities Transactions:

During the year ended August 31, 2008, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

(000’s omitted)	Purchases	Sales
Convergence	$8,738	$11,309
Dividend	3,039	5,212
Energy	3,095	9,276
Research Opportunities	9,200	12,125

During the year ended August 31, 2008, there were brokerage commissions on securities transactions paid to affiliated brokers as follows:

(000’s omitted)	Neuberger	Lehman Brothers Inc.
Convergence	$152	$3,671
Dividend	2,184	780
Energy	145	1,277
Research Opportunities	1,364	1,379

Note D – Fund Share Transactions:

Share activity for the year ended August 31, 2008 and for the period ended August 31, 2007 was as follows:

	For the Year Ended August 31, 2008				For the Period Ended August 31, 2007
(000’s omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Shares Issued in Connection with the Tax-Free Transfer of Assets (see Note G)	Total
Convergence:
Trust Class	-	58	(244)	(186)	500	-	-	249	749(2)
Dividend:
Trust Class	-	31	(200)	(169)	500	8	-	143	651(1)
Energy:
Trust Class	-	52	(400)	(348)	500	1	-	192	693(3)
Research Opportunities:
Trust Class	-	36	(299)	(263)	500	1	-	268	769(1)

(1)	Period from November 2, 2006 to August 31, 2007
(2)	Period from January 9, 2007 to August 31, 2007
(3)	Period from October 17, 2006 to August 31, 2007

Note E – Investments In Affiliates:

	Balance of Shares Held August 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Convergence
Neuberger Berman Prime Money Fund Trust Class*	30,942	2,446,987	2,110,090	367,839	$367,839	$4,087
Dividend
Neuberger Berman Prime Money Fund Trust Class*	188,898	3,206,992	2,825,930	569,960	$569,960	$19,794
Energy
Neuberger Berman Prime Money Fund Trust Class*	85,516	834,880	764,821	155,575	$155,575	$3,387
Research Opportunities
Neuberger Berman Prime Money Fund Trust Class*	64,805	575,710	625,367	15,148	$15,148	$1,059

*

Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

Note F – Recent Accounting Pronouncements:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim reporting periods within those fiscal years. As of August 31, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161”). SFAS 161 is effective for interim and annual reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Note G – Tax-Free Transfer of Assets into the Funds:

After the close of business on April 13, 2007 for Dividend, Energy and Research Opportunities and August 24, 2007 for Convergence, all the net assets and liabilities of certain separate accounts managed and owned by Neuberger were transferred into the Funds.

On August 24, 2007, Convergence received a tax-free transfer of assets from Neuberger Berman Premier Convergence Portfolio, as follows:

Shares of Convergence Issued	Neuberger Berman Premier Convergence Portfolio Net Assets Received	Neuberger Berman Premier Convergence Portfolio Unrealized Appreciation[1]	Net Assets of Convergence Prior to Combination	Net Assets of Neuberger Berman Premier Convergence Portfolio Immediately Prior to Combination	Net Assets of Convergence Immediately After Combination
248,516	$2,803,258	$265,755	$5,637,703	$2,803,258	$8,440,961

1 Unrealized appreciation is included in the Neuberger Berman Premier Convergence Portfolio Net Assets Received amount shown above.

On April 13, 2007, Dividend received a tax-free transfer of assets from Neuberger Berman Premier Dividend Portfolio, as follows:

Shares of Dividend Issued	Neuberger Berman Premier Dividend Portfolio Net Assets Received	Neuberger Berman Premier Dividend Portfolio Unrealized Appreciation[1]	Net Assets of Dividend Prior to Combination	Net Assets of Neuberger Berman Premier Dividend Portfolio Immediately Prior to Combination	Net Assets of Dividend Immediately After Combination
142,810	$1,552,348	$238,028	$5,880,067	$2,246,316	$8,126,383

1 Unrealized appreciation is included in the Neuberger Berman Premier Dividend Portfolio Net Assets Received amount shown above.

On April 13, 2007, Energy received a tax-free transfer of assets from Neuberger Berman Energy Portfolio, as follows:

Shares of Energy Issued	Neuberger Berman Premier Energy Portfolio Net Assets Received	Neuberger Berman Premier Energy Portfolio Unrealized Appreciation[1]	Net Assets of Energy Prior to Combination	Net Assets of Neuberger Berman Premier Energy Portfolio Immediately Prior to Combination	Net Assets of Energy Immediately After Combination
191,502	$2,246,316	$858,363	$5,533,471	$2,968,883	$8,502,354

1 Unrealized appreciation is included in the Neuberger Berman Premier Energy Portfolio Net Assets Received amount shown above.

On April 13, 2007, Research Opportunities received a tax-free transfer of assets from Neuberger Berman Premier Analysts Portfolio, as follows:

Shares of Research Opportunities Issued	Neuberger Berman Premier Analysts Portfolio Net Assets Received	Neuberger Berman Premier Analysts Portfolio Unrealized Appreciation[1]	Net Assets of Research Opportunities Prior to Combination	Net Assets of Neuberger Berman Premier Analysts Portfolio Immediately Prior to Combination	Net Assets of Research Opportunities Immediately After Combination
268,677	$2,968,883	$397,679	$5,533,471	$2,968,883	$8,502,354

1 Unrealized appreciation is included in the Neuberger Berman Premier Analysts Portfolio Net Assets Received amount shown above.

Note H – Subsequent Market Events:

Recent events have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including to some extent the Neuberger Berman Equity Funds. These events have included, but are not limited to, the Federal government’s placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, which effectively gave control to the Federal government, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government bailout of American International Group, Inc (“AIG”), reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and U.K. governments banning short-selling. Securities of some of these companies are held by the Funds. Both domestic and international equity markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. The potential investment of each Funds’ investments in certain issuers, and the financial markets in general, as reflected in each Fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these and other events.

Financial Highlights

Convergence Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class

	Year Ended August 31, 2008	Period from January 9, 2007^ to August 31, 2007
Net Asset Value, Beginning of Period	$11.35	$10.00

Income From Operations:
Net Investment Income (Loss)@	.08	.01
Net Gains or Losses on Securities (both realized and unrealized)	(1.47)	1.34
Total From Investment Operations	(1.39)	1.35

Less Distributions From:
Net Investment Income	(.01)	—
Net Capital Gains	(.75)	—
Total Distributions	(.76)	—

Net Asset Value, End of Period	$9.20	$11.35
Total Return††	(12.57%)	13.50	%**

Ratios/Supplemental Data

Net Assets, End of Period (in millions)	$5.2	$8.5
Ratio of Gross Expenses to Average Net Assets#	1.01%	1.00	%*
Ratio of Net Expenses to Average Net Assets‡	1.01%	1.00	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.82%	.15	%*
Portfolio Turnover Rate	128%	55	%**

See Notes to Financial Highlights

Financial Highlights

Dividend Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class

	Year Ended August 31, 2008	Period from November 2, 2006 ^ to August 31, 2007
Net Asset Value, Beginning of Period	$10.93	$10.00

Income From Operations:
Net Investment Income (Loss)@	.24	.21
Net Gains or Losses on Securities (both realized and unrealized)	(.62)	.88
Total From Investment Operations	(.38)	1.09

Less Distributions From:
Net Investment Income	(.24)	(.16)
Net Capital Gains	(.27)	—

Total Distributions	(.51)	(.16)
Net Asset Value, End of Period	$10.04)	$10.93
Total Return††	(3.68%)	10.87%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$4.8	$7.1
Ratio of Gross Expenses to Average Net Assets#	1.01%	1.00%
Ratio of Net Expenses to Average Net Assets‡	1.01%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.24%	2.37%
Portfolio Turnover Rate	53%	42%

See Notes to Financial Highlights

Financial Highlights

Energy Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class

	Year Ended August 31, 2008	Period from October 17, 2006^ to August 31, 2007

Net Asset Value, Beginning of Period	$12.28	$10.00
Net Investment Income (Loss)@	(.01)	.02
Net Gains or Losses on Securities (both realized and unrealized)	2.82	2.29
Total From Investment Operations	2.81	2.31

Less Distributions From:
Net Investment Income	(.16)	(.03)
Net Capital Gains	(.83)	—

Total Distributions	(.99)	(.03)

Net Asset Value, End of Period	$14.10	$12.28
Total Return††	23.47%	23.13	%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$4.9	$8.5
Ratio of Gross Expenses to Average Net Assets#	1.01%	1.00	%*
Ratio of Net Expenses to Average Net Assets‡	1.01%	1.00	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.08)%	.20	%*
Portfolio Turnover Rate	39%	45	%**

See Notes to Financial Highlights

Financial Highlights

Research Opportunities Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class

	Year Ended August 31, 2008	Period from November 2, 2006^ to August 31, 2007
Net Asset Value, Beginning of Period	$11.14	$10.00
Net Investment Income (Loss)@	.05	.04
Net Gains or Losses on Securities (both realized and unrealized)	(.86)	1.12
Total From Investment Operations	(.81)	1.16

Less Distributions From:
Net Investment Income	(.07)	(.02)
Net Capital Gains	(.42)	—

Total Distributions	(.49)	(.02)

Net Asset Value, End of Period	$9.84	$11.14
Total Return††	(7.53%)	11.58	%**

Net Assets, End of Period (in millions)	$5.0	$8.6
Ratio of Gross Expenses to Average Net Assets#	1.01%	1.00	%*
Ratio of Net Expenses to Average Net Assets‡	1.01%	1.00	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.46%	.44	%*
Portfolio Turnover Rate	129%	88	%**

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡

After reimbursement of expenses of the investment management fees by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,	Period Ended August 31,
	2008(4)	2007(4)
Convergence Fund Trust Class	2.40%	2.40	%(2)
Dividend Fund Trust Class	2.58%	2.54	%(1)
Energy Fund Trust Class	2.28%	2.15	%(3)
Research Opportunities Fund Trust Class	2.33%	2.31	%(1)

(4)	Period from November 2, 2006 to August 31, 2007
(5)	Period from January 9, 2007 to August 31, 2007
(6)	Period from October 17, 2006 to August 31, 2007
(7)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would be higher.

^	The date investment operations commenced.

@	Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Equity Funds and
Shareholders of Neuberger Berman Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Dividend Fund (formerly, Neuberger Berman Premier Dividend Fund), a series of Neuberger Berman Equity Funds (the “Trust”), as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended August 31, 2008 and the period from November 2, 2006 (commencement of operations) to August 31, 2007. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Dividend Fund as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended August 31, 2008 and the period from November 2, 2006 (commencement of operations) to August 31, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 22, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Convergence Fund (formerly, Neuberger Berman Premier Convergence Fund), Neuberger Berman Energy Fund (formerly, Neuberger Berman Premier Energy Fund), and Neuberger Berman Research Opportunities Fund (formerly, Neuberger Berman Premier Analysts Fund), each a series of the Neuberger Berman Equity Funds (the “Trust”), including the schedules of investments, as of August 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the periods: January 9, 2007 to August 31, 2007 for the Neuberger Berman Convergence Fund; October 17, 2006 to August 31, 2007 for the Neuberger Berman Energy Fund; and November 2, 2006 to August 31, 2007 for the Neuberger Berman Research Opportunities Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds, as of August 31, 2008, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 15, 2008

Directory

Investment Manager, Administrator and Distributor Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 800.877.9700 or 212.476.8800 Institutional Services 800.366.6264	Legal Counsel K & L Gates LLP 1601 K Street, NW Washington, DC 20006-1600

Sub-Adviser Neuberger Berman, LLC 605 Third Avenue New York, NY 10158-3698	Independent Registered Public Accounting Firms Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Custodian and Shareholder Servicing Agent State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Tait, Weller & Baker LLP 1818 Market Street Suite 2400 Philadelphia, PA 19103

For Trust Class Shareholders Address correspondence to: Neuberger Berman Management LLC 605 Third Avenue, Mail Drop 2-7 New York, NY 10158-0180 Attn: Institutional Support Services 800.366.6264

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee (4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees
John Cannon (1930)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	62

Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	62	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	62

Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	62

Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (1927)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	62

Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	62	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.
Howard A. Mileaf (1937)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	62

Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People’s Bank (a financial services company), 1991 to 2001.	62	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.
Edward I. O’Brien (1928)	Trustee since 1993	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	62	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
William E. Rulon (1932)	Trustee since 1986	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	62	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to “at risk” children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.
Cornelius T. Ryan (1931)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	62	None.
Tom D. Seip (1950)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	62

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly. Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Candace L. Straight (1947)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	62

Director, Montpelier Re (reinsurance company), since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	62	None.
Fund Trustees who are “Interested Persons”
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008

Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings, LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

			62	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.
Peter E. Sundman* (1959)	Chairman of the Board, Chief Executive Officer and Trustee since 1999; President from 1999 to 2000 and since 2008	Executive Vice President, Neuberger Berman Holdings LLC (holding company), since 1999; Head of Neuberger Berman Holdings LLC’s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, Management since 1999; Managing Director, Neuberger, since 2005; formerly, Executive Vice President, Neuberger, 1999 to December 2005; formerly, Principal, Neuberger, 1997 to 1999; formerly, Senior Vice President, Management, 1996 to 1999.	62

Director and Vice President, Neuberger & Berman Agency, Inc., since 2000; formerly, Director, Neuberger Berman Holdings LLC (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust’s Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)	For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*

Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Sundman is an interested person of the Trust by virtue of the fact he is an officer and director of Management. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002

Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (1970)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1997; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Claudia A. Brandon (1956)	Secretary since 1985

Senior Vice President, Neuberger, since 2007; Vice President-Mutual Fund Board Relations, Management, since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006 and Employee since 1999; Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (1956)	Executive Vice President since 2008; prior thereto, Vice President since 2000

Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; Senior Vice President, Management, since 2000; Vice President, fifteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, three since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (1950)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (1955)	Assistant Secretary since 2003

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (eight since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002

Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Chamaine Williams (1971)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and one since 2006); formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov . Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov , and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

Neuberger Berman Convergence Fund, Neuberger Berman Dividend Fund, Neuberger Berman Energy Fund and Neuberger Berman Research Opportunities Fund hereby designate $31,817, $87,284, $368,171 and $131,303, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2008, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual’s tax bracket. Complete information regarding each Fund’s distributions during the calendar year 2008 will be reported in conjunction with Form 1099DIV.

Fund	Qualified Dividend Income
Convergence	$124,324
Dividend	191,564
Energy	74,011
Research Opportunities	93,677
Item 2.   Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.   Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Climate Change, Equity Income, Focus, Genesis, Global Real Estate, Guardian, International, International Institutional, International Large Cap, Partners, Dividend, Real Estate Funds and Select Equities.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman Century, Convergence, Energy, Large Cap Disciplined Growth, Mid Cap Growth, Regency, Research Opportunities, Small Cap Growth, Small and Mid Cap Growth and Socially Responsive Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $417,500 and $451,167 for the fiscal years ended 2007 and 2008, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $123,300 and $147,200 for the fiscal years ended 2007 and 2008, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $101,200 and $124,800 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2007 and 2008, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

The aggregate fees billed to the Registrant for professional services rendered by Tait & Weller for tax compliance, tax advice, and tax planning were $23,700 and $27,800 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2007 and 2008, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $101,200 and $124,800 for the fiscal years ended 2007 and 2008, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $475,000 and $400,000 for the fiscal years ended 2007 and 2008, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $23,700 and $27,800 for the fiscal years ended 2007 and 2008, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.   Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.   Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.   Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.   Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Peter E. Sundman Peter E. Sundman Chief Executive Officer

Date: November 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter E. Sundman Peter E. Sundman Chief Executive Officer

Date: November 4, 2008

By:	/s/ John M. McGovern John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: November 4, 2008